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                                                               Exhibit 10.32


                        SEVERANCE COMPENSATION AGREEMENT

         SEVERANCE COMPENSATION AGREEMENT dated as of July 31, 1999 between Transaction Systems Architects, Inc., a Delaware corporation (the "Company"), and Steve Bailey (the "Executive").

         WHEREAS, the Company's Board of Directors has determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control of the Company;

         NOW, THEREFORE, this Agreement sets forth the severance compensation which the Company agrees it will pay to the Executive if the Executive's employment with the Company terminates under certain circumstances described herein following a Change in Control (as defined herein) and the other benefits the Company will provide the Executive following a Change in Control.

1.       TERM.

         This Agreement shall terminate, except to the extent that any obligation of the Company hereunder remains unpaid as of such time, upon the earlier of (i) the termination of Executive's employment for any reason prior to a Change in Control; and (ii) three years after the date of a Change in Control.

2.       CHANGE IN CONTROL.

         For purposes of this Agreement, Change in Control shall mean:

         (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (C) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in subclauses (i), (ii) and (iii) of clause (c) of this
Section 2 are satisfied; or


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         (b) if individuals who, as of the date hereof, constitute the Board of
Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) approval by the stockholders of the Company of a reorganization, merger or consolidation, unless following such reorganization, merger or consolidation (i) more than 60% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the resulting corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the resulting corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

         (d) (i) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (ii) the first to occur of (A) the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (B) the approval by the stockholders of the Company of any such sale or disposition, other than, in each case, any such sale or disposition to a corporation, with respect to


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which immediately thereafter, (1) more than 60% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the transferee corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the transferee corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such transferee corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of such transferee corporation and the combined voting power of the then-outstanding voting securities of such transferee corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such transferee corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board providing for such sale or other disposition of assets of the Company.

3.       TERMINATION FOLLOWING A CHANGE IN CONTROL.

         (a) The Executive shall be entitled to the compensation provided in
Section 4 of this Agreement if all of the following conditions are satisfied:

                 (i) there is a Change in Control of the Company while the Executive is still an employee of the Company;

                 (ii) the Executive's employment with the Company is terminated within two years after the Change in Control; and

                 (iii) the Executive's termination of employment is not a result of (A) the Executive's death; (B) the Executive's Disability (as defined in Section 3(b) below; (C) the Executive's Retirement (as defined in Section 3(c) below); (D) the Executive's termination by the Company for Cause (as defined in Section 3(d) below); or (E) the Executive's decision to terminate employment other than for Good Reason (as defined in Section 3(e) below).

         (b) If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been unable, with or without a reasonable accommodation, to perform his duties with the Company on a full-time basis for six months and within 30 days after a Notice of



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Termination (as defined in Section 3(f) below) is thereafter given by the
Company, the Executive shall not have returned to the full-time performance of the Executive's duties, the Company may terminate the Executive's employment for "Disability". If there is a Change in Control of the Company while the Executive is still an employee and if the Executive's employment with the Company is terminated for Disability within two years after the Change in Control, the Executive shall be entitled to receive in a lump sum cash payment within five days after his Date of Termination (as defined in Section 3(g) below) the following:

                 (i) one times the Base Amount (as defined in Section 4(b)(i)) determined with respect to the Base Period (as defined in Section 4(b)(ii)); plus

                 (ii) his earned but unpaid base salary through his Date of Termination; plus

                 (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                 (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points.

         (c) For purposes of this Agreement only, "Retirement" shall mean termination by the Company or the Executive of the Executive's employment based on the Executive's having reached age 65 or such other age as shall have been fixed in any arrangement established pursuant to this Agreement with the Executive's consent with respect to the Executive.

         (d) For purposes of this Agreement only, "Cause" shall mean: (i) the Executive's conviction of a felony involving moral turpitude; or (ii) the Executive's serious, willful gross misconduct or willful gross neglect of duties (other than any such neglect resulting from the Executive's incapacity due to physical or mental illness or any such neglect after the issuance of a Notice of Termination by the Executive for Good Reason, as such terms are defined in subsections (e) and (f) below), which, in either case, has resulted, or in all probability is likely to result, in material economic damage to the Company; provided no act or failure to act by the Executive will constitute "Cause" under clause (ii) if the Executive believed in good faith that such act or failure to act was in the best interest of the Company.

         For purposes of this Agreement only, any termination of the Executive's employment by the Company for Cause shall be authorized by a vote of at least a majority of the non-employee members of the Board of Directors of the Company (the "Board") within 12 months of a majority of such non-employee members of the Board having actual knowledge of the event or circumstances providing a basis for such termination. In the case of clause (ii) of the second



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sentence of this subsection (d), the Executive shall be given notice by the
Board specifying in detail the particular act or failure to act on which the Board is relying in proposing to terminate him for Cause and offering the Executive an opportunity, on a date at least 14 days after receipt of such notice, to have a hearing, with counsel, before a majority of the non-employee members of the Board, including each of the members of the Board who authorized the termination for Cause. The Executive shall not be terminated for Cause if, within 30 days after the date of the Executive's hearing before the Board (or if the Executive waives a hearing, within 30 days after receiving notice of the proposed termination), he has corrected the particular act or failure to act specified in the notice and by so correcting such act or failure to act he has reduced the economic damage his act or failure to act has allegedly caused the Company to a level which is no longer material or has eliminated the probability that such act or failure to act is likely to result in material economic damage to the Company. No termination for Cause shall take effect until the expiration of the correction period described in the preceding sentence and the determination by a majority of the non-employee members of the Board that the Executive has failed to correct the act or failure to act in accordance with the terms of the preceding sentence.

         Anything herein to the contrary notwithstanding, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony involving moral turpitude such conviction is finally overturned on appeal, the Executive shall be entitled to the compensation provided in Sections 4(a) and 4(c). In lieu of the interest provided in clause (iv) of the first sentence of Section 4(a) and the interest provided in the second sentence of Section 4(c), however, the compensation provided in Sections 4(a) and 4(c) shall be increased by a ten percent rate of interest, compounded annually, calculated from the date such compensation would have been paid if the Executive's employment had been terminated without Cause.

         (e) For purposes of this Agreement, "Good Reason" shall mean, after any Change in Control and without the Executive's express written consent, any of the following:

                  (i) a significant diminution in the Executive's duties and responsibilities, or the assignment to the Executive by the Company of duties inconsistent with the Executive's position, duties, responsibilities or status with the Company immediately prior to a Change in Control of the Company, or a change in the Executive's titles or offices as in effect immediately prior to a Change in Control of the Company, or any removal of the Executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of his employment for Disability, Retirement or Cause or as a result of the Executive's death or by the Executive other than for Good Reason;

                  (ii) a reduction by the Company in the Executive's annual rate of base salary as in effect on the date hereof or as the same may be increased from time to time during the term of this Agreement or the Company's failure to increase (within 12 months of the Executive's last increase in his annual rate of base salary) the Executive's annual rate of base salary after a Change in Control of the Company in an amount which at least equals, on a percentage basis, the greater of (A) the average percentage increase in the annual rate of base salary for all officers of the Company effected in the preceding 12 months; or (B) the Consumer Price Index as published by the United States Government (or, in the event such index is discontinued, any similar index published by the United States Government as designated in good faith by the Executive); provided, however, that nothing contained in this clause (ii) shall be construed under any circumstances as permitting the Company to decrease the Executive's annual rate of base salary;

                  (iii) (A) any failure by the Company to continue in effect any benefit plan or arrangement (including, without limitation, the life insurance, medical, dental, accident and disability plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing the Executive with benefits that are no less favorable (hereinafter referred to as "Benefit Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Benefit Plan or deprive the Executive of any material fringe benefit or perquisite of office enjoyed by the Executive at the time of a Change in Control of the Company, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Benefit Plan being altered, reduced, affected or ended;

                  (iv) (A) any failure by the Company to continue in effect any incentive plan or arrangement (including, without limitation, the Company's bonus arrangements, the Transaction Systems Architects, Inc. Deferred Compensation Plan, the Transaction Systems Architects, Inc. 401(k) Plan, the sales incentive plans, and the management incentive plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plans or arrangements providing him with substantially similar benefits, (hereinafter referred to as "Incentive Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in any such Incentive Plan or reduce the Executive's benefits under any such Incentive Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Incentive Plan being altered, reduced, affected or ended, or (C) any failure by the Company with respect to any fiscal year to make an award to the Executive pursuant to each such Incentive Plan or such substituted comparable plan or program equal to or greater than the greater of (1) the award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan or program with respect to the immediately preceding fiscal year or (2) the average annual award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan with respect to the prior three fiscal years (or such lesser number of prior fiscal years that the Executive was employed by the Company or that the Incentive Plan (together with any substituted comparable plan) was maintained);

                  (v) (A) any failure by the Company to continue in effect any plan or arrangement to receive securities of the Company (including, without limitation, the



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         Transaction Systems Architects, Inc. 1999 Employee Stock Purchase Plan
         and the Transaction Systems Architects Inc. 1999 Stock Option Plan) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing him with substantially similar benefits, (hereinafter referred to as "Securities Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Securities Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Securities Plan being altered, reduced, affected or ended, or (C) any failure by the Company in any fiscal year to grant stock options, stock appreciation rights or securities awards to the Executive pursuant to such Securities Plans with respect to an aggregate number of securities of the Company of each kind that is equal to or greater than the greater of (1) the aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights or securities awards granted to the Executive pursuant to such Securities Plans in the immediately preceding fiscal year or (2) the average annual aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights, or securities awards granted to the Executive pursuant to such Securities Plans in the prior three fiscal years; and provided further the material terms and conditions of such stock options, stock appreciation rights, and securities awards granted to the Executive after the Change in Control (including, but not limited to, the exercise price, vesting schedule, period and methods of exercise, expiration date, forfeiture provisions and other restrictions) are substantially similar to the material terms and conditions of the stock options, stock appreciation rights, and securities awards granted to the Executive under the Securities Plans immediately prior to the Change in Control of the Company;

                  (vi) the Executive's relocation more than 50 miles from the location at which the Executive performed the Executive's duties prior to a Change in Control of the Company, except for required travel by the Executive on the Company's business to an extent substantially consistent with the Executive's business travel obligations at the time of a Change in Control of the Company;

                  (vii) any failure by the Company to provide the Executive with the number of annual paid vacation days to which the Executive is entitled for the year in which a Change in Control of the Company occurs;

                  (viii) any material breach by the Company of any provision of this Agreement;

                  (ix) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company prior to such succession or assignment;

                  (x) any failure by the Company or its successor to enter into an agreement with the Executive that is substantially similar to this Agreement with respect to a Change in Control of the Company or its successor occurring thereafter; or


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                  (xi) any purported termination of the Executive's employment by the Company pursuant to Section 3(b), 3(c) or 3(d) above which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 3(f) below (and, if applicable, Section 3(d) above), and for purposes of this Agreement, no such purported termination shall be effective.

For purposes of this subsection (e), an isolated, immaterial, and inadvertent action not taken in bad faith by the Company in violation of clause (ii), (iii),
(iv), (v) or (vii) of this subsection that is remedied by the Company promptly after receipt of notice thereof given by the Executive shall not be considered Good Reason for the Executive's termination of employment with the Company. In the event the Executive terminates his employment for Good Reason hereunder, then notwithstanding that the Executive may also retire for purposes of the Benefit Plans, Incentive Plans or Securities Plans, the Executive shall be deemed to have terminated his employment for Good Reason for purposes of this Agreement.

         (f) Any termination of the Executive by the Company pursuant to Section 3(b), 3(c) or 3(d) above, or by the Executive pursuant to Section 3(e) above, shall be communicated by a Notice of Termination to the other party hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate those specific termination provisions in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. For purposes of this Agreement, no such purported termination by the Company shall be effective without such Notice of Termination.

         (g) "Date of Termination" shall mean (i) if the Executive's employment is terminated by the Company for Disability, 30 days after Notice of Termination is given to the Executive (provided that the Executive shall not have returned to the performance of the Executive's duties on a full-time basis during such 30-day period), (ii) if the Executive's employment is terminated by the Executive for Good Reason, the date specified in the Notice of Termination, and
(iii) if the Executive's employment is terminated by the Company for any other reason, the date on which a Notice of Termination is given; provided, however, that if within 30 days after any Notice of Termination is given to the Executive by the Company, the Executive notifies the Company that a dispute exists concerning the termination, the Date of Termination shall be the date the dispute is finally determined, whether by mutual written agreement of the parties or upon final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

4.       SEVERANCE COMPENSATION UPON TERMINATION OF EMPLOYMENT.

         (a) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Company shall pay to the Executive in a lump sum cash payment within five days after the Date of Termination the following:

                  (i)  the Severance Amount as defined in Section 4(b) below;
         plus

                  (ii) his earned but unpaid base salary through his Date of Termination; plus



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

                  (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                  (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points, compounded annually.

         (b) "Severance Amount" shall mean an amount equal to one times the Base Amount (as defined below) determined with respect to the Base Period (as defined below); provided, however, in no event shall the Severance Amount be less than two times the Executive's annual rate of base salary at the higher of the annual rate in effect (i) immediately prior to the Date of Termination or (ii) on the date six months prior to the Date of Termination. For purposes of this subsection (b):

                  (i) "Base Amount" means the Executive's average fiscal-year Compensation (as defined below) for fiscal years of the Company in the Base Period. Such average shall be computed by dividing the total of the Executive's Compensation for the Base Period by the number of fiscal years in the Base Period. If the Executive's Base Period includes a portion of a fiscal year during which he was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below), the Executive's Compensation for such fiscal year shall be annualized before determining the average fiscal-year Compensation for the Base Period. In annualizing Compensation, the frequency with which payments are expected to be made over a fiscal year shall be taken into account; thus, any amount of Compensation that represents a payment that will not be made more often than once per fiscal year is not annualized. Set forth on Appendix A, which is attached hereto and made a part hereof, are three examples illustrating the calculation of the Base Amount.

                  (ii) "Base Period" means the most recent two consecutive fiscal years of the Company ending prior to the Date of Termination. However, if the Executive was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below) at any time during one of such two fiscal years, the Executive's Base Period is the one fiscal year of such two-fiscal-year period during which the Executive performed personal services for the Company or a predecessor entity or a related entity.

                  (iii) "Compensation" means the compensation which was payable by the Company, by a predecessor entity, or by a related entity and which was includible in the gross income of the Executive (or either was excludible from such gross income as



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

         "foreign earned income" within the meaning of Section 911 of the Internal Revenue Code of 1986, as amended (the "Code"), or would have been includible in such gross income if the Executive had been a United States citizen or resident), but excluding the following: (A) amounts realized from the exercise of a non-qualified stock option; and (B) amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option described in Code Section 422(b) or under an employee stock purchase plan described in Code
         Section 423(b). Notwithstanding the preceding sentence, Compensation shall be determined without regard to any compensation deferral election under any plan, program or arrangement, qualified or nonqualified, maintained or contributed to by the Company, a predecessor entity or a related entity, including but not limited to a cash-or-deferred arrangement described in Code Section 401(k), a cafeteria plan described in Code Section 125 or a nonqualified deferred compensation plan. A "predecessor entity" is any entity which, as a result of a merger, consolidation, purchase or acquisition of property or stock, corporate separation, or other similar business transaction transfers some or all of its employees to the Company or to a related entity or to a predecessor entity of the Company. The term "related entity" includes any entity treated as a single employer with the Company in accordance with subsections (b), (c), (m) and (o) of Code
         Section 414.

         (c) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Executive will be entitled to continued participation in all employee benefit plans or programs available to Company employees generally in which the Executive was participating on the Date of Termination, such continued participation to be at Company cost and otherwise on the same basis as Company employees generally, until the earlier of (i) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis) or (ii) two years from the Date of Termination; provided (A) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this sentence, he shall be paid, in a lump sum cash payment, within 30 days following the date it is determined he is unable to participate in any employee benefit plan or program, the after-tax economic equivalent of the benefits provided under the plan or program in which he is unable to participate for the period specified in this sentence, and (B) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit for himself (including family or dependent coverage, if applicable) on an individual basis. The Executive shall be eligible for group health plan continuation coverage under and in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, when he ceases to be eligible for continued participation in the Company's group health plan under this subsection (e).

5.       NO OBLIGATION TO MITIGATE DAMAGES; NO EFFECT ON OTHER CONTRACTUAL
         RIGHTS.

         (a) The Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer after the Date of Termination or otherwise.

         (b) The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any Benefit Plan, Incentive Plan or Securities Plan, employment agreement or other contract, plan or agreement with or of the Company.

6.       INCENTIVE AWARDS.

         In the event of a Change in Control of the Company, then notwithstanding the terms and conditions of any Incentive Plan, the Company agrees (i) to immediately and fully vest all unvested awards, units, and benefits (other than options to acquire securities of the Company or awards of securities of the Company) which have been awarded or allocated to the Executive under the Incentive Plans; and (ii) upon the exercise of such awards or units or the distribution of such benefits, to pay all amounts due under the Incentive Plans solely in cash.

7.       CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

         (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section
7) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

         (b) All determinations required to be made under this Section 7, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Accounting Firm which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. The determination of tax liability made by the Accounting Firm shall be subject to review by the Executive's tax advisor, and, if the Executive's tax advisor does not agree with the determination reached by the Accounting Firm, then the Accounting Firm and the Executive's tax advisor shall jointly designate a nationally recognized public accounting firm which shall make the determination. All fees and expenses of the accountants and tax advisors retained by both the Executive and the Company shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 7, shall be paid by the Company to the Executive within five days after the receipt of the determination. Any determination by such jointly designated public accounting firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination hereunder, it is possible that Gross-Up Payments will not have been made by the Company that should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Executive hereafter is required to make a payment of any Excise Tax, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive. Upon notice by the Executive of any audit or other proceeding that may result in a liability to the Company hereunder, the Executive shall promptly notify the Company of such audit or other proceeding; and the Company may, at its option, but solely with respect to the item or items that relate to such potential liability, choose to assume the defense of such audit or other proceeding at its own cost, provided that (i) the Executive shall cooperate with the Company in such defense and (ii) the Company will not settle such audit or other proceeding without the consent of the Executive (such consent not to be unreasonably withheld). The highest effective marginal tax rate (determined by taking into account any reduction in itemized deductions and/or exemptions attributable to the inclusion of the additional amounts payable under this Section 7 in the Executive's adjusted gross or taxable income) based upon the state and locality where the Executive is resident at the time of payment of such amounts will be used for purposes of determining the federal and state income and other taxes with respect thereto.

8.       INDEMNIFICATION.

         (a) The Company agrees to indemnify the Executive to the fullest extent permitted by law if the Executive is a party or threatened to be made a party to any Proceeding (as defined below).

         (b) If requested by the Executive, the Company shall advance (within two business days of such request) any and all Expenses, as defined below, relating to a Proceeding to the Executive (an "Expense Advance"), upon the receipt of a written undertaking by or on behalf of the Executive to repay such Expense Advance if a judgment or other final adjudication adverse to the Executive (as to which all rights of appeal therefrom have been exhausted or lapsed) establishes that the Executive is not entitled to indemnification by the Company. Expenses shall include attorney's fees and all other costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Proceeding.

         (c) The Company agrees to obtain a directors' and officers' liability insurance policy covering the Executive and to continue and maintain such policy. The amount of coverage shall be reasonable in relation to the Executive's position and responsibilities during his employment by the Company.

         (d) This Section 8 is a supplement to and in furtherance of the Certificate of Incorporation and Bylaws of the Company and shall not be deemed a substitute therefor, or diminish or abrogate any rights of the Executive thereunder.

         (e) For purposes of Section 8(a), the meaning of the phrase "to the fullest extent permitted by law" shall include but not be limited to:

                  (i) to the fullest extent permitted by the provision of the Delaware General Corporation Law ("DGCL") that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL, and

                  (ii) to the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

         (f) For purposes of Sections 8(a) and 8(b), "Proceeding" shall mean any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Executive was, is or will be involved as a party or otherwise by reason of the fact that the Executive is or was a director or officer of the Company, by reason of any action taken by him or of any action on his part while acting as director or officer of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement.

9.       SUCCESSORS.

         (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment shall be a material breach of this Agreement and shall entitle the Executive to terminate the Executive's employment for Good Reason and receive the compensation provided for in Section 4 hereof. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 9 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

         (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee or other designee or, if there be no such designee, to the Executive's estate.

10.      NOTICE.

         For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

         If to the Company:

         Transaction Systems Architects, Inc.
         224 South 108 Avenue
         Omaha, NE 68154
         Attn:    President

         If to the Executive:

         ------------------------------------------
         ------------------------------------------
         ------------------------------------------

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

11.      MISCELLANEOUS.

        No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska, without giving effect to any principles of conflicts of law.

12.      CONFLICT IN BENEFITS.

        Except as otherwise provided in the preceding sentences, this Agreement is not intended to and shall not limit or terminate any other agreement or arrangement between the Executive and the Company presently in effect or hereafter entered into.

13.      VALIDITY.

        The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

14.      SURVIVORSHIP.

        The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations and to the extent that any performance is required following termination of this Agreement. Without limiting the foregoing, Sections 7, 8 and 15 shall expressly survive the termination of this Agreement.

15.      LEGAL FEES AND EXPENSES.

        If a claim or dispute arises concerning the rights of the Executive under this Agreement, regardless of the party by whom such claim or dispute is initiated, the Company shall, upon presentation of appropriate vouchers, pay all legal expenses, including reasonable attorneys' fees, court costs, and ordinary and necessary out-of-pocket costs of attorneys, billed to and payable by the Executive or by anyone claiming under or through the Executive, in connection with the bringing, prosecuting, arbitrating, defending, litigating, negotiating, or settling such claim or dispute. In no event shall the Executive be required to reimburse the Company for any of the costs or expenses incurred by the Company relating to arbitration or litigation. Pending the outcome or resolution of any claim or dispute, the Company shall continue payment of all amounts due the Executive without regard to any dispute.

16.      EFFECTIVE DATE.

        This Agreement shall become effective upon execution.

17.      COUNTERPARTS.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

18.      NO GUARANTEE OF EMPLOYMENT.

        Neither this Agreement nor any action taken hereunder shall be construed as giving the Executive the right to be retained in employment with the Company, nor shall it interfere with either the Company's right to terminate the employment of the Executive at any time or the Executive's right to terminate his employment at any time.

19.      NO ASSIGNMENT BY EXECUTIVE.

        Except as otherwise provided in Section 9(b), the Executive's rights and interest under this Agreement shall not be assignable (in law or in equity) or subject to any manner of alienation, sale, transfer, claims of creditors, pledge, attachment, garnishment, levy, execution or encumbrances of any kind.

20.      WAIVER.

        The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. Any waiver of any provision of this Agreement shall not be deemed to be a waiver of any other provision, and any waiver of default in any provision of this Agreement shall not be deemed to be a waiver of any later default thereof or of any other provision.

21.      WITHHOLDING.

        All amounts paid pursuant to this Agreement shall be subject to withholding for taxes (federal, state, local or otherwise) to the extent required by applicable law.

22.      HEADINGS.

        The headings of this Agreement have been inserted for convenience of reference only and are to be ignored in the construction of the provisions hereof.

23.      NUMBER AND GENDER.

        The use of the singular shall be interpreted to include the plural and the plural the singular, as the context requires. The use of the masculine, feminine or neuter shall be interpreted to include the masculine, feminine or neuter as the context shall require.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                            TRANSACTION SYSTEMS ARCHITECTS, INC.

Date:                                       By:
     ----------------------                    ---------------------------------

                                            EXECUTIVE:

Date:

     ----------------------                    ---------------------------------

                                   APPENDIX A

         EXAMPLE 1 - Executive was employed by the Company for 1-1/3 fiscal years preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period and $120,000 for the full fiscal year. The Executive's Base Amount is $105,000.

                        Year 1:  3  x  $30,000  =  $90,000
                        Year 2:  $120,000
                        [90,000 + 120,000] DIVIDED BY 2 = $105,000

                        $105,000 is the average fiscal-year Compensation for the Base Period.

         EXAMPLE 2 - Assume the same facts as in Example 1, except that the Executive also received a $70,000 sign-on bonus when his employment with the Company commenced at the beginning of the 4-month period.

         The Executive's Base Amount is $140,000

                        Year 1: [3 x $30,000] + $70,000 = $160,000
                        Year 2: $120,000
                        [160,000 + 120,000] DIVIDED BY 2 = $140,000

         Since the sign-on bonus will not be paid more often than once per fiscal year, the amount of the bonus is not increased in annualizing the Executive's Compensation for the 4-month period.

         EXAMPLE 3 - Executive was employed by the Company for the last 4 months of the fiscal year preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period. The Executive's Base Amount is $90,000.

                        Year 1:  3 x $30,000 = $90,000
                        $90,000 DIVIDED BY 1 = $90,000

                        $90,000 is the average fiscal-year Compensation for the Base Period.

                        SEVERANCE COMPENSATION AGREEMENT

         SEVERANCE COMPENSATION AGREEMENT dated as of July 31, 1999 between Transaction Systems Architects, Inc., a Delaware corporation (the "Company"), and Thomas Boje (the "Executive").

         WHEREAS, the Company's Board of Directors has determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control of the Company;

         NOW, THEREFORE, this Agreement sets forth the severance compensation which the Company agrees it will pay to the Executive if the Executive's employment with the Company terminates under certain circumstances described herein following a Change in Control (as defined herein) and the other benefits the Company will provide the Executive following a Change in Control.

1.       TERM.

         This Agreement shall terminate, except to the extent that any obligation of the Company hereunder remains unpaid as of such time, upon the earlier of (i) the termination of Executive's employment for any reason prior to a Change in Control; and (ii) three years after the date of a Change in Control.

2.       CHANGE IN CONTROL.

         For purposes of this Agreement, Change in Control shall mean:

         (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (C) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in subclauses (i), (ii) and (iii) of clause (c) of this
Section 2 are satisfied; or

         (b) if individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) approval by the stockholders of the Company of a reorganization, merger or consolidation, unless following such reorganization, merger or consolidation (i) more than 60% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the resulting corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the resulting corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

         (d) (i) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (ii) the first to occur of (A) the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (B) the approval by the stockholders of the Company of any such sale or disposition, other than, in each case, any such sale or disposition to a corporation, with respect to which immediately thereafter, (1) more than 60% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the transferee corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the transferee corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such transferee corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of such transferee corporation and the combined voting power of the then-outstanding voting securities of such transferee corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such transferee corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board providing for such sale or other disposition of assets of the Company.

3.       TERMINATION FOLLOWING A CHANGE IN CONTROL.

         (a) The Executive shall be entitled to the compensation provided in
Section 4 of this Agreement if all of the following conditions are satisfied:

                  (i) there is a Change in Control of the Company while the Executive is still an employee of the Company;

                 (ii) the Executive's employment with the Company is terminated within two years after the Change in Control; and

                 (iii) the Executive's termination of employment is not a result of (A) the Executive's death; (B) the Executive's Disability (as defined in Section 3(b) below; (C) the Executive's Retirement (as defined in Section 3(c) below); (D) the Executive's termination by the Company for Cause (as defined in Section 3(d) below); or (E) the Executive's decision to terminate employment other than for Good Reason (as defined in Section 3(e) below).

         (b) If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been unable, with or without a reasonable accommodation, to perform his duties with the Company on a full-time basis for six months and within 30 days after a Notice of

Termination (as defined in Section 3(f) below) is thereafter given by the Company, the Executive shall not have returned to the full-time performance of the Executive's duties, the Company may terminate the Executive's employment for "Disability". If there is a Change in Control of the Company while the Executive is still an employee and if the Executive's employment with the Company is terminated for Disability within two years after the Change in Control, the Executive shall be entitled to receive in a lump sum cash payment within five days after his Date of Termination (as defined in Section 3(g) below) the following:

                 (i) one times the Base Amount (as defined in Section 4(b)(i)) determined with respect to the Base Period (as defined in Section 4(b)(ii)); plus

                  (ii) his earned but unpaid base salary through his Date of Termination; plus

                 (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                 (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points.

         (c) For purposes of this Agreement only, "Retirement" shall mean termination by the Company or the Executive of the Executive's employment based on the Executive's having reached age 65 or such other age as shall have been fixed in any arrangement established pursuant to this Agreement with the Executive's consent with respect to the Executive.

         (d) For purposes of this Agreement only, "Cause" shall mean: (i) the Executive's conviction of a felony involving moral turpitude; or (ii) the Executive's serious, willful gross misconduct or willful gross neglect of duties (other than any such neglect resulting from the Executive's incapacity due to physical or mental illness or any such neglect after the issuance of a Notice of Termination by the Executive for Good Reason, as such terms are defined in subsections (e) and (f) below), which, in either case, has resulted, or in all probability is likely to result, in material economic damage to the Company; provided no act or failure to act by the Executive will constitute "Cause" under clause (ii) if the Executive believed in good faith that such act or failure to act was in the best interest of the Company.

         For purposes of this Agreement only, any termination of the Executive's employment by the Company for Cause shall be authorized by a vote of at least a majority of the non-employee members of the Board of Directors of the Company (the "Board") within 12 months of a majority of such non-employee members of the Board having actual knowledge of the event or circumstances providing a basis for such termination. In the case of clause (ii) of the second sentence of this subsection (d), the Executive shall be given notice by the Board specifying in detail the particular act or failure to act on which the Board is relying in proposing to terminate him for Cause and offering the Executive an opportunity, on a date at least 14 days after receipt of such notice, to have a hearing, with counsel, before a majority of the non-employee members of the Board, including each of the members of the Board who authorized the termination for Cause. The Executive shall not be terminated for Cause if, within 30 days after the date of the Executive's hearing before the Board (or if the Executive waives a hearing, within 30 days after receiving notice of the proposed termination), he has corrected the particular act or failure to act specified in the notice and by so correcting such act or failure to act he has reduced the economic damage his act or failure to act has allegedly caused the Company to a level which is no longer material or has eliminated the probability that such act or failure to act is likely to result in material economic damage to the Company. No termination for Cause shall take effect until the expiration of the correction period described in the preceding sentence and the determination by a majority of the non-employee members of the Board that the Executive has failed to correct the act or failure to act in accordance with the terms of the preceding sentence.

         Anything herein to the contrary notwithstanding, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony involving moral turpitude such conviction is finally overturned on appeal, the Executive shall be entitled to the compensation provided in Sections 4(a) and 4(c). In lieu of the interest provided in clause (iv) of the first sentence of Section 4(a) and the interest provided in the second sentence of Section 4(c), however, the compensation provided in Sections 4(a) and 4(c) shall be increased by a ten percent rate of interest, compounded annually, calculated from the date such compensation would have been paid if the Executive's employment had been terminated without Cause.

         (e) For purposes of this Agreement, "Good Reason" shall mean, after any Change in Control and without the Executive's express written consent, any of the following:

                  (i) a significant diminution in the Executive's duties and responsibilities, or the assignment to the Executive by the Company of duties inconsistent with the Executive's position, duties, responsibilities or status with the Company immediately prior to a Change in Control of the Company, or a change in the Executive's titles or offices as in effect immediately prior to a Change in Control of the Company, or any removal of the Executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of his employment for Disability, Retirement or Cause or as a result of the Executive's death or by the Executive other than for Good Reason;

                  (ii) a reduction by the Company in the Executive's annual rate of base salary as in effect on the date hereof or as the same may be increased from time to time during the term of this Agreement or the Company's failure to increase (within 12 months of the Executive's last increase in his annual rate of base salary) the Executive's annual rate of base salary after a Change in Control of the Company in an amount which at least equals, on a percentage basis, the greater of (A) the average percentage increase in the annual rate of base salary for all officers of the Company effected in the preceding 12 months; or (B) the Consumer Price Index as published by the United States Government (or, in the event such index is discontinued, any similar index published by the United States Government as designated in good faith by the Executive); provided, however, that nothing contained in this clause (ii) shall be construed under any circumstances as permitting the Company to decrease the Executive's annual rate of base salary;

                  (iii) (A) any failure by the Company to continue in effect any benefit plan or arrangement (including, without limitation, the life insurance, medical, dental, accident and disability plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing the Executive with benefits that are no less favorable (hereinafter referred to as "Benefit Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Benefit Plan or deprive the Executive of any material fringe benefit or perquisite of office enjoyed by the Executive at the time of a Change in Control of the Company, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Benefit Plan being altered, reduced, affected or ended;

                  (iv) (A) any failure by the Company to continue in effect any incentive plan or arrangement (including, without limitation, the Company's bonus arrangements, the Transaction Systems Architects, Inc. Deferred Compensation Plan, the Transaction Systems Architects, Inc. 401(k) Plan, the sales incentive plans, and the management incentive plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plans or arrangements providing him with substantially similar benefits, (hereinafter referred to as "Incentive Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in any such Incentive Plan or reduce the Executive's benefits under any such Incentive Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Incentive Plan being altered, reduced, affected or ended, or (C) any failure by the Company with respect to any fiscal year to make an award to the Executive pursuant to each such Incentive Plan or such substituted comparable plan or program equal to or greater than the greater of (1) the award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan or program with respect to the immediately preceding fiscal year or (2) the average annual award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan with respect to the prior three fiscal years (or such lesser number of prior fiscal years that the Executive was employed by the Company or that the Incentive Plan (together with any substituted comparable plan) was maintained);

                  (v) (A) any failure by the Company to continue in effect any plan or arrangement to receive securities of the Company (including, without limitation, the

         Transaction Systems Architects, Inc. 1999 Employee Stock Purchase Plan and the Transaction Systems Architects Inc. 1999 Stock Option Plan) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing him with substantially similar benefits, (hereinafter referred to as "Securities Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Securities Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Securities Plan being altered, reduced, affected or ended, or (C) any failure by the Company in any fiscal year to grant stock options, stock appreciation rights or securities awards to the Executive pursuant to such Securities Plans with respect to an aggregate number of securities of the Company of each kind that is equal to or greater than the greater of (1) the aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights or securities awards granted to the Executive pursuant to such Securities Plans in the immediately preceding fiscal year or (2) the average annual aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights, or securities awards granted to the Executive pursuant to such Securities Plans in the prior three fiscal years; and provided further the material terms and conditions of such stock options, stock appreciation rights, and securities awards granted to the Executive after the Change in Control (including, but not limited to, the exercise price, vesting schedule, period and methods of exercise, expiration date, forfeiture provisions and other restrictions) are substantially similar to the material terms and conditions of the stock options, stock appreciation rights, and securities awards granted to the Executive under the Securities Plans immediately prior to the Change in Control of the Company;

                  (vi) the Executive's relocation more than 50 miles from the location at which the Executive performed the Executive's duties prior to a Change in Control of the Company, except for required travel by the Executive on the Company's business to an extent substantially consistent with the Executive's business travel obligations at the time of a Change in Control of the Company;

                  (vii) any failure by the Company to provide the Executive with the number of annual paid vacation days to which the Executive is entitled for the year in which a Change in Control of the Company occurs;

                  (viii) any material breach by the Company of any provision of this Agreement;

                  (ix) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company prior to such succession or assignment;

                  (x) any failure by the Company or its successor to enter into an agreement with the Executive that is substantially similar to this Agreement with respect to a Change in Control of the Company or its successor occurring thereafter; or

                  (xi) any purported termination of the Executive's employment by the Company pursuant to Section 3(b), 3(c) or 3(d) above which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 3(f) below (and, if applicable, Section 3(d) above), and for purposes of this Agreement, no such purported termination shall be effective.

For purposes of this subsection (e), an isolated, immaterial, and inadvertent action not taken in bad faith by the Company in violation of clause (ii), (iii),
(iv), (v) or (vii) of this subsection that is remedied by the Company promptly after receipt of notice thereof given by the Executive shall not be considered Good Reason for the Executive's termination of employment with the Company. In the event the Executive terminates his employment for Good Reason hereunder, then notwithstanding that the Executive may also retire for purposes of the Benefit Plans, Incentive Plans or Securities Plans, the Executive shall be deemed to have terminated his employment for Good Reason for purposes of this Agreement.

         (f) Any termination of the Executive by the Company pursuant to Section 3(b), 3(c) or 3(d) above, or by the Executive pursuant to Section 3(e) above, shall be communicated by a Notice of Termination to the other party hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate those specific termination provisions in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. For purposes of this Agreement, no such purported termination by the Company shall be effective without such Notice of Termination.

         (g) "Date of Termination" shall mean (i) if the Executive's employment is terminated by the Company for Disability, 30 days after Notice of Termination is given to the Executive (provided that the Executive shall not have returned to the performance of the Executive's duties on a full-time basis during such 30-day period), (ii) if the Executive's employment is terminated by the Executive for Good Reason, the date specified in the Notice of Termination, and
(iii) if the Executive's employment is terminated by the Company for any other reason, the date on which a Notice of Termination is given; provided, however, that if within 30 days after any Notice of Termination is given to the Executive by the Company, the Executive notifies the Company that a dispute exists concerning the termination, the Date of Termination shall be the date the dispute is finally determined, whether by mutual written agreement of the parties or upon final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

4.       SEVERANCE COMPENSATION UPON TERMINATION OF EMPLOYMENT.

         (a) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Company shall pay to the Executive in a lump sum cash payment within five days after the Date of Termination the following:

                  (i) the Severance Amount as defined in Section 4(b) below; plus

                  (ii) his earned but unpaid base salary through his Date of Termination; plus

                  (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                  (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points, compounded annually.

         (b) "Severance Amount" shall mean an amount equal to one times the Base Amount (as defined below) determined with respect to the Base Period (as defined below); provided, however, in no event shall the Severance Amount be less than two times the Executive's annual rate of base salary at the higher of the annual rate in effect (i) immediately prior to the Date of Termination or (ii) on the date six months prior to the Date of Termination. For purposes of this subsection (b):

                  (i) "Base Amount" means the Executive's average fiscal-year Compensation (as defined below) for fiscal years of the Company in the Base Period. Such average shall be computed by dividing the total of the Executive's Compensation for the Base Period by the number of fiscal years in the Base Period. If the Executive's Base Period includes a portion of a fiscal year during which he was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below), the Executive's Compensation for such fiscal year shall be annualized before determining the average fiscal-year Compensation for the Base Period. In annualizing Compensation, the frequency with which payments are expected to be made over a fiscal year shall be taken into account; thus, any amount of Compensation that represents a payment that will not be made more often than once per fiscal year is not annualized. Set forth on Appendix A, which is attached hereto and made a part hereof, are three examples illustrating the calculation of the Base Amount.

                  (ii) "Base Period" means the most recent two consecutive fiscal years of the Company ending prior to the Date of Termination. However, if the Executive was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below) at any time during one of such two fiscal years, the Executive's Base Period is the one fiscal year of such two-fiscal-year period during which the Executive performed personal services for the Company or a predecessor entity or a related entity.

                  (iii) "Compensation" means the compensation which was payable by the Company, by a predecessor entity, or by a related entity and which was includible in the gross income of the Executive (or either was excludible from such gross income as

         "foreign earned income" within the meaning of Section 911 of the Internal Revenue Code of 1986, as amended (the "Code"), or would have been includible in such gross income if the Executive had been a United States citizen or resident), but excluding the following: (A) amounts realized from the exercise of a non-qualified stock option; and (B) amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option described in Code Section 422(b) or under an employee stock purchase plan described in Code
         Section 423(b). Notwithstanding the preceding sentence, Compensation shall be determined without regard to any compensation deferral election under any plan, program or arrangement, qualified or nonqualified, maintained or contributed to by the Company, a predecessor entity or a related entity, including but not limited to a cash-or-deferred arrangement described in Code Section 401(k), a cafeteria plan described in Code Section 125 or a nonqualified deferred compensation plan. A "predecessor entity" is any entity which, as a result of a merger, consolidation, purchase or acquisition of property or stock, corporate separation, or other similar business transaction transfers some or all of its employees to the Company or to a related entity or to a predecessor entity of the Company. The term "related entity" includes any entity treated as a single employer with the Company in accordance with subsections (b), (c), (m) and (o) of Code
         Section 414.

         (c) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Executive will be entitled to continued participation in all employee benefit plans or programs available to Company employees generally in which the Executive was participating on the Date of Termination, such continued participation to be at Company cost and otherwise on the same basis as Company employees generally, until the earlier of (i) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis) or (ii) two years from the Date of Termination; provided (A) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this sentence, he shall be paid, in a lump sum cash payment, within 30 days following the date it is determined he is unable to participate in any employee benefit plan or program, the after-tax economic equivalent of the benefits provided under the plan or program in which he is unable to participate for the period specified in this sentence, and (B) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit for himself (including family or dependent coverage, if applicable) on an individual basis. The Executive shall be eligible for group health plan continuation coverage under and in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, when he ceases to be eligible for continued participation in the Company's group health plan under this subsection (e).

5.       NO OBLIGATION TO MITIGATE DAMAGES; NO EFFECT ON OTHER CONTRACTUAL
         RIGHTS.

         (a) The Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer after the Date of Termination or otherwise.

         (b) The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any Benefit Plan, Incentive Plan or Securities Plan, employment agreement or other contract, plan or agreement with or of the Company.

6.       INCENTIVE AWARDS.

         In the event of a Change in Control of the Company, then notwithstanding the terms and conditions of any Incentive Plan, the Company agrees (i) to immediately and fully vest all unvested awards, units, and benefits (other than options to acquire securities of the Company or awards of securities of the Company) which have been awarded or allocated to the Executive under the Incentive Plans; and (ii) upon the exercise of such awards or units or the distribution of such benefits, to pay all amounts due under the Incentive Plans solely in cash.

7.       CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

         (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section
7) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

         (b) All determinations required to be made under this Section 7, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Accounting Firm which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. The determination of tax liability made by the Accounting Firm shall be subject to review by the Executive's tax advisor, and, if the Executive's tax advisor does not agree with the determination reached by the Accounting Firm, then the Accounting Firm and the Executive's tax advisor shall jointly designate a nationally recognized public accounting firm which shall make the determination. All fees and expenses of the accountants and tax advisors retained by both the Executive and the Company shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 7, shall be paid by the Company to the Executive within five days after the receipt of the determination. Any determination by such jointly designated public accounting firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination hereunder, it is possible that Gross-Up Payments will not have been made by the Company that should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Executive hereafter is required to make a payment of any Excise Tax, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive. Upon notice by the Executive of any audit or other proceeding that may result in a liability to the Company hereunder, the Executive shall promptly notify the Company of such audit or other proceeding; and the Company may, at its option, but solely with respect to the item or items that relate to such potential liability, choose to assume the defense of such audit or other proceeding at its own cost, provided that (i) the Executive shall cooperate with the Company in such defense and (ii) the Company will not settle such audit or other proceeding without the consent of the Executive (such consent not to be unreasonably withheld). The highest effective marginal tax rate (determined by taking into account any reduction in itemized deductions and/or exemptions attributable to the inclusion of the additional amounts payable under this Section 7 in the Executive's adjusted gross or taxable income) based upon the state and locality where the Executive is resident at the time of payment of such amounts will be used for purposes of determining the federal and state income and other taxes with respect thereto.

8.       INDEMNIFICATION.

         (a) The Company agrees to indemnify the Executive to the fullest extent permitted by law if the Executive is a party or threatened to be made a party to any Proceeding (as defined below).

         (b) If requested by the Executive, the Company shall advance (within two business days of such request) any and all Expenses, as defined below, relating to a Proceeding to the Executive (an "Expense Advance"), upon the receipt of a written undertaking by or on behalf of the Executive to repay such Expense Advance if a judgment or other final adjudication adverse to the Executive (as to which all rights of appeal therefrom have been exhausted or lapsed) establishes that the Executive is not entitled to indemnification by the Company. Expenses shall include attorney's fees and all other costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Proceeding.

         (c) The Company agrees to obtain a directors' and officers' liability insurance policy covering the Executive and to continue and maintain such policy. The amount of coverage shall be reasonable in relation to the Executive's position and responsibilities during his employment by the Company.

         (d) This Section 8 is a supplement to and in furtherance of the Certificate of Incorporation and Bylaws of the Company and shall not be deemed a substitute therefor, or diminish or abrogate any rights of the Executive thereunder.

         (e) For purposes of Section 8(a), the meaning of the phrase "to the fullest extent permitted by law" shall include but not be limited to:

                  (i) to the fullest extent permitted by the provision of the Delaware General Corporation Law ("DGCL") that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL, and

                  (ii) to the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

         (f) For purposes of Sections 8(a) and 8(b), "Proceeding" shall mean any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Executive was, is or will be involved as a party or otherwise by reason of the fact that the Executive is or was a director or officer of the Company, by reason of any action taken by him or of any action on his part while acting as director or officer of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement.

9.       SUCCESSORS.

         (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment shall be a material breach of this Agreement and shall entitle the Executive to terminate the Executive's employment for Good Reason and receive the compensation provided for in Section 4 hereof. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 9 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

         (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee or other designee or, if there be no such designee, to the Executive's estate.

10.      NOTICE.

         For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

         If to the Company:

         Transaction Systems Architects, Inc.
         224 South 108 Avenue

         Omaha, NE 68154
         Attn:    President

         If to the Executive:

         ----------------------------------
         ----------------------------------
         ----------------------------------

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

11.      MISCELLANEOUS.

        No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska, without giving effect to any principles of conflicts of law.

12.      CONFLICT IN BENEFITS.

        Except as otherwise provided in the preceding sentences, this Agreement is not intended to and shall not limit or terminate any other agreement or arrangement between the Executive and the Company presently in effect or hereafter entered into.

13.      VALIDITY.

        The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

14.      SURVIVORSHIP.

        The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations and to the extent that any performance is required following termination of this Agreement. Without limiting the foregoing, Sections 7, 8 and 15 shall expressly survive the termination of this Agreement.

15.      LEGAL FEES AND EXPENSES.

        If a claim or dispute arises concerning the rights of the Executive under this Agreement, regardless of the party by whom such claim or dispute is initiated, the Company shall, upon presentation of appropriate vouchers, pay all legal expenses, including reasonable attorneys' fees, court costs, and ordinary and necessary out-of-pocket costs of attorneys, billed to and payable by the Executive or by anyone claiming under or through the Executive, in connection with the bringing, prosecuting, arbitrating, defending, litigating, negotiating, or settling such claim or dispute. In no event shall the Executive be required to reimburse the Company for any of the costs or expenses incurred by the Company relating to arbitration or litigation. Pending the outcome or resolution of any claim or dispute, the Company shall continue payment of all amounts due the Executive without regard to any dispute.

16.      EFFECTIVE DATE.

        This Agreement shall become effective upon execution.

17.      COUNTERPARTS.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

18.      NO GUARANTEE OF EMPLOYMENT.

        Neither this Agreement nor any action taken hereunder shall be construed as giving the Executive the right to be retained in employment with the Company, nor shall it interfere with either the Company's right to terminate the employment of the Executive at any time or the Executive's right to terminate his employment at any time.

19.      NO ASSIGNMENT BY EXECUTIVE.

        Except as otherwise provided in Section 9(b), the Executive's rights and interest under this Agreement shall not be assignable (in law or in equity) or subject to any manner of alienation, sale, transfer, claims of creditors, pledge, attachment, garnishment, levy, execution or encumbrances of any kind.

20.      WAIVER.

        The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. Any waiver of any provision of this Agreement shall not be deemed to be a waiver of any other provision, and any waiver of default in any provision of this Agreement shall not be deemed to be a waiver of any later default thereof or of any other provision.

21.      WITHHOLDING.

        All amounts paid pursuant to this Agreement shall be subject to withholding for taxes (federal, state, local or otherwise) to the extent required by applicable law.

22.      HEADINGS.

        The headings of this Agreement have been inserted for convenience of reference only and are to be ignored in the construction of the provisions hereof.

23.      NUMBER AND GENDER.

        The use of the singular shall be interpreted to include the plural and the plural the singular, as the context requires. The use of the masculine, feminine or neuter shall be interpreted to include the masculine, feminine or neuter as the context shall require.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                            TRANSACTION SYSTEMS ARCHITECTS, INC.

Date:                                       By:
      ---------------------                     --------------------------------

                                            EXECUTIVE:

Date:
      ---------------------                 ------------------------------------

                                   APPENDIX A

         EXAMPLE 1 - Executive was employed by the Company for 1-1/3 fiscal years preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period and $120,000 for the full fiscal year. The Executive's Base Amount is $105,000.

                       Year 1:  3  x  $30,000  =  $90,000
                       Year 2:  $120,000
                       [90,000 + 120,000] / 2 = $105,000

                       $105,000 is the average fiscal-year Compensation for the Base Period.

         EXAMPLE 2 - Assume the same facts as in Example 1, except that the Executive also received a $70,000 sign-on bonus when his employment with the Company commenced at the beginning of the 4-month period.

         The Executive's Base Amount is $140,000

                       Year 1: [3 x $30,000] + $70,000 = $160,000
                       Year 2: $120,000
                       [160,000 + 120,000] / 2 = $140,000

         Since the sign-on bonus will not be paid more often than once per fiscal year, the amount of the bonus is not increased in annualizing the Executive's Compensation for the 4-month period.

         EXAMPLE 3 - Executive was employed by the Company for the last 4 months of the fiscal year preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period. The Executive's Base Amount is $90,000.

                       Year 1:  3 x $30,000 = $90,000
                       $90,000 / 1 = $90,000

                       $90,000 is the average fiscal-year Compensation for the Base Period.

                        SEVERANCE COMPENSATION AGREEMENT


         SEVERANCE COMPENSATION AGREEMENT dated as of July 31, 1999 between Transaction Systems Architects, Inc., a Delaware corporation (the "Company"), and Gregory J. Duman (the "Executive").

         WHEREAS, the Company's Board of Directors has determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control of the Company;

         NOW, THEREFORE, this Agreement sets forth the severance compensation which the Company agrees it will pay to the Executive if the Executive's employment with the Company terminates under certain circumstances described herein following a Change in Control (as defined herein) and the other benefits the Company will provide the Executive following a Change in Control.

1.       TERM.

         This Agreement shall terminate, except to the extent that any obligation of the Company hereunder remains unpaid as of such time, upon the earlier of (i) the termination of Executive's employment for any reason prior to a Change in Control; and (ii) three years after the date of a Change in Control.

2.       CHANGE IN CONTROL.

         For purposes of this Agreement, Change in Control shall mean:

(a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (C) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in subclauses
(i), (ii) and (iii) of clause (c) of this Section 2 are satisfied; or

(b) if individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) approval by the stockholders of the Company of a reorganization, merger or consolidation, unless following such reorganization, merger or consolidation (i) more than 60% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the resulting corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the resulting corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

         (d) (i) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (ii) the first to occur of (A) the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (B) the approval by the stockholders of the Company of any such sale or disposition, other than, in each case, any such sale or disposition to a corporation, with respect to which immediately thereafter, (1) more than 60% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and

Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the transferee corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the transferee corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such transferee corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may
be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of such transferee corporation and the combined voting power of the then-outstanding voting securities of such transferee corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such transferee corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board providing for such sale or other disposition of assets of the Company.

3.       TERMINATION FOLLOWING A CHANGE IN CONTROL.

         (a) The Executive shall be entitled to the compensation provided in
Section 4 of this Agreement if all of the following conditions are satisfied:

                  (i) there is a Change in Control of the Company while the Executive is still an employee of the Company;

                  (ii) the Executive's employment with the Company is terminated within two years after the Change in Control; and

                  (iii) the Executive's termination of employment is not a result of (A) the Executive's death; (B) the Executive's Disability (as defined in Section 3(b) below; (C) the Executive's Retirement (as defined in Section 3(c) below); (D) the Executive's termination by the Company for Cause (as defined in Section 3(d) below); or (E) the Executive's decision to terminate employment other than for Good Reason (as defined in Section 3(e) below).

         (b) If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been unable, with or without a reasonable accommodation, to perform his duties with the Company on a full-time basis for six months and within 30 days after a Notice of Termination (as defined in Section 3(f) below) is thereafter given by the Company, the Executive shall not have returned to the full-time performance of the Executive's duties, the Company may terminate the Executive's employment for "Disability". If there is a Change in Control of the Company while the Executive is still an employee and if the Executive's employment with the Company is terminated for Disability within two years after the Change in Control, the

Executive shall be entitled to receive in a lump sum cash payment within five days after his Date of Termination (as defined in Section 3(g) below) the following:

                  (i) two times the Base Amount (as defined in Section 4(b)(i)) determined with respect to the Base Period (as defined in Section 4(b)(ii)); plus

                  (ii) his earned but unpaid base salary through his Date of Termination; plus

                  (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                  (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points.

         (c) For purposes of this Agreement only, "Retirement" shall mean termination by the Company or the Executive of the Executive's employment based on the Executive's having reached age 65 or such other age as shall have been fixed in any arrangement established pursuant to this Agreement with the Executive's consent with respect to the Executive.

         (d) For purposes of this Agreement only, "Cause" shall mean: (i) the Executive's conviction of a felony involving moral turpitude; or (ii) the Executive's serious, willful gross misconduct or willful gross neglect of duties (other than any such neglect resulting from the Executive's incapacity due to physical or mental illness or any such neglect after the issuance of a Notice of Termination by the Executive for Good Reason, as such terms are defined in subsections (e) and (f) below), which, in either case, has resulted, or in all probability is likely to result, in material economic damage to the Company; provided no act or failure to act by the Executive will constitute "Cause" under clause (ii) if the Executive believed in good faith that such act or failure to act was in the best interest of the Company.

         For purposes of this Agreement only, any termination of the Executive's employment by the Company for Cause shall be authorized by a vote of at least a majority of the non-employee members of the Board of Directors of the Company (the "Board") within 12 months of a majority of such non-employee members of the Board having actual knowledge of the event or circumstances providing a basis for such termination. In the case of clause (ii) of the second sentence of this subsection (d), the Executive shall be given notice by the Board specifying in detail the particular act or failure to act on which the Board is relying in proposing to terminate him for Cause and offering the Executive an opportunity, on a date at least 14 days after receipt of such notice, to have a hearing, with counsel, before a majority of the non-employee members of the Board, including each of the members of the Board who authorized the termination for

Cause. The Executive shall not be terminated for Cause if, within 30 days after the date of the Executive's hearing before the Board (or if the Executive waives a hearing, within 30 days after receiving notice of the proposed termination), he has corrected the particular act or failure to act specified in the notice and by so correcting such act or failure to act he has reduced the economic damage his act or failure to act has allegedly caused the Company to a level which is no longer material or has eliminated the probability that such act or failure to act is likely to result in material economic damage to the Company. No termination for Cause shall take effect until the expiration of the correction period described in the preceding sentence and the determination by a majority of the non-employee members of the Board that the Executive has failed to correct the act or failure to act in accordance with the terms of the preceding sentence.

         Anything herein to the contrary notwithstanding, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony involving moral turpitude such conviction is finally overturned on appeal, the Executive shall be entitled to the compensation provided in Sections 4(a) and 4(c). In lieu of the interest provided in clause (iv) of the first sentence of Section 4(a) and the interest provided in the second sentence of Section 4(c), however, the compensation provided in Sections 4(a) and 4(c) shall be increased by a ten percent rate of interest, compounded annually, calculated from the date such compensation would have been paid if the Executive's employment had been terminated without Cause.

         (e) For purposes of this Agreement, "Good Reason" shall mean, after any Change in Control and without the Executive's express written consent, any of the following:

                  (i) a significant diminution in the Executive's duties and responsibilities, or the assignment to the Executive by the Company of duties inconsistent with the Executive's position, duties, responsibilities or status with the Company immediately prior to a Change in Control of the Company, or a change in the Executive's titles or offices as in effect immediately prior to a Change in Control of the Company, or any removal of the Executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of his employment for Disability, Retirement or Cause or as a result of the Executive's death or by the Executive other than for Good Reason;

                  (ii) a reduction by the Company in the Executive's annual rate of base salary as in effect on the date hereof or as the same may be increased from time to time during the term of this Agreement or the Company's failure to increase (within 12 months of the Executive's last increase in his annual rate of base salary) the Executive's annual rate of base salary after a Change in Control of the Company in an amount which at least equals, on a percentage basis, the greater of (A) the average percentage increase in the annual rate of base salary for all officers of the Company effected in the preceding 12 months; or (B) the Consumer Price Index as published by the United States Government (or, in the event such index is discontinued, any similar index published by the United States Government as designated in good faith by the Executive); provided, however, that nothing contained in this clause
         (ii) shall be construed under any circumstances as permitting the Company to decrease the Executive's annual rate of base salary;

                  (iii) (A) any failure by the Company to continue in effect any benefit plan or arrangement (including, without limitation, the life insurance, medical, dental, accident and disability plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing the Executive with benefits that are no less favorable (hereinafter referred to as "Benefit Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Benefit Plan or deprive the Executive of any material fringe benefit or perquisite of office enjoyed by the Executive at the time of a Change in Control of the Company, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Benefit Plan being altered, reduced, affected or ended;

                  (iv) (A) any failure by the Company to continue in effect any incentive plan or arrangement (including, without limitation, the Company's bonus arrangements, the Transaction Systems Architects, Inc. Deferred Compensation Plan, the Transaction Systems Architects, Inc. 401(k) Plan, the sales incentive plans, and the management incentive plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plans or arrangements providing him with substantially similar benefits, (hereinafter referred to as "Incentive Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in any such Incentive Plan or reduce the Executive's benefits under any such Incentive Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Incentive Plan being altered, reduced, affected or ended, or (C) any failure by the Company with respect to any fiscal year to make an award to the Executive pursuant to each such Incentive Plan or such substituted comparable plan or program equal to or greater than the greater of (1) the award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan or program with respect to the immediately preceding fiscal year or (2) the average annual award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan with respect to the prior three fiscal years (or such lesser number of prior fiscal years that the Executive was employed by the Company or that the Incentive Plan (together with any substituted comparable plan) was maintained);

                  (v) (A) any failure by the Company to continue in effect any plan or arrangement to receive securities of the Company (including, without limitation, the Transaction Systems Architects, Inc. 1999 Employee Stock Purchase Plan and the Transaction Systems Architects Inc. 1999 Stock Option Plan) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing him with substantially similar benefits, (hereinafter referred to as "Securities Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Securities Plan, unless in the case of either subclause (A) or
         (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Securities Plan being altered, reduced, affected or ended, or (C) any failure by the Company in any fiscal year to grant stock options, stock appreciation rights or securities awards to the Executive pursuant to such Securities Plans with respect to an aggregate number of securities of the Company of each kind that is equal to or greater than the greater of (1) the aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights or securities awards granted to the Executive pursuant to such Securities Plans in the immediately preceding fiscal year or (2) the average annual aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights, or securities awards granted to the Executive pursuant to such Securities Plans in the prior three fiscal years; and provided further the material terms and conditions of such stock options, stock appreciation rights, and securities awards granted to the Executive after the Change in Control (including, but not limited to, the exercise price, vesting schedule, period and methods of exercise, expiration date, forfeiture provisions and other restrictions) are substantially similar to the material terms and conditions of the stock options, stock appreciation rights, and securities awards granted to the Executive under the Securities Plans immediately prior to the Change in Control of the Company;

                  (vi) the Executive's relocation more than 50 miles from the location at which the Executive performed the Executive's duties prior to a Change in Control of the Company, except for required travel by the Executive on the Company's business to an extent substantially consistent with the Executive's business travel obligations at the time of a Change in Control of the Company;

                  (vii) any failure by the Company to provide the Executive with the number of annual paid vacation days to which the Executive is entitled for the year in which a Change in Control of the Company occurs;

                  (viii) any material breach by the Company of any provision of this Agreement;

                  (ix) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company prior to such succession or assignment;

(x) any failure by the Company or its successor to enter into an agreement with the Executive that is substantially similar to this Agreement with respect to a Change in Control of the Company or its successor occurring thereafter; or

                  (xi) any purported termination of the Executive's employment by the Company pursuant to Section 3(b), 3(c) or 3(d) above which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 3(f) below (and, if applicable, Section 3(d) above), and for purposes of this Agreement, no such purported termination shall be effective.

For purposes of this subsection (e), an isolated, immaterial, and inadvertent action not taken in bad faith by the Company in violation of clause (ii), (iii),
(iv), (v) or (vii) of this subsection that is remedied by the Company promptly after receipt of notice thereof given by the Executive shall not be considered Good Reason for the Executive's termination of employment with the Company. In the event the Executive terminates his employment for Good Reason hereunder, then notwithstanding that the Executive may also retire for purposes of the Benefit Plans, Incentive Plans or Securities Plans, the Executive shall be deemed to have terminated his employment for Good Reason for purposes of this Agreement.

         (f) Any termination of the Executive by the Company pursuant to Section 3(b), 3(c) or 3(d) above, or by the Executive pursuant to Section 3(e) above, shall be communicated by a Notice of Termination to the other party hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate those specific termination provisions in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. For purposes of this Agreement, no such purported termination by the Company shall be effective without such Notice of Termination.

         (g) "Date of Termination" shall mean (i) if the Executive's employment is terminated by the Company for Disability, 30 days after Notice of Termination is given to the Executive (provided that the Executive shall not have returned to the performance of the Executive's duties on a full-time basis during such 30-day period), (ii) if the Executive's employment is terminated by the Executive for Good Reason, the date specified in the Notice of Termination, and
(iii) if the Executive's employment is terminated by the Company for any other reason, the date on which a Notice of Termination is given; provided, however, that if within 30 days after any Notice of Termination is given to the Executive by the Company, the Executive notifies the Company that a dispute exists concerning the termination, the Date of Termination shall be the date the dispute is finally determined, whether by mutual written agreement of the parties or upon final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

4.       SEVERANCE COMPENSATION UPON TERMINATION OF EMPLOYMENT.

         (a) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Company shall pay to the Executive in a lump sum cash payment within five days after the Date of Termination the following:

                  (i) the Severance Amount as defined in Section 4(b) below;
         plus

                  (ii) his earned but unpaid base salary through his Date of Termination; plus

                  (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                  (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points, compounded annually.

         (b) "Severance Amount" shall mean an amount equal to two times the Base Amount (as defined below) determined with respect to the Base Period (as defined below); provided, however, in no event shall the Severance Amount be less than two times the Executive's annual rate of base salary at the higher of the annual rate in effect (i) immediately prior to the Date of Termination or (ii) on the date six months prior to the Date of Termination. For purposes of this subsection (b):

                  (i) "Base Amount" means the Executive's average fiscal-year Compensation (as defined below) for fiscal years of the Company in the Base Period. Such average shall be computed by dividing the total of the Executive's Compensation for the Base Period by the number of fiscal years in the Base Period. If the Executive's Base Period includes a portion of a fiscal year during which he was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below), the Executive's Compensation for such fiscal year shall be annualized before determining the average fiscal-year Compensation for the Base Period. In annualizing Compensation, the frequency with which payments are expected to be made over a fiscal year shall be taken into account; thus, any amount of Compensation that represents a payment that will not be made more often than once per fiscal year is not annualized. Set forth on Appendix A, which is attached hereto and made a part hereof, are three examples illustrating the calculation of the Base Amount.

                  (ii) "Base Period" means the most recent two consecutive fiscal years of the Company ending prior to the Date of Termination. However, if the Executive was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below) at any time during one of such two fiscal years, the Executive's Base Period is the one fiscal year of such two-fiscal-year period during which the Executive performed personal services for the Company or a predecessor entity or a related entity.

                  (iii) "Compensation" means the compensation which was payable by the Company, by a predecessor entity, or by a related entity and which was includible in the gross income of the Executive (or either was excludible from such gross income as "foreign earned income" within the meaning of Section 911 of the Internal Revenue Code of 1986, as amended (the "Code"), or would have been includible in such gross income if the Executive had been a United States citizen or resident), but excluding the following: (A) amounts realized from the exercise of a non-qualified stock option; and (B) amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option described in Code Section 422(b) or under an employee stock purchase plan described in Code Section 423(b). Notwithstanding the preceding sentence, Compensation shall be determined without regard to any compensation deferral election under any plan, program or arrangement, qualified or nonqualified, maintained or contributed to by the Company, a predecessor entity or a related entity, including but not limited to a cash-or-deferred arrangement described in Code Section 401(k), a cafeteria plan described in Code Section 125 or a nonqualified deferred compensation plan. A

         "predecessor entity" is any entity which, as a result of a merger, consolidation, purchase or acquisition of property or stock, corporate separation, or other similar business transaction transfers some or all of its employees to the Company or to a related entity or to a predecessor entity of the Company. The term "related entity" includes any entity treated as a single employer with the Company in accordance with subsections (b), (c), (m) and (o) of Code Section 414.

                  (c) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Executive will be entitled to continued participation in all employee benefit plans or programs available to Company employees generally in which the Executive was participating on the Date of Termination, such continued participation to be at Company cost and otherwise on the same basis as Company employees generally, until the earlier of (i) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis) or (ii) two years from the Date of Termination; provided (A) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this sentence, he shall be paid, in a lump sum cash payment, within 30 days following the date it is determined he is unable to participate in any employee benefit plan or program, the after-tax economic equivalent of the benefits provided under the plan or program in which he is unable to participate for the period specified in this sentence, and (B) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit for himself (including family or dependent coverage, if applicable) on an individual basis. The Executive shall be eligible for group health plan continuation coverage under and in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, when he ceases to be eligible for continued participation in the Company's group health plan under this subsection
         (e).

5.       NO OBLIGATION TO MITIGATE DAMAGES; NO EFFECT ON OTHER CONTRACTUAL
         RIGHTS.

                  (a) The Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer after the Date of Termination or otherwise.

                  (b) The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any Benefit Plan, Incentive Plan or Securities Plan, employment agreement or other contract, plan or agreement with or of the Company.

6.       INCENTIVE AWARDS.

         In the event of a Change in Control of the Company, then notwithstanding the terms and conditions of any Incentive Plan, the Company agrees (i) to immediately and fully vest all unvested awards, units, and benefits (other than options to acquire securities of the Company or awards of securities of the Company) which have been awarded or allocated to the Executive under the Incentive Plans; and (ii) upon the exercise of such awards or units or the distribution of such benefits, to pay all amounts due under the Incentive Plans solely in cash.

7.       CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

         (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section
7) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

         (b) All determinations required to be made under this Section 7, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Accounting Firm which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. The determination of tax liability made by the Accounting Firm shall be subject to review by the Executive's tax advisor, and, if the Executive's tax advisor does not agree with the determination reached by the Accounting Firm, then the Accounting Firm and the Executive's tax advisor shall jointly designate a nationally recognized public accounting firm which shall make the determination. All fees and expenses of the accountants and tax advisors retained by both the Executive and the Company shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 7, shall be paid by the Company to the Executive within five days after the receipt of the determination. Any determination by such jointly designated public accounting firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination hereunder, it is possible that Gross-Up Payments will not have been made by the Company that should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Executive hereafter is required to make a payment of any Excise Tax, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive. Upon notice by the Executive of any audit or other proceeding that may result in a liability to the Company hereunder, the Executive shall promptly notify the Company of such audit or other proceeding; and the Company may, at its option, but solely with respect to the item or items that relate to such potential liability, choose to assume the defense of such audit or other proceeding at its own cost, provided that (i) the Executive shall cooperate with the Company in such defense and (ii) the Company will not settle such audit or other proceeding without the consent of the Executive (such consent not to be unreasonably withheld). The highest effective marginal tax rate (determined by taking into account any reduction in itemized deductions and/or exemptions attributable to the inclusion of the additional amounts payable under this Section 7 in the Executive's adjusted gross or taxable income) based upon the state and locality where the Executive is resident at the time of payment of such amounts will be used for purposes of determining the federal and state income and other taxes with respect thereto.

8.       INDEMNIFICATION.

         (a) The Company agrees to indemnify the Executive to the fullest extent permitted by law if the Executive is a party or threatened to be made a party to any Proceeding (as defined below).

         (b) If requested by the Executive, the Company shall advance (within two business days of such request) any and all Expenses, as defined below, relating to a Proceeding to the Executive (an "Expense Advance"), upon the receipt of a written undertaking by or on behalf of the Executive to repay such Expense Advance if a judgment or other final adjudication adverse to the Executive (as to which all rights of appeal therefrom have been exhausted or lapsed) establishes that the Executive is not entitled to indemnification by the Company. Expenses shall include attorney's fees and all other costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Proceeding.

         (c) The Company agrees to obtain a directors' and officers' liability insurance policy covering the Executive and to continue and maintain such policy. The amount of coverage shall be reasonable in relation to the Executive's position and responsibilities during his employment by the Company.

         (d) This Section 8 is a supplement to and in furtherance of the Certificate of Incorporation and Bylaws of the Company and shall not be deemed a substitute therefor, or diminish or abrogate any rights of the Executive thereunder.

         (e) For purposes of Section 8(a), the meaning of the phrase "to the fullest extent permitted by law" shall include but not be limited to:

                  (i) to the fullest extent permitted by the provision of the Delaware General Corporation Law ("DGCL") that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL, and

                  (ii) to the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

         (f) For purposes of Sections 8(a) and 8(b), "Proceeding" shall mean any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Executive was, is or will be involved as a party or otherwise by reason of the fact that the Executive is or was a director or officer of the Company, by reason of any action taken by him or of any action on his part while acting as director or officer of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement.

9.       SUCCESSORS.

         (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment shall be a material breach of this Agreement and shall entitle the Executive to terminate the Executive's employment for Good Reason and receive the compensation provided for in Section 4 hereof. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 9 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

         (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee or other designee or, if there be no such designee, to the Executive's estate.

10.      NOTICE.

         For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

         If to the Company:

         Transaction Systems Architects, Inc.
         224 South 108 Avenue
         Omaha, NE 68154
         Attn:    President

         If to the Executive:


         -----------------------------------
         -----------------------------------
         -----------------------------------

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

11.      MISCELLANEOUS.

        No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska, without giving effect to any principles of conflicts of law.

12.      CONFLICT IN BENEFITS.

        Except as otherwise provided in the preceding sentences, this Agreement is not intended to and shall not limit or terminate any other agreement or arrangement between the Executive and the Company presently in effect or hereafter entered into.

13.      VALIDITY.

        The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

14.      SURVIVORSHIP.

        The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations and to the extent that any performance is required following termination of this Agreement. Without limiting the foregoing, Sections 7, 8 and 15 shall expressly survive the termination of this Agreement.

15.      LEGAL FEES AND EXPENSES.

        If a claim or dispute arises concerning the rights of the Executive under this Agreement, regardless of the party by whom such claim or dispute is initiated, the Company shall, upon presentation of appropriate vouchers, pay all legal expenses, including reasonable attorneys' fees, court costs, and ordinary and necessary out-of-pocket costs of attorneys, billed to and payable by the Executive or by anyone claiming under or through the Executive, in connection with the bringing, prosecuting, arbitrating, defending, litigating, negotiating, or settling such claim or dispute. In no event shall the Executive be required to reimburse the Company for any of the costs or expenses incurred by the Company relating to arbitration or litigation. Pending the outcome or resolution of any claim or dispute, the Company shall continue payment of all amounts due the Executive without regard to any dispute.

16.      EFFECTIVE DATE.

        This Agreement shall become effective upon execution.

17.      COUNTERPARTS.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

18.      NO GUARANTEE OF EMPLOYMENT.

        Neither this Agreement nor any action taken hereunder shall be construed as giving the Executive the right to be retained in employment with the Company, nor shall it interfere with either the Company's right to terminate the employment of the Executive at any time or the Executive's right to terminate his employment at any time.

19.      NO ASSIGNMENT BY EXECUTIVE.

        Except as otherwise provided in Section 9(b), the Executive's rights and interest under this Agreement shall not be assignable (in law or in equity) or subject to any manner of alienation, sale, transfer, claims of creditors, pledge, attachment, garnishment, levy, execution or encumbrances of any kind.

20.      WAIVER.

        The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. Any waiver of any provision of this Agreement shall not be deemed to be a waiver of any other provision, and any waiver of default in any provision of this Agreement shall not be deemed to be a waiver of any later default thereof or of any other provision.

21.      WITHHOLDING.

        All amounts paid pursuant to this Agreement shall be subject to withholding for taxes (federal, state, local or otherwise) to the extent required by applicable law.

22.      HEADINGS.

        The headings of this Agreement have been inserted for convenience of reference only and are to be ignored in the construction of the provisions hereof.

23.      NUMBER AND GENDER.

        The use of the singular shall be interpreted to include the plural and the plural the singular, as the context requires. The use of the masculine, feminine or neuter shall be interpreted to include the masculine, feminine or neuter as the context shall require.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                            TRANSACTION SYSTEMS ARCHITECTS, INC.


Date:                                       By:
     -------------------                       ---------------------------------


                                            EXECUTIVE:

Date:
     -------------------                    ------------------------------------

                                   APPENDIX A


         EXAMPLE 1 - Executive was employed by the Company for 1-1/3 fiscal years preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period and $120,000 for the full fiscal year. The Executive's Base Amount is $105,000.

                        Year 1:  3  x  $30,000  =  $90,000
                        Year 2:  $120,000
                        [90,000 + 120,000] / 2 = $105,000

                        $105,000 is the average fiscal-year Compensation for the Base Period.


         EXAMPLE 2 - Assume the same facts as in Example 1, except that the Executive also received a $70,000 sign-on bonus when his employment with the Company commenced at the beginning of the 4-month period. The Executive's Base Amount is $140,000

                        Year 1:  [3 x $30,000] + $70,000 = $160,000
                        Year 2:  $120,000
                        [160,000 + 120,000] / 2 = $140,000


         Since the sign-on bonus will not be paid more often than once per fiscal year, the amount of the bonus is not increased in annualizing the Executive's Compensation for the 4-month period.


         EXAMPLE 3 - Executive was employed by the Company for the last 4 months of the fiscal year preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period. The Executive's Base Amount is $90,000.

                        Year 1:  3 x $30,000 = $90,000
                        $90,000 / 1 = $90,000

                        $90,000 is the average fiscal-year Compensation for the Base Period.

                        SEVERANCE COMPENSATION AGREEMENT

         SEVERANCE COMPENSATION AGREEMENT dated as of July 31, 1999 between Transaction Systems Architects, Inc., a Delaware corporation (the "Company"), and William E. Fisher (the "Executive").

         WHEREAS, the Company's Board of Directors has determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control of the Company;

         NOW, THEREFORE, this Agreement sets forth the severance compensation which the Company agrees it will pay to the Executive if the Executive's employment with the Company terminates under certain circumstances described herein following a Change in Control (as defined herein) and the other benefits the Company will provide the Executive following a Change in Control.

1.       TERM.

         This Agreement shall terminate, except to the extent that any obligation of the Company hereunder remains unpaid as of such time, upon the earlier of (i) the termination of Executive's employment for any reason prior to a Change in Control; and (ii) three years after the date of a Change in Control.

2.       CHANGE IN CONTROL.

         For purposes of this Agreement, Change in Control shall mean:

         (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (C) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in subclauses (i), (ii) and (iii) of clause (c) of this
Section 2 are satisfied; or

         (b) if individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) approval by the stockholders of the Company of a reorganization, merger or consolidation, unless following such reorganization, merger or consolidation (i) more than 60% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the resulting corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the resulting corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

(d) (i) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (ii) the first to occur of (A) the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (B) the approval by the stockholders of the Company of any such sale or disposition, other than, in each case, any such sale or disposition to a corporation, with respect to which immediately thereafter, (1) more than 60% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and

Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the transferee corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the transferee corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such transferee corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may
be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of such transferee corporation and the combined voting power of the then-outstanding voting securities of such transferee corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such transferee corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board providing for such sale or other disposition of assets of the Company.

3.       TERMINATION FOLLOWING A CHANGE IN CONTROL.

         (a) The Executive shall be entitled to the compensation provided in
Section 4 of this Agreement if all of the following conditions are satisfied:

                  (i) there is a Change in Control of the Company while the Executive is still an employee of the Company;

                  (ii) the Executive's employment with the Company is terminated within two years after the Change in Control; and

                  (iii) the Executive's termination of employment is not a result of (A) the Executive's death; (B) the Executive's Disability (as defined in Section 3(b) below; (C) the Executive's Retirement (as defined in Section 3(c) below); (D) the Executive's termination by the Company for Cause (as defined in Section 3(d) below); or (E) the Executive's decision to terminate employment other than for Good Reason (as defined in Section 3(e) below).

         (b) If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been unable, with or without a reasonable accommodation, to perform his duties with the Company on a full-time basis for six months and within 30 days after a Notice of Termination (as defined in Section 3(f) below) is thereafter given by the Company, the Executive shall not have returned to the full-time performance of the Executive's duties, the Company may terminate the Executive's employment for "Disability". If there is a Change in Control of the Company while the Executive is still an employee and if the Executive's employment with the Company is terminated for Disability within two years after the Change in Control, the

Executive shall be entitled to receive in a lump sum cash payment within five days after his Date of Termination (as defined in Section 3(g) below) the following:

                  (i) two times the Base Amount (as defined in Section 4(b)(i)) determined with respect to the Base Period (as defined in Section 4(b)(ii)); plus

                  (ii) his earned but unpaid base salary through his Date of Termination; plus

                  (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                  (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points.

         (c) For purposes of this Agreement only, "Retirement" shall mean termination by the Company or the Executive of the Executive's employment based on the Executive's having reached age 65 or such other age as shall have been fixed in any arrangement established pursuant to this Agreement with the Executive's consent with respect to the Executive.

         (d) For purposes of this Agreement only, "Cause" shall mean: (i) the Executive's conviction of a felony involving moral turpitude; or (ii) the Executive's serious, willful gross misconduct or willful gross neglect of duties (other than any such neglect resulting from the Executive's incapacity due to physical or mental illness or any such neglect after the issuance of a Notice of Termination by the Executive for Good Reason, as such terms are defined in subsections (e) and (f) below), which, in either case, has resulted, or in all probability is likely to result, in material economic damage to the Company; provided no act or failure to act by the Executive will constitute "Cause" under clause (ii) if the Executive believed in good faith that such act or failure to act was in the best interest of the Company.

         For purposes of this Agreement only, any termination of the Executive's employment by the Company for Cause shall be authorized by a vote of at least a majority of the non-employee members of the Board of Directors of the Company (the "Board") within 12 months of a majority of such non-employee members of the Board having actual knowledge of the event or circumstances providing a basis for such termination. In the case of clause (ii) of the second sentence of this subsection (d), the Executive shall be given notice by the Board specifying in detail the particular act or failure to act on which the Board is relying in proposing to terminate him for Cause and offering the Executive an opportunity, on a date at least 14 days after receipt of such notice, to have a hearing, with counsel, before a majority of the non-employee members of the Board, including each of the members of the Board who authorized the termination for

Cause. The Executive shall not be terminated for Cause if, within 30 days after the date of the Executive's hearing before the Board (or if the Executive waives a hearing, within 30 days after receiving notice of the proposed termination), he has corrected the particular act or failure to act specified in the notice and by so correcting such act or failure to act he has reduced the economic damage his act or failure to act has allegedly caused the Company to a level which is no longer material or has eliminated the probability that such act or failure to act is likely to result in material economic damage to the Company. No termination for Cause shall take effect until the expiration of the correction period described in the preceding sentence and the determination by a majority of the non-employee members of the Board that the Executive has failed to correct the act or failure to act in accordance with the terms of the preceding sentence.

         Anything herein to the contrary notwithstanding, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony involving moral turpitude such conviction is finally overturned on appeal, the Executive shall be entitled to the compensation provided in Sections 4(a) and 4(c). In lieu of the interest provided in clause (iv) of the first sentence of Section 4(a) and the interest provided in the second sentence of Section 4(c), however, the compensation provided in Sections 4(a) and 4(c) shall be increased by a ten percent rate of interest, compounded annually, calculated from the date such compensation would have been paid if the Executive's employment had been terminated without Cause.

         (e) For purposes of this Agreement, "Good Reason" shall mean, after any Change in Control and without the Executive's express written consent, any of the following:

                  (i) a significant diminution in the Executive's duties and responsibilities, or the assignment to the Executive by the Company of duties inconsistent with the Executive's position, duties, responsibilities or status with the Company immediately prior to a Change in Control of the Company, or a change in the Executive's titles or offices as in effect immediately prior to a Change in Control of the Company, or any removal of the Executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of his employment for Disability, Retirement or Cause or as a result of the Executive's death or by the Executive other than for Good Reason;

                  (ii) a reduction by the Company in the Executive's annual rate of base salary as in effect on the date hereof or as the same may be increased from time to time during the term of this Agreement or the Company's failure to increase (within 12 months of the Executive's last increase in his annual rate of base salary) the Executive's annual rate of base salary after a Change in Control of the Company in an amount which at least equals, on a percentage basis, the greater of (A) the average percentage increase in the annual rate of base salary for all officers of the Company effected in the preceding 12 months; or (B) the Consumer Price Index as published by the United States Government (or, in the event such index is discontinued, any similar index published by the United States Government as designated in good faith by the Executive); provided, however, that nothing contained in this clause
         (ii) shall be construed under any circumstances as permitting the Company to decrease the Executive's annual rate of base salary;

                  (iii) (A) any failure by the Company to continue in effect any benefit plan or arrangement (including, without limitation, the life insurance, medical, dental, accident and disability plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing the Executive with benefits that are no less favorable (hereinafter referred to as "Benefit Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Benefit Plan or deprive the Executive of any material fringe benefit or perquisite of office enjoyed by the Executive at the time of a Change in Control of the Company, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Benefit Plan being altered, reduced, affected or ended;

                  (iv) (A) any failure by the Company to continue in effect any incentive plan or arrangement (including, without limitation, the Company's bonus arrangements, the Transaction Systems Architects, Inc. Deferred Compensation Plan, the Transaction Systems Architects, Inc. 401(k) Plan, the sales incentive plans, and the management incentive plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plans or arrangements providing him with substantially similar benefits, (hereinafter referred to as "Incentive Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in any such Incentive Plan or reduce the Executive's benefits under any such Incentive Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Incentive Plan being altered, reduced, affected or ended, or (C) any failure by the Company with respect to any fiscal year to make an award to the Executive pursuant to each such Incentive Plan or such substituted comparable plan or program equal to or greater than the greater of (1) the award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan or program with respect to the immediately preceding fiscal year or (2) the average annual award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan with respect to the prior three fiscal years (or such lesser number of prior fiscal years that the Executive was employed by the Company or that the Incentive Plan (together with any substituted comparable plan) was maintained);

                  (v) (A) any failure by the Company to continue in effect any plan or arrangement to receive securities of the Company (including, without limitation, the Transaction Systems Architects, Inc. 1999 Employee Stock Purchase Plan and the Transaction Systems Architects Inc. 1999 Stock Option Plan) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing him with substantially similar benefits, (hereinafter referred to as "Securities Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Securities Plan, unless in the case of either subclause (A) or
         (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Securities Plan being altered, reduced, affected or ended, or (C) any failure by the Company in any fiscal year to grant stock options, stock appreciation rights or securities awards to the Executive pursuant to such Securities Plans with respect to an aggregate number of securities of the Company of each kind that is equal to or greater than the greater of (1) the aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights or securities awards granted to the Executive pursuant to such Securities Plans in the immediately preceding fiscal year or (2) the average annual aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights, or securities awards granted to the Executive pursuant to such Securities Plans in the prior three fiscal years; and provided further the material terms and conditions of such stock options, stock appreciation rights, and securities awards granted to the Executive after the Change in Control (including, but not limited to, the exercise price, vesting schedule, period and methods of exercise, expiration date, forfeiture provisions and other restrictions) are substantially similar to the material terms and conditions of the stock options, stock appreciation rights, and securities awards granted to the Executive under the Securities Plans immediately prior to the Change in Control of the Company;

                  (vi) the Executive's relocation more than 50 miles from the location at which the Executive performed the Executive's duties prior to a Change in Control of the Company, except for required travel by the Executive on the Company's business to an extent substantially consistent with the Executive's business travel obligations at the time of a Change in Control of the Company;

                  (vii) any failure by the Company to provide the Executive with the number of annual paid vacation days to which the Executive is entitled for the year in which a Change in Control of the Company occurs;

                  (viii) any material breach by the Company of any provision of this Agreement;

                  (ix) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company prior to such succession or assignment;

                  (x) any failure by the Company or its successor to enter into an agreement with the Executive that is substantially similar to this Agreement with respect to a Change in Control of the Company or its successor occurring thereafter; or

                  (xi) any purported termination of the Executive's employment by the Company pursuant to Section 3(b), 3(c) or 3(d) above which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 3(f) below (and, if applicable, Section 3(d) above), and for purposes of this Agreement, no such purported termination shall be effective.

For purposes of this subsection (e), an isolated, immaterial, and inadvertent action not taken in bad faith by the Company in violation of clause (ii), (iii),
(iv), (v) or (vii) of this subsection that is remedied by the Company promptly after receipt of notice thereof given by the Executive shall not be considered Good Reason for the Executive's termination of employment with the Company. In the event the Executive terminates his employment for Good Reason hereunder, then notwithstanding that the Executive may also retire for purposes of the Benefit Plans, Incentive Plans or Securities Plans, the Executive shall be deemed to have terminated his employment for Good Reason for purposes of this Agreement.

(f) Any termination of the Executive by the Company pursuant to Section 3(b), 3(c) or 3(d) above, or by the Executive pursuant to Section 3(e) above, shall be communicated by a Notice of Termination to the other party hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate those specific termination provisions in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. For purposes of this Agreement, no such purported termination by the Company shall be effective without such Notice of Termination.

(g) "Date of Termination" shall mean (i) if the Executive's employment is terminated by the Company for Disability, 30 days after Notice of Termination is given to the Executive (provided that the Executive shall not have returned to the performance of the Executive's duties on a full-time basis during such 30-day period), (ii) if the Executive's employment is terminated by the Executive for Good Reason, the date specified in the Notice of Termination, and
(iii) if the Executive's employment is terminated by the Company for any other reason, the date on which a Notice of Termination is given; provided, however, that if within 30 days after any Notice of Termination is given to the Executive by the Company, the Executive notifies the Company that a dispute exists concerning the termination, the Date of Termination shall be the date the dispute is finally determined, whether by mutual written agreement of the parties or upon final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

4.       SEVERANCE COMPENSATION UPON TERMINATION OF EMPLOYMENT.

(a) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Company shall pay to the Executive in a lump sum cash payment within five days after the Date of Termination the following:

                  (i) the Severance Amount as defined in Section 4(b) below;
         plus

                  (ii) his earned but unpaid base salary through his Date of Termination; plus

                  (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                  (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points, compounded annually.

         (b) "Severance Amount" shall mean an amount equal to two times the Base Amount (as defined below) determined with respect to the Base Period (as defined below); provided, however, in no event shall the Severance Amount be less than two times the Executive's annual rate of base salary at the higher of the annual rate in effect (i) immediately prior to the Date of Termination or (ii) on the date six months prior to the Date of Termination.

For purposes of this subsection (b):

                  (i) "Base Amount" means the Executive's average fiscal-year Compensation (as defined below) for fiscal years of the Company in the Base Period. Such average shall be computed by dividing the total of the Executive's Compensation for the Base Period by the number of fiscal years in the Base Period. If the Executive's Base Period includes a portion of a fiscal year during which he was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below), the Executive's Compensation for such fiscal year shall be annualized before determining the average fiscal-year Compensation for the Base Period. In annualizing Compensation, the frequency with which payments are expected to be made over a fiscal year shall be taken into account; thus, any amount of Compensation that represents a payment that will not be made more often than once per fiscal year is not annualized. Set forth on Appendix A, which is attached hereto and made a part hereof, are three examples illustrating the calculation of the Base Amount.

                  (ii) "Base Period" means the most recent two consecutive fiscal years of the Company ending prior to the Date of Termination. However, if the Executive was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below) at any time during one of such two fiscal years, the Executive's Base Period is the one fiscal year of such two-fiscal-year period during which the Executive performed personal services for the Company or a predecessor entity or a related entity.

                  (iii) "Compensation" means the compensation which was payable by the Company, by a predecessor entity, or by a related entity and which was includible in the gross income of the Executive (or either was excludible from such gross income as "foreign earned income" within the meaning of Section 911 of the Internal Revenue Code of 1986, as amended (the "Code"), or would have been includible in such gross income if the Executive had been a United States citizen or resident), but excluding the following: (A) amounts realized from the exercise of a non-qualified stock option; and (B) amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option described in Code Section 422(b) or under an employee stock purchase plan described in Code Section 423(b). Notwithstanding the preceding sentence, Compensation shall be determined without regard to any compensation deferral election under any plan, program or arrangement, qualified or nonqualified, maintained or contributed to by the Company, a predecessor entity or a related entity, including but not limited to a cash-or-deferred arrangement described in Code Section 401(k), a cafeteria plan described in Code Section 125 or a nonqualified deferred compensation plan. A

         "predecessor entity" is any entity which, as a result of a merger, consolidation, purchase or acquisition of property or stock, corporate separation, or other similar business transaction transfers some or all of its employees to the Company or to a related entity or to a predecessor entity of the Company. The term "related entity" includes any entity treated as a single employer with the Company in accordance with subsections (b), (c), (m) and (o) of Code Section 414.

         (c) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Executive will be entitled to continued participation in all employee benefit plans or programs available to Company employees generally in which the Executive was participating on the Date of Termination, such continued participation to be at Company cost and otherwise on the same basis as Company employees generally, until the earlier of (i) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis) or (ii) two years from the Date of Termination; provided (A) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this sentence, he shall be paid, in a lump sum cash payment, within 30 days following the date it is determined he is unable to participate in any employee benefit plan or program, the after-tax economic equivalent of the benefits provided under the plan or program in which he is unable to participate for the period specified in this sentence, and (B) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit for himself (including family or dependent coverage, if applicable) on an individual basis. The Executive shall be eligible for group health plan continuation coverage under and in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, when he ceases to be eligible for continued participation in the Company's group health plan under this subsection (e).

5.       NO OBLIGATION TO MITIGATE DAMAGES; NO EFFECT ON OTHER CONTRACTUAL
         RIGHTS.

         (a) The Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer after the Date of Termination or otherwise.

         (b) The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any Benefit Plan, Incentive Plan or Securities Plan, employment agreement or other contract, plan or agreement with or of the Company.

6.       INCENTIVE AWARDS.

         In the event of a Change in Control of the Company, then notwithstanding the terms and conditions of any Incentive Plan, the Company agrees (i) to immediately and fully vest all unvested awards, units, and benefits (other than options to acquire securities of the Company or awards of securities of the Company) which have been awarded or allocated to the Executive under the Incentive Plans; and (ii) upon the exercise of such awards or units or the distribution of such benefits, to pay all amounts due under the Incentive Plans solely in cash.

7.       CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

         (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section
7) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

         (b) All determinations required to be made under this Section 7, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Accounting Firm which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. The determination of tax liability made by the Accounting Firm shall be subject to review by the Executive's tax advisor, and, if the Executive's tax advisor does not agree with the determination reached by the Accounting Firm, then the Accounting Firm and the Executive's tax advisor shall jointly designate a nationally recognized public accounting firm which shall make the determination. All fees and expenses of the accountants and tax advisors retained by both the Executive and the Company shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 7, shall be paid by the Company to the Executive within five days after the receipt of the determination. Any determination by such jointly designated public accounting firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination hereunder, it is possible that Gross-Up Payments will not have been made by the Company that should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Executive hereafter is required to make a payment of any Excise Tax, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive. Upon notice by the Executive of any audit or other proceeding that may result in a liability to the Company hereunder, the Executive shall promptly notify the Company of such audit or other proceeding; and the Company may, at its option, but solely with respect to the item or items that relate to such potential liability, choose to assume the defense of such audit or other proceeding at its own cost, provided that (i) the Executive shall cooperate with the Company in such defense and (ii) the Company will not settle such audit or other proceeding without the consent of the Executive (such consent not to be unreasonably withheld). The highest effective marginal tax rate (determined by taking into account any reduction in itemized deductions and/or exemptions attributable to the inclusion of the additional amounts payable under this Section 7 in the Executive's adjusted gross or taxable income) based upon the state and locality where the Executive is resident at the time of payment of such amounts will be used for purposes of determining the federal and state income and other taxes with respect thereto.

8.       INDEMNIFICATION.

         (a) The Company agrees to indemnify the Executive to the fullest extent permitted by law if the Executive is a party or threatened to be made a party to any Proceeding (as defined below).

         (b) If requested by the Executive, the Company shall advance (within two business days of such request) any and all Expenses, as defined below, relating to a Proceeding to the Executive (an "Expense Advance"), upon the receipt of a written undertaking by or on behalf of the Executive to repay such Expense Advance if a judgment or other final adjudication adverse to the Executive (as to which all rights of appeal therefrom have been exhausted or lapsed) establishes that the Executive is not entitled to indemnification by the Company. Expenses shall include attorney's fees and all other costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Proceeding.

         (c) The Company agrees to obtain a directors' and officers' liability insurance policy covering the Executive and to continue and maintain such policy. The amount of coverage shall be reasonable in relation to the Executive's position and responsibilities during his employment by the Company.

         (d) This Section 8 is a supplement to and in furtherance of the Certificate of Incorporation and Bylaws of the Company and shall not be deemed a substitute therefor, or diminish or abrogate any rights of the Executive thereunder.

         (e) For purposes of Section 8(a), the meaning of the phrase "to the fullest extent permitted by law" shall include but not be limited to:

                  (i) to the fullest extent permitted by the provision of the Delaware General Corporation Law ("DGCL") that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL, and

                  (ii) to the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

         (f) For purposes of Sections 8(a) and 8(b), "Proceeding" shall mean any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Executive was, is or will be involved as a party or otherwise by reason of the fact that the Executive is or was a director or officer of the Company, by reason of any action taken by him or of any action on his part while acting as director or officer of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement.

9.       SUCCESSORS.

         (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment shall be a material breach of this Agreement and shall entitle the Executive to terminate the Executive's employment for Good Reason and receive the compensation provided for in Section 4 hereof. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 9 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

         (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee or other designee or, if there be no such designee, to the Executive's estate.

10.      NOTICE.

         For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

         If to the Company:

         Transaction Systems Architects, Inc.
         224 South 108 Avenue
         Omaha, NE 68154
         Attn:    President

         If to the Executive:

         -------------------------------------
         -------------------------------------
         -------------------------------------

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

11.      MISCELLANEOUS.

        No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska, without giving effect to any principles of conflicts of law.

12.      CONFLICT IN BENEFITS.

        Except as otherwise provided in the preceding sentences, this Agreement is not intended to and shall not limit or terminate any other agreement or arrangement between the Executive and the Company presently in effect or hereafter entered into.

13.      VALIDITY.

        The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

14.      SURVIVORSHIP.

        The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations and to the extent that any performance is required following termination of this Agreement. Without limiting the foregoing, Sections 7, 8 and 15 shall expressly survive the termination of this Agreement.

15.      LEGAL FEES AND EXPENSES.

        If a claim or dispute arises concerning the rights of the Executive under this Agreement, regardless of the party by whom such claim or dispute is initiated, the Company shall, upon presentation of appropriate vouchers, pay all legal expenses, including reasonable attorneys' fees, court costs, and ordinary and necessary out-of-pocket costs of attorneys, billed to and payable by the Executive or by anyone claiming under or through the Executive, in connection with the bringing, prosecuting, arbitrating, defending, litigating, negotiating, or settling such claim or dispute. In no event shall the Executive be required to reimburse the Company for any of the costs or expenses incurred by the Company relating to arbitration or litigation. Pending the outcome or resolution of any claim or dispute, the Company shall continue payment of all amounts due the Executive without regard to any dispute.

16.      EFFECTIVE DATE.

        This Agreement shall become effective upon execution.

17.      COUNTERPARTS.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

18.      NO GUARANTEE OF EMPLOYMENT.

        Neither this Agreement nor any action taken hereunder shall be construed as giving the Executive the right to be retained in employment with the Company, nor shall it interfere with either the Company's right to terminate the employment of the Executive at any time or the Executive's right to terminate his employment at any time.

19.      NO ASSIGNMENT BY EXECUTIVE.

        Except as otherwise provided in Section 9(b), the Executive's rights and interest under this Agreement shall not be assignable (in law or in equity) or subject to any manner of alienation, sale, transfer, claims of creditors, pledge, attachment, garnishment, levy, execution or encumbrances of any kind.

20.      WAIVER.

        The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. Any waiver of any provision of this Agreement shall not be deemed to be a waiver of any other provision, and any waiver of default in any provision of this Agreement shall not be deemed to be a waiver of any later default thereof or of any other provision.

21.      WITHHOLDING.

        All amounts paid pursuant to this Agreement shall be subject to withholding for taxes (federal, state, local or otherwise) to the extent required by applicable law.

22.      HEADINGS.

        The headings of this Agreement have been inserted for convenience of reference only and are to be ignored in the construction of the provisions hereof.

23.      NUMBER AND GENDER.

        The use of the singular shall be interpreted to include the plural and the plural the singular, as the context requires. The use of the masculine, feminine or neuter shall be interpreted to include the masculine, feminine or neuter as the context shall require.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                            TRANSACTION SYSTEMS ARCHITECTS, INC.

Date:                                       By:
     ---------------                            --------------------------------

                                   EXECUTIVE:

Date:
     ---------------                        ------------------------------------

                                   APPENDIX A

         EXAMPLE 1 - Executive was employed by the Company for 1-1/3 fiscal years preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period and $120,000 for the full fiscal year. The Executive's Base Amount is $105,000.

                        Year 1:  3  x  $30,000  =  $90,000
                        Year 2:  $120,000
                        [90,000 + 120,000] / 2 = $105,000

                        $105,000 is the average fiscal-year Compensation for the Base Period.

         EXAMPLE 2 - Assume the same facts as in Example 1, except that the Executive also received a $70,000 sign-on bonus when his employment with the Company commenced at the beginning of the 4-month period.

         The Executive's Base Amount is $140,000

                        Year 1: [3 x $30,000] + $70,000 = $160,000
                        Year 2: $120,000
                        [160,000 + 120,000] / 2 = $140,000

         Since the sign-on bonus will not be paid more often than once per fiscal year, the amount of the bonus is not increased in annualizing the Executive's Compensation for the 4-month period.

         EXAMPLE 3 - Executive was employed by the Company for the last 4 months of the fiscal year preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period. The Executive's Base Amount is $90,000.

                        Year 1:  3 x $30,000 = $90,000
                        $90,000 / 1 = $90,000

                        $90,000 is the average fiscal-year Compensation for the Base Period.

                        SEVERANCE COMPENSATION AGREEMENT


         SEVERANCE COMPENSATION AGREEMENT dated as of July 31, 1999 between Transaction Systems Architects, Inc., a Delaware corporation (the "Company"), and Jeff Hale (the "Executive").

         WHEREAS, the Company's Board of Directors has determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control of the Company;

         NOW, THEREFORE, this Agreement sets forth the severance compensation which the Company agrees it will pay to the Executive if the Executive's employment with the Company terminates under certain circumstances described herein following a Change in Control (as defined herein) and the other benefits the Company will provide the Executive following a Change in Control.

1.       TERM.

         This Agreement shall terminate, except to the extent that any obligation of the Company hereunder remains unpaid as of such time, upon the earlier of (i) the termination of Executive's employment for any reason prior to a Change in Control; and (ii) three years after the date of a Change in Control.

2.       CHANGE IN CONTROL.

         For purposes of this Agreement, Change in Control shall mean:

         (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (C) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in subclauses (i), (ii) and (iii) of clause (c) of this
Section 2 are satisfied; or

         (b) if individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) approval by the stockholders of the Company of a reorganization, merger or consolidation, unless following such reorganization, merger or consolidation (i) more than 60% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the resulting corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the resulting corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

         (d) (i) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (ii) the first to occur of (A) the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (B) the approval by the stockholders of the Company of any such sale or disposition, other than, in each case, any such sale or disposition to a corporation, with respect to which immediately thereafter, (1) more than 60% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the transferee corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the transferee corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such transferee corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of such transferee corporation and the combined voting power of the then-outstanding voting securities of such transferee corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such transferee corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board providing for such sale or other disposition of assets of the Company.

3.       TERMINATION FOLLOWING A CHANGE IN CONTROL.

         (a) The Executive shall be entitled to the compensation provided in
Section 4 of this Agreement if all of the following conditions are satisfied:

                  (i) there is a Change in Control of the Company while the Executive is still an employee of the Company;

                 (ii) the Executive's employment with the Company is terminated within two years after the Change in Control; and

                 (iii) the Executive's termination of employment is not a result of (A) the Executive's death; (B) the Executive's Disability (as defined in Section 3(b) below; (C) the Executive's Retirement (as defined in Section 3(c) below); (D) the Executive's termination by the Company for Cause (as defined in Section 3(d) below); or (E) the Executive's decision to terminate employment other than for Good Reason (as defined in Section 3(e) below).

         (b) If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been unable, with or without a reasonable accommodation, to perform his duties with the Company on a full-time basis for six months and within 30 days after a Notice of

Termination (as defined in Section 3(f) below) is thereafter given by the Company, the Executive shall not have returned to the full-time performance of the Executive's duties, the Company may terminate the Executive's employment for "Disability". If there is a Change in Control of the Company while the Executive is still an employee and if the Executive's employment with the Company is terminated for Disability within two years after the Change in Control, the Executive shall be entitled to receive in a lump sum cash payment within five days after his Date of Termination (as defined in Section 3(g) below) the following:

                 (i) one times the Base Amount (as defined in Section 4(b)(i)) determined with respect to the Base Period (as defined in Section 4(b)(ii)); plus

                  (ii) his earned but unpaid base salary through his Date of Termination; plus

                 (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                 (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points.

         (c) For purposes of this Agreement only, "Retirement" shall mean termination by the Company or the Executive of the Executive's employment based on the Executive's having reached age 65 or such other age as shall have been fixed in any arrangement established pursuant to this Agreement with the Executive's consent with respect to the Executive.

         (d) For purposes of this Agreement only, "Cause" shall mean: (i) the Executive's conviction of a felony involving moral turpitude; or (ii) the Executive's serious, willful gross misconduct or willful gross neglect of duties (other than any such neglect resulting from the Executive's incapacity due to physical or mental illness or any such neglect after the issuance of a Notice of Termination by the Executive for Good Reason, as such terms are defined in subsections (e) and (f) below), which, in either case, has resulted, or in all probability is likely to result, in material economic damage to the Company; provided no act or failure to act by the Executive will constitute "Cause" under clause (ii) if the Executive believed in good faith that such act or failure to act was in the best interest of the Company.

         For purposes of this Agreement only, any termination of the Executive's employment by the Company for Cause shall be authorized by a vote of at least a majority of the non-employee members of the Board of Directors of the Company (the "Board") within 12 months of a majority of such non-employee members of the Board having actual knowledge of the event or circumstances providing a basis for such termination. In the case of clause (ii) of the second sentence of this subsection (d), the Executive shall be given notice by the Board specifying in detail the particular act or failure to act on which the Board is relying in proposing to terminate him for Cause and offering the Executive an opportunity, on a date at least 14 days after receipt of such notice, to have a hearing, with counsel, before a majority of the non-employee members of the Board, including each of the members of the Board who authorized the termination for Cause. The Executive shall not be terminated for Cause if, within 30 days after the date of the Executive's hearing before the Board (or if the Executive waives a hearing, within 30 days after receiving notice of the proposed termination), he has corrected the particular act or failure to act specified in the notice and by so correcting such act or failure to act he has reduced the economic damage his act or failure to act has allegedly caused the Company to a level which is no longer material or has eliminated the probability that such act or failure to act is likely to result in material economic damage to the Company. No termination for Cause shall take effect until the expiration of the correction period described in the preceding sentence and the determination by a majority of the non-employee members of the Board that the Executive has failed to correct the act or failure to act in accordance with the terms of the preceding sentence.

         Anything herein to the contrary notwithstanding, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony involving moral turpitude such conviction is finally overturned on appeal, the Executive shall be entitled to the compensation provided in Sections 4(a) and 4(c). In lieu of the interest provided in clause (iv) of the first sentence of Section 4(a) and the interest provided in the second sentence of Section 4(c), however, the compensation provided in Sections 4(a) and 4(c) shall be increased by a ten percent rate of interest, compounded annually, calculated from the date such compensation would have been paid if the Executive's employment had been terminated without Cause.

         (e) For purposes of this Agreement, "Good Reason" shall mean, after any Change in Control and without the Executive's express written consent, any of the following:

                  (i) a significant diminution in the Executive's duties and responsibilities, or the assignment to the Executive by the Company of duties inconsistent with the Executive's position, duties, responsibilities or status with the Company immediately prior to a Change in Control of the Company, or a change in the Executive's titles or offices as in effect immediately prior to a Change in Control of the Company, or any removal of the Executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of his employment for Disability, Retirement or Cause or as a result of the Executive's death or by the Executive other than for Good Reason;

                  (ii) a reduction by the Company in the Executive's annual rate of base salary as in effect on the date hereof or as the same may be increased from time to time during the term of this Agreement or the Company's failure to increase (within 12 months of the Executive's last increase in his annual rate of base salary) the Executive's annual rate of base salary after a Change in Control of the Company in an amount which at least equals, on a percentage basis, the greater of (A) the average percentage increase in the annual rate of base salary for all officers of the Company effected in the preceding 12 months; or (B) the Consumer Price Index as published by the United States Government (or, in the event such index is discontinued, any similar index published by the United States Government as designated in good faith by the Executive); provided, however, that nothing contained in this clause (ii) shall be construed under any circumstances as permitting the Company to decrease the Executive's annual rate of base salary;

                  (iii) (A) any failure by the Company to continue in effect any benefit plan or arrangement (including, without limitation, the life insurance, medical, dental, accident and disability plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing the Executive with benefits that are no less favorable (hereinafter referred to as "Benefit Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Benefit Plan or deprive the Executive of any material fringe benefit or perquisite of office enjoyed by the Executive at the time of a Change in Control of the Company, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Benefit Plan being altered, reduced, affected or ended;

                  (iv) (A) any failure by the Company to continue in effect any incentive plan or arrangement (including, without limitation, the Company's bonus arrangements, the Transaction Systems Architects, Inc. Deferred Compensation Plan, the Transaction Systems Architects, Inc. 401(k) Plan, the sales incentive plans, and the management incentive plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plans or arrangements providing him with substantially similar benefits, (hereinafter referred to as "Incentive Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in any such Incentive Plan or reduce the Executive's benefits under any such Incentive Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Incentive Plan being altered, reduced, affected or ended, or (C) any failure by the Company with respect to any fiscal year to make an award to the Executive pursuant to each such Incentive Plan or such substituted comparable plan or program equal to or greater than the greater of (1) the award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan or program with respect to the immediately preceding fiscal year or (2) the average annual award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan with respect to the prior three fiscal years (or such lesser number of prior fiscal years that the Executive was employed by the Company or that the Incentive Plan (together with any substituted comparable plan) was maintained);

                  (v) (A) any failure by the Company to continue in effect any plan or arrangement to receive securities of the Company (including, without limitation, the

         Transaction Systems Architects, Inc. 1999 Employee Stock Purchase Plan and the Transaction Systems Architects Inc. 1999 Stock Option Plan) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing him with substantially similar benefits, (hereinafter referred to as "Securities Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Securities Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Securities Plan being altered, reduced, affected or ended, or (C) any failure by the Company in any fiscal year to grant stock options, stock appreciation rights or securities awards to the Executive pursuant to such Securities Plans with respect to an aggregate number of securities of the Company of each kind that is equal to or greater than the greater of (1) the aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights or securities awards granted to the Executive pursuant to such Securities Plans in the immediately preceding fiscal year or (2) the average annual aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights, or securities awards granted to the Executive pursuant to such Securities Plans in the prior three fiscal years; and provided further the material terms and conditions of such stock options, stock appreciation rights, and securities awards granted to the Executive after the Change in Control (including, but not limited to, the exercise price, vesting schedule, period and methods of exercise, expiration date, forfeiture provisions and other restrictions) are substantially similar to the material terms and conditions of the stock options, stock appreciation rights, and securities awards granted to the Executive under the Securities Plans immediately prior to the Change in Control of the Company;

                  (vi) the Executive's relocation more than 50 miles from the location at which the Executive performed the Executive's duties prior to a Change in Control of the Company, except for required travel by the Executive on the Company's business to an extent substantially consistent with the Executive's business travel obligations at the time of a Change in Control of the Company;

                  (vii) any failure by the Company to provide the Executive with the number of annual paid vacation days to which the Executive is entitled for the year in which a Change in Control of the Company occurs;

                  (viii) any material breach by the Company of any provision of this Agreement;

                  (ix) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company prior to such succession or assignment;

                  (x) any failure by the Company or its successor to enter into an agreement with the Executive that is substantially similar to this Agreement with respect to a Change in Control of the Company or its successor occurring thereafter; or

                  (xi) any purported termination of the Executive's employment by the Company pursuant to Section 3(b), 3(c) or 3(d) above which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 3(f) below (and, if applicable, Section 3(d) above), and for purposes of this Agreement, no such purported termination shall be effective.

For purposes of this subsection (e), an isolated, immaterial, and inadvertent action not taken in bad faith by the Company in violation of clause (ii), (iii),
(iv), (v) or (vii) of this subsection that is remedied by the Company promptly after receipt of notice thereof given by the Executive shall not be considered Good Reason for the Executive's termination of employment with the Company. In the event the Executive terminates his employment for Good Reason hereunder, then notwithstanding that the Executive may also retire for purposes of the Benefit Plans, Incentive Plans or Securities Plans, the Executive shall be deemed to have terminated his employment for Good Reason for purposes of this Agreement.

         (f) Any termination of the Executive by the Company pursuant to Section 3(b), 3(c) or 3(d) above, or by the Executive pursuant to Section 3(e) above, shall be communicated by a Notice of Termination to the other party hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate those specific termination provisions in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. For purposes of this Agreement, no such purported termination by the Company shall be effective without such Notice of Termination.

         (g) "Date of Termination" shall mean (i) if the Executive's employment is terminated by the Company for Disability, 30 days after Notice of Termination is given to the Executive (provided that the Executive shall not have returned to the performance of the Executive's duties on a full-time basis during such 30-day period), (ii) if the Executive's employment is terminated by the Executive for Good Reason, the date specified in the Notice of Termination, and
(iii) if the Executive's employment is terminated by the Company for any other reason, the date on which a Notice of Termination is given; provided, however, that if within 30 days after any Notice of Termination is given to the Executive by the Company, the Executive notifies the Company that a dispute exists concerning the termination, the Date of Termination shall be the date the dispute is finally determined, whether by mutual written agreement of the parties or upon final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

4.       SEVERANCE COMPENSATION UPON TERMINATION OF EMPLOYMENT.

         (a) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Company shall pay to the Executive in a lump sum cash payment within five days after the Date of Termination the following:

                  (i) the Severance Amount as defined in Section 4(b) below;
         plus

                  (ii) his earned but unpaid base salary through his Date of Termination; plus

                  (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                  (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points, compounded annually.

         (b) "Severance Amount" shall mean an amount equal to one times the Base Amount (as defined below) determined with respect to the Base Period (as defined below); provided, however, in no event shall the Severance Amount be less than two times the Executive's annual rate of base salary at the higher of the annual rate in effect (i) immediately prior to the Date of Termination or (ii) on the date six months prior to the Date of Termination. For purposes of this subsection (b):

                  (i) "Base Amount" means the Executive's average fiscal-year Compensation (as defined below) for fiscal years of the Company in the Base Period. Such average shall be computed by dividing the total of the Executive's Compensation for the Base Period by the number of fiscal years in the Base Period. If the Executive's Base Period includes a portion of a fiscal year during which he was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below), the Executive's Compensation for such fiscal year shall be annualized before determining the average fiscal-year Compensation for the Base Period. In annualizing Compensation, the frequency with which payments are expected to be made over a fiscal year shall be taken into account; thus, any amount of Compensation that represents a payment that will not be made more often than once per fiscal year is not annualized. Set forth on Appendix A, which is attached hereto and made a part hereof, are three examples illustrating the calculation of the Base Amount.

                  (ii) "Base Period" means the most recent two consecutive fiscal years of the Company ending prior to the Date of Termination. However, if the Executive was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below) at any time during one of such two fiscal years, the Executive's Base Period is the one fiscal year of such two-fiscal-year period during which the Executive performed personal services for the Company or a predecessor entity or a related entity.

                  (iii) "Compensation" means the compensation which was payable by the Company, by a predecessor entity, or by a related entity and which was includible in the gross income of the Executive (or either was excludible from such gross income as

         "foreign earned income" within the meaning of Section 911 of the Internal Revenue Code of 1986, as amended (the "Code"), or would have been includible in such gross income if the Executive had been a United States citizen or resident), but excluding the following: (A) amounts realized from the exercise of a non-qualified stock option; and (B) amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option described in Code Section 422(b) or under an employee stock purchase plan described in Code
         Section 423(b). Notwithstanding the preceding sentence, Compensation shall be determined without regard to any compensation deferral election under any plan, program or arrangement, qualified or nonqualified, maintained or contributed to by the Company, a predecessor entity or a related entity, including but not limited to a cash-or-deferred arrangement described in Code Section 401(k), a cafeteria plan described in Code Section 125 or a nonqualified deferred compensation plan. A "predecessor entity" is any entity which, as a result of a merger, consolidation, purchase or acquisition of property or stock, corporate separation, or other similar business transaction transfers some or all of its employees to the Company or to a related entity or to a predecessor entity of the Company. The term "related entity" includes any entity treated as a single employer with the Company in accordance with subsections (b), (c), (m) and (o) of Code
         Section 414.

         (c) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Executive will be entitled to continued participation in all employee benefit plans or programs available to Company employees generally in which the Executive was participating on the Date of Termination, such continued participation to be at Company cost and otherwise on the same basis as Company employees generally, until the earlier of (i) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis) or (ii) two years from the Date of Termination; provided (A) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this sentence, he shall be paid, in a lump sum cash payment, within 30 days following the date it is determined he is unable to participate in any employee benefit plan or program, the after-tax economic equivalent of the benefits provided under the plan or program in which he is unable to participate for the period specified in this sentence, and (B) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit for himself (including family or dependent coverage, if applicable) on an individual basis. The Executive shall be eligible for group health plan continuation coverage under and in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, when he ceases to be eligible for continued participation in the Company's group health plan under this subsection (e).

5.       NO OBLIGATION TO MITIGATE DAMAGES; NO EFFECT ON OTHER CONTRACTUAL
         RIGHTS.

         (a) The Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer after the Date of Termination or otherwise.

         (b) The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any Benefit Plan, Incentive Plan or Securities Plan, employment agreement or other contract, plan or agreement with or of the Company.

6.       INCENTIVE AWARDS.

         In the event of a Change in Control of the Company, then notwithstanding the terms and conditions of any Incentive Plan, the Company agrees (i) to immediately and fully vest all unvested awards, units, and benefits (other than options to acquire securities of the Company or awards of securities of the Company) which have been awarded or allocated to the Executive under the Incentive Plans; and (ii) upon the exercise of such awards or units or the distribution of such benefits, to pay all amounts due under the Incentive Plans solely in cash.

7.       CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

         (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section
7) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

         (b) All determinations required to be made under this Section 7, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Accounting Firm which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. The determination of tax liability made by the Accounting Firm shall be subject to review by the Executive's tax advisor, and, if the Executive's tax advisor does not agree with the determination reached by the Accounting Firm, then the Accounting Firm and the Executive's tax advisor shall jointly designate a nationally recognized public accounting firm which shall make the determination. All fees and expenses of the accountants and tax advisors retained by both the Executive and the Company shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 7, shall be paid by the Company to the Executive within five days after the receipt of the determination. Any determination by such jointly designated public accounting firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination hereunder, it is possible that Gross-Up Payments will not have been made by the Company that should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Executive hereafter is required to make a payment of any Excise Tax, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive. Upon notice by the Executive of any audit or other proceeding that may result in a liability to the Company hereunder, the Executive shall promptly notify the Company of such audit or other proceeding; and the Company may, at its option, but solely with respect to the item or items that relate to such potential liability, choose to assume the defense of such audit or other proceeding at its own cost, provided that (i) the Executive shall cooperate with the Company in such defense and (ii) the Company will not settle such audit or other proceeding without the consent of the Executive (such consent not to be unreasonably withheld). The highest effective marginal tax rate (determined by taking into account any reduction in itemized deductions and/or exemptions attributable to the inclusion of the additional amounts payable under this Section 7 in the Executive's adjusted gross or taxable income) based upon the state and locality where the Executive is resident at the time of payment of such amounts will be used for purposes of determining the federal and state income and other taxes with respect thereto.

8.       INDEMNIFICATION.

         (a) The Company agrees to indemnify the Executive to the fullest extent permitted by law if the Executive is a party or threatened to be made a party to any Proceeding (as defined below).

         (b) If requested by the Executive, the Company shall advance (within two business days of such request) any and all Expenses, as defined below, relating to a Proceeding to the Executive (an "Expense Advance"), upon the receipt of a written undertaking by or on behalf of the Executive to repay such Expense Advance if a judgment or other final adjudication adverse to the Executive (as to which all rights of appeal therefrom have been exhausted or lapsed) establishes that the Executive is not entitled to indemnification by the Company. Expenses shall include attorney's fees and all other costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Proceeding.

         (c) The Company agrees to obtain a directors' and officers' liability insurance policy covering the Executive and to continue and maintain such policy. The amount of coverage shall be reasonable in relation to the Executive's position and responsibilities during his employment by the Company.

         (d) This Section 8 is a supplement to and in furtherance of the Certificate of Incorporation and Bylaws of the Company and shall not be deemed a substitute therefor, or diminish or abrogate any rights of the Executive thereunder.

         (e) For purposes of Section 8(a), the meaning of the phrase "to the fullest extent permitted by law" shall include but not be limited to:

                  (i) to the fullest extent permitted by the provision of the Delaware General Corporation Law ("DGCL") that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL, and

                  (ii) to the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

         (f) For purposes of Sections 8(a) and 8(b), "Proceeding" shall mean any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Executive was, is or will be involved as a party or otherwise by reason of the fact that the Executive is or was a director or officer of the Company, by reason of any action taken by him or of any action on his part while acting as director or officer of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement.

9.       SUCCESSORS.

         (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment shall be a material breach of this Agreement and shall entitle the Executive to terminate the Executive's employment for Good Reason and receive the compensation provided for in Section 4 hereof. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 9 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

         (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee or other designee or, if there be no such designee, to the Executive's estate.

10.      NOTICE.

         For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

         If to the Company:

         Transaction Systems Architects, Inc.
         224 South 108 Avenue
         Omaha, NE 68154
         Attn:    President

         If to the Executive:


         ----------------------------------------
         ----------------------------------------
         ----------------------------------------


or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

11.      MISCELLANEOUS.

        No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska, without giving effect to any principles of conflicts of law.

12.      CONFLICT IN BENEFITS.

        Except as otherwise provided in the preceding sentences, this Agreement is not intended to and shall not limit or terminate any other agreement or arrangement between the Executive and the Company presently in effect or hereafter entered into.

13.      VALIDITY.

        The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

14.      SURVIVORSHIP.

        The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations and to the extent that any performance is required following termination of this Agreement. Without limiting the foregoing, Sections 7, 8 and 15 shall expressly survive the termination of this Agreement.

15.      LEGAL FEES AND EXPENSES.

        If a claim or dispute arises concerning the rights of the Executive under this Agreement, regardless of the party by whom such claim or dispute is initiated, the Company shall, upon presentation of appropriate vouchers, pay all legal expenses, including reasonable attorneys' fees, court costs, and ordinary and necessary out-of-pocket costs of attorneys, billed to and payable by the Executive or by anyone claiming under or through the Executive, in connection with the bringing, prosecuting, arbitrating, defending, litigating, negotiating, or settling such claim or dispute. In no event shall the Executive be required to reimburse the Company for any of the costs or expenses incurred by the Company relating to arbitration or litigation. Pending the outcome or resolution of any claim or dispute, the Company shall continue payment of all amounts due the Executive without regard to any dispute.

16.      EFFECTIVE DATE.

        This Agreement shall become effective upon execution.

17.      COUNTERPARTS.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

18.      NO GUARANTEE OF EMPLOYMENT.

        Neither this Agreement nor any action taken hereunder shall be construed as giving the Executive the right to be retained in employment with the Company, nor shall it interfere with either the Company's right to terminate the employment of the Executive at any time or the Executive's right to terminate his employment at any time.

19.      NO ASSIGNMENT BY EXECUTIVE.

        Except as otherwise provided in Section 9(b), the Executive's rights and interest under this Agreement shall not be assignable (in law or in equity) or subject to any manner of alienation, sale, transfer, claims of creditors, pledge, attachment, garnishment, levy, execution or encumbrances of any kind.

20.      WAIVER.

        The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. Any waiver of any provision of this Agreement shall not be deemed to be a waiver of any other provision, and any waiver of default in any provision of this Agreement shall not be deemed to be a waiver of any later default thereof or of any other provision.

21.      WITHHOLDING.

        All amounts paid pursuant to this Agreement shall be subject to withholding for taxes (federal, state, local or otherwise) to the extent required by applicable law.

22.      HEADINGS.

        The headings of this Agreement have been inserted for convenience of reference only and are to be ignored in the construction of the provisions hereof.

23.      NUMBER AND GENDER.

        The use of the singular shall be interpreted to include the plural and the plural the singular, as the context requires. The use of the masculine, feminine or neuter shall be interpreted to include the masculine, feminine or neuter as the context shall require.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                            TRANSACTION SYSTEMS ARCHITECTS, INC.


Date:                                       By:
     --------------------                      ---------------------------------


                                            EXECUTIVE:

Date:
     --------------------                   ------------------------------------

                                   APPENDIX A


         EXAMPLE 1 - Executive was employed by the Company for 1-1/3 fiscal years preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period and $120,000 for the full fiscal year. The Executive's Base Amount is $105,000.

                        Year 1:  3  x  $30,000  =  $90,000
                        Year 2:  $120,000
                        [90,000 + 120,000] DIVIDED BY 2 = $105,000

                        $105,000 is the average fiscal-year Compensation for the Base Period.


         EXAMPLE 2 - Assume the same facts as in Example 1, except that the Executive also received a $70,000 sign-on bonus when his employment with the Company commenced at the beginning of the 4-month period. The Executive's Base Amount is $140,000

                        Year 1: [3 x $30,000] + $70,000 = $160,000
                        Year 2: $120,000
                        [160,000 + 120,000] DIVIDED BY 2 = $140,000


         Since the sign-on bonus will not be paid more often than once per fiscal year, the amount of the bonus is not increased in annualizing the Executive's Compensation for the 4-month period.


         EXAMPLE 3 - Executive was employed by the Company for the last 4 months of the fiscal year preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period. The Executive's Base Amount is $90,000.

                        Year 1:  3 x $30,000 = $90,000
                        $90,000 DIVIDED BY 1 = $90,000

                        $90,000 is the average fiscal-year Compensation for the Base Period.

                        SEVERANCE COMPENSATION AGREEMENT

         SEVERANCE COMPENSATION AGREEMENT dated as of July 31, 1999 between Transaction Systems Architects, Inc., a Delaware corporation (the "Company"), and Dwight Hanson (the "Executive").

         WHEREAS, the Company's Board of Directors has determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control of the Company;

         NOW, THEREFORE, this Agreement sets forth the severance compensation which the Company agrees it will pay to the Executive if the Executive's employment with the Company terminates under certain circumstances described herein following a Change in Control (as defined herein) and the other benefits the Company will provide the Executive following a Change in Control.

1.       TERM.

         This Agreement shall terminate, except to the extent that any obligation of the Company hereunder remains unpaid as of such time, upon the earlier of (i) the termination of Executive's employment for any reason prior to a Change in Control; and (ii) three years after the date of a Change in Control.

2.       CHANGE IN CONTROL.

         For purposes of this Agreement, Change in Control shall mean:

         (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (C) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in subclauses (i), (ii) and (iii) of clause (c) of this
Section 2 are satisfied; or

         (b) if individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) approval by the stockholders of the Company of a reorganization, merger or consolidation, unless following such reorganization, merger or consolidation (i) more than 60% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the resulting corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the resulting corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

         (d) (i) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (ii) the first to occur of (A) the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (B) the approval by the stockholders of the Company of any such sale or disposition, other than, in each case, any such sale or disposition to a corporation, with respect to which immediately thereafter, (1) more than 60% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the transferee corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the transferee corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such transferee corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of such transferee corporation and the combined voting power of the then-outstanding voting securities of such transferee corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such transferee corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board providing for such sale or other disposition of assets of the Company.

3.       TERMINATION FOLLOWING A CHANGE IN CONTROL.

         (a) The Executive shall be entitled to the compensation provided in
Section 4 of this Agreement if all of the following conditions are satisfied:

                 (i) there is a Change in Control of the Company while the Executive is still an employee of the Company;

                 (ii) the Executive's employment with the Company is terminated within two years after the Change in Control; and

                 (iii) the Executive's termination of employment is not a result of (A) the Executive's death; (B) the Executive's Disability (as defined in Section 3(b) below; (C) the Executive's Retirement (as defined in Section 3(c) below); (D) the Executive's termination by the Company for Cause (as defined in Section 3(d) below); or (E) the Executive's decision to terminate employment other than for Good Reason (as defined in Section 3(e) below).

         (b) If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been unable, with or without a reasonable accommodation, to perform his duties with the Company on a full-time basis for six months and within 30 days after a Notice of

Termination (as defined in Section 3(f) below) is thereafter given by the Company, the Executive shall not have returned to the full-time performance of the Executive's duties, the Company may terminate the Executive's employment for "Disability". If there is a Change in Control of the Company while the Executive is still an employee and if the Executive's employment with the Company is terminated for Disability within two years after the Change in Control, the Executive shall be entitled to receive in a lump sum cash payment within five days after his Date of Termination (as defined in Section 3(g) below) the following:

                 (i) one times the Base Amount (as defined in Section 4(b)(i)) determined with respect to the Base Period (as defined in Section 4(b)(ii)); plus

                 (ii) his earned but unpaid base salary through his Date of Termination; plus

                 (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                 (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points.

         (c) For purposes of this Agreement only, "Retirement" shall mean termination by the Company or the Executive of the Executive's employment based on the Executive's having reached age 65 or such other age as shall have been fixed in any arrangement established pursuant to this Agreement with the Executive's consent with respect to the Executive.

         (d) For purposes of this Agreement only, "Cause" shall mean: (i) the Executive's conviction of a felony involving moral turpitude; or (ii) the Executive's serious, willful gross misconduct or willful gross neglect of duties (other than any such neglect resulting from the Executive's incapacity due to physical or mental illness or any such neglect after the issuance of a Notice of Termination by the Executive for Good Reason, as such terms are defined in subsections (e) and (f) below), which, in either case, has resulted, or in all probability is likely to result, in material economic damage to the Company; provided no act or failure to act by the Executive will constitute "Cause" under clause (ii) if the Executive believed in good faith that such act or failure to act was in the best interest of the Company.

         For purposes of this Agreement only, any termination of the Executive's employment by the Company for Cause shall be authorized by a vote of at least a majority of the non-employee members of the Board of Directors of the Company (the "Board") within 12 months of a majority of such non-employee members of the Board having actual knowledge of the event or circumstances providing a basis for such termination. In the case of clause (ii) of the second sentence of this subsection (d), the Executive shall be given notice by the Board specifying in detail the particular act or failure to act on which the Board is relying in proposing to terminate him for Cause and offering the Executive an opportunity, on a date at least 14 days after receipt of such notice, to have a hearing, with counsel, before a majority of the non-employee members of the Board, including each of the members of the Board who authorized the termination for Cause. The Executive shall not be terminated for Cause if, within 30 days after the date of the Executive's hearing before the Board (or if the Executive waives a hearing, within 30 days after receiving notice of the proposed termination), he has corrected the particular act or failure to act specified in the notice and by so correcting such act or failure to act he has reduced the economic damage his act or failure to act has allegedly caused the Company to a level which is no longer material or has eliminated the probability that such act or failure to act is likely to result in material economic damage to the Company. No termination for Cause shall take effect until the expiration of the correction period described in the preceding sentence and the determination by a majority of the non-employee members of the Board that the Executive has failed to correct the act or failure to act in accordance with the terms of the preceding sentence.

         Anything herein to the contrary notwithstanding, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony involving moral turpitude such conviction is finally overturned on appeal, the Executive shall be entitled to the compensation provided in Sections 4(a) and 4(c). In lieu of the interest provided in clause (iv) of the first sentence of Section 4(a) and the interest provided in the second sentence of Section 4(c), however, the compensation provided in Sections 4(a) and 4(c) shall be increased by a ten percent rate of interest, compounded annually, calculated from the date such compensation would have been paid if the Executive's employment had been terminated without Cause.

         (e) For purposes of this Agreement, "Good Reason" shall mean, after any Change in Control and without the Executive's express written consent, any of the following:

                  (i) a significant diminution in the Executive's duties and responsibilities, or the assignment to the Executive by the Company of duties inconsistent with the Executive's position, duties, responsibilities or status with the Company immediately prior to a Change in Control of the Company, or a change in the Executive's titles or offices as in effect immediately prior to a Change in Control of the Company, or any removal of the Executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of his employment for Disability, Retirement or Cause or as a result of the Executive's death or by the Executive other than for Good Reason;

                  (ii) a reduction by the Company in the Executive's annual rate of base salary as in effect on the date hereof or as the same may be increased from time to time during the term of this Agreement or the Company's failure to increase (within 12 months of the Executive's last increase in his annual rate of base salary) the Executive's annual rate of base salary after a Change in Control of the Company in an amount which at least equals, on a percentage basis, the greater of (A) the average percentage increase in the annual rate of base salary for all officers of the Company effected in the preceding 12 months; or (B) the Consumer Price Index as published by the United States Government (or, in the event such index is discontinued, any similar index published by the United States Government as designated in good faith by the Executive); provided, however, that nothing contained in this clause (ii) shall be construed under any circumstances as permitting the Company to decrease the Executive's annual rate of base salary;

                  (iii) (A) any failure by the Company to continue in effect any benefit plan or arrangement (including, without limitation, the life insurance, medical, dental, accident and disability plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing the Executive with benefits that are no less favorable (hereinafter referred to as "Benefit Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Benefit Plan or deprive the Executive of any material fringe benefit or perquisite of office enjoyed by the Executive at the time of a Change in Control of the Company, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Benefit Plan being altered, reduced, affected or ended;

                  (iv) (A) any failure by the Company to continue in effect any incentive plan or arrangement (including, without limitation, the Company's bonus arrangements, the Transaction Systems Architects, Inc. Deferred Compensation Plan, the Transaction Systems Architects, Inc. 401(k) Plan, the sales incentive plans, and the management incentive plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plans or arrangements providing him with substantially similar benefits, (hereinafter referred to as "Incentive Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in any such Incentive Plan or reduce the Executive's benefits under any such Incentive Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Incentive Plan being altered, reduced, affected or ended, or (C) any failure by the Company with respect to any fiscal year to make an award to the Executive pursuant to each such Incentive Plan or such substituted comparable plan or program equal to or greater than the greater of (1) the award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan or program with respect to the immediately preceding fiscal year or (2) the average annual award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan with respect to the prior three fiscal years (or such lesser number of prior fiscal years that the Executive was employed by the Company or that the Incentive Plan (together with any substituted comparable plan) was maintained);

                  (v) (A) any failure by the Company to continue in effect any plan or arrangement to receive securities of the Company (including, without limitation, the

         Transaction Systems Architects, Inc. 1999 Employee Stock Purchase Plan and the Transaction Systems Architects Inc. 1999 Stock Option Plan) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing him with substantially similar benefits, (hereinafter referred to as "Securities Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Securities Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Securities Plan being altered, reduced, affected or ended, or (C) any failure by the Company in any fiscal year to grant stock options, stock appreciation rights or securities awards to the Executive pursuant to such Securities Plans with respect to an aggregate number of securities of the Company of each kind that is equal to or greater than the greater of (1) the aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights or securities awards granted to the Executive pursuant to such Securities Plans in the immediately preceding fiscal year or (2) the average annual aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights, or securities awards granted to the Executive pursuant to such Securities Plans in the prior three fiscal years; and provided further the material terms and conditions of such stock options, stock appreciation rights, and securities awards granted to the Executive after the Change in Control (including, but not limited to, the exercise price, vesting schedule, period and methods of exercise, expiration date, forfeiture provisions and other restrictions) are substantially similar to the material terms and conditions of the stock options, stock appreciation rights, and securities awards granted to the Executive under the Securities Plans immediately prior to the Change in Control of the Company;

                  (vi) the Executive's relocation more than 50 miles from the location at which the Executive performed the Executive's duties prior to a Change in Control of the Company, except for required travel by the Executive on the Company's business to an extent substantially consistent with the Executive's business travel obligations at the time of a Change in Control of the Company;

                  (vii) any failure by the Company to provide the Executive with the number of annual paid vacation days to which the Executive is entitled for the year in which a Change in Control of the Company occurs;

                  (viii) any material breach by the Company of any provision of this Agreement;

                  (ix) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company prior to such succession or assignment;

                  (x) any failure by the Company or its successor to enter into an agreement with the Executive that is substantially similar to this Agreement with respect to a Change in Control of the Company or its successor occurring thereafter; or

                  (xi) any purported termination of the Executive's employment by the Company pursuant to Section 3(b), 3(c) or 3(d) above which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 3(f) below (and, if applicable, Section 3(d) above), and for purposes of this Agreement, no such purported termination shall be effective.

For purposes of this subsection (e), an isolated, immaterial, and inadvertent action not taken in bad faith by the Company in violation of clause (ii), (iii),
(iv), (v) or (vii) of this subsection that is remedied by the Company promptly after receipt of notice thereof given by the Executive shall not be considered Good Reason for the Executive's termination of employment with the Company. In the event the Executive terminates his employment for Good Reason hereunder, then notwithstanding that the Executive may also retire for purposes of the Benefit Plans, Incentive Plans or Securities Plans, the Executive shall be deemed to have terminated his employment for Good Reason for purposes of this Agreement.

         (f) Any termination of the Executive by the Company pursuant to Section 3(b), 3(c) or 3(d) above, or by the Executive pursuant to Section 3(e) above, shall be communicated by a Notice of Termination to the other party hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate those specific termination provisions in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. For purposes of this Agreement, no such purported termination by the Company shall be effective without such Notice of Termination.

         (g) "Date of Termination" shall mean (i) if the Executive's employment is terminated by the Company for Disability, 30 days after Notice of Termination is given to the Executive (provided that the Executive shall not have returned to the performance of the Executive's duties on a full-time basis during such 30-day period), (ii) if the Executive's employment is terminated by the Executive for Good Reason, the date specified in the Notice of Termination, and
(iii) if the Executive's employment is terminated by the Company for any other reason, the date on which a Notice of Termination is given; provided, however, that if within 30 days after any Notice of Termination is given to the Executive by the Company, the Executive notifies the Company that a dispute exists concerning the termination, the Date of Termination shall be the date the dispute is finally determined, whether by mutual written agreement of the parties or upon final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

4.       SEVERANCE COMPENSATION UPON TERMINATION OF EMPLOYMENT.

         (a) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Company shall pay to the Executive in a lump sum cash payment within five days after the Date of Termination the following:

                  (i) the Severance Amount as defined in Section 4(b) below;
         plus

                  (ii) his earned but unpaid base salary through his Date of Termination; plus

                  (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                  (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points, compounded annually.

         (b) "Severance Amount" shall mean an amount equal to one times the Base Amount (as defined below) determined with respect to the Base Period (as defined below); provided, however, in no event shall the Severance Amount be less than two times the Executive's annual rate of base salary at the higher of the annual rate in effect (i) immediately prior to the Date of Termination or (ii) on the date six months prior to the Date of Termination. For purposes of this subsection (b):

                  (i) "Base Amount" means the Executive's average fiscal-year Compensation (as defined below) for fiscal years of the Company in the Base Period. Such average shall be computed by dividing the total of the Executive's Compensation for the Base Period by the number of fiscal years in the Base Period. If the Executive's Base Period includes a portion of a fiscal year during which he was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below), the Executive's Compensation for such fiscal year shall be annualized before determining the average fiscal-year Compensation for the Base Period. In annualizing Compensation, the frequency with which payments are expected to be made over a fiscal year shall be taken into account; thus, any amount of Compensation that represents a payment that will not be made more often than once per fiscal year is not annualized. Set forth on Appendix A, which is attached hereto and made a part hereof, are three examples illustrating the calculation of the Base Amount.

                  (ii) "Base Period" means the most recent two consecutive fiscal years of the Company ending prior to the Date of Termination. However, if the Executive was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below) at any time during one of such two fiscal years, the Executive's Base Period is the one fiscal year of such two-fiscal-year period during which the Executive performed personal services for the Company or a predecessor entity or a related entity.

                  (iii) "Compensation" means the compensation which was payable by the Company, by a predecessor entity, or by a related entity and which was includible in the gross income of the Executive (or either was excludible from such gross income as

         "foreign earned income" within the meaning of Section 911 of the Internal Revenue Code of 1986, as amended (the "Code"), or would have been includible in such gross income if the Executive had been a United States citizen or resident), but excluding the following: (A) amounts realized from the exercise of a non-qualified stock option; and (B) amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option described in Code Section 422(b) or under an employee stock purchase plan described in Code
         Section 423(b). Notwithstanding the preceding sentence, Compensation shall be determined without regard to any compensation deferral election under any plan, program or arrangement, qualified or nonqualified, maintained or contributed to by the Company, a predecessor entity or a related entity, including but not limited to a cash-or-deferred arrangement described in Code Section 401(k), a cafeteria plan described in Code Section 125 or a nonqualified deferred compensation plan. A "predecessor entity" is any entity which, as a result of a merger, consolidation, purchase or acquisition of property or stock, corporate separation, or other similar business transaction transfers some or all of its employees to the Company or to a related entity or to a predecessor entity of the Company. The term "related entity" includes any entity treated as a single employer with the Company in accordance with subsections (b), (c), (m) and (o) of Code
         Section 414.

         (c) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Executive will be entitled to continued participation in all employee benefit plans or programs available to Company employees generally in which the Executive was participating on the Date of Termination, such continued participation to be at Company cost and otherwise on the same basis as Company employees generally, until the earlier of (i) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis) or (ii) two years from the Date of Termination; provided (A) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this sentence, he shall be paid, in a lump sum cash payment, within 30 days following the date it is determined he is unable to participate in any employee benefit plan or program, the after-tax economic equivalent of the benefits provided under the plan or program in which he is unable to participate for the period specified in this sentence, and (B) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit for himself (including family or dependent coverage, if applicable) on an individual basis. The Executive shall be eligible for group health plan continuation coverage under and in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, when he ceases to be eligible for continued participation in the Company's group health plan under this subsection (e).

5.       NO OBLIGATION TO MITIGATE DAMAGES; NO EFFECT ON OTHER CONTRACTUAL
         RIGHTS.

         (a) The Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer after the Date of Termination or otherwise.

         (b) The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any Benefit Plan, Incentive Plan or Securities Plan, employment agreement or other contract, plan or agreement with or of the Company.

6.       INCENTIVE AWARDS.

         In the event of a Change in Control of the Company, then notwithstanding the terms and conditions of any Incentive Plan, the Company agrees (i) to immediately and fully vest all unvested awards, units, and benefits (other than options to acquire securities of the Company or awards of securities of the Company) which have been awarded or allocated to the Executive under the Incentive Plans; and (ii) upon the exercise of such awards or units or the distribution of such benefits, to pay all amounts due under the Incentive Plans solely in cash.

7.       CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

         (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section
7) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

         (b) All determinations required to be made under this Section 7, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Accounting Firm which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. The determination of tax liability made by the Accounting Firm shall be subject to review by the Executive's tax advisor, and, if the Executive's tax advisor does not agree with the determination reached by the Accounting Firm, then the Accounting Firm and the Executive's tax advisor shall jointly designate a nationally recognized public accounting firm which shall make the determination. All fees and expenses of the accountants and tax advisors retained by both the Executive and the Company shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 7, shall be paid by the Company to the Executive within five days after the receipt of the determination. Any determination by such jointly designated public accounting firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination hereunder, it is possible that Gross-Up Payments will not have been made by the Company that should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Executive hereafter is required to make a payment of any Excise Tax, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive. Upon notice by the Executive of any audit or other proceeding that may result in a liability to the Company hereunder, the Executive shall promptly notify the Company of such audit or other proceeding; and the Company may, at its option, but solely with respect to the item or items that relate to such potential liability, choose to assume the defense of such audit or other proceeding at its own cost, provided that (i) the Executive shall cooperate with the Company in such defense and (ii) the Company will not settle such audit or other proceeding without the consent of the Executive (such consent not to be unreasonably withheld). The highest effective marginal tax rate (determined by taking into account any reduction in itemized deductions and/or exemptions attributable to the inclusion of the additional amounts payable under this Section 7 in the Executive's adjusted gross or taxable income) based upon the state and locality where the Executive is resident at the time of payment of such amounts will be used for purposes of determining the federal and state income and other taxes with respect thereto.

8.       INDEMNIFICATION.

         (a) The Company agrees to indemnify the Executive to the fullest extent permitted by law if the Executive is a party or threatened to be made a party to any Proceeding (as defined below).

         (b) If requested by the Executive, the Company shall advance (within two business days of such request) any and all Expenses, as defined below, relating to a Proceeding to the Executive (an "Expense Advance"), upon the receipt of a written undertaking by or on behalf of the Executive to repay such Expense Advance if a judgment or other final adjudication adverse to the Executive (as to which all rights of appeal therefrom have been exhausted or lapsed) establishes that the Executive is not entitled to indemnification by the Company. Expenses shall include attorney's fees and all other costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Proceeding.

         (c) The Company agrees to obtain a directors' and officers' liability insurance policy covering the Executive and to continue and maintain such policy. The amount of coverage shall be reasonable in relation to the Executive's position and responsibilities during his employment by the Company.

         (d) This Section 8 is a supplement to and in furtherance of the Certificate of Incorporation and Bylaws of the Company and shall not be deemed a substitute therefor, or diminish or abrogate any rights of the Executive thereunder.

         (e) For purposes of Section 8(a), the meaning of the phrase "to the fullest extent permitted by law" shall include but not be limited to:

                  (i) to the fullest extent permitted by the provision of the Delaware General Corporation Law ("DGCL") that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL, and

                  (ii) to the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

         (f) For purposes of Sections 8(a) and 8(b), "Proceeding" shall mean any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Executive was, is or will be involved as a party or otherwise by reason of the fact that the Executive is or was a director or officer of the Company, by reason of any action taken by him or of any action on his part while acting as director or officer of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement.

9.       SUCCESSORS.

         (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment shall be a material breach of this Agreement and shall entitle the Executive to terminate the Executive's employment for Good Reason and receive the compensation provided for in Section 4 hereof. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 9 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

         (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee or other designee or, if there be no such designee, to the Executive's estate.

10.      NOTICE.

         For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

         If to the Company:

         Transaction Systems Architects, Inc.
         224 South 108 Avenue
         Omaha, NE 68154
         Attn:    President

         If to the Executive:

         --------------------------------
         --------------------------------
         --------------------------------

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

11.      MISCELLANEOUS.

        No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska, without giving effect to any principles of conflicts of law.

12.      CONFLICT IN BENEFITS.

        Except as otherwise provided in the preceding sentences, this Agreement is not intended to and shall not limit or terminate any other agreement or arrangement between the Executive and the Company presently in effect or hereafter entered into.

13.      VALIDITY.

        The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

14.      SURVIVORSHIP.

        The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations and to the extent that any performance is required following termination of this Agreement. Without limiting the foregoing, Sections 7, 8 and 15 shall expressly survive the termination of this Agreement.

15.      LEGAL FEES AND EXPENSES.

        If a claim or dispute arises concerning the rights of the Executive under this Agreement, regardless of the party by whom such claim or dispute is initiated, the Company shall, upon presentation of appropriate vouchers, pay all legal expenses, including reasonable attorneys' fees, court costs, and ordinary and necessary out-of-pocket costs of attorneys, billed to and payable by the Executive or by anyone claiming under or through the Executive, in connection with the bringing, prosecuting, arbitrating, defending, litigating, negotiating, or settling such claim or dispute. In no event shall the Executive be required to reimburse the Company for any of the costs or expenses incurred by the Company relating to arbitration or litigation. Pending the outcome or resolution of any claim or dispute, the Company shall continue payment of all amounts due the Executive without regard to any dispute.

16.      EFFECTIVE DATE.

        This Agreement shall become effective upon execution.

17.      COUNTERPARTS.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

18.      NO GUARANTEE OF EMPLOYMENT.

        Neither this Agreement nor any action taken hereunder shall be construed as giving the Executive the right to be retained in employment with the Company, nor shall it interfere with either the Company's right to terminate the employment of the Executive at any time or the Executive's right to terminate his employment at any time.

19.      NO ASSIGNMENT BY EXECUTIVE.

        Except as otherwise provided in Section 9(b), the Executive's rights and interest under this Agreement shall not be assignable (in law or in equity) or subject to any manner of alienation, sale, transfer, claims of creditors, pledge, attachment, garnishment, levy, execution or encumbrances of any kind.

20.      WAIVER.

        The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. Any waiver of any provision of this Agreement shall not be deemed to be a waiver of any other provision, and any waiver of default in any provision of this Agreement shall not be deemed to be a waiver of any later default thereof or of any other provision.

21.      WITHHOLDING.

        All amounts paid pursuant to this Agreement shall be subject to withholding for taxes (federal, state, local or otherwise) to the extent required by applicable law.

22.      HEADINGS.

        The headings of this Agreement have been inserted for convenience of reference only and are to be ignored in the construction of the provisions hereof.

23.      NUMBER AND GENDER.

        The use of the singular shall be interpreted to include the plural and the plural the singular, as the context requires. The use of the masculine, feminine or neuter shall be interpreted to include the masculine, feminine or neuter as the context shall require.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                            TRANSACTION SYSTEMS ARCHITECTS, INC.

Date:                                       By:
-------------------------                      ---------------------------------

                                            EXECUTIVE:

Date:
-------------------------                   ------------------------------------

                                   APPENDIX A

         EXAMPLE 1 - Executive was employed by the Company for 1-1/3 fiscal years preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period and $120,000 for the full fiscal year. The Executive's Base Amount is $105,000.

                        Year 1:  3  x  $30,000  =  $90,000
                        Year 2:  $120,000
                        [90,000 + 120,000] / 2 = $105,000

                        $105,000 is the average fiscal-year Compensation for the Base Period.

         EXAMPLE 2 - Assume the same facts as in Example 1, except that the Executive also received a $70,000 sign-on bonus when his employment with the Company commenced at the beginning of the 4-month period.

         The Executive's Base Amount is $140,000

                        Year 1: [3 x $30,000] + $70,000 = $160,000
                        Year 2: $120,000
                        [160,000 + 120,000] / 2 = $140,000

         Since the sign-on bonus will not be paid more often than once per fiscal year, the amount of the bonus is not increased in annualizing the Executive's Compensation for the 4-month period.

         EXAMPLE 3 - Executive was employed by the Company for the last 4 months of the fiscal year preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period. The Executive's Base Amount is $90,000.

                        Year 1:  3 x $30,000 = $90,000
                        $90,000 / 1 = $90,000

                        $90,000 is the average fiscal-year Compensation for the Base Period.

                        SEVERANCE COMPENSATION AGREEMENT

         SEVERANCE COMPENSATION AGREEMENT dated as of July 31, 1999 between Transaction Systems Architects, Inc., a Delaware corporation (the "Company"), and Marlin Howley (the "Executive").

         WHEREAS, the Company's Board of Directors has determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control of the Company;

         NOW, THEREFORE, this Agreement sets forth the severance compensation which the Company agrees it will pay to the Executive if the Executive's employment with the Company terminates under certain circumstances described herein following a Change in Control (as defined herein) and the other benefits the Company will provide the Executive following a Change in Control.

1.       TERM.

         This Agreement shall terminate, except to the extent that any obligation of the Company hereunder remains unpaid as of such time, upon the earlier of (i) the termination of Executive's employment for any reason prior to a Change in Control; and (ii) three years after the date of a Change in Control.

2.       CHANGE IN CONTROL.

         For purposes of this Agreement, Change in Control shall mean:

         (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (C) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in subclauses (i), (ii) and (iii) of clause (c) of this
Section 2 are satisfied; or

         (b) if individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) approval by the stockholders of the Company of a reorganization, merger or consolidation, unless following such reorganization, merger or consolidation (i) more than 60% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the resulting corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the resulting corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

         (d) (i) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (ii) the first to occur of (A) the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (B) the approval by the stockholders of the Company of any such sale or disposition, other than, in each case, any such sale or disposition to a corporation, with respect to which immediately thereafter, (1) more than 60% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the transferee corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the transferee corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such transferee corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of such transferee corporation and the combined voting power of the then-outstanding voting securities of such transferee corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such transferee corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board providing for such sale or other disposition of assets of the Company.

3.       TERMINATION FOLLOWING A CHANGE IN CONTROL.

         (a) The Executive shall be entitled to the compensation provided in
Section 4 of this Agreement if all of the following conditions are satisfied:

                  (i) there is a Change in Control of the Company while the Executive is still an employee of the Company;

                 (ii) the Executive's employment with the Company is terminated within two years after the Change in Control; and

                 (iii) the Executive's termination of employment is not a result of (A) the Executive's death; (B) the Executive's Disability (as defined in Section 3(b) below; (C) the Executive's Retirement (as defined in Section 3(c) below); (D) the Executive's termination by the Company for Cause (as defined in Section 3(d) below); or (E) the Executive's decision to terminate employment other than for Good Reason (as defined in Section 3(e) below).

         (b) If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been unable, with or without a reasonable accommodation, to perform his duties with the Company on a full-time basis for six months and within 30 days after a Notice of

Termination (as defined in Section 3(f) below) is thereafter given by the Company, the Executive shall not have returned to the full-time performance of the Executive's duties, the Company may terminate the Executive's employment for "Disability". If there is a Change in Control of the Company while the Executive is still an employee and if the Executive's employment with the Company is terminated for Disability within two years after the Change in Control, the Executive shall be entitled to receive in a lump sum cash payment within five days after his Date of Termination (as defined in Section 3(g) below) the following:

                 (i) one times the Base Amount (as defined in Section 4(b)(i)) determined with respect to the Base Period (as defined in Section 4(b)(ii)); plus

                 (ii) his earned but unpaid base salary through his Date of Termination; plus

                 (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                 (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points.

         (c) For purposes of this Agreement only, "Retirement" shall mean termination by the Company or the Executive of the Executive's employment based on the Executive's having reached age 65 or such other age as shall have been fixed in any arrangement established pursuant to this Agreement with the Executive's consent with respect to the Executive.

         (d) For purposes of this Agreement only, "Cause" shall mean: (i) the Executive's conviction of a felony involving moral turpitude; or (ii) the Executive's serious, willful gross misconduct or willful gross neglect of duties (other than any such neglect resulting from the Executive's incapacity due to physical or mental illness or any such neglect after the issuance of a Notice of Termination by the Executive for Good Reason, as such terms are defined in subsections (e) and (f) below), which, in either case, has resulted, or in all probability is likely to result, in material economic damage to the Company; provided no act or failure to act by the Executive will constitute "Cause" under clause (ii) if the Executive believed in good faith that such act or failure to act was in the best interest of the Company.

         For purposes of this Agreement only, any termination of the Executive's employment by the Company for Cause shall be authorized by a vote of at least a majority of the non-employee members of the Board of Directors of the Company (the "Board") within 12 months of a majority of such non-employee members of the Board having actual knowledge of the event or circumstances providing a basis for such termination. In the case of clause (ii) of the second sentence of this subsection (d), the Executive shall be given notice by the Board specifying in detail the particular act or failure to act on which the Board is relying in proposing to terminate him for Cause and offering the Executive an opportunity, on a date at least 14 days after receipt of such notice, to have a hearing, with counsel, before a majority of the non-employee members of the Board, including each of the members of the Board who authorized the termination for Cause. The Executive shall not be terminated for Cause if, within 30 days after the date of the Executive's hearing before the Board (or if the Executive waives a hearing, within 30 days after receiving notice of the proposed termination), he has corrected the particular act or failure to act specified in the notice and by so correcting such act or failure to act he has reduced the economic damage his act or failure to act has allegedly caused the Company to a level which is no longer material or has eliminated the probability that such act or failure to act is likely to result in material economic damage to the Company. No termination for Cause shall take effect until the expiration of the correction period described in the preceding sentence and the determination by a majority of the non-employee members of the Board that the Executive has failed to correct the act or failure to act in accordance with the terms of the preceding sentence.

         Anything herein to the contrary notwithstanding, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony involving moral turpitude such conviction is finally overturned on appeal, the Executive shall be entitled to the compensation provided in Sections 4(a) and 4(c). In lieu of the interest provided in clause (iv) of the first sentence of Section 4(a) and the interest provided in the second sentence of Section 4(c), however, the compensation provided in Sections 4(a) and 4(c) shall be increased by a ten percent rate of interest, compounded annually, calculated from the date such compensation would have been paid if the Executive's employment had been terminated without Cause.

         (e) For purposes of this Agreement, "Good Reason" shall mean, after any Change in Control and without the Executive's express written consent, any of the following:

                  (i) a significant diminution in the Executive's duties and responsibilities, or the assignment to the Executive by the Company of duties inconsistent with the Executive's position, duties, responsibilities or status with the Company immediately prior to a Change in Control of the Company, or a change in the Executive's titles or offices as in effect immediately prior to a Change in Control of the Company, or any removal of the Executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of his employment for Disability, Retirement or Cause or as a result of the Executive's death or by the Executive other than for Good Reason;

                  (ii) a reduction by the Company in the Executive's annual rate of base salary as in effect on the date hereof or as the same may be increased from time to time during the term of this Agreement or the Company's failure to increase (within 12 months of the Executive's last increase in his annual rate of base salary) the Executive's annual rate of base salary after a Change in Control of the Company in an amount which at least equals, on a percentage basis, the greater of (A) the average percentage increase in the annual rate of base salary for all officers of the Company effected in the preceding 12 months; or (B) the Consumer Price Index as published by the United States Government (or, in the event such index is discontinued, any similar index published by the United States Government as designated in good faith by the Executive); provided, however, that nothing contained in this clause (ii) shall be construed under any circumstances as permitting the Company to decrease the Executive's annual rate of base salary;

                  (iii) (A) any failure by the Company to continue in effect any benefit plan or arrangement (including, without limitation, the life insurance, medical, dental, accident and disability plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing the Executive with benefits that are no less favorable (hereinafter referred to as "Benefit Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Benefit Plan or deprive the Executive of any material fringe benefit or perquisite of office enjoyed by the Executive at the time of a Change in Control of the Company, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Benefit Plan being altered, reduced, affected or ended;

                  (iv) (A) any failure by the Company to continue in effect any incentive plan or arrangement (including, without limitation, the Company's bonus arrangements, the Transaction Systems Architects, Inc. Deferred Compensation Plan, the Transaction Systems Architects, Inc. 401(k) Plan, the sales incentive plans, and the management incentive plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plans or arrangements providing him with substantially similar benefits, (hereinafter referred to as "Incentive Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in any such Incentive Plan or reduce the Executive's benefits under any such Incentive Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Incentive Plan being altered, reduced, affected or ended, or (C) any failure by the Company with respect to any fiscal year to make an award to the Executive pursuant to each such Incentive Plan or such substituted comparable plan or program equal to or greater than the greater of (1) the award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan or program with respect to the immediately preceding fiscal year or (2) the average annual award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan with respect to the prior three fiscal years (or such lesser number of prior fiscal years that the Executive was employed by the Company or that the Incentive Plan (together with any substituted comparable plan) was maintained);

                  (v) (A) any failure by the Company to continue in effect any plan or arrangement to receive securities of the Company (including, without limitation, the

         Transaction Systems Architects, Inc. 1999 Employee Stock Purchase Plan and the Transaction Systems Architects Inc. 1999 Stock Option Plan) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing him with substantially similar benefits, (hereinafter referred to as "Securities Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Securities Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Securities Plan being altered, reduced, affected or ended, or (C) any failure by the Company in any fiscal year to grant stock options, stock appreciation rights or securities awards to the Executive pursuant to such Securities Plans with respect to an aggregate number of securities of the Company of each kind that is equal to or greater than the greater of (1) the aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights or securities awards granted to the Executive pursuant to such Securities Plans in the immediately preceding fiscal year or (2) the average annual aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights, or securities awards granted to the Executive pursuant to such Securities Plans in the prior three fiscal years; and provided further the material terms and conditions of such stock options, stock appreciation rights, and securities awards granted to the Executive after the Change in Control (including, but not limited to, the exercise price, vesting schedule, period and methods of exercise, expiration date, forfeiture provisions and other restrictions) are substantially similar to the material terms and conditions of the stock options, stock appreciation rights, and securities awards granted to the Executive under the Securities Plans immediately prior to the Change in Control of the Company;

                  (vi) the Executive's relocation more than 50 miles from the location at which the Executive performed the Executive's duties prior to a Change in Control of the Company, except for required travel by the Executive on the Company's business to an extent substantially consistent with the Executive's business travel obligations at the time of a Change in Control of the Company;

                  (vii) any failure by the Company to provide the Executive with the number of annual paid vacation days to which the Executive is entitled for the year in which a Change in Control of the Company occurs;

                  (viii) any material breach by the Company of any provision of this Agreement;

                  (ix) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company prior to such succession or assignment;

                  (x) any failure by the Company or its successor to enter into an agreement with the Executive that is substantially similar to this Agreement with respect to a Change in Control of the Company or its successor occurring thereafter; or

                  (xi) any purported termination of the Executive's employment by the Company pursuant to Section 3(b), 3(c) or 3(d) above which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 3(f) below (and, if applicable, Section 3(d) above), and for purposes of this Agreement, no such purported termination shall be effective.

For purposes of this subsection (e), an isolated, immaterial, and inadvertent action not taken in bad faith by the Company in violation of clause (ii), (iii),
(iv), (v) or (vii) of this subsection that is remedied by the Company promptly after receipt of notice thereof given by the Executive shall not be considered Good Reason for the Executive's termination of employment with the Company. In the event the Executive terminates his employment for Good Reason hereunder, then notwithstanding that the Executive may also retire for purposes of the Benefit Plans, Incentive Plans or Securities Plans, the Executive shall be deemed to have terminated his employment for Good Reason for purposes of this Agreement.

         (f) Any termination of the Executive by the Company pursuant to Section 3(b), 3(c) or 3(d) above, or by the Executive pursuant to Section 3(e) above, shall be communicated by a Notice of Termination to the other party hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate those specific termination provisions in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. For purposes of this Agreement, no such purported termination by the Company shall be effective without such Notice of Termination.

         (g) "Date of Termination" shall mean (i) if the Executive's employment is terminated by the Company for Disability, 30 days after Notice of Termination is given to the Executive (provided that the Executive shall not have returned to the performance of the Executive's duties on a full-time basis during such 30-day period), (ii) if the Executive's employment is terminated by the Executive for Good Reason, the date specified in the Notice of Termination, and
(iii) if the Executive's employment is terminated by the Company for any other reason, the date on which a Notice of Termination is given; provided, however, that if within 30 days after any Notice of Termination is given to the Executive by the Company, the Executive notifies the Company that a dispute exists concerning the termination, the Date of Termination shall be the date the dispute is finally determined, whether by mutual written agreement of the parties or upon final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

4.       SEVERANCE COMPENSATION UPON TERMINATION OF EMPLOYMENT.

         (a) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Company shall pay to the Executive in a lump sum cash payment within five days after the Date of Termination the following:

                  (i) the Severance Amount as defined in Section 4(b) below;
         plus

                  (ii) his earned but unpaid base salary through his Date of Termination; plus

                  (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                  (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points, compounded annually.

         (b) "Severance Amount" shall mean an amount equal to one times the Base Amount (as defined below) determined with respect to the Base Period (as defined below); provided, however, in no event shall the Severance Amount be less than two times the Executive's annual rate of base salary at the higher of the annual rate in effect (i) immediately prior to the Date of Termination or (ii) on the date six months prior to the Date of Termination. For purposes of this subsection (b):

                  (i) "Base Amount" means the Executive's average fiscal-year Compensation (as defined below) for fiscal years of the Company in the Base Period. Such average shall be computed by dividing the total of the Executive's Compensation for the Base Period by the number of fiscal years in the Base Period. If the Executive's Base Period includes a portion of a fiscal year during which he was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below), the Executive's Compensation for such fiscal year shall be annualized before determining the average fiscal-year Compensation for the Base Period. In annualizing Compensation, the frequency with which payments are expected to be made over a fiscal year shall be taken into account; thus, any amount of Compensation that represents a payment that will not be made more often than once per fiscal year is not annualized. Set forth on Appendix A, which is attached hereto and made a part hereof, are three examples illustrating the calculation of the Base Amount.

                  (ii) "Base Period" means the most recent two consecutive fiscal years of the Company ending prior to the Date of Termination. However, if the Executive was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below) at any time during one of such two fiscal years, the Executive's Base Period is the one fiscal year of such two-fiscal-year period during which the Executive performed personal services for the Company or a predecessor entity or a related entity.

                  (iii) "Compensation" means the compensation which was payable by the Company, by a predecessor entity, or by a related entity and which was includible in the gross income of the Executive (or either was excludible from such gross income as

         "foreign earned income" within the meaning of Section 911 of the Internal Revenue Code of 1986, as amended (the "Code"), or would have been includible in such gross income if the Executive had been a United States citizen or resident), but excluding the following: (A) amounts realized from the exercise of a non-qualified stock option; and (B) amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option described in Code Section 422(b) or under an employee stock purchase plan described in Code
         Section 423(b). Notwithstanding the preceding sentence, Compensation shall be determined without regard to any compensation deferral election under any plan, program or arrangement, qualified or nonqualified, maintained or contributed to by the Company, a predecessor entity or a related entity, including but not limited to a cash-or-deferred arrangement described in Code Section 401(k), a cafeteria plan described in Code Section 125 or a nonqualified deferred compensation plan. A "predecessor entity" is any entity which, as a result of a merger, consolidation, purchase or acquisition of property or stock, corporate separation, or other similar business transaction transfers some or all of its employees to the Company or to a related entity or to a predecessor entity of the Company. The term "related entity" includes any entity treated as a single employer with the Company in accordance with subsections (b), (c), (m) and (o) of Code
         Section 414.

         (c) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Executive will be entitled to continued participation in all employee benefit plans or programs available to Company employees generally in which the Executive was participating on the Date of Termination, such continued participation to be at Company cost and otherwise on the same basis as Company employees generally, until the earlier of (i) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis) or (ii) two years from the Date of Termination; provided (A) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this sentence, he shall be paid, in a lump sum cash payment, within 30 days following the date it is determined he is unable to participate in any employee benefit plan or program, the after-tax economic equivalent of the benefits provided under the plan or program in which he is unable to participate for the period specified in this sentence, and (B) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit for himself (including family or dependent coverage, if applicable) on an individual basis. The Executive shall be eligible for group health plan continuation coverage under and in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, when he ceases to be eligible for continued participation in the Company's group health plan under this subsection (e).

5.       NO OBLIGATION TO MITIGATE DAMAGES; NO EFFECT ON OTHER CONTRACTUAL
         RIGHTS.

         (a) The Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer after the Date of Termination or otherwise.

         (b) The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any Benefit Plan, Incentive Plan or Securities Plan, employment agreement or other contract, plan or agreement with or of the Company.

6.       INCENTIVE AWARDS.

         In the event of a Change in Control of the Company, then notwithstanding the terms and conditions of any Incentive Plan, the Company agrees (i) to immediately and fully vest all unvested awards, units, and benefits (other than options to acquire securities of the Company or awards of securities of the Company) which have been awarded or allocated to the Executive under the Incentive Plans; and (ii) upon the exercise of such awards or units or the distribution of such benefits, to pay all amounts due under the Incentive Plans solely in cash.

7.       CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

         (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section
7) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

         (b) All determinations required to be made under this Section 7, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Accounting Firm which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. The determination of tax liability made by the Accounting Firm shall be subject to review by the Executive's tax advisor, and, if the Executive's tax advisor does not agree with the determination reached by the Accounting Firm, then the Accounting Firm and the Executive's tax advisor shall jointly designate a nationally recognized public accounting firm which shall make the determination. All fees and expenses of the accountants and tax advisors retained by both the Executive and the Company shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 7, shall be paid by the Company to the Executive within five days after the receipt of the determination. Any determination by such jointly designated public accounting firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination hereunder, it is possible that Gross-Up Payments will not have been made by the Company that should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Executive hereafter is required to make a payment of any Excise Tax, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive. Upon notice by the Executive of any audit or other proceeding that may result in a liability to the Company hereunder, the Executive shall promptly notify the Company of such audit or other proceeding; and the Company may, at its option, but solely with respect to the item or items that relate to such potential liability, choose to assume the defense of such audit or other proceeding at its own cost, provided that (i) the Executive shall cooperate with the Company in such defense and (ii) the Company will not settle such audit or other proceeding without the consent of the Executive (such consent not to be unreasonably withheld). The highest effective marginal tax rate (determined by taking into account any reduction in itemized deductions and/or exemptions attributable to the inclusion of the additional amounts payable under this Section 7 in the Executive's adjusted gross or taxable income) based upon the state and locality where the Executive is resident at the time of payment of such amounts will be used for purposes of determining the federal and state income and other taxes with respect thereto.

8.       INDEMNIFICATION.

         (a) The Company agrees to indemnify the Executive to the fullest extent permitted by law if the Executive is a party or threatened to be made a party to any Proceeding (as defined below).

         (b) If requested by the Executive, the Company shall advance (within two business days of such request) any and all Expenses, as defined below, relating to a Proceeding to the Executive (an "Expense Advance"), upon the receipt of a written undertaking by or on behalf of the Executive to repay such Expense Advance if a judgment or other final adjudication adverse to the Executive (as to which all rights of appeal therefrom have been exhausted or lapsed) establishes that the Executive is not entitled to indemnification by the Company. Expenses shall include attorney's fees and all other costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Proceeding.

         (c) The Company agrees to obtain a directors' and officers' liability insurance policy covering the Executive and to continue and maintain such policy. The amount of coverage shall be reasonable in relation to the Executive's position and responsibilities during his employment by the Company.

         (d) This Section 8 is a supplement to and in furtherance of the Certificate of Incorporation and Bylaws of the Company and shall not be deemed a substitute therefor, or diminish or abrogate any rights of the Executive thereunder.

         (e) For purposes of Section 8(a), the meaning of the phrase "to the fullest extent permitted by law" shall include but not be limited to:

                  (i) to the fullest extent permitted by the provision of the Delaware General Corporation Law ("DGCL") that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL, and

                  (ii) to the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

         (f) For purposes of Sections 8(a) and 8(b), "Proceeding" shall mean any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Executive was, is or will be involved as a party or otherwise by reason of the fact that the Executive is or was a director or officer of the Company, by reason of any action taken by him or of any action on his part while acting as director or officer of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement.

9.       SUCCESSORS.

         (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment shall be a material breach of this Agreement and shall entitle the Executive to terminate the Executive's employment for Good Reason and receive the compensation provided for in Section 4 hereof. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 9 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

         (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee or other designee or, if there be no such designee, to the Executive's estate.

10.      NOTICE.

         For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

         If to the Company:

         Transaction Systems Architects, Inc.
         224 South 108 Avenue
         Omaha, NE 68154
         Attn:    President

         If to the Executive:

         --------------------------------------------
         --------------------------------------------
         --------------------------------------------

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

11.      MISCELLANEOUS.

        No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska, without giving effect to any principles of conflicts of law.

12.      CONFLICT IN BENEFITS.

        Except as otherwise provided in the preceding sentences, this Agreement is not intended to and shall not limit or terminate any other agreement or arrangement between the Executive and the Company presently in effect or hereafter entered into.

13.      VALIDITY.

        The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

14.      SURVIVORSHIP.

        The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations and to the extent that any performance is required following termination of this Agreement. Without limiting the foregoing, Sections 7, 8 and 15 shall expressly survive the termination of this Agreement.

15.      LEGAL FEES AND EXPENSES.

        If a claim or dispute arises concerning the rights of the Executive under this Agreement, regardless of the party by whom such claim or dispute is initiated, the Company shall, upon presentation of appropriate vouchers, pay all legal expenses, including reasonable attorneys' fees, court costs, and ordinary and necessary out-of-pocket costs of attorneys, billed to and payable by the Executive or by anyone claiming under or through the Executive, in connection with the bringing, prosecuting, arbitrating, defending, litigating, negotiating, or settling such claim or dispute. In no event shall the Executive be required to reimburse the Company for any of the costs or expenses incurred by the Company relating to arbitration or litigation. Pending the outcome or resolution of any claim or dispute, the Company shall continue payment of all amounts due the Executive without regard to any dispute.

16.      EFFECTIVE DATE.

        This Agreement shall become effective upon execution.

17.      COUNTERPARTS.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

18.      NO GUARANTEE OF EMPLOYMENT.

        Neither this Agreement nor any action taken hereunder shall be construed as giving the Executive the right to be retained in employment with the Company, nor shall it interfere with either the Company's right to terminate the employment of the Executive at any time or the Executive's right to terminate his employment at any time.

19.      NO ASSIGNMENT BY EXECUTIVE.

        Except as otherwise provided in Section 9(b), the Executive's rights and interest under this Agreement shall not be assignable (in law or in equity) or subject to any manner of alienation, sale, transfer, claims of creditors, pledge, attachment, garnishment, levy, execution or encumbrances of any kind.

20.      WAIVER.

        The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. Any waiver of any provision of this Agreement shall not be deemed to be a waiver of any other provision, and any waiver of default in any provision of this Agreement shall not be deemed to be a waiver of any later default thereof or of any other provision.

21.      WITHHOLDING.

        All amounts paid pursuant to this Agreement shall be subject to withholding for taxes (federal, state, local or otherwise) to the extent required by applicable law.

22.      HEADINGS.

        The headings of this Agreement have been inserted for convenience of reference only and are to be ignored in the construction of the provisions hereof.

23.      NUMBER AND GENDER.

        The use of the singular shall be interpreted to include the plural and the plural the singular, as the context requires. The use of the masculine, feminine or neuter shall be interpreted to include the masculine, feminine or neuter as the context shall require.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                            TRANSACTION SYSTEMS ARCHITECTS, INC.

Date:                                       By:
      --------------------------                --------------------------------
                                            EXECUTIVE:

Date:
      --------------------------            ------------------------------------

                                   APPENDIX A

         EXAMPLE 1 - Executive was employed by the Company for 1-1/3 fiscal years preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period and $120,000 for the full fiscal year. The Executive's Base Amount is $105,000.

                             Year 1:  3  x  $30,000  =  $90,000
                             Year 2:  $120,000
                             [90,000 + 120,000] / 2 = $105,000

                             $105,000 is the average fiscal-year Compensation for the Base Period.

         EXAMPLE 2 - Assume the same facts as in Example 1, except that the Executive also received a $70,000 sign-on bonus when his employment with the Company commenced at the beginning of the 4-month period.

         The Executive's Base Amount is $140,000

                             Year 1: [3 x $30,000] + $70,000 = $160,000
                             Year 2: $120,000
                             [160,000 + 120,000] / 2 = $140,000

         Since the sign-on bonus will not be paid more often than once per fiscal year, the amount of the bonus is not increased in annualizing the Executive's Compensation for the 4-month period.

         EXAMPLE 3 - Executive was employed by the Company for the last 4 months of the fiscal year preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period. The Executive's Base Amount is $90,000.

                             Year 1:  3 x $30,000 = $90,000
                             $90,000 / 1 = $90,000

                             $90,000 is the average fiscal-year Compensation for the Base Period.

                        SEVERANCE COMPENSATION AGREEMENT


         SEVERANCE COMPENSATION AGREEMENT dated as of July 31, 1999 between Transaction Systems Architects, Inc., a Delaware corporation (the "Company"), and Dennis Jorgensen (the "Executive").

         WHEREAS, the Company's Board of Directors has determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control of the Company;

         NOW, THEREFORE, this Agreement sets forth the severance compensation which the Company agrees it will pay to the Executive if the Executive's employment with the Company terminates under certain circumstances described herein following a Change in Control (as defined herein) and the other benefits the Company will provide the Executive following a Change in Control.

1.       TERM.

         This Agreement shall terminate, except to the extent that any obligation of the Company hereunder remains unpaid as of such time, upon the earlier of (i) the termination of Executive's employment for any reason prior to a Change in Control; and (ii) three years after the date of a Change in Control.

2.       CHANGE IN CONTROL.

         For purposes of this Agreement, Change in Control shall mean:

         (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (C) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in subclauses (i), (ii) and (iii) of clause (c) of this
Section 2 are satisfied; or

         (b) if individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) approval by the stockholders of the Company of a reorganization, merger or consolidation, unless following such reorganization, merger or consolidation (i) more than 60% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the resulting corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the resulting corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

         (d) (i) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (ii) the first to occur of (A) the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (B) the approval by the stockholders of the Company of any such sale or disposition, other than, in each case, any such sale or disposition to a corporation, with respect to which immediately thereafter, (1) more than 60% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the transferee corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the transferee corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such transferee corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of such transferee corporation and the combined voting power of the then-outstanding voting securities of such transferee corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such transferee corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board providing for such sale or other disposition of assets of the Company.

3.       TERMINATION FOLLOWING A CHANGE IN CONTROL.

         (a) The Executive shall be entitled to the compensation provided in
Section 4 of this Agreement if all of the following conditions are satisfied:

                 (i) there is a Change in Control of the Company while the Executive is still an employee of the Company;

                 (ii) the Executive's employment with the Company is terminated within two years after the Change in Control; and

                 (iii) the Executive's termination of employment is not a result of (A) the Executive's death; (B) the Executive's Disability (as defined in Section 3(b) below; (C) the Executive's Retirement (as defined in Section 3(c) below); (D) the Executive's termination by the Company for Cause (as defined in Section 3(d) below); or (E) the Executive's decision to terminate employment other than for Good Reason (as defined in Section 3(e) below).

         (b) If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been unable, with or without a reasonable accommodation, to perform his duties with the Company on a full-time basis for six months and within 30 days after a Notice of

Termination (as defined in Section 3(f) below) is thereafter given by the Company, the Executive shall not have returned to the full-time performance of the Executive's duties, the Company may terminate the Executive's employment for "Disability". If there is a Change in Control of the Company while the Executive is still an employee and if the Executive's employment with the Company is terminated for Disability within two years after the Change in Control, the Executive shall be entitled to receive in a lump sum cash payment within five days after his Date of Termination (as defined in Section 3(g) below) the following:

                 (i) one times the Base Amount (as defined in Section 4(b)(i)) determined with respect to the Base Period (as defined in Section 4(b)(ii)); plus

                 (ii) his earned but unpaid base salary through his Date of Termination; plus

                 (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                 (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points.

         (c) For purposes of this Agreement only, "Retirement" shall mean termination by the Company or the Executive of the Executive's employment based on the Executive's having reached age 65 or such other age as shall have been fixed in any arrangement established pursuant to this Agreement with the Executive's consent with respect to the Executive.

         (d) For purposes of this Agreement only, "Cause" shall mean: (i) the Executive's conviction of a felony involving moral turpitude; or (ii) the Executive's serious, willful gross misconduct or willful gross neglect of duties (other than any such neglect resulting from the Executive's incapacity due to physical or mental illness or any such neglect after the issuance of a Notice of Termination by the Executive for Good Reason, as such terms are defined in subsections (e) and (f) below), which, in either case, has resulted, or in all probability is likely to result, in material economic damage to the Company; provided no act or failure to act by the Executive will constitute "Cause" under clause (ii) if the Executive believed in good faith that such act or failure to act was in the best interest of the Company.

         For purposes of this Agreement only, any termination of the Executive's employment by the Company for Cause shall be authorized by a vote of at least a majority of the non-employee members of the Board of Directors of the Company (the "Board") within 12 months of a majority of such non-employee members of the Board having actual knowledge of the event or circumstances providing a basis for such termination. In the case of clause (ii) of the second sentence of this subsection (d), the Executive shall be given notice by the Board specifying in detail the particular act or failure to act on which the Board is relying in proposing to terminate him for Cause and offering the Executive an opportunity, on a date at least 14 days after receipt of such notice, to have a hearing, with counsel, before a majority of the non-employee members of the Board, including each of the members of the Board who authorized the termination for Cause. The Executive shall not be terminated for Cause if, within 30 days after the date of the Executive's hearing before the Board (or if the Executive waives a hearing, within 30 days after receiving notice of the proposed termination), he has corrected the particular act or failure to act specified in the notice and by so correcting such act or failure to act he has reduced the economic damage his act or failure to act has allegedly caused the Company to a level which is no longer material or has eliminated the probability that such act or failure to act is likely to result in material economic damage to the Company. No termination for Cause shall take effect until the expiration of the correction period described in the preceding sentence and the determination by a majority of the non-employee members of the Board that the Executive has failed to correct the act or failure to act in accordance with the terms of the preceding sentence.

         Anything herein to the contrary notwithstanding, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony involving moral turpitude such conviction is finally overturned on appeal, the Executive shall be entitled to the compensation provided in Sections 4(a) and 4(c). In lieu of the interest provided in clause (iv) of the first sentence of Section 4(a) and the interest provided in the second sentence of Section 4(c), however, the compensation provided in Sections 4(a) and 4(c) shall be increased by a ten percent rate of interest, compounded annually, calculated from the date such compensation would have been paid if the Executive's employment had been terminated without Cause.

         (e) For purposes of this Agreement, "Good Reason" shall mean, after any Change in Control and without the Executive's express written consent, any of the following:

                  (i) a significant diminution in the Executive's duties and responsibilities, or the assignment to the Executive by the Company of duties inconsistent with the Executive's position, duties, responsibilities or status with the Company immediately prior to a Change in Control of the Company, or a change in the Executive's titles or offices as in effect immediately prior to a Change in Control of the Company, or any removal of the Executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of his employment for Disability, Retirement or Cause or as a result of the Executive's death or by the Executive other than for Good Reason;

                  (ii) a reduction by the Company in the Executive's annual rate of base salary as in effect on the date hereof or as the same may be increased from time to time during the term of this Agreement or the Company's failure to increase (within 12 months of the Executive's last increase in his annual rate of base salary) the Executive's annual rate of base salary after a Change in Control of the Company in an amount which at least equals, on a percentage basis, the greater of (A) the average percentage increase in the annual rate of base salary for all officers of the Company effected in the preceding 12 months; or (B) the Consumer Price Index as published by the United States Government (or, in the event such index is discontinued, any similar index published by the United States Government as designated in good faith by the Executive); provided, however, that nothing contained in this clause (ii) shall be construed under any circumstances as permitting the Company to decrease the Executive's annual rate of base salary;

                  (iii) (A) any failure by the Company to continue in effect any benefit plan or arrangement (including, without limitation, the life insurance, medical, dental, accident and disability plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing the Executive with benefits that are no less favorable (hereinafter referred to as "Benefit Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Benefit Plan or deprive the Executive of any material fringe benefit or perquisite of office enjoyed by the Executive at the time of a Change in Control of the Company, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Benefit Plan being altered, reduced, affected or ended;

                  (iv) (A) any failure by the Company to continue in effect any incentive plan or arrangement (including, without limitation, the Company's bonus arrangements, the Transaction Systems Architects, Inc. Deferred Compensation Plan, the Transaction Systems Architects, Inc. 401(k) Plan, the sales incentive plans, and the management incentive plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plans or arrangements providing him with substantially similar benefits, (hereinafter referred to as "Incentive Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in any such Incentive Plan or reduce the Executive's benefits under any such Incentive Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Incentive Plan being altered, reduced, affected or ended, or (C) any failure by the Company with respect to any fiscal year to make an award to the Executive pursuant to each such Incentive Plan or such substituted comparable plan or program equal to or greater than the greater of (1) the award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan or program with respect to the immediately preceding fiscal year or (2) the average annual award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan with respect to the prior three fiscal years (or such lesser number of prior fiscal years that the Executive was employed by the Company or that the Incentive Plan (together with any substituted comparable plan) was maintained);

                  (v) (A) any failure by the Company to continue in effect any plan or arrangement to receive securities of the Company (including, without limitation, the

         Transaction Systems Architects, Inc. 1999 Employee Stock Purchase Plan and the Transaction Systems Architects Inc. 1999 Stock Option Plan) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing him with substantially similar benefits, (hereinafter referred to as "Securities Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Securities Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Securities Plan being altered, reduced, affected or ended, or (C) any failure by the Company in any fiscal year to grant stock options, stock appreciation rights or securities awards to the Executive pursuant to such Securities Plans with respect to an aggregate number of securities of the Company of each kind that is equal to or greater than the greater of (1) the aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights or securities awards granted to the Executive pursuant to such Securities Plans in the immediately preceding fiscal year or (2) the average annual aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights, or securities awards granted to the Executive pursuant to such Securities Plans in the prior three fiscal years; and provided further the material terms and conditions of such stock options, stock appreciation rights, and securities awards granted to the Executive after the Change in Control (including, but not limited to, the exercise price, vesting schedule, period and methods of exercise, expiration date, forfeiture provisions and other restrictions) are substantially similar to the material terms and conditions of the stock options, stock appreciation rights, and securities awards granted to the Executive under the Securities Plans immediately prior to the Change in Control of the Company;

                  (vi) the Executive's relocation more than 50 miles from the location at which the Executive performed the Executive's duties prior to a Change in Control of the Company, except for required travel by the Executive on the Company's business to an extent substantially consistent with the Executive's business travel obligations at the time of a Change in Control of the Company;

                  (vii) any failure by the Company to provide the Executive with the number of annual paid vacation days to which the Executive is entitled for the year in which a Change in Control of the Company occurs;

                  (viii) any material breach by the Company of any provision of this Agreement;

                  (ix) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company prior to such succession or assignment;

                  (x) any failure by the Company or its successor to enter into an agreement with the Executive that is substantially similar to this Agreement with respect to a Change in Control of the Company or its successor occurring thereafter; or

                  (xi) any purported termination of the Executive's employment by the Company pursuant to Section 3(b), 3(c) or 3(d) above which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 3(f) below (and, if applicable, Section 3(d) above), and for purposes of this Agreement, no such purported termination shall be effective.

For purposes of this subsection (e), an isolated, immaterial, and inadvertent action not taken in bad faith by the Company in violation of clause (ii), (iii),
(iv), (v) or (vii) of this subsection that is remedied by the Company promptly after receipt of notice thereof given by the Executive shall not be considered Good Reason for the Executive's termination of employment with the Company. In the event the Executive terminates his employment for Good Reason hereunder, then notwithstanding that the Executive may also retire for purposes of the Benefit Plans, Incentive Plans or Securities Plans, the Executive shall be deemed to have terminated his employment for Good Reason for purposes of this Agreement.

         (f) Any termination of the Executive by the Company pursuant to Section 3(b), 3(c) or 3(d) above, or by the Executive pursuant to Section 3(e) above, shall be communicated by a Notice of Termination to the other party hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate those specific termination provisions in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. For purposes of this Agreement, no such purported termination by the Company shall be effective without such Notice of Termination.

         (g) "Date of Termination" shall mean (i) if the Executive's employment is terminated by the Company for Disability, 30 days after Notice of Termination is given to the Executive (provided that the Executive shall not have returned to the performance of the Executive's duties on a full-time basis during such 30-day period), (ii) if the Executive's employment is terminated by the Executive for Good Reason, the date specified in the Notice of Termination, and
(iii) if the Executive's employment is terminated by the Company for any other reason, the date on which a Notice of Termination is given; provided, however, that if within 30 days after any Notice of Termination is given to the Executive by the Company, the Executive notifies the Company that a dispute exists concerning the termination, the Date of Termination shall be the date the dispute is finally determined, whether by mutual written agreement of the parties or upon final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

4.       SEVERANCE COMPENSATION UPON TERMINATION OF EMPLOYMENT.

         (a) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Company shall pay to the Executive in a lump sum cash payment within five days after the Date of Termination the following:

                  (i) the Severance Amount as defined in Section 4(b) below;
         plus

                  (ii) his earned but unpaid base salary through his Date of Termination; plus

                  (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                  (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points, compounded annually.

         (b) "Severance Amount" shall mean an amount equal to one times the Base Amount (as defined below) determined with respect to the Base Period (as defined below); provided, however, in no event shall the Severance Amount be less than two times the Executive's annual rate of base salary at the higher of the annual rate in effect (i) immediately prior to the Date of Termination or (ii) on the date six months prior to the Date of Termination. For purposes of this subsection (b):

                  (i) "Base Amount" means the Executive's average fiscal-year Compensation (as defined below) for fiscal years of the Company in the Base Period. Such average shall be computed by dividing the total of the Executive's Compensation for the Base Period by the number of fiscal years in the Base Period. If the Executive's Base Period includes a portion of a fiscal year during which he was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below), the Executive's Compensation for such fiscal year shall be annualized before determining the average fiscal-year Compensation for the Base Period. In annualizing Compensation, the frequency with which payments are expected to be made over a fiscal year shall be taken into account; thus, any amount of Compensation that represents a payment that will not be made more often than once per fiscal year is not annualized. Set forth on Appendix A, which is attached hereto and made a part hereof, are three examples illustrating the calculation of the Base Amount.

                  (ii) "Base Period" means the most recent two consecutive fiscal years of the Company ending prior to the Date of Termination. However, if the Executive was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below) at any time during one of such two fiscal years, the Executive's Base Period is the one fiscal year of such two-fiscal-year period during which the Executive performed personal services for the Company or a predecessor entity or a related entity.

                  (iii) "Compensation" means the compensation which was payable by the Company, by a predecessor entity, or by a related entity and which was includible in the gross income of the Executive (or either was excludible from such gross income as

         "foreign earned income" within the meaning of Section 911 of the Internal Revenue Code of 1986, as amended (the "Code"), or would have been includible in such gross income if the Executive had been a United States citizen or resident), but excluding the following: (A) amounts realized from the exercise of a non-qualified stock option; and (B) amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option described in Code
         Section 422(b) or under an employee stock purchase plan described in Code Section 423(b). Notwithstanding the preceding sentence, Compensation shall be determined without regard to any compensation deferral election under any plan, program or arrangement, qualified or nonqualified, maintained or contributed to by the Company, a predecessor entity or a related entity, including but not limited to a cash-or-deferred arrangement described in Code Section 401(k), a cafeteria plan described in Code Section 125 or a nonqualified deferred compensation plan. A "predecessor entity" is any entity which, as a result of a merger, consolidation, purchase or acquisition of property or stock, corporate separation, or other similar business transaction transfers some or all of its employees to the Company or to a related entity or to a predecessor entity of the Company. The term "related entity" includes any entity treated as a single employer with the Company in accordance with subsections (b), (c), (m) and (o) of Code Section 414.

         (c) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Executive will be entitled to continued participation in all employee benefit plans or programs available to Company employees generally in which the Executive was participating on the Date of Termination, such continued participation to be at Company cost and otherwise on the same basis as Company employees generally, until the earlier of (i) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis) or (ii) two years from the Date of Termination; provided (A) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this sentence, he shall be paid, in a lump sum cash payment, within 30 days following the date it is determined he is unable to participate in any employee benefit plan or program, the after-tax economic equivalent of the benefits provided under the plan or program in which he is unable to participate for the period specified in this sentence, and (B) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit for himself (including family or dependent coverage, if applicable) on an individual basis. The Executive shall be eligible for group health plan continuation coverage under and in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, when he ceases to be eligible for continued participation in the Company's group health plan under this subsection (e).

5.       NO OBLIGATION TO MITIGATE DAMAGES; NO EFFECT ON OTHER CONTRACTUAL
         RIGHTS.

         (a) The Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer after the Date of Termination or otherwise.

         (b) The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any Benefit Plan, Incentive Plan or Securities Plan, employment agreement or other contract, plan or agreement with or of the Company.

6.       INCENTIVE AWARDS.

         In the event of a Change in Control of the Company, then notwithstanding the terms and conditions of any Incentive Plan, the Company agrees (i) to immediately and fully vest all unvested awards, units, and benefits (other than options to acquire securities of the Company or awards of securities of the Company) which have been awarded or allocated to the Executive under the Incentive Plans; and (ii) upon the exercise of such awards or units or the distribution of such benefits, to pay all amounts due under the Incentive Plans solely in cash.

7.       CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

         (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section
7) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

         (b) All determinations required to be made under this Section 7, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Accounting Firm which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. The determination of tax liability made by the Accounting Firm shall be subject to review by the Executive's tax advisor, and, if the Executive's tax advisor does not agree with the determination reached by the Accounting Firm, then the Accounting Firm and the Executive's tax advisor shall jointly designate a nationally recognized public accounting firm which shall make the determination. All fees and expenses of the accountants and tax advisors retained by both the Executive and the Company shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 7, shall be paid by the Company to the Executive within five days after the receipt of the determination. Any determination by such jointly designated public accounting firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination hereunder, it is possible that Gross-Up Payments will not have been made by the Company that should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Executive hereafter is required to make a payment of any Excise Tax, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive. Upon notice by the Executive of any audit or other proceeding that may result in a liability to the Company hereunder, the Executive shall promptly notify the Company of such audit or other proceeding; and the Company may, at its option, but solely with respect to the item or items that relate to such potential liability, choose to assume the defense of such audit or other proceeding at its own cost, provided that (i) the Executive shall cooperate with the Company in such defense and (ii) the Company will not settle such audit or other proceeding without the consent of the Executive (such consent not to be unreasonably withheld). The highest effective marginal tax rate (determined by taking into account any reduction in itemized deductions and/or exemptions attributable to the inclusion of the additional amounts payable under this Section 7 in the Executive's adjusted gross or taxable income) based upon the state and locality where the Executive is resident at the time of payment of such amounts will be used for purposes of determining the federal and state income and other taxes with respect thereto.

8.       INDEMNIFICATION.

         (a) The Company agrees to indemnify the Executive to the fullest extent permitted by law if the Executive is a party or threatened to be made a party to any Proceeding (as defined below).

         (b) If requested by the Executive, the Company shall advance (within two business days of such request) any and all Expenses, as defined below, relating to a Proceeding to the Executive (an "Expense Advance"), upon the receipt of a written undertaking by or on behalf of the Executive to repay such Expense Advance if a judgment or other final adjudication adverse to the Executive (as to which all rights of appeal therefrom have been exhausted or lapsed) establishes that the Executive is not entitled to indemnification by the Company. Expenses shall include attorney's fees and all other costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Proceeding.

         (c) The Company agrees to obtain a directors' and officers' liability insurance policy covering the Executive and to continue and maintain such policy. The amount of coverage shall be reasonable in relation to the Executive's position and responsibilities during his employment by the Company.

         (d) This Section 8 is a supplement to and in furtherance of the Certificate of Incorporation and Bylaws of the Company and shall not be deemed a substitute therefor, or diminish or abrogate any rights of the Executive thereunder.

         (e) For purposes of Section 8(a), the meaning of the phrase "to the fullest extent permitted by law" shall include but not be limited to:

                  (i) to the fullest extent permitted by the provision of the Delaware General Corporation Law ("DGCL") that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL, and

                  (ii) to the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

         (f) For purposes of Sections 8(a) and 8(b), "Proceeding" shall mean any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Executive was, is or will be involved as a party or otherwise by reason of the fact that the Executive is or was a director or officer of the Company, by reason of any action taken by him or of any action on his part while acting as director or officer of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement.

9.       SUCCESSORS.

         (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment shall be a material breach of this Agreement and shall entitle the Executive to terminate the Executive's employment for Good Reason and receive the compensation provided for in Section 4 hereof. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 9 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

         (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee or other designee or, if there be no such designee, to the Executive's estate.

10.      NOTICE.

         For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

         If to the Company:

         Transaction Systems Architects, Inc.
         224 South 108 Avenue
         Omaha, NE 68154
         Attn:    President

         If to the Executive:

         ----------------------------------------
         ----------------------------------------
         ----------------------------------------


or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

11.      MISCELLANEOUS.

        No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska, without giving effect to any principles of conflicts of law.

12.      CONFLICT IN BENEFITS.

        Except as otherwise provided in the preceding sentences, this Agreement is not intended to and shall not limit or terminate any other agreement or arrangement between the Executive and the Company presently in effect or hereafter entered into.

13.      VALIDITY.

        The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

14.      SURVIVORSHIP.

        The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations and to the extent that any performance is required following termination of this Agreement. Without limiting the foregoing, Sections 7, 8 and 15 shall expressly survive the termination of this Agreement.

15.      LEGAL FEES AND EXPENSES.

        If a claim or dispute arises concerning the rights of the Executive under this Agreement, regardless of the party by whom such claim or dispute is initiated, the Company shall, upon presentation of appropriate vouchers, pay all legal expenses, including reasonable attorneys' fees, court costs, and ordinary and necessary out-of-pocket costs of attorneys, billed to and payable by the Executive or by anyone claiming under or through the Executive, in connection with the bringing, prosecuting, arbitrating, defending, litigating, negotiating, or settling such claim or dispute. In no event shall the Executive be required to reimburse the Company for any of the costs or expenses incurred by the Company relating to arbitration or litigation. Pending the outcome or resolution of any claim or dispute, the Company shall continue payment of all amounts due the Executive without regard to any dispute.

16.      EFFECTIVE DATE.

        This Agreement shall become effective upon execution.

17.      COUNTERPARTS.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

18.      NO GUARANTEE OF EMPLOYMENT.

        Neither this Agreement nor any action taken hereunder shall be construed as giving the Executive the right to be retained in employment with the Company, nor shall it interfere with either the Company's right to terminate the employment of the Executive at any time or the Executive's right to terminate his employment at any time.

19.      NO ASSIGNMENT BY EXECUTIVE.

        Except as otherwise provided in Section 9(b), the Executive's rights and interest under this Agreement shall not be assignable (in law or in equity) or subject to any manner of alienation, sale, transfer, claims of creditors, pledge, attachment, garnishment, levy, execution or encumbrances of any kind.

20.      WAIVER.

        The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. Any waiver of any provision of this Agreement shall not be deemed to be a waiver of any other provision, and any waiver of default in any provision of this Agreement shall not be deemed to be a waiver of any later default thereof or of any other provision.

21.      WITHHOLDING.

        All amounts paid pursuant to this Agreement shall be subject to withholding for taxes (federal, state, local or otherwise) to the extent required by applicable law.

22.      HEADINGS.

        The headings of this Agreement have been inserted for convenience of reference only and are to be ignored in the construction of the provisions hereof.

23.      NUMBER AND GENDER.

        The use of the singular shall be interpreted to include the plural and the plural the singular, as the context requires. The use of the masculine, feminine or neuter shall be interpreted to include the masculine, feminine or neuter as the context shall require.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                            TRANSACTION SYSTEMS ARCHITECTS, INC.


Date:                                       By:
     -------------------                       ---------------------------

                                            EXECUTIVE:

Date:
     -------------------                    ------------------------------

                                   APPENDIX A


         EXAMPLE 1 - Executive was employed by the Company for 1-1/3 fiscal years preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period and $120,000 for the full fiscal year. The Executive's Base Amount is $105,000.

                                    Year 1:  3  x  $30,000  =  $90,000
                                    Year 2:  $120,000
                                    [90,000 + 120,000] / 2 = $105,000

                                    $105,000 is the average fiscal-year
                                    Compensation for the Base Period.


         EXAMPLE 2 - Assume the same facts as in Example 1, except that the Executive also received a $70,000 sign-on bonus when his employment with the Company commenced at the beginning of the 4-month period. The Executive's Base Amount is $140,000

                                    Year 1: [3 x $30,000] + $70,000 = $160,000
                                    Year 2: $120,000
                                    [160,000 + 120,000] / 2 = $140,000


         Since the sign-on bonus will not be paid more often than once per fiscal year, the amount of the bonus is not increased in annualizing the Executive's Compensation for the 4-month period.


         EXAMPLE 3 - Executive was employed by the Company for the last 4 months of the fiscal year preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period. The Executive's Base Amount is $90,000.

                                    Year 1:  3 x $30,000 = $90,000
                                    $90,000 / 1 = $90,000

                                    $90,000 is the average fiscal-year
                                    Compensation for the Base Period.

                        SEVERANCE COMPENSATION AGREEMENT


         SEVERANCE COMPENSATION AGREEMENT dated as of July 31, 1999 between Transaction Systems Architects, Inc., a Delaware corporation (the "Company"), and Edward H. Mangold (the "Executive").

         WHEREAS, the Company's Board of Directors has determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control of the Company;

         NOW, THEREFORE, this Agreement sets forth the severance compensation which the Company agrees it will pay to the Executive if the Executive's employment with the Company terminates under certain circumstances described herein following a Change in Control (as defined herein) and the other benefits the Company will provide the Executive following a Change in Control.

1.       TERM.

         This Agreement shall terminate, except to the extent that any obligation of the Company hereunder remains unpaid as of such time, upon the earlier of (i) the termination of Executive's employment for any reason prior to a Change in Control; and (ii) three years after the date of a Change in Control.

2.       CHANGE IN CONTROL.

         For purposes of this Agreement, Change in Control shall mean:

         (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (C) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in subclauses (i), (ii) and (iii) of clause (c) of this
Section 2 are satisfied; or

         (b) if individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) approval by the stockholders of the Company of a reorganization, merger or consolidation, unless following such reorganization, merger or consolidation (i) more than 60% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the resulting corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the resulting corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

         (d) (i) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (ii) the first to occur of (A) the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (B) the approval by the stockholders of the Company of any such sale or disposition, other than, in each case, any such sale or disposition to a corporation, with respect to which immediately thereafter, (1) more than 60% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the transferee corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the transferee corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such transferee corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of such transferee corporation and the combined voting power of the then-outstanding voting securities of such transferee corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such transferee corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board providing for such sale or other disposition of assets of the Company.

3.       TERMINATION FOLLOWING A CHANGE IN CONTROL.

         (a) The Executive shall be entitled to the compensation provided in
Section 4 of this Agreement if all of the following conditions are satisfied:

                  (i) there is a Change in Control of the Company while the Executive is still an employee of the Company;

                 (ii) the Executive's employment with the Company is terminated within two years after the Change in Control; and

                 (iii) the Executive's termination of employment is not a result of (A) the Executive's death; (B) the Executive's Disability (as defined in Section 3(b) below; (C) the Executive's Retirement (as defined in Section 3(c) below); (D) the Executive's termination by the Company for Cause (as defined in Section 3(d) below); or (E) the Executive's decision to terminate employment other than for Good Reason (as defined in Section 3(e) below).

         (b) If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been unable, with or without a reasonable accommodation, to perform his duties with the Company on a full-time basis for six months and within 30 days after a Notice of

Termination (as defined in Section 3(f) below) is thereafter given by the Company, the Executive shall not have returned to the full-time performance of the Executive's duties, the Company may terminate the Executive's employment for "Disability". If there is a Change in Control of the Company while the Executive is still an employee and if the Executive's employment with the Company is terminated for Disability within two years after the Change in Control, the Executive shall be entitled to receive in a lump sum cash payment within five days after his Date of Termination (as defined in Section 3(g) below) the following:

                 (i) one times the Base Amount (as defined in Section 4(b)(i)) determined with respect to the Base Period (as defined in Section 4(b)(ii)); plus

                 (ii) his earned but unpaid base salary through his Date of Termination; plus

                 (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                 (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points.

         (c) For purposes of this Agreement only, "Retirement" shall mean termination by the Company or the Executive of the Executive's employment based on the Executive's having reached age 65 or such other age as shall have been fixed in any arrangement established pursuant to this Agreement with the Executive's consent with respect to the Executive.

         (d) For purposes of this Agreement only, "Cause" shall mean: (i) the Executive's conviction of a felony involving moral turpitude; or (ii) the Executive's serious, willful gross misconduct or willful gross neglect of duties (other than any such neglect resulting from the Executive's incapacity due to physical or mental illness or any such neglect after the issuance of a Notice of Termination by the Executive for Good Reason, as such terms are defined in subsections (e) and (f) below), which, in either case, has resulted, or in all probability is likely to result, in material economic damage to the Company; provided no act or failure to act by the Executive will constitute "Cause" under clause (ii) if the Executive believed in good faith that such act or failure to act was in the best interest of the Company.

         For purposes of this Agreement only, any termination of the Executive's employment by the Company for Cause shall be authorized by a vote of at least a majority of the non-employee members of the Board of Directors of the Company (the "Board") within 12 months of a majority of such non-employee members of the Board having actual knowledge of the event or circumstances providing a basis for such termination. In the case of clause (ii) of the second sentence of this subsection (d), the Executive shall be given notice by the Board specifying in detail the particular act or failure to act on which the Board is relying in proposing to terminate him for Cause and offering the Executive an opportunity, on a date at least 14 days after receipt of such notice, to have a hearing, with counsel, before a majority of the non-employee members of the Board, including each of the members of the Board who authorized the termination for Cause. The Executive shall not be terminated for Cause if, within 30 days after the date of the Executive's hearing before the Board (or if the Executive waives a hearing, within 30 days after receiving notice of the proposed termination), he has corrected the particular act or failure to act specified in the notice and by so correcting such act or failure to act he has reduced the economic damage his act or failure to act has allegedly caused the Company to a level which is no longer material or has eliminated the probability that such act or failure to act is likely to result in material economic damage to the Company. No termination for Cause shall take effect until the expiration of the correction period described in the preceding sentence and the determination by a majority of the non-employee members of the Board that the Executive has failed to correct the act or failure to act in accordance with the terms of the preceding sentence.

         Anything herein to the contrary notwithstanding, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony involving moral turpitude such conviction is finally overturned on appeal, the Executive shall be entitled to the compensation provided in Sections 4(a) and 4(c). In lieu of the interest provided in clause (iv) of the first sentence of Section 4(a) and the interest provided in the second sentence of Section 4(c), however, the compensation provided in Sections 4(a) and 4(c) shall be increased by a ten percent rate of interest, compounded annually, calculated from the date such compensation would have been paid if the Executive's employment had been terminated without Cause.

         (e) For purposes of this Agreement, "Good Reason" shall mean, after any Change in Control and without the Executive's express written consent, any of the following:

                  (i) a significant diminution in the Executive's duties and responsibilities, or the assignment to the Executive by the Company of duties inconsistent with the Executive's position, duties, responsibilities or status with the Company immediately prior to a Change in Control of the Company, or a change in the Executive's titles or offices as in effect immediately prior to a Change in Control of the Company, or any removal of the Executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of his employment for Disability, Retirement or Cause or as a result of the Executive's death or by the Executive other than for Good Reason;
                  (ii) a reduction by the Company in the Executive's annual rate of base salary as in effect on the date hereof or as the same may be increased from time to time during the term of this Agreement or the Company's failure to increase (within 12 months of the Executive's last increase in his annual rate of base salary) the Executive's annual rate of base salary after a Change in Control of the Company in an amount which at least equals, on a percentage basis, the greater of (A) the average percentage increase in the annual rate of base salary for all officers of the Company effected in the preceding 12 months; or (B) the Consumer Price Index as published by the United States Government (or, in the event such index is discontinued, any similar index published by the United States Government as designated in good faith by the Executive); provided, however, that nothing contained in this clause (ii) shall be construed under any circumstances as permitting the Company to decrease the Executive's annual rate of base salary;

                  (iii) (A) any failure by the Company to continue in effect any benefit plan or arrangement (including, without limitation, the life insurance, medical, dental, accident and disability plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing the Executive with benefits that are no less favorable (hereinafter referred to as "Benefit Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Benefit Plan or deprive the Executive of any material fringe benefit or perquisite of office enjoyed by the Executive at the time of a Change in Control of the Company, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Benefit Plan being altered, reduced, affected or ended;

                  (iv) (A) any failure by the Company to continue in effect any incentive plan or arrangement (including, without limitation, the Company's bonus arrangements, the Transaction Systems Architects, Inc. Deferred Compensation Plan, the Transaction Systems Architects, Inc. 401(k) Plan, the sales incentive plans, and the management incentive plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plans or arrangements providing him with substantially similar benefits, (hereinafter referred to as "Incentive Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in any such Incentive Plan or reduce the Executive's benefits under any such Incentive Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Incentive Plan being altered, reduced, affected or ended, or (C) any failure by the Company with respect to any fiscal year to make an award to the Executive pursuant to each such Incentive Plan or such substituted comparable plan or program equal to or greater than the greater of (1) the award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan or program with respect to the immediately preceding fiscal year or (2) the average annual award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan with respect to the prior three fiscal years (or such lesser number of prior fiscal years that the Executive was employed by the Company or that the Incentive Plan (together with any substituted comparable plan) was maintained);

                  (v) (A) any failure by the Company to continue in effect any plan or arrangement to receive securities of the Company (including, without limitation, the

         Transaction Systems Architects, Inc. 1999 Employee Stock Purchase Plan and the Transaction Systems Architects Inc. 1999 Stock Option Plan) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing him with substantially similar benefits, (hereinafter referred to as "Securities Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Securities Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Securities Plan being altered, reduced, affected or ended, or (C) any failure by the Company in any fiscal year to grant stock options, stock appreciation rights or securities awards to the Executive pursuant to such Securities Plans with respect to an aggregate number of securities of the Company of each kind that is equal to or greater than the greater of (1) the aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights or securities awards granted to the Executive pursuant to such Securities Plans in the immediately preceding fiscal year or (2) the average annual aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights, or securities awards granted to the Executive pursuant to such Securities Plans in the prior three fiscal years; and provided further the material terms and conditions of such stock options, stock appreciation rights, and securities awards granted to the Executive after the Change in Control (including, but not limited to, the exercise price, vesting schedule, period and methods of exercise, expiration date, forfeiture provisions and other restrictions) are substantially similar to the material terms and conditions of the stock options, stock appreciation rights, and securities awards granted to the Executive under the Securities Plans immediately prior to the Change in Control of the Company;

                  (vi) the Executive's relocation more than 50 miles from the location at which the Executive performed the Executive's duties prior to a Change in Control of the Company, except for required travel by the Executive on the Company's business to an extent substantially consistent with the Executive's business travel obligations at the time of a Change in Control of the Company;

                  (vii) any failure by the Company to provide the Executive with the number of annual paid vacation days to which the Executive is entitled for the year in which a Change in Control of the Company occurs;

                  (viii) any material breach by the Company of any provision of this Agreement;

                  (ix) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company prior to such succession or assignment;

                  (x) any failure by the Company or its successor to enter into an agreement with the Executive that is substantially similar to this Agreement with respect to a Change in Control of the Company or its successor occurring thereafter; or

                  (xi) any purported termination of the Executive's employment by the Company pursuant to Section 3(b), 3(c) or 3(d) above which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 3(f) below (and, if applicable, Section 3(d) above), and for purposes of this Agreement, no such purported termination shall be effective.

For purposes of this subsection (e), an isolated, immaterial, and inadvertent action not taken in bad faith by the Company in violation of clause (ii), (iii),
(iv), (v) or (vii) of this subsection that is remedied by the Company promptly after receipt of notice thereof given by the Executive shall not be considered Good Reason for the Executive's termination of employment with the Company. In the event the Executive terminates his employment for Good Reason hereunder, then notwithstanding that the Executive may also retire for purposes of the Benefit Plans, Incentive Plans or Securities Plans, the Executive shall be deemed to have terminated his employment for Good Reason for purposes of this Agreement.

         (f) Any termination of the Executive by the Company pursuant to Section 3(b), 3(c) or 3(d) above, or by the Executive pursuant to Section 3(e) above, shall be communicated by a Notice of Termination to the other party hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate those specific termination provisions in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. For purposes of this Agreement, no such purported termination by the Company shall be effective without such Notice of Termination.

         (g) "Date of Termination" shall mean (i) if the Executive's employment is terminated by the Company for Disability, 30 days after Notice of Termination is given to the Executive (provided that the Executive shall not have returned to the performance of the Executive's duties on a full-time basis during such 30-day period), (ii) if the Executive's employment is terminated by the Executive for Good Reason, the date specified in the Notice of Termination, and
(iii) if the Executive's employment is terminated by the Company for any other reason, the date on which a Notice of Termination is given; provided, however, that if within 30 days after any Notice of Termination is given to the Executive by the Company, the Executive notifies the Company that a dispute exists concerning the termination, the Date of Termination shall be the date the dispute is finally determined, whether by mutual written agreement of the parties or upon final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

4.       SEVERANCE COMPENSATION UPON TERMINATION OF EMPLOYMENT.

         (a) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Company shall pay to the Executive in a lump sum cash payment within five days after the Date of Termination the following:

                  (i) the Severance Amount as defined in Section 4(b) below;
         plus

                  (ii) his earned but unpaid base salary through his Date of Termination; plus

                  (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                  (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points, compounded annually.

         (b) "Severance Amount" shall mean an amount equal to one times the Base Amount (as defined below) determined with respect to the Base Period (as defined below); provided, however, in no event shall the Severance Amount be less than two times the Executive's annual rate of base salary at the higher of the annual rate in effect (i) immediately prior to the Date of Termination or (ii) on the date six months prior to the Date of Termination. For purposes of this subsection (b):

                  (i) "Base Amount" means the Executive's average fiscal-year Compensation (as defined below) for fiscal years of the Company in the Base Period. Such average shall be computed by dividing the total of the Executive's Compensation for the Base Period by the number of fiscal years in the Base Period. If the Executive's Base Period includes a portion of a fiscal year during which he was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below), the Executive's Compensation for such fiscal year shall be annualized before determining the average fiscal-year Compensation for the Base Period. In annualizing Compensation, the frequency with which payments are expected to be made over a fiscal year shall be taken into account; thus, any amount of Compensation that represents a payment that will not be made more often than once per fiscal year is not annualized. Set forth on Appendix A, which is attached hereto and made a part hereof, are three examples illustrating the calculation of the Base Amount.

                  (ii) "Base Period" means the most recent two consecutive fiscal years of the Company ending prior to the Date of Termination. However, if the Executive was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below) at any time during one of such two fiscal years, the Executive's Base Period is the one fiscal year of such two-fiscal-year period during which the Executive performed personal services for the Company or a predecessor entity or a related entity.

                  (iii) "Compensation" means the compensation which was payable by the Company, by a predecessor entity, or by a related entity and which was includible in the gross income of the Executive (or either was excludible from such gross income as

         "foreign earned income" within the meaning of Section 911 of the Internal Revenue Code of 1986, as amended (the "Code"), or would have been includible in such gross income if the Executive had been a United States citizen or resident), but excluding the following: (A) amounts realized from the exercise of a non-qualified stock option; and (B) amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option described in Code Section 422(b) or under an employee stock purchase plan described in Code
         Section 423(b). Notwithstanding the preceding sentence, Compensation shall be determined without regard to any compensation deferral election under any plan, program or arrangement, qualified or nonqualified, maintained or contributed to by the Company, a predecessor entity or a related entity, including but not limited to a cash-or-deferred arrangement described in Code Section 401(k), a cafeteria plan described in Code Section 125 or a nonqualified deferred compensation plan. A "predecessor entity" is any entity which, as a result of a merger, consolidation, purchase or acquisition of property or stock, corporate separation, or other similar business transaction transfers some or all of its employees to the Company or to a related entity or to a predecessor entity of the Company. The term "related entity" includes any entity treated as a single employer with the Company in accordance with subsections (b), (c), (m) and (o) of Code
         Section 414.

         (c) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Executive will be entitled to continued participation in all employee benefit plans or programs available to Company employees generally in which the Executive was participating on the Date of Termination, such continued participation to be at Company cost and otherwise on the same basis as Company employees generally, until the earlier of (i) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis) or (ii) two years from the Date of Termination; provided (A) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this sentence, he shall be paid, in a lump sum cash payment, within 30 days following the date it is determined he is unable to participate in any employee benefit plan or program, the after-tax economic equivalent of the benefits provided under the plan or program in which he is unable to participate for the period specified in this sentence, and (B) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit for himself (including family or dependent coverage, if applicable) on an individual basis. The Executive shall be eligible for group health plan continuation coverage under and in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, when he ceases to be eligible for continued participation in the Company's group health plan under this subsection (e).

5.       NO OBLIGATION TO MITIGATE DAMAGES; NO EFFECT ON OTHER CONTRACTUAL
         RIGHTS.

         (a) The Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer after the Date of Termination or otherwise.

         (b) The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any Benefit Plan, Incentive Plan or Securities Plan, employment agreement or other contract, plan or agreement with or of the Company.

6.       INCENTIVE AWARDS.

         In the event of a Change in Control of the Company, then notwithstanding the terms and conditions of any Incentive Plan, the Company agrees (i) to immediately and fully vest all unvested awards, units, and benefits (other than options to acquire securities of the Company or awards of securities of the Company) which have been awarded or allocated to the Executive under the Incentive Plans; and (ii) upon the exercise of such awards or units or the distribution of such benefits, to pay all amounts due under the Incentive Plans solely in cash.

7.       CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

         (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section
7) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

         (b) All determinations required to be made under this Section 7, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Accounting Firm which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. The determination of tax liability made by the Accounting Firm shall be subject to review by the Executive's tax advisor, and, if the Executive's tax advisor does not agree with the determination reached by the Accounting Firm, then the Accounting Firm and the Executive's tax advisor shall jointly designate a nationally recognized public accounting firm which shall make the determination. All fees and expenses of the accountants and tax advisors retained by both the Executive and the Company shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 7, shall be paid by the Company to the Executive within five days after the receipt of the determination. Any determination by such jointly designated public accounting firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination hereunder, it is possible that Gross-Up Payments will not have been made by the Company that should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Executive hereafter is required to make a payment of any Excise Tax, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive. Upon notice by the Executive of any audit or other proceeding that may result in a liability to the Company hereunder, the Executive shall promptly notify the Company of such audit or other proceeding; and the Company may, at its option, but solely with respect to the item or items that relate to such potential liability, choose to assume the defense of such audit or other proceeding at its own cost, provided that (i) the Executive shall cooperate with the Company in such defense and (ii) the Company will not settle such audit or other proceeding without the consent of the Executive (such consent not to be unreasonably withheld). The highest effective marginal tax rate (determined by taking into account any reduction in itemized deductions and/or exemptions attributable to the inclusion of the additional amounts payable under this Section 7 in the Executive's adjusted gross or taxable income) based upon the state and locality where the Executive is resident at the time of payment of such amounts will be used for purposes of determining the federal and state income and other taxes with respect thereto.

8.       INDEMNIFICATION.

         (a) The Company agrees to indemnify the Executive to the fullest extent permitted by law if the Executive is a party or threatened to be made a party to any Proceeding (as defined below).

         (b) If requested by the Executive, the Company shall advance (within two business days of such request) any and all Expenses, as defined below, relating to a Proceeding to the Executive (an "Expense Advance"), upon the receipt of a written undertaking by or on behalf of the Executive to repay such Expense Advance if a judgment or other final adjudication adverse to the Executive (as to which all rights of appeal therefrom have been exhausted or lapsed) establishes that the Executive is not entitled to indemnification by the Company. Expenses shall include attorney's fees and all other costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Proceeding.

         (c) The Company agrees to obtain a directors' and officers' liability insurance policy covering the Executive and to continue and maintain such policy. The amount of coverage shall be reasonable in relation to the Executive's position and responsibilities during his employment by the Company.

         (d) This Section 8 is a supplement to and in furtherance of the Certificate of Incorporation and Bylaws of the Company and shall not be deemed a substitute therefor, or diminish or abrogate any rights of the Executive thereunder.

         (e) For purposes of Section 8(a), the meaning of the phrase "to the fullest extent permitted by law" shall include but not be limited to:

                  (i) to the fullest extent permitted by the provision of the Delaware General Corporation Law ("DGCL") that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL, and

                  (ii) to the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

         (f) For purposes of Sections 8(a) and 8(b), "Proceeding" shall mean any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Executive was, is or will be involved as a party or otherwise by reason of the fact that the Executive is or was a director or officer of the Company, by reason of any action taken by him or of any action on his part while acting as director or officer of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement.

9.       SUCCESSORS.

         (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment shall be a material breach of this Agreement and shall entitle the Executive to terminate the Executive's employment for Good Reason and receive the compensation provided for in Section 4 hereof. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 9 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

         (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee or other designee or, if there be no such designee, to the Executive's estate.

10.      NOTICE.

         For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

         If to the Company:

         Transaction Systems Architects, Inc.
         224 South 108 Avenue
         Omaha, NE 68154
         Attn:    President

         If to the Executive:

        _______________________________
        _______________________________
        _______________________________


or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

11.      MISCELLANEOUS.

        No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska, without giving effect to any principles of conflicts of law.

12.      CONFLICT IN BENEFITS.

        Except as otherwise provided in the preceding sentences, this Agreement is not intended to and shall not limit or terminate any other agreement or arrangement between the Executive and the Company presently in effect or hereafter entered into.

13.      VALIDITY.

        The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

14.      SURVIVORSHIP.

        The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations and to the extent that any performance is required following termination of this Agreement. Without limiting the foregoing, Sections 7, 8 and 15 shall expressly survive the termination of this Agreement.

15.      LEGAL FEES AND EXPENSES.

        If a claim or dispute arises concerning the rights of the Executive under this Agreement, regardless of the party by whom such claim or dispute is initiated, the Company shall, upon presentation of appropriate vouchers, pay all legal expenses, including reasonable attorneys' fees, court costs, and ordinary and necessary out-of-pocket costs of attorneys, billed to and payable by the Executive or by anyone claiming under or through the Executive, in connection with the bringing, prosecuting, arbitrating, defending, litigating, negotiating, or settling such claim or dispute. In no event shall the Executive be required to reimburse the Company for any of the costs or expenses incurred by the Company relating to arbitration or litigation. Pending the outcome or resolution of any claim or dispute, the Company shall continue payment of all amounts due the Executive without regard to any dispute.

16.      EFFECTIVE DATE.

        This Agreement shall become effective upon execution.

17.      COUNTERPARTS.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

18.      NO GUARANTEE OF EMPLOYMENT.

        Neither this Agreement nor any action taken hereunder shall be construed as giving the Executive the right to be retained in employment with the Company, nor shall it interfere with either the Company's right to terminate the employment of the Executive at any time or the Executive's right to terminate his employment at any time.

19.      NO ASSIGNMENT BY EXECUTIVE.

        Except as otherwise provided in Section 9(b), the Executive's rights and interest under this Agreement shall not be assignable (in law or in equity) or subject to any manner of alienation, sale, transfer, claims of creditors, pledge, attachment, garnishment, levy, execution or encumbrances of any kind.

20.      WAIVER.

        The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. Any waiver of any provision of this Agreement shall not be deemed to be a waiver of any other provision, and any waiver of default in any provision of this Agreement shall not be deemed to be a waiver of any later default thereof or of any other provision.

21.      WITHHOLDING.

        All amounts paid pursuant to this Agreement shall be subject to withholding for taxes (federal, state, local or otherwise) to the extent required by applicable law.

22.      HEADINGS.

        The headings of this Agreement have been inserted for convenience of reference only and are to be ignored in the construction of the provisions hereof.

23.      NUMBER AND GENDER.

        The use of the singular shall be interpreted to include the plural and the plural the singular, as the context requires. The use of the masculine, feminine or neuter shall be interpreted to include the masculine, feminine or neuter as the context shall require.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                         TRANSACTION SYSTEMS ARCHITECTS, INC.


 Date: __________                  By:___________________________
       ----------                     ---------------------------

                                   EXECUTIVE:

Date: __________                   ______________________________
      ----------                   ------------------------------

                                   APPENDIX A


         EXAMPLE 1 - Executive was employed by the Company for 1-1/3 fiscal years preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period and $120,000 for the full fiscal year. The Executive's Base Amount is $105,000.

                                    Year 1:  3  x  $30,000  =  $90,000
                                    Year 2:  $120,000
                                    [90,000 + 120,000] / 2 = $105,000

                                    $105,000 is the average fiscal-year
                                    Compensation for the Base Period.


         EXAMPLE 2 - Assume the same facts as in Example 1, except that the Executive also received a $70,000 sign-on bonus when his employment with the Company commenced at the beginning of the 4-month period. The Executive's Base Amount is $140,000

                                    Year 1: [3 x $30,000] + $70,000 = $160,000
                                    Year 2: $120,000 [160,000 + 120,000] / 2 =
                                    $140,000


         Since the sign-on bonus will not be paid more often than once per fiscal year, the amount of the bonus is not increased in annualizing the Executive's Compensation for the 4-month period.


         EXAMPLE 3 - Executive was employed by the Company for the last 4 months of the fiscal year preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period. The Executive's Base Amount is $90,000.

                                    Year 1:  3 x $30,000 = $90,000
                                    $90,000 / 1 = $90,000

                                    $90,000 is the average fiscal-year
                                    Compensation for the Base Period.

                        SEVERANCE COMPENSATION AGREEMENT

         SEVERANCE COMPENSATION AGREEMENT dated as of July 31, 1999 between Transaction Systems Architects, Inc., a Delaware corporation (the "Company"), and Matt McKain (the "Executive").

         WHEREAS, the Company's Board of Directors has determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control of the Company;

         NOW, THEREFORE, this Agreement sets forth the severance compensation which the Company agrees it will pay to the Executive if the Executive's employment with the Company terminates under certain circumstances described herein following a Change in Control (as defined herein) and the other benefits the Company will provide the Executive following a Change in Control.

1.       TERM.

         This Agreement shall terminate, except to the extent that any obligation of the Company hereunder remains unpaid as of such time, upon the earlier of (i) the termination of Executive's employment for any reason prior to a Change in Control; and (ii) three years after the date of a Change in Control.

2.       CHANGE IN CONTROL.

         For purposes of this Agreement, Change in Control shall mean:

         (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (C) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in subclauses (i), (ii) and (iii) of clause (c) of this
Section 2 are satisfied; or

         (b) if individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) approval by the stockholders of the Company of a reorganization, merger or consolidation, unless following such reorganization, merger or consolidation (i) more than 60% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the resulting corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the resulting corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

         (d) (i) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (ii) the first to occur of (A) the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (B) the approval by the stockholders of the Company of any such sale or disposition, other than, in each case, any such sale or disposition to a corporation, with respect to which immediately thereafter, (1) more than 60% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the transferee corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the transferee corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such transferee corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of such transferee corporation and the combined voting power of the then-outstanding voting securities of such transferee corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such transferee corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board providing for such sale or other disposition of assets of the Company.

3.       TERMINATION FOLLOWING A CHANGE IN CONTROL.

         (a) The Executive shall be entitled to the compensation provided in
Section 4 of this Agreement if all of the following conditions are satisfied:

                  (i) there is a Change in Control of the Company while the Executive is still an employee of the Company;

                 (ii) the Executive's employment with the Company is terminated within two years after the Change in Control; and

                 (iii) the Executive's termination of employment is not a result of (A) the Executive's death; (B) the Executive's Disability (as defined in Section 3(b) below; (C) the Executive's Retirement (as defined in Section 3(c) below); (D) the Executive's termination by the Company for Cause (as defined in Section 3(d) below); or (E) the Executive's decision to terminate employment other than for Good Reason (as defined in Section 3(e) below).

         (b) If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been unable, with or without a reasonable accommodation, to perform his duties with the Company on a full-time basis for six months and within 30 days after a Notice of

Termination (as defined in Section 3(f) below) is thereafter given by the Company, the Executive shall not have returned to the full-time performance of the Executive's duties, the Company may terminate the Executive's employment for "Disability". If there is a Change in Control of the Company while the Executive is still an employee and if the Executive's employment with the Company is terminated for Disability within two years after the Change in Control, the Executive shall be entitled to receive in a lump sum cash payment within five days after his Date of Termination (as defined in Section 3(g) below) the following:

                 (i) one times the Base Amount (as defined in Section 4(b)(i)) determined with respect to the Base Period (as defined in Section 4(b)(ii)); plus

                  (ii) his earned but unpaid base salary through his Date of Termination; plus

                 (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                 (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points.

         (c) For purposes of this Agreement only, "Retirement" shall mean termination by the Company or the Executive of the Executive's employment based on the Executive's having reached age 65 or such other age as shall have been fixed in any arrangement established pursuant to this Agreement with the Executive's consent with respect to the Executive.

         (d) For purposes of this Agreement only, "Cause" shall mean: (i) the Executive's conviction of a felony involving moral turpitude; or (ii) the Executive's serious, willful gross misconduct or willful gross neglect of duties (other than any such neglect resulting from the Executive's incapacity due to physical or mental illness or any such neglect after the issuance of a Notice of Termination by the Executive for Good Reason, as such terms are defined in subsections (e) and (f) below), which, in either case, has resulted, or in all probability is likely to result, in material economic damage to the Company; provided no act or failure to act by the Executive will constitute "Cause" under clause (ii) if the Executive believed in good faith that such act or failure to act was in the best interest of the Company.

         For purposes of this Agreement only, any termination of the Executive's employment by the Company for Cause shall be authorized by a vote of at least a majority of the non-employee members of the Board of Directors of the Company (the "Board") within 12 months of a majority of such non-employee members of the Board having actual knowledge of the event or circumstances providing a basis for such termination. In the case of clause (ii) of the second sentence of this subsection (d), the Executive shall be given notice by the Board specifying in detail the particular act or failure to act on which the Board is relying in proposing to terminate him for Cause and offering the Executive an opportunity, on a date at least 14 days after receipt of such notice, to have a hearing, with counsel, before a majority of the non-employee members of the Board, including each of the members of the Board who authorized the termination for Cause. The Executive shall not be terminated for Cause if, within 30 days after the date of the Executive's hearing before the Board (or if the Executive waives a hearing, within 30 days after receiving notice of the proposed termination), he has corrected the particular act or failure to act specified in the notice and by so correcting such act or failure to act he has reduced the economic damage his act or failure to act has allegedly caused the Company to a level which is no longer material or has eliminated the probability that such act or failure to act is likely to result in material economic damage to the Company. No termination for Cause shall take effect until the expiration of the correction period described in the preceding sentence and the determination by a majority of the non-employee members of the Board that the Executive has failed to correct the act or failure to act in accordance with the terms of the preceding sentence.

         Anything herein to the contrary notwithstanding, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony involving moral turpitude such conviction is finally overturned on appeal, the Executive shall be entitled to the compensation provided in Sections 4(a) and 4(c). In lieu of the interest provided in clause (iv) of the first sentence of Section 4(a) and the interest provided in the second sentence of Section 4(c), however, the compensation provided in Sections 4(a) and 4(c) shall be increased by a ten percent rate of interest, compounded annually, calculated from the date such compensation would have been paid if the Executive's employment had been terminated without Cause.

         (e) For purposes of this Agreement, "Good Reason" shall mean, after any Change in Control and without the Executive's express written consent, any of the following:

                  (i) a significant diminution in the Executive's duties and responsibilities, or the assignment to the Executive by the Company of duties inconsistent with the Executive's position, duties, responsibilities or status with the Company immediately prior to a Change in Control of the Company, or a change in the Executive's titles or offices as in effect immediately prior to a Change in Control of the Company, or any removal of the Executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of his employment for Disability, Retirement or Cause or as a result of the Executive's death or by the Executive other than for Good Reason;

                  (ii) a reduction by the Company in the Executive's annual rate of base salary as in effect on the date hereof or as the same may be increased from time to time during the term of this Agreement or the Company's failure to increase (within 12 months of the Executive's last increase in his annual rate of base salary) the Executive's annual rate of base salary after a Change in Control of the Company in an amount which at least equals, on a percentage basis, the greater of (A) the average percentage increase in the annual rate of base salary for all officers of the Company effected in the preceding 12 months; or (B) the Consumer Price Index as published by the United States Government (or, in the event such index is discontinued, any similar index published by the United States Government as designated in good faith by the Executive); provided, however, that nothing contained in this clause (ii) shall be construed under any circumstances as permitting the Company to decrease the Executive's annual rate of base salary;

                  (iii) (A) any failure by the Company to continue in effect any benefit plan or arrangement (including, without limitation, the life insurance, medical, dental, accident and disability plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing the Executive with benefits that are no less favorable (hereinafter referred to as "Benefit Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Benefit Plan or deprive the Executive of any material fringe benefit or perquisite of office enjoyed by the Executive at the time of a Change in Control of the Company, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Benefit Plan being altered, reduced, affected or ended;

                  (iv) (A) any failure by the Company to continue in effect any incentive plan or arrangement (including, without limitation, the Company's bonus arrangements, the Transaction Systems Architects, Inc. Deferred Compensation Plan, the Transaction Systems Architects, Inc. 401(k) Plan, the sales incentive plans, and the management incentive plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plans or arrangements providing him with substantially similar benefits, (hereinafter referred to as "Incentive Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in any such Incentive Plan or reduce the Executive's benefits under any such Incentive Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Incentive Plan being altered, reduced, affected or ended, or (C) any failure by the Company with respect to any fiscal year to make an award to the Executive pursuant to each such Incentive Plan or such substituted comparable plan or program equal to or greater than the greater of (1) the award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan or program with respect to the immediately preceding fiscal year or (2) the average annual award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan with respect to the prior three fiscal years (or such lesser number of prior fiscal years that the Executive was employed by the Company or that the Incentive Plan (together with any substituted comparable plan) was maintained);

                  (v) (A) any failure by the Company to continue in effect any plan or arrangement to receive securities of the Company (including, without limitation, the

         Transaction Systems Architects, Inc. 1999 Employee Stock Purchase Plan and the Transaction Systems Architects Inc. 1999 Stock Option Plan) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing him with substantially similar benefits, (hereinafter referred to as "Securities Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Securities Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Securities Plan being altered, reduced, affected or ended, or (C) any failure by the Company in any fiscal year to grant stock options, stock appreciation rights or securities awards to the Executive pursuant to such Securities Plans with respect to an aggregate number of securities of the Company of each kind that is equal to or greater than the greater of (1) the aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights or securities awards granted to the Executive pursuant to such Securities Plans in the immediately preceding fiscal year or (2) the average annual aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights, or securities awards granted to the Executive pursuant to such Securities Plans in the prior three fiscal years; and provided further the material terms and conditions of such stock options, stock appreciation rights, and securities awards granted to the Executive after the Change in Control (including, but not limited to, the exercise price, vesting schedule, period and methods of exercise, expiration date, forfeiture provisions and other restrictions) are substantially similar to the material terms and conditions of the stock options, stock appreciation rights, and securities awards granted to the Executive under the Securities Plans immediately prior to the Change in Control of the Company;

                  (vi) the Executive's relocation more than 50 miles from the location at which the Executive performed the Executive's duties prior to a Change in Control of the Company, except for required travel by the Executive on the Company's business to an extent substantially consistent with the Executive's business travel obligations at the time of a Change in Control of the Company;

                  (vii) any failure by the Company to provide the Executive with the number of annual paid vacation days to which the Executive is entitled for the year in which a Change in Control of the Company occurs;

                  (viii) any material breach by the Company of any provision of this Agreement;

                  (ix) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company prior to such succession or assignment;

                  (x) any failure by the Company or its successor to enter into an agreement with the Executive that is substantially similar to this Agreement with respect to a Change in Control of the Company or its successor occurring thereafter; or

                  (xi) any purported termination of the Executive's employment by the Company pursuant to Section 3(b), 3(c) or 3(d) above which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 3(f) below (and, if applicable, Section 3(d) above), and for purposes of this Agreement, no such purported termination shall be effective.

For purposes of this subsection (e), an isolated, immaterial, and inadvertent action not taken in bad faith by the Company in violation of clause (ii), (iii),
(iv), (v) or (vii) of this subsection that is remedied by the Company promptly after receipt of notice thereof given by the Executive shall not be considered Good Reason for the Executive's termination of employment with the Company. In the event the Executive terminates his employment for Good Reason hereunder, then notwithstanding that the Executive may also retire for purposes of the Benefit Plans, Incentive Plans or Securities Plans, the Executive shall be deemed to have terminated his employment for Good Reason for purposes of this Agreement.

         (f) Any termination of the Executive by the Company pursuant to Section 3(b), 3(c) or 3(d) above, or by the Executive pursuant to Section 3(e) above, shall be communicated by a Notice of Termination to the other party hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate those specific termination provisions in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. For purposes of this Agreement, no such purported termination by the Company shall be effective without such Notice of Termination.

         (g) "Date of Termination" shall mean (i) if the Executive's employment is terminated by the Company for Disability, 30 days after Notice of Termination is given to the Executive (provided that the Executive shall not have returned to the performance of the Executive's duties on a full-time basis during such 30-day period), (ii) if the Executive's employment is terminated by the Executive for Good Reason, the date specified in the Notice of Termination, and
(iii) if the Executive's employment is terminated by the Company for any other reason, the date on which a Notice of Termination is given; provided, however, that if within 30 days after any Notice of Termination is given to the Executive by the Company, the Executive notifies the Company that a dispute exists concerning the termination, the Date of Termination shall be the date the dispute is finally determined, whether by mutual written agreement of the parties or upon final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

4.       SEVERANCE COMPENSATION UPON TERMINATION OF EMPLOYMENT.

         (a) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Company shall pay to the Executive in a lump sum cash payment within five days after the Date of Termination the following:

                  (i) the Severance Amount as defined in Section 4(b) below;
         plus

                  (ii) his earned but unpaid base salary through his Date of Termination; plus

                  (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                  (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points, compounded annually.

         (b) "Severance Amount" shall mean an amount equal to one times the Base Amount (as defined below) determined with respect to the Base Period (as defined below); provided, however, in no event shall the Severance Amount be less than two times the Executive's annual rate of base salary at the higher of the annual rate in effect (i) immediately prior to the Date of Termination or (ii) on the date six months prior to the Date of Termination. For purposes of this subsection (b):

                  (i) "Base Amount" means the Executive's average fiscal-year Compensation (as defined below) for fiscal years of the Company in the Base Period. Such average shall be computed by dividing the total of the Executive's Compensation for the Base Period by the number of fiscal years in the Base Period. If the Executive's Base Period includes a portion of a fiscal year during which he was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below), the Executive's Compensation for such fiscal year shall be annualized before determining the average fiscal-year Compensation for the Base Period. In annualizing Compensation, the frequency with which payments are expected to be made over a fiscal year shall be taken into account; thus, any amount of Compensation that represents a payment that will not be made more often than once per fiscal year is not annualized. Set forth on Appendix A, which is attached hereto and made a part hereof, are three examples illustrating the calculation of the Base Amount.

                  (ii) "Base Period" means the most recent two consecutive fiscal years of the Company ending prior to the Date of Termination. However, if the Executive was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below) at any time during one of such two fiscal years, the Executive's Base Period is the one fiscal year of such two-fiscal-year period during which the Executive performed personal services for the Company or a predecessor entity or a related entity.

                  (iii) "Compensation" means the compensation which was payable by the Company, by a predecessor entity, or by a related entity and which was includible in the gross income of the Executive (or either was excludible from such gross income as

         "foreign earned income" within the meaning of Section 911 of the Internal Revenue Code of 1986, as amended (the "Code"), or would have been includible in such gross income if the Executive had been a United States citizen or resident), but excluding the following: (A) amounts realized from the exercise of a non-qualified stock option; and (B) amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option described in Code Section 422(b) or under an employee stock purchase plan described in Code
         Section 423(b). Notwithstanding the preceding sentence, Compensation shall be determined without regard to any compensation deferral election under any plan, program or arrangement, qualified or nonqualified, maintained or contributed to by the Company, a predecessor entity or a related entity, including but not limited to a cash-or-deferred arrangement described in Code Section 401(k), a cafeteria plan described in Code Section 125 or a nonqualified deferred compensation plan. A "predecessor entity" is any entity which, as a result of a merger, consolidation, purchase or acquisition of property or stock, corporate separation, or other similar business transaction transfers some or all of its employees to the Company or to a related entity or to a predecessor entity of the Company. The term "related entity" includes any entity treated as a single employer with the Company in accordance with subsections (b), (c), (m) and (o) of Code
         Section 414.

         (c) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Executive will be entitled to continued participation in all employee benefit plans or programs available to Company employees generally in which the Executive was participating on the Date of Termination, such continued participation to be at Company cost and otherwise on the same basis as Company employees generally, until the earlier of (i) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis) or (ii) two years from the Date of Termination; provided (A) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this sentence, he shall be paid, in a lump sum cash payment, within 30 days following the date it is determined he is unable to participate in any employee benefit plan or program, the after-tax economic equivalent of the benefits provided under the plan or program in which he is unable to participate for the period specified in this sentence, and (B) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit for himself (including family or dependent coverage, if applicable) on an individual basis. The Executive shall be eligible for group health plan continuation coverage under and in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, when he ceases to be eligible for continued participation in the Company's group health plan under this subsection (e).

5.       NO OBLIGATION TO MITIGATE DAMAGES;
         NO EFFECT ON OTHER CONTRACTUAL RIGHTS.

         (a) The Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer after the Date of Termination or otherwise.

         (b) The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any Benefit Plan, Incentive Plan or Securities Plan, employment agreement or other contract, plan or agreement with or of the Company.

6.       INCENTIVE AWARDS.

         In the event of a Change in Control of the Company, then notwithstanding the terms and conditions of any Incentive Plan, the Company agrees (i) to immediately and fully vest all unvested awards, units, and benefits (other than options to acquire securities of the Company or awards of securities of the Company) which have been awarded or allocated to the Executive under the Incentive Plans; and (ii) upon the exercise of such awards or units or the distribution of such benefits, to pay all amounts due under the Incentive Plans solely in cash.

7.       CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

         (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section
7) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

         (b) All determinations required to be made under this Section 7, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Accounting Firm which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. The determination of tax liability made by the Accounting Firm shall be subject to review by the Executive's tax advisor, and, if the Executive's tax advisor does not agree with the determination reached by the Accounting Firm, then the Accounting Firm and the Executive's tax advisor shall jointly designate a nationally recognized public accounting firm which shall make the determination. All fees and expenses of the accountants and tax advisors retained by both the Executive and the Company shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 7, shall be paid by the Company to the Executive within five days after the receipt of the determination. Any determination by such jointly designated public accounting firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination hereunder, it is possible that Gross-Up Payments will not have been made by the Company that should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Executive hereafter is required to make a payment of any Excise Tax, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive. Upon notice by the Executive of any audit or other proceeding that may result in a liability to the Company hereunder, the Executive shall promptly notify the Company of such audit or other proceeding; and the Company may, at its option, but solely with respect to the item or items that relate to such potential liability, choose to assume the defense of such audit or other proceeding at its own cost, provided that (i) the Executive shall cooperate with the Company in such defense and (ii) the Company will not settle such audit or other proceeding without the consent of the Executive (such consent not to be unreasonably withheld). The highest effective marginal tax rate (determined by taking into account any reduction in itemized deductions and/or exemptions attributable to the inclusion of the additional amounts payable under this Section 7 in the Executive's adjusted gross or taxable income) based upon the state and locality where the Executive is resident at the time of payment of such amounts will be used for purposes of determining the federal and state income and other taxes with respect thereto.

8.       INDEMNIFICATION.

         (a) The Company agrees to indemnify the Executive to the fullest extent permitted by law if the Executive is a party or threatened to be made a party to any Proceeding (as defined below).

         (b) If requested by the Executive, the Company shall advance (within two business days of such request) any and all Expenses, as defined below, relating to a Proceeding to the Executive (an "Expense Advance"), upon the receipt of a written undertaking by or on behalf of the Executive to repay such Expense Advance if a judgment or other final adjudication adverse to the Executive (as to which all rights of appeal therefrom have been exhausted or lapsed) establishes that the Executive is not entitled to indemnification by the Company. Expenses shall include attorney's fees and all other costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Proceeding.

         (c) The Company agrees to obtain a directors' and officers' liability insurance policy covering the Executive and to continue and maintain such policy. The amount of coverage shall be reasonable in relation to the Executive's position and responsibilities during his employment by the Company.

         (d) This Section 8 is a supplement to and in furtherance of the Certificate of Incorporation and Bylaws of the Company and shall not be deemed a substitute therefor, or diminish or abrogate any rights of the Executive thereunder.

         (e) For purposes of Section 8(a), the meaning of the phrase "to the fullest extent permitted by law" shall include but not be limited to:

                  (i) to the fullest extent permitted by the provision of the Delaware General Corporation Law ("DGCL") that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL, and

                  (ii) to the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

         (f) For purposes of Sections 8(a) and 8(b), "Proceeding" shall mean any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Executive was, is or will be involved as a party or otherwise by reason of the fact that the Executive is or was a director or officer of the Company, by reason of any action taken by him or of any action on his part while acting as director or officer of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement.

9.       SUCCESSORS.

         (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment shall be a material breach of this Agreement and shall entitle the Executive to terminate the Executive's employment for Good Reason and receive the compensation provided for in Section 4 hereof. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 9 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

         (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee or other designee or, if there be no such designee, to the Executive's estate.

10.      NOTICE.

         For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

         If to the Company:

         Transaction Systems Architects, Inc.
         224 South 108 Avenue
         Omaha, NE 68154
         Attn:    President

         If to the Executive:

         ---------------------------------------
         ---------------------------------------
         ---------------------------------------

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

11.      MISCELLANEOUS.

        No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska, without giving effect to any principles of conflicts of law.

12.      CONFLICT IN BENEFITS.

        Except as otherwise provided in the preceding sentences, this Agreement is not intended to and shall not limit or terminate any other agreement or arrangement between the Executive and the Company presently in effect or hereafter entered into.

13.      VALIDITY.

        The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

14.      SURVIVORSHIP.

        The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations and to the extent that any performance is required following termination of this Agreement. Without limiting the foregoing, Sections 7, 8 and 15 shall expressly survive the termination of this Agreement.

15.      LEGAL FEES AND EXPENSES.

        If a claim or dispute arises concerning the rights of the Executive under this Agreement, regardless of the party by whom such claim or dispute is initiated, the Company shall, upon presentation of appropriate vouchers, pay all legal expenses, including reasonable attorneys' fees, court costs, and ordinary and necessary out-of-pocket costs of attorneys, billed to and payable by the Executive or by anyone claiming under or through the Executive, in connection with the bringing, prosecuting, arbitrating, defending, litigating, negotiating, or settling such claim or dispute. In no event shall the Executive be required to reimburse the Company for any of the costs or expenses incurred by the Company relating to arbitration or litigation. Pending the outcome or resolution of any claim or dispute, the Company shall continue payment of all amounts due the Executive without regard to any dispute.

16.      EFFECTIVE DATE.

        This Agreement shall become effective upon execution.

17.      COUNTERPARTS.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

18.      NO GUARANTEE OF EMPLOYMENT.

        Neither this Agreement nor any action taken hereunder shall be construed as giving the Executive the right to be retained in employment with the Company, nor shall it interfere with either the Company's right to terminate the employment of the Executive at any time or the Executive's right to terminate his employment at any time.

19.      NO ASSIGNMENT BY EXECUTIVE.

        Except as otherwise provided in Section 9(b), the Executive's rights and interest under this Agreement shall not be assignable (in law or in equity) or subject to any manner of alienation, sale, transfer, claims of creditors, pledge, attachment, garnishment, levy, execution or encumbrances of any kind.

20.      WAIVER.

        The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. Any waiver of any provision of this Agreement shall not be deemed to be a waiver of any other provision, and any waiver of default in any provision of this Agreement shall not be deemed to be a waiver of any later default thereof or of any other provision.

21.      WITHHOLDING.

        All amounts paid pursuant to this Agreement shall be subject to withholding for taxes (federal, state, local or otherwise) to the extent required by applicable law.

22.      HEADINGS.

        The headings of this Agreement have been inserted for convenience of reference only and are to be ignored in the construction of the provisions hereof.

23.      NUMBER AND GENDER.

        The use of the singular shall be interpreted to include the plural and the plural the singular, as the context requires. The use of the masculine, feminine or neuter shall be interpreted to include the masculine, feminine or neuter as the context shall require.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                            TRANSACTION SYSTEMS ARCHITECTS, INC.

Date:                                       By:
     -------------------------------            --------------------------------

                                            EXECUTIVE:

Date:
     -------------------------------            --------------------------------

                                   APPENDIX A

         EXAMPLE 1 - Executive was employed by the Company for 1-1/3 fiscal years preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period and $120,000 for the full fiscal year. The Executive's Base Amount is $105,000.

                        Year 1:  3  x  $30,000  =  $90,000
                        Year 2:  $120,000
                        [90,000 + 120,000] / 2 = $105,000

                        $105,000 is the average fiscal-year Compensation for the Base Period.

         EXAMPLE 2 - Assume the same facts as in Example 1, except that the Executive also received a $70,000 sign-on bonus when his employment with the Company commenced at the beginning of the 4-month period. The Executive's Base Amount is $140,000

                        Year 1: [3 x $30,000] + $70,000 = $160,000
                        Year 2: $120,000
                        [160,000 + 120,000] / 2 = $140,000

         Since the sign-on bonus will not be paid more often than once per fiscal year, the amount of the bonus is not increased in annualizing the Executive's Compensation for the 4-month period.

         EXAMPLE 3 - Executive was employed by the Company for the last 4 months of the fiscal year preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period. The Executive's Base Amount is $90,000.

                        Year 1:  3 x $30,000 = $90,000
                        $90,000 / 1 = $90,000

                        $90,000 is the average fiscal-year Compensation for the Base Period.

                        SEVERANCE COMPENSATION AGREEMENT

         SEVERANCE COMPENSATION AGREEMENT dated as of July 31, 1999 between Transaction Systems Architects, Inc., a Delaware corporation (the "Company"), and Don McLarty (the "Executive").

         WHEREAS, the Company's Board of Directors has determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control of the Company;

         NOW, THEREFORE, this Agreement sets forth the severance compensation which the Company agrees it will pay to the Executive if the Executive's employment with the Company terminates under certain circumstances described herein following a Change in Control (as defined herein) and the other benefits the Company will provide the Executive following a Change in Control.

1.       TERM.

         This Agreement shall terminate, except to the extent that any obligation of the Company hereunder remains unpaid as of such time, upon the earlier of (i) the termination of Executive's employment for any reason prior to a Change in Control; and (ii) three years after the date of a Change in Control.

2.       CHANGE IN CONTROL.

         For purposes of this Agreement, Change in Control shall mean:

         (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (C) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in subclauses (i), (ii) and (iii) of clause (c) of this
Section 2 are satisfied; or

         (b) if individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) approval by the stockholders of the Company of a reorganization, merger or consolidation, unless following such reorganization, merger or consolidation (i) more than 60% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the resulting corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the resulting corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

         (d) (i) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (ii) the first to occur of (A) the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (B) the approval by the stockholders of the Company of any such sale or disposition, other than, in each case, any such sale or disposition to a corporation, with respect to which immediately thereafter, (1) more than 60% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the transferee corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the transferee corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such transferee corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of such transferee corporation and the combined voting power of the then-outstanding voting securities of such transferee corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such transferee corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board providing for such sale or other disposition of assets of the Company.

3.       TERMINATION FOLLOWING A CHANGE IN CONTROL.

         (a) The Executive shall be entitled to the compensation provided in
Section 4 of this Agreement if all of the following conditions are satisfied:

                  (i) there is a Change in Control of the Company while the Executive is still an employee of the Company;

                  (ii) the Executive's employment with the Company is terminated within two years after the Change in Control; and

                  (iii) the Executive's termination of employment is not a result of (A) the Executive's death; (B) the Executive's Disability (as defined in Section 3(b) below; (C) the Executive's Retirement (as defined in Section 3(c) below); (D) the Executive's termination by the Company for Cause (as defined in Section 3(d) below); or (E) the Executive's decision to terminate employment other than for Good Reason (as defined in Section 3(e) below).

         (b) If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been unable, with or without a reasonable accommodation, to perform his duties with the Company on a full-time basis for six months and within 30 days after a Notice of

Termination (as defined in Section 3(f) below) is thereafter given by the Company, the Executive shall not have returned to the full-time performance of the Executive's duties, the Company may terminate the Executive's employment for "Disability". If there is a Change in Control of the Company while the Executive is still an employee and if the Executive's employment with the Company is terminated for Disability within two years after the Change in Control, the Executive shall be entitled to receive in a lump sum cash payment within five days after his Date of Termination (as defined in Section 3(g) below) the following:

                 (i) one times the Base Amount (as defined in Section 4(b)(i)) determined with respect to the Base Period (as defined in Section 4(b)(ii)); plus

                 (ii) his earned but unpaid base salary through his Date of Termination; plus

                 (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                 (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points.

         (c) For purposes of this Agreement only, "Retirement" shall mean termination by the Company or the Executive of the Executive's employment based on the Executive's having reached age 65 or such other age as shall have been fixed in any arrangement established pursuant to this Agreement with the Executive's consent with respect to the Executive.

         (d) For purposes of this Agreement only, "Cause" shall mean: (i) the Executive's conviction of a felony involving moral turpitude; or (ii) the Executive's serious, willful gross misconduct or willful gross neglect of duties (other than any such neglect resulting from the Executive's incapacity due to physical or mental illness or any such neglect after the issuance of a Notice of Termination by the Executive for Good Reason, as such terms are defined in subsections (e) and (f) below), which, in either case, has resulted, or in all probability is likely to result, in material economic damage to the Company; provided no act or failure to act by the Executive will constitute "Cause" under clause (ii) if the Executive believed in good faith that such act or failure to act was in the best interest of the Company.

         For purposes of this Agreement only, any termination of the Executive's employment by the Company for Cause shall be authorized by a vote of at least a majority of the non-employee members of the Board of Directors of the Company (the "Board") within 12 months of a majority of such non-employee members of the Board having actual knowledge of the event or circumstances providing a basis for such termination. In the case of clause (ii) of the second sentence of this subsection (d), the Executive shall be given notice by the Board specifying in detail the particular act or failure to act on which the Board is relying in proposing to terminate him for Cause and offering the Executive an opportunity, on a date at least 14 days after receipt of such notice, to have a hearing, with counsel, before a majority of the non-employee members of the Board, including each of the members of the Board who authorized the termination for Cause. The Executive shall not be terminated for Cause if, within 30 days after the date of the Executive's hearing before the Board (or if the Executive waives a hearing, within 30 days after receiving notice of the proposed termination), he has corrected the particular act or failure to act specified in the notice and by so correcting such act or failure to act he has reduced the economic damage his act or failure to act has allegedly caused the Company to a level which is no longer material or has eliminated the probability that such act or failure to act is likely to result in material economic damage to the Company. No termination for Cause shall take effect until the expiration of the correction period described in the preceding sentence and the determination by a majority of the non-employee members of the Board that the Executive has failed to correct the act or failure to act in accordance with the terms of the preceding sentence.

         Anything herein to the contrary notwithstanding, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony involving moral turpitude such conviction is finally overturned on appeal, the Executive shall be entitled to the compensation provided in Sections 4(a) and 4(c). In lieu of the interest provided in clause (iv) of the first sentence of Section 4(a) and the interest provided in the second sentence of Section 4(c), however, the compensation provided in Sections 4(a) and 4(c) shall be increased by a ten percent rate of interest, compounded annually, calculated from the date such compensation would have been paid if the Executive's employment had been terminated without Cause.

         (e) For purposes of this Agreement, "Good Reason" shall mean, after any Change in Control and without the Executive's express written consent, any of the following:

                  (i) a significant diminution in the Executive's duties and responsibilities, or the assignment to the Executive by the Company of duties inconsistent with the Executive's position, duties, responsibilities or status with the Company immediately prior to a Change in Control of the Company, or a change in the Executive's titles or offices as in effect immediately prior to a Change in Control of the Company, or any removal of the Executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of his employment for Disability, Retirement or Cause or as a result of the Executive's death or by the Executive other than for Good Reason;

                  (ii) a reduction by the Company in the Executive's annual rate of base salary as in effect on the date hereof or as the same may be increased from time to time during the term of this Agreement or the Company's failure to increase (within 12 months of the Executive's last increase in his annual rate of base salary) the Executive's annual rate of base salary after a Change in Control of the Company in an amount which at least equals, on a percentage basis, the greater of (A) the average percentage increase in the annual rate of base salary for all officers of the Company effected in the preceding 12 months; or (B) the Consumer Price Index as published by the United States Government (or, in the event such index is discontinued, any similar index published by the United States Government as designated in good faith by the Executive); provided, however, that nothing contained in this clause (ii) shall be construed under any circumstances as permitting the Company to decrease the Executive's annual rate of base salary;

                  (iii) (A) any failure by the Company to continue in effect any benefit plan or arrangement (including, without limitation, the life insurance, medical, dental, accident and disability plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing the Executive with benefits that are no less favorable (hereinafter referred to as "Benefit Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Benefit Plan or deprive the Executive of any material fringe benefit or perquisite of office enjoyed by the Executive at the time of a Change in Control of the Company, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Benefit Plan being altered, reduced, affected or ended;

                  (iv) (A) any failure by the Company to continue in effect any incentive plan or arrangement (including, without limitation, the Company's bonus arrangements, the Transaction Systems Architects, Inc. Deferred Compensation Plan, the Transaction Systems Architects, Inc. 401(k) Plan, the sales incentive plans, and the management incentive plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plans or arrangements providing him with substantially similar benefits, (hereinafter referred to as "Incentive Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in any such Incentive Plan or reduce the Executive's benefits under any such Incentive Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Incentive Plan being altered, reduced, affected or ended, or (C) any failure by the Company with respect to any fiscal year to make an award to the Executive pursuant to each such Incentive Plan or such substituted comparable plan or program equal to or greater than the greater of (1) the award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan or program with respect to the immediately preceding fiscal year or (2) the average annual award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan with respect to the prior three fiscal years (or such lesser number of prior fiscal years that the Executive was employed by the Company or that the Incentive Plan (together with any substituted comparable plan) was maintained);

                  (v) (A) any failure by the Company to continue in effect any plan or arrangement to receive securities of the Company (including, without limitation, the

         Transaction Systems Architects, Inc. 1999 Employee Stock Purchase Plan and the Transaction Systems Architects Inc. 1999 Stock Option Plan) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing him with substantially similar benefits, (hereinafter referred to as "Securities Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Securities Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Securities Plan being altered, reduced, affected or ended, or (C) any failure by the Company in any fiscal year to grant stock options, stock appreciation rights or securities awards to the Executive pursuant to such Securities Plans with respect to an aggregate number of securities of the Company of each kind that is equal to or greater than the greater of (1) the aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights or securities awards granted to the Executive pursuant to such Securities Plans in the immediately preceding fiscal year or (2) the average annual aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights, or securities awards granted to the Executive pursuant to such Securities Plans in the prior three fiscal years; and provided further the material terms and conditions of such stock options, stock appreciation rights, and securities awards granted to the Executive after the Change in Control (including, but not limited to, the exercise price, vesting schedule, period and methods of exercise, expiration date, forfeiture provisions and other restrictions) are substantially similar to the material terms and conditions of the stock options, stock appreciation rights, and securities awards granted to the Executive under the Securities Plans immediately prior to the Change in Control of the Company;

                  (vi) the Executive's relocation more than 50 miles from the location at which the Executive performed the Executive's duties prior to a Change in Control of the Company, except for required travel by the Executive on the Company's business to an extent substantially consistent with the Executive's business travel obligations at the time of a Change in Control of the Company;

                  (vii) any failure by the Company to provide the Executive with the number of annual paid vacation days to which the Executive is entitled for the year in which a Change in Control of the Company occurs;

                  (viii) any material breach by the Company of any provision of this Agreement;

                  (ix) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company prior to such succession or assignment;

                  (x) any failure by the Company or its successor to enter into an agreement with the Executive that is substantially similar to this Agreement with respect to a Change in Control of the Company or its successor occurring thereafter; or

                  (xi) any purported termination of the Executive's employment by the Company pursuant to Section 3(b), 3(c) or 3(d) above which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 3(f) below (and, if applicable, Section 3(d) above), and for purposes of this Agreement, no such purported termination shall be effective.

For purposes of this subsection (e), an isolated, immaterial, and inadvertent action not taken in bad faith by the Company in violation of clause (ii), (iii),
(iv), (v) or (vii) of this subsection that is remedied by the Company promptly after receipt of notice thereof given by the Executive shall not be considered Good Reason for the Executive's termination of employment with the Company. In the event the Executive terminates his employment for Good Reason hereunder, then notwithstanding that the Executive may also retire for purposes of the Benefit Plans, Incentive Plans or Securities Plans, the Executive shall be deemed to have terminated his employment for Good Reason for purposes of this Agreement.

         (f) Any termination of the Executive by the Company pursuant to Section 3(b), 3(c) or 3(d) above, or by the Executive pursuant to Section 3(e) above, shall be communicated by a Notice of Termination to the other party hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate those specific termination provisions in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. For purposes of this Agreement, no such purported termination by the Company shall be effective without such Notice of Termination.

         (g) "Date of Termination" shall mean (i) if the Executive's employment is terminated by the Company for Disability, 30 days after Notice of Termination is given to the Executive (provided that the Executive shall not have returned to the performance of the Executive's duties on a full-time basis during such 30-day period), (ii) if the Executive's employment is terminated by the Executive for Good Reason, the date specified in the Notice of Termination, and
(iii) if the Executive's employment is terminated by the Company for any other reason, the date on which a Notice of Termination is given; provided, however, that if within 30 days after any Notice of Termination is given to the Executive by the Company, the Executive notifies the Company that a dispute exists concerning the termination, the Date of Termination shall be the date the dispute is finally determined, whether by mutual written agreement of the parties or upon final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

4.       SEVERANCE COMPENSATION UPON TERMINATION OF EMPLOYMENT.

         (a) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Company shall pay to the Executive in a lump sum cash payment within five days after the Date of Termination the following:

                  (i) the Severance Amount as defined in Section 4(b) below;
         plus

                  (ii) his earned but unpaid base salary through his Date of Termination; plus

                  (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                  (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points, compounded annually.

         (b) "Severance Amount" shall mean an amount equal to one times the Base Amount (as defined below) determined with respect to the Base Period (as defined below); provided, however, in no event shall the Severance Amount be less than two times the Executive's annual rate of base salary at the higher of the annual rate in effect (i) immediately prior to the Date of Termination or (ii) on the date six months prior to the Date of Termination. For purposes of this subsection (b):

                  (i) "Base Amount" means the Executive's average fiscal-year Compensation (as defined below) for fiscal years of the Company in the Base Period. Such average shall be computed by dividing the total of the Executive's Compensation for the Base Period by the number of fiscal years in the Base Period. If the Executive's Base Period includes a portion of a fiscal year during which he was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below), the Executive's Compensation for such fiscal year shall be annualized before determining the average fiscal-year Compensation for the Base Period. In annualizing Compensation, the frequency with which payments are expected to be made over a fiscal year shall be taken into account; thus, any amount of Compensation that represents a payment that will not be made more often than once per fiscal year is not annualized. Set forth on Appendix A, which is attached hereto and made a part hereof, are three examples illustrating the calculation of the Base Amount.

                  (ii) "Base Period" means the most recent two consecutive fiscal years of the Company ending prior to the Date of Termination. However, if the Executive was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below) at any time during one of such two fiscal years, the Executive's Base Period is the one fiscal year of such two-fiscal-year period during which the Executive performed personal services for the Company or a predecessor entity or a related entity.

                  (iii) "Compensation" means the compensation which was payable by the Company, by a predecessor entity, or by a related entity and which was includible in the gross income of the Executive (or either was excludible from such gross income as

         "foreign earned income" within the meaning of Section 911 of the Internal Revenue Code of 1986, as amended (the "Code"), or would have been includible in such gross income if the Executive had been a United States citizen or resident), but excluding the following: (A) amounts realized from the exercise of a non-qualified stock option; and (B) amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option described in Code Section 422(b) or under an employee stock purchase plan described in Code
         Section 423(b). Notwithstanding the preceding sentence, Compensation shall be determined without regard to any compensation deferral election under any plan, program or arrangement, qualified or nonqualified, maintained or contributed to by the Company, a predecessor entity or a related entity, including but not limited to a cash-or-deferred arrangement described in Code Section 401(k), a cafeteria plan described in Code Section 125 or a nonqualified deferred compensation plan. A "predecessor entity" is any entity which, as a result of a merger, consolidation, purchase or acquisition of property or stock, corporate separation, or other similar business transaction transfers some or all of its employees to the Company or to a related entity or to a predecessor entity of the Company. The term "related entity" includes any entity treated as a single employer with the Company in accordance with subsections (b), (c), (m) and (o) of Code
         Section 414.

         (c) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Executive will be entitled to continued participation in all employee benefit plans or programs available to Company employees generally in which the Executive was participating on the Date of Termination, such continued participation to be at Company cost and otherwise on the same basis as Company employees generally, until the earlier of (i) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis) or (ii) two years from the Date of Termination; provided (A) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this sentence, he shall be paid, in a lump sum cash payment, within 30 days following the date it is determined he is unable to participate in any employee benefit plan or program, the after-tax economic equivalent of the benefits provided under the plan or program in which he is unable to participate for the period specified in this sentence, and (B) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit for himself (including family or dependent coverage, if applicable) on an individual basis. The Executive shall be eligible for group health plan continuation coverage under and in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, when he ceases to be eligible for continued participation in the Company's group health plan under this subsection (e).

5.       NO OBLIGATION TO MITIGATE DAMAGES;
         NO EFFECT ON OTHER CONTRACTUAL RIGHTS.

         (a) The Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer after the Date of Termination or otherwise.

         (b) The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any Benefit Plan, Incentive Plan or Securities Plan, employment agreement or other contract, plan or agreement with or of the Company.

6.       INCENTIVE AWARDS.

         In the event of a Change in Control of the Company, then notwithstanding the terms and conditions of any Incentive Plan, the Company agrees (i) to immediately and fully vest all unvested awards, units, and benefits (other than options to acquire securities of the Company or awards of securities of the Company) which have been awarded or allocated to the Executive under the Incentive Plans; and (ii) upon the exercise of such awards or units or the distribution of such benefits, to pay all amounts due under the Incentive Plans solely in cash.

7.       CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

         (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section
7) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

         (b) All determinations required to be made under this Section 7, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Accounting Firm which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. The determination of tax liability made by the Accounting Firm shall be subject to review by the Executive's tax advisor, and, if the Executive's tax advisor does not agree with the determination reached by the Accounting Firm, then the Accounting Firm and the Executive's tax advisor shall jointly designate a nationally recognized public accounting firm which shall make the determination. All fees and expenses of the accountants and tax advisors retained by both the Executive and the Company shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 7, shall be paid by the Company to the Executive within five days after the receipt of the determination. Any determination by such jointly designated public accounting firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination hereunder, it is possible that Gross-Up Payments will not have been made by the Company that should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Executive hereafter is required to make a payment of any Excise Tax, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive. Upon notice by the Executive of any audit or other proceeding that may result in a liability to the Company hereunder, the Executive shall promptly notify the Company of such audit or other proceeding; and the Company may, at its option, but solely with respect to the item or items that relate to such potential liability, choose to assume the defense of such audit or other proceeding at its own cost, provided that (i) the Executive shall cooperate with the Company in such defense and (ii) the Company will not settle such audit or other proceeding without the consent of the Executive (such consent not to be unreasonably withheld). The highest effective marginal tax rate (determined by taking into account any reduction in itemized deductions and/or exemptions attributable to the inclusion of the additional amounts payable under this Section 7 in the Executive's adjusted gross or taxable income) based upon the state and locality where the Executive is resident at the time of payment of such amounts will be used for purposes of determining the federal and state income and other taxes with respect thereto.

8.       INDEMNIFICATION.

         (a) The Company agrees to indemnify the Executive to the fullest extent permitted by law if the Executive is a party or threatened to be made a party to any Proceeding (as defined below).

         (b) If requested by the Executive, the Company shall advance (within two business days of such request) any and all Expenses, as defined below, relating to a Proceeding to the Executive (an "Expense Advance"), upon the receipt of a written undertaking by or on behalf of the Executive to repay such Expense Advance if a judgment or other final adjudication adverse to the Executive (as to which all rights of appeal therefrom have been exhausted or lapsed) establishes that the Executive is not entitled to indemnification by the Company. Expenses shall include attorney's fees and all other costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Proceeding.

         (c) The Company agrees to obtain a directors' and officers' liability insurance policy covering the Executive and to continue and maintain such policy. The amount of coverage shall be reasonable in relation to the Executive's position and responsibilities during his employment by the Company.

         (d) This Section 8 is a supplement to and in furtherance of the Certificate of Incorporation and Bylaws of the Company and shall not be deemed a substitute therefor, or diminish or abrogate any rights of the Executive thereunder.

         (e) For purposes of Section 8(a), the meaning of the phrase "to the fullest extent permitted by law" shall include but not be limited to:

                  (i) to the fullest extent permitted by the provision of the Delaware General Corporation Law ("DGCL") that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL, and

                  (ii) to the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

         (f) For purposes of Sections 8(a) and 8(b), "Proceeding" shall mean any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Executive was, is or will be involved as a party or otherwise by reason of the fact that the Executive is or was a director or officer of the Company, by reason of any action taken by him or of any action on his part while acting as director or officer of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement.

9.       SUCCESSORS.

         (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment shall be a material breach of this Agreement and shall entitle the Executive to terminate the Executive's employment for Good Reason and receive the compensation provided for in Section 4 hereof. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 9 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

         (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee or other designee or, if there be no such designee, to the Executive's estate.

10.      NOTICE.

         For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

         If to the Company:

         Transaction Systems Architects, Inc.
         224 South 108 Avenue
         Omaha, NE 68154
         Attn:    President

         If to the Executive:

         ---------------------------------------------
         ---------------------------------------------
         ---------------------------------------------

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

11.      MISCELLANEOUS.

        No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska, without giving effect to any principles of conflicts of law.

12.      CONFLICT IN BENEFITS.

        Except as otherwise provided in the preceding sentences, this Agreement is not intended to and shall not limit or terminate any other agreement or arrangement between the Executive and the Company presently in effect or hereafter entered into.

13.      VALIDITY.

        The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

14.      SURVIVORSHIP.

        The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations and to the extent that any performance is required following termination of this Agreement. Without limiting the foregoing, Sections 7, 8 and 15 shall expressly survive the termination of this Agreement.

15.      LEGAL FEES AND EXPENSES.

        If a claim or dispute arises concerning the rights of the Executive under this Agreement, regardless of the party by whom such claim or dispute is initiated, the Company shall, upon presentation of appropriate vouchers, pay all legal expenses, including reasonable attorneys' fees, court costs, and ordinary and necessary out-of-pocket costs of attorneys, billed to and payable by the Executive or by anyone claiming under or through the Executive, in connection with the bringing, prosecuting, arbitrating, defending, litigating, negotiating, or settling such claim or dispute. In no event shall the Executive be required to reimburse the Company for any of the costs or expenses incurred by the Company relating to arbitration or litigation. Pending the outcome or resolution of any claim or dispute, the Company shall continue payment of all amounts due the Executive without regard to any dispute.

16.      EFFECTIVE DATE.

        This Agreement shall become effective upon execution.

17.      COUNTERPARTS.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

18.      NO GUARANTEE OF EMPLOYMENT.

        Neither this Agreement nor any action taken hereunder shall be construed as giving the Executive the right to be retained in employment with the Company, nor shall it interfere with either the Company's right to terminate the employment of the Executive at any time or the Executive's right to terminate his employment at any time.

19.      NO ASSIGNMENT BY EXECUTIVE.

        Except as otherwise provided in Section 9(b), the Executive's rights and interest under this Agreement shall not be assignable (in law or in equity) or subject to any manner of alienation, sale, transfer, claims of creditors, pledge, attachment, garnishment, levy, execution or encumbrances of any kind.

20.      WAIVER.

        The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. Any waiver of any provision of this Agreement shall not be deemed to be a waiver of any other provision, and any waiver of default in any provision of this Agreement shall not be deemed to be a waiver of any later default thereof or of any other provision.

21.      WITHHOLDING.

        All amounts paid pursuant to this Agreement shall be subject to withholding for taxes (federal, state, local or otherwise) to the extent required by applicable law.

22.      HEADINGS.

        The headings of this Agreement have been inserted for convenience of reference only and are to be ignored in the construction of the provisions hereof.

23.      NUMBER AND GENDER.

        The use of the singular shall be interpreted to include the plural and the plural the singular, as the context requires. The use of the masculine, feminine or neuter shall be interpreted to include the masculine, feminine or neuter as the context shall require.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                            TRANSACTION SYSTEMS ARCHITECTS, INC.

Date:                                       By:
      --------------------------               ---------------------------------

                                            EXECUTIVE:

Date:
      --------------------------            ------------------------------------

                                   APPENDIX A

         EXAMPLE 1 - Executive was employed by the Company for 1-1/3 fiscal years preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period and $120,000 for the full fiscal year. The Executive's Base Amount is $105,000.

                        Year 1:  3  x  $30,000  =  $90,000
                        Year 2:  $120,000
                        [90,000 + 120,000] / 2 = $105,000

                        $105,000 is the average fiscal-year Compensation for the Base Period.

         EXAMPLE 2 - Assume the same facts as in Example 1, except that the Executive also received a $70,000 sign-on bonus when his employment with the Company commenced at the beginning of the 4-month period.

         The Executive's Base Amount is $140,000

                        Year 1: [3 x $30,000] + $70,000 = $160,000
                        Year 2: $120,000
                        [160,000 + 120,000] / 2 = $140,000

         Since the sign-on bonus will not be paid more often than once per fiscal year, the amount of the bonus is not increased in annualizing the Executive's Compensation for the 4-month period.

         EXAMPLE 3 - Executive was employed by the Company for the last 4 months of the fiscal year preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period. The Executive's Base Amount is $90,000.

                        Year 1:  3 x $30,000 = $90,000
                        $90,000 / 1 = $90,000

                        $90,000 is the average fiscal-year Compensation for the Base Period.

                        SEVERANCE COMPENSATION AGREEMENT

         SEVERANCE COMPENSATION AGREEMENT dated as of July 31, 1999 between Transaction Systems Architects, Inc., a Delaware corporation (the "Company"), and Tony Parkinson (the "Executive").

         WHEREAS, the Company's Board of Directors has determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control of the Company;

         NOW, THEREFORE, this Agreement sets forth the severance compensation which the Company agrees it will pay to the Executive if the Executive's employment with the Company terminates under certain circumstances described herein following a Change in Control (as defined herein) and the other benefits the Company will provide the Executive following a Change in Control.

1.       TERM.

         This Agreement shall terminate, except to the extent that any obligation of the Company hereunder remains unpaid as of such time, upon the earlier of (i) the termination of Executive's employment for any reason prior to a Change in Control; and (ii) three years after the date of a Change in Control.

2.       CHANGE IN CONTROL.

         For purposes of this Agreement, Change in Control shall mean:

         (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (C) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in subclauses (i), (ii) and (iii) of clause (c) of this
Section 2 are satisfied; or

         (b) if individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) approval by the stockholders of the Company of a reorganization, merger or consolidation, unless following such reorganization, merger or consolidation (i) more than 60% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the resulting corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the resulting corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

         (d) (i) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (ii) the first to occur of (A) the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (B) the approval by the stockholders of the Company of any such sale or disposition, other than, in each case, any such sale or disposition to a corporation, with respect to which immediately thereafter, (1) more than 60% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the transferee corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the transferee corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such transferee corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of such transferee corporation and the combined voting power of the then-outstanding voting securities of such transferee corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such transferee corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board providing for such sale or other disposition of assets of the Company.

3.       TERMINATION FOLLOWING A CHANGE IN CONTROL.

         (a) The Executive shall be entitled to the compensation provided in
Section 4 of this Agreement if all of the following conditions are satisfied:

                  (i) there is a Change in Control of the Company while the Executive is still an employee of the Company;

                 (ii) the Executive's employment with the Company is terminated within two years after the Change in Control; and

                 (iii) the Executive's termination of employment is not a result of (A) the Executive's death; (B) the Executive's Disability (as defined in Section 3(b) below; (C) the Executive's Retirement (as defined in Section 3(c) below); (D) the Executive's termination by the Company for Cause (as defined in Section 3(d) below); or (E) the Executive's decision to terminate employment other than for Good Reason (as defined in Section 3(e) below).

         (b) If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been unable, with or without a reasonable accommodation, to perform his duties with the Company on a full-time basis for six months and within 30 days after a Notice of

Termination (as defined in Section 3(f) below) is thereafter given by the Company, the Executive shall not have returned to the full-time performance of the Executive's duties, the Company may terminate the Executive's employment for "Disability". If there is a Change in Control of the Company while the Executive is still an employee and if the Executive's employment with the Company is terminated for Disability within two years after the Change in Control, the Executive shall be entitled to receive in a lump sum cash payment within five days after his Date of Termination (as defined in Section 3(g) below) the following:

                 (i) one times the Base Amount (as defined in Section 4(b)(i)) determined with respect to the Base Period (as defined in Section 4(b)(ii)); plus

                  (ii) his earned but unpaid base salary through his Date of Termination; plus

                 (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                 (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points.

         (c) For purposes of this Agreement only, "Retirement" shall mean termination by the Company or the Executive of the Executive's employment based on the Executive's having reached age 65 or such other age as shall have been fixed in any arrangement established pursuant to this Agreement with the Executive's consent with respect to the Executive.

         (d) For purposes of this Agreement only, "Cause" shall mean: (i) the Executive's conviction of a felony involving moral turpitude; or (ii) the Executive's serious, willful gross misconduct or willful gross neglect of duties (other than any such neglect resulting from the Executive's incapacity due to physical or mental illness or any such neglect after the issuance of a Notice of Termination by the Executive for Good Reason, as such terms are defined in subsections (e) and (f) below), which, in either case, has resulted, or in all probability is likely to result, in material economic damage to the Company; provided no act or failure to act by the Executive will constitute "Cause" under clause (ii) if the Executive believed in good faith that such act or failure to act was in the best interest of the Company.

         For purposes of this Agreement only, any termination of the Executive's employment by the Company for Cause shall be authorized by a vote of at least a majority of the non-employee members of the Board of Directors of the Company (the "Board") within 12 months of a majority of such non-employee members of the Board having actual knowledge of the event or circumstances providing a basis for such termination. In the case of clause (ii) of the second sentence of this subsection (d), the Executive shall be given notice by the Board specifying in detail the particular act or failure to act on which the Board is relying in proposing to terminate him for Cause and offering the Executive an opportunity, on a date at least 14 days after receipt of such notice, to have a hearing, with counsel, before a majority of the non-employee members of the Board, including each of the members of the Board who authorized the termination for Cause. The Executive shall not be terminated for Cause if, within 30 days after the date of the Executive's hearing before the Board (or if the Executive waives a hearing, within 30 days after receiving notice of the proposed termination), he has corrected the particular act or failure to act specified in the notice and by so correcting such act or failure to act he has reduced the economic damage his act or failure to act has allegedly caused the Company to a level which is no longer material or has eliminated the probability that such act or failure to act is likely to result in material economic damage to the Company. No termination for Cause shall take effect until the expiration of the correction period described in the preceding sentence and the determination by a majority of the non-employee members of the Board that the Executive has failed to correct the act or failure to act in accordance with the terms of the preceding sentence.

         Anything herein to the contrary notwithstanding, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony involving moral turpitude such conviction is finally overturned on appeal, the Executive shall be entitled to the compensation provided in Sections 4(a) and 4(c). In lieu of the interest provided in clause (iv) of the first sentence of Section 4(a) and the interest provided in the second sentence of Section 4(c), however, the compensation provided in Sections 4(a) and 4(c) shall be increased by a ten percent rate of interest, compounded annually, calculated from the date such compensation would have been paid if the Executive's employment had been terminated without Cause.

         (e) For purposes of this Agreement, "Good Reason" shall mean, after any Change in Control and without the Executive's express written consent, any of the following:

                  (i) a significant diminution in the Executive's duties and responsibilities, or the assignment to the Executive by the Company of duties inconsistent with the Executive's position, duties, responsibilities or status with the Company immediately prior to a Change in Control of the Company, or a change in the Executive's titles or offices as in effect immediately prior to a Change in Control of the Company, or any removal of the Executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of his employment for Disability, Retirement or Cause or as a result of the Executive's death or by the Executive other than for Good Reason;

                  (ii) a reduction by the Company in the Executive's annual rate of base salary as in effect on the date hereof or as the same may be increased from time to time during the term of this Agreement or the Company's failure to increase (within 12 months of the Executive's last increase in his annual rate of base salary) the Executive's annual rate of base salary after a Change in Control of the Company in an amount which at least equals, on a percentage basis, the greater of (A) the average percentage increase in the annual rate of base salary for all officers of the Company effected in the preceding 12 months; or (B) the Consumer Price Index as published by the United States Government (or, in the event such index is discontinued, any similar index published by the United States Government as designated in good faith by the Executive); provided, however, that nothing contained in this clause (ii) shall be construed under any circumstances as permitting the Company to decrease the Executive's annual rate of base salary;

                  (iii) (A) any failure by the Company to continue in effect any benefit plan or arrangement (including, without limitation, the life insurance, medical, dental, accident and disability plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing the Executive with benefits that are no less favorable (hereinafter referred to as "Benefit Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Benefit Plan or deprive the Executive of any material fringe benefit or perquisite of office enjoyed by the Executive at the time of a Change in Control of the Company, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Benefit Plan being altered, reduced, affected or ended;

                  (iv) (A) any failure by the Company to continue in effect any incentive plan or arrangement (including, without limitation, the Company's bonus arrangements, the Transaction Systems Architects, Inc. Deferred Compensation Plan, the Transaction Systems Architects, Inc. 401(k) Plan, the sales incentive plans, and the management incentive plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plans or arrangements providing him with substantially similar benefits, (hereinafter referred to as "Incentive Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in any such Incentive Plan or reduce the Executive's benefits under any such Incentive Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Incentive Plan being altered, reduced, affected or ended, or (C) any failure by the Company with respect to any fiscal year to make an award to the Executive pursuant to each such Incentive Plan or such substituted comparable plan or program equal to or greater than the greater of (1) the award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan or program with respect to the immediately preceding fiscal year or (2) the average annual award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan with respect to the prior three fiscal years (or such lesser number of prior fiscal years that the Executive was employed by the Company or that the Incentive Plan (together with any substituted comparable plan) was maintained);

                  (v) (A) any failure by the Company to continue in effect any plan or arrangement to receive securities of the Company (including, without limitation, the

         Transaction Systems Architects, Inc. 1999 Employee Stock Purchase Plan and the Transaction Systems Architects Inc. 1999 Stock Option Plan) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing him with substantially similar benefits, (hereinafter referred to as "Securities Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Securities Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Securities Plan being altered, reduced, affected or ended, or (C) any failure by the Company in any fiscal year to grant stock options, stock appreciation rights or securities awards to the Executive pursuant to such Securities Plans with respect to an aggregate number of securities of the Company of each kind that is equal to or greater than the greater of (1) the aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights or securities awards granted to the Executive pursuant to such Securities Plans in the immediately preceding fiscal year or (2) the average annual aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights, or securities awards granted to the Executive pursuant to such Securities Plans in the prior three fiscal years; and provided further the material terms and conditions of such stock options, stock appreciation rights, and securities awards granted to the Executive after the Change in Control (including, but not limited to, the exercise price, vesting schedule, period and methods of exercise, expiration date, forfeiture provisions and other restrictions) are substantially similar to the material terms and conditions of the stock options, stock appreciation rights, and securities awards granted to the Executive under the Securities Plans immediately prior to the Change in Control of the Company;

                  (vi) the Executive's relocation more than 50 miles from the location at which the Executive performed the Executive's duties prior to a Change in Control of the Company, except for required travel by the Executive on the Company's business to an extent substantially consistent with the Executive's business travel obligations at the time of a Change in Control of the Company;

                  (vii) any failure by the Company to provide the Executive with the number of annual paid vacation days to which the Executive is entitled for the year in which a Change in Control of the Company occurs;

                  (viii) any material breach by the Company of any provision of this Agreement;

                  (ix) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company prior to such succession or assignment;

                  (x) any failure by the Company or its successor to enter into an agreement with the Executive that is substantially similar to this Agreement with respect to a Change in Control of the Company or its successor occurring thereafter; or

                  (xi) any purported termination of the Executive's employment by the Company pursuant to Section 3(b), 3(c) or 3(d) above which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 3(f) below (and, if applicable, Section 3(d) above), and for purposes of this Agreement, no such purported termination shall be effective.

For purposes of this subsection (e), an isolated, immaterial, and inadvertent action not taken in bad faith by the Company in violation of clause (ii), (iii),
(iv), (v) or (vii) of this subsection that is remedied by the Company promptly after receipt of notice thereof given by the Executive shall not be considered Good Reason for the Executive's termination of employment with the Company. In the event the Executive terminates his employment for Good Reason hereunder, then notwithstanding that the Executive may also retire for purposes of the Benefit Plans, Incentive Plans or Securities Plans, the Executive shall be deemed to have terminated his employment for Good Reason for purposes of this Agreement.

         (f) Any termination of the Executive by the Company pursuant to Section 3(b), 3(c) or 3(d) above, or by the Executive pursuant to Section 3(e) above, shall be communicated by a Notice of Termination to the other party hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate those specific termination provisions in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. For purposes of this Agreement, no such purported termination by the Company shall be effective without such Notice of Termination.

         (g) "Date of Termination" shall mean (i) if the Executive's employment is terminated by the Company for Disability, 30 days after Notice of Termination is given to the Executive (provided that the Executive shall not have returned to the performance of the Executive's duties on a full-time basis during such 30-day period), (ii) if the Executive's employment is terminated by the Executive for Good Reason, the date specified in the Notice of Termination, and
(iii) if the Executive's employment is terminated by the Company for any other reason, the date on which a Notice of Termination is given; provided, however, that if within 30 days after any Notice of Termination is given to the Executive by the Company, the Executive notifies the Company that a dispute exists concerning the termination, the Date of Termination shall be the date the dispute is finally determined, whether by mutual written agreement of the parties or upon final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

4.       SEVERANCE COMPENSATION UPON TERMINATION OF EMPLOYMENT.

         (a) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Company shall pay to the Executive in a lump sum cash payment within five days after the Date of Termination the following:

                  (i) the Severance Amount as defined in Section 4(b) below;
         plus

                  (ii) his earned but unpaid base salary through his Date of Termination; plus

                  (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                  (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points, compounded annually.

         (b) "Severance Amount" shall mean an amount equal to one times the Base Amount (as defined below) determined with respect to the Base Period (as defined below); provided, however, in no event shall the Severance Amount be less than two times the Executive's annual rate of base salary at the higher of the annual rate in effect (i) immediately prior to the Date of Termination or (ii) on the date six months prior to the Date of Termination. For purposes of this subsection (b):

                  (i) "Base Amount" means the Executive's average fiscal-year Compensation (as defined below) for fiscal years of the Company in the Base Period. Such average shall be computed by dividing the total of the Executive's Compensation for the Base Period by the number of fiscal years in the Base Period. If the Executive's Base Period includes a portion of a fiscal year during which he was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below), the Executive's Compensation for such fiscal year shall be annualized before determining the average fiscal-year Compensation for the Base Period. In annualizing Compensation, the frequency with which payments are expected to be made over a fiscal year shall be taken into account; thus, any amount of Compensation that represents a payment that will not be made more often than once per fiscal year is not annualized. Set forth on Appendix A, which is attached hereto and made a part hereof, are three examples illustrating the calculation of the Base Amount.

                  (ii) "Base Period" means the most recent two consecutive fiscal years of the Company ending prior to the Date of Termination. However, if the Executive was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below) at any time during one of such two fiscal years, the Executive's Base Period is the one fiscal year of such two-fiscal-year period during which the Executive performed personal services for the Company or a predecessor entity or a related entity.

                  (iii) "Compensation" means the compensation which was payable by the Company, by a predecessor entity, or by a related entity and which was includible in the gross income of the Executive (or either was excludible from such gross income as

         "foreign earned income" within the meaning of Section 911 of the Internal Revenue Code of 1986, as amended (the "Code"), or would have been includible in such gross income if the Executive had been a United States citizen or resident), but excluding the following: (A) amounts realized from the exercise of a non-qualified stock option; and (B) amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option described in Code Section 422(b) or under an employee stock purchase plan described in Code
         Section 423(b). Notwithstanding the preceding sentence, Compensation shall be determined without regard to any compensation deferral election under any plan, program or arrangement, qualified or nonqualified, maintained or contributed to by the Company, a predecessor entity or a related entity, including but not limited to a cash-or-deferred arrangement described in Code Section 401(k), a cafeteria plan described in Code Section 125 or a nonqualified deferred compensation plan. A "predecessor entity" is any entity which, as a result of a merger, consolidation, purchase or acquisition of property or stock, corporate separation, or other similar business transaction transfers some or all of its employees to the Company or to a related entity or to a predecessor entity of the Company. The term "related entity" includes any entity treated as a single employer with the Company in accordance with subsections (b), (c), (m) and (o) of Code
         Section 414.

         (c) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Executive will be entitled to continued participation in all employee benefit plans or programs available to Company employees generally in which the Executive was participating on the Date of Termination, such continued participation to be at Company cost and otherwise on the same basis as Company employees generally, until the earlier of (i) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis) or (ii) two years from the Date of Termination; provided (A) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this sentence, he shall be paid, in a lump sum cash payment, within 30 days following the date it is determined he is unable to participate in any employee benefit plan or program, the after-tax economic equivalent of the benefits provided under the plan or program in which he is unable to participate for the period specified in this sentence, and (B) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit for himself (including family or dependent coverage, if applicable) on an individual basis. The Executive shall be eligible for group health plan continuation coverage under and in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, when he ceases to be eligible for continued participation in the Company's group health plan under this subsection (e).

5.       NO OBLIGATION TO MITIGATE DAMAGES; NO EFFECT
         ON OTHER CONTRACTUAL RIGHTS.

         (a) The Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer after the Date of Termination or otherwise.

         (b) The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any Benefit Plan, Incentive Plan or Securities Plan, employment agreement or other contract, plan or agreement with or of the Company.

6.       INCENTIVE AWARDS.

         In the event of a Change in Control of the Company, then notwithstanding the terms and conditions of any Incentive Plan, the Company agrees (i) to immediately and fully vest all unvested awards, units, and benefits (other than options to acquire securities of the Company or awards of securities of the Company) which have been awarded or allocated to the Executive under the Incentive Plans; and (ii) upon the exercise of such awards or units or the distribution of such benefits, to pay all amounts due under the Incentive Plans solely in cash.

7.       CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

         (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section
7) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

         (b) All determinations required to be made under this Section 7, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Accounting Firm which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. The determination of tax liability made by the Accounting Firm shall be subject to review by the Executive's tax advisor, and, if the Executive's tax advisor does not agree with the determination reached by the Accounting Firm, then the Accounting Firm and the Executive's tax advisor shall jointly designate a nationally recognized public accounting firm which shall make the determination. All fees and expenses of the accountants and tax advisors retained by both the Executive and the Company shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 7, shall be paid by the Company to the Executive within five days after the receipt of the determination. Any determination by such jointly designated public accounting firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination hereunder, it is possible that Gross-Up Payments will not have been made by the Company that should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Executive hereafter is required to make a payment of any Excise Tax, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive. Upon notice by the Executive of any audit or other proceeding that may result in a liability to the Company hereunder, the Executive shall promptly notify the Company of such audit or other proceeding; and the Company may, at its option, but solely with respect to the item or items that relate to such potential liability, choose to assume the defense of such audit or other proceeding at its own cost, provided that (i) the Executive shall cooperate with the Company in such defense and (ii) the Company will not settle such audit or other proceeding without the consent of the Executive (such consent not to be unreasonably withheld). The highest effective marginal tax rate (determined by taking into account any reduction in itemized deductions and/or exemptions attributable to the inclusion of the additional amounts payable under this Section 7 in the Executive's adjusted gross or taxable income) based upon the state and locality where the Executive is resident at the time of payment of such amounts will be used for purposes of determining the federal and state income and other taxes with respect thereto.

8.       INDEMNIFICATION.

         (a) The Company agrees to indemnify the Executive to the fullest extent permitted by law if the Executive is a party or threatened to be made a party to any Proceeding (as defined below).

         (b) If requested by the Executive, the Company shall advance (within two business days of such request) any and all Expenses, as defined below, relating to a Proceeding to the Executive (an "Expense Advance"), upon the receipt of a written undertaking by or on behalf of the Executive to repay such Expense Advance if a judgment or other final adjudication adverse to the Executive (as to which all rights of appeal therefrom have been exhausted or lapsed) establishes that the Executive is not entitled to indemnification by the Company. Expenses shall include attorney's fees and all other costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Proceeding.

         (c) The Company agrees to obtain a directors' and officers' liability insurance policy covering the Executive and to continue and maintain such policy. The amount of coverage shall be reasonable in relation to the Executive's position and responsibilities during his employment by the Company.

         (d) This Section 8 is a supplement to and in furtherance of the Certificate of Incorporation and Bylaws of the Company and shall not be deemed a substitute therefor, or diminish or abrogate any rights of the Executive thereunder.

         (e) For purposes of Section 8(a), the meaning of the phrase "to the fullest extent permitted by law" shall include but not be limited to:

                  (i) to the fullest extent permitted by the provision of the Delaware General Corporation Law ("DGCL") that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL, and

                  (ii) to the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

         (f) For purposes of Sections 8(a) and 8(b), "Proceeding" shall mean any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Executive was, is or will be involved as a party or otherwise by reason of the fact that the Executive is or was a director or officer of the Company, by reason of any action taken by him or of any action on his part while acting as director or officer of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement.

9.       SUCCESSORS.

         (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment shall be a material breach of this Agreement and shall entitle the Executive to terminate the Executive's employment for Good Reason and receive the compensation provided for in Section 4 hereof. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 9 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

         (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee or other designee or, if there be no such designee, to the Executive's estate.

10.      NOTICE.

         For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

         If to the Company:

         Transaction Systems Architects, Inc.
         224 South 108 Avenue
         Omaha, NE 68154
         Attn:    President

         If to the Executive:


         --------------------------------------------
         --------------------------------------------
         --------------------------------------------

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

11.      MISCELLANEOUS.

        No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska, without giving effect to any principles of conflicts of law.

12.      CONFLICT IN BENEFITS.

        Except as otherwise provided in the preceding sentences, this Agreement is not intended to and shall not limit or terminate any other agreement or arrangement between the Executive and the Company presently in effect or hereafter entered into.

13.      VALIDITY.

        The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

14.      SURVIVORSHIP.

        The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations and to the extent that any performance is required following termination of this Agreement. Without limiting the foregoing, Sections 7, 8 and 15 shall expressly survive the termination of this Agreement.

15.      LEGAL FEES AND EXPENSES.

        If a claim or dispute arises concerning the rights of the Executive under this Agreement, regardless of the party by whom such claim or dispute is initiated, the Company shall, upon presentation of appropriate vouchers, pay all legal expenses, including reasonable attorneys' fees, court costs, and ordinary and necessary out-of-pocket costs of attorneys, billed to and payable by the Executive or by anyone claiming under or through the Executive, in connection with the bringing, prosecuting, arbitrating, defending, litigating, negotiating, or settling such claim or dispute. In no event shall the Executive be required to reimburse the Company for any of the costs or expenses incurred by the Company relating to arbitration or litigation. Pending the outcome or resolution of any claim or dispute, the Company shall continue payment of all amounts due the Executive without regard to any dispute.

16.      EFFECTIVE DATE.

        This Agreement shall become effective upon execution.

17.      COUNTERPARTS.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

18.      NO GUARANTEE OF EMPLOYMENT.

        Neither this Agreement nor any action taken hereunder shall be construed as giving the Executive the right to be retained in employment with the Company, nor shall it interfere with either the Company's right to terminate the employment of the Executive at any time or the Executive's right to terminate his employment at any time.

19.      NO ASSIGNMENT BY EXECUTIVE.

        Except as otherwise provided in Section 9(b), the Executive's rights and interest under this Agreement shall not be assignable (in law or in equity) or subject to any manner of alienation, sale, transfer, claims of creditors, pledge, attachment, garnishment, levy, execution or encumbrances of any kind.

20.      WAIVER.

        The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. Any waiver of any provision of this Agreement shall not be deemed to be a waiver of any other provision, and any waiver of default in any provision of this Agreement shall not be deemed to be a waiver of any later default thereof or of any other provision.

21.      WITHHOLDING.

        All amounts paid pursuant to this Agreement shall be subject to withholding for taxes (federal, state, local or otherwise) to the extent required by applicable law.

22.      HEADINGS.

        The headings of this Agreement have been inserted for convenience of reference only and are to be ignored in the construction of the provisions hereof.

23.      NUMBER AND GENDER.

        The use of the singular shall be interpreted to include the plural and the plural the singular, as the context requires. The use of the masculine, feminine or neuter shall be interpreted to include the masculine, feminine or neuter as the context shall require.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                            TRANSACTION SYSTEMS ARCHITECTS, INC.

Date:                                       By:
------------------------------                  --------------------------------

                                            EXECUTIVE:

Date:
------------------------------              ------------------------------------

                                   APPENDIX A

         EXAMPLE 1 - Executive was employed by the Company for 1-1/3 fiscal years preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period and $120,000 for the full fiscal year. The Executive's Base Amount is $105,000.

                        Year 1:  3  x  $30,000  =  $90,000
                        Year 2:  $120,000
                        [90,000 + 120,000] / 2 = $105,000

                        $105,000 is the average fiscal-year Compensation for the Base Period.

         EXAMPLE 2 - Assume the same facts as in Example 1, except that the Executive also received a $70,000 sign-on bonus when his employment with the Company commenced at the beginning of the 4-month period.

         The Executive's Base Amount is $140,000

                        Year 1: [3 x $30,000] + $70,000 = $160,000
                        Year 2: $120,000
                        [160,000 + 120,000] / 2 = $140,000

         Since the sign-on bonus will not be paid more often than once per fiscal year, the amount of the bonus is not increased in annualizing the Executive's Compensation for the 4-month period.

         EXAMPLE 3 - Executive was employed by the Company for the last 4 months of the fiscal year preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period. The Executive's Base Amount is $90,000.

                        Year 1:  3 x $30,000 = $90,000
                        $90,000 / 1 = $90,000

                        $90,000 is the average fiscal-year Compensation for the Base Period.

                        SEVERANCE COMPENSATION AGREEMENT


         SEVERANCE COMPENSATION AGREEMENT dated as of July 31, 1999 between Transaction Systems Architects, Inc., a Delaware corporation (the "Company"), and Doug Parr (the "Executive").

         WHEREAS, the Company's Board of Directors has determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control of the Company;

         NOW, THEREFORE, this Agreement sets forth the severance compensation which the Company agrees it will pay to the Executive if the Executive's employment with the Company terminates under certain circumstances described herein following a Change in Control (as defined herein) and the other benefits the Company will provide the Executive following a Change in Control.

1.       TERM.

         This Agreement shall terminate, except to the extent that any obligation of the Company hereunder remains unpaid as of such time, upon the earlier of (i) the termination of Executive's employment for any reason prior to a Change in Control; and (ii) three years after the date of a Change in Control.

2.       CHANGE IN CONTROL.

         For purposes of this Agreement, Change in Control shall mean:

         (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (C) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in subclauses (i), (ii) and (iii) of clause (c) of this
Section 2 are satisfied; or

         (b) if individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) approval by the stockholders of the Company of a reorganization, merger or consolidation, unless following such reorganization, merger or consolidation (i) more than 60% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the resulting corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the resulting corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

         (d) (i) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (ii) the first to occur of (A) the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (B) the approval by the stockholders of the Company of any such sale or disposition, other than, in each case, any such sale or disposition to a corporation, with respect to which immediately thereafter, (1) more than 60% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the transferee corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the transferee corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such transferee corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of such transferee corporation and the combined voting power of the then-outstanding voting securities of such transferee corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such transferee corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board providing for such sale or other disposition of assets of the Company.

3.       TERMINATION FOLLOWING A CHANGE IN CONTROL.

         (a) The Executive shall be entitled to the compensation provided in
Section 4 of this Agreement if all of the following conditions are satisfied:

                  (i) there is a Change in Control of the Company while the Executive is still an employee of the Company;

                 (ii) the Executive's employment with the Company is terminated within two years after the Change in Control; and

                 (iii) the Executive's termination of employment is not a result of (A) the Executive's death; (B) the Executive's Disability (as defined in Section 3(b) below; (C) the Executive's Retirement (as defined in Section 3(c) below); (D) the Executive's termination by the Company for Cause (as defined in Section 3(d) below); or (E) the Executive's decision to terminate employment other than for Good Reason (as defined in Section 3(e) below).

         (b) If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been unable, with or without a reasonable accommodation, to perform his duties with the Company on a full-time basis for six months and within 30 days after a Notice of

Termination (as defined in Section 3(f) below) is thereafter given by the Company, the Executive shall not have returned to the full-time performance of the Executive's duties, the Company may terminate the Executive's employment for "Disability". If there is a Change in Control of the Company while the Executive is still an employee and if the Executive's employment with the Company is terminated for Disability within two years after the Change in Control, the Executive shall be entitled to receive in a lump sum cash payment within five days after his Date of Termination (as defined in Section 3(g) below) the following:

                 (i) one times the Base Amount (as defined in Section 4(b)(i)) determined with respect to the Base Period (as defined in Section 4(b)(ii)); plus

                  (ii) his earned but unpaid base salary through his Date of Termination; plus

                 (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                 (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points.

         (c) For purposes of this Agreement only, "Retirement" shall mean termination by the Company or the Executive of the Executive's employment based on the Executive's having reached age 65 or such other age as shall have been fixed in any arrangement established pursuant to this Agreement with the Executive's consent with respect to the Executive.

         (d) For purposes of this Agreement only, "Cause" shall mean: (i) the Executive's conviction of a felony involving moral turpitude; or (ii) the Executive's serious, willful gross misconduct or willful gross neglect of duties (other than any such neglect resulting from the Executive's incapacity due to physical or mental illness or any such neglect after the issuance of a Notice of Termination by the Executive for Good Reason, as such terms are defined in subsections (e) and (f) below), which, in either case, has resulted, or in all probability is likely to result, in material economic damage to the Company; provided no act or failure to act by the Executive will constitute "Cause" under clause (ii) if the Executive believed in good faith that such act or failure to act was in the best interest of the Company.

         For purposes of this Agreement only, any termination of the Executive's employment by the Company for Cause shall be authorized by a vote of at least a majority of the non-employee members of the Board of Directors of the Company (the "Board") within 12 months of a majority of such non-employee members of the Board having actual knowledge of the event or circumstances providing a basis for such termination. In the case of clause (ii) of the second sentence of this subsection (d), the Executive shall be given notice by the Board specifying in detail the particular act or failure to act on which the Board is relying in proposing to terminate him for Cause and offering the Executive an opportunity, on a date at least 14 days after receipt of such notice, to have a hearing, with counsel, before a majority of the non-employee members of the Board, including each of the members of the Board who authorized the termination for Cause. The Executive shall not be terminated for Cause if, within 30 days after the date of the Executive's hearing before the Board (or if the Executive waives a hearing, within 30 days after receiving notice of the proposed termination), he has corrected the particular act or failure to act specified in the notice and by so correcting such act or failure to act he has reduced the economic damage his act or failure to act has allegedly caused the Company to a level which is no longer material or has eliminated the probability that such act or failure to act is likely to result in material economic damage to the Company. No termination for Cause shall take effect until the expiration of the correction period described in the preceding sentence and the determination by a majority of the non-employee members of the Board that the Executive has failed to correct the act or failure to act in accordance with the terms of the preceding sentence.

         Anything herein to the contrary notwithstanding, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony involving moral turpitude such conviction is finally overturned on appeal, the Executive shall be entitled to the compensation provided in Sections 4(a) and 4(c). In lieu of the interest provided in clause (iv) of the first sentence of Section 4(a) and the interest provided in the second sentence of Section 4(c), however, the compensation provided in Sections 4(a) and 4(c) shall be increased by a ten percent rate of interest, compounded annually, calculated from the date such compensation would have been paid if the Executive's employment had been terminated without Cause.

         (e) For purposes of this Agreement, "Good Reason" shall mean, after any Change in Control and without the Executive's express written consent, any of the following:

                  (i) a significant diminution in the Executive's duties and responsibilities, or the assignment to the Executive by the Company of duties inconsistent with the Executive's position, duties, responsibilities or status with the Company immediately prior to a Change in Control of the Company, or a change in the Executive's titles or offices as in effect immediately prior to a Change in Control of the Company, or any removal of the Executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of his employment for Disability, Retirement or Cause or as a result of the Executive's death or by the Executive other than for Good Reason;
                  (ii) a reduction by the Company in the Executive's annual rate of base salary as in effect on the date hereof or as the same may be increased from time to time during the term of this Agreement or the Company's failure to increase (within 12 months of the Executive's last increase in his annual rate of base salary) the Executive's annual rate of base salary after a Change in Control of the Company in an amount which at least equals, on a percentage basis, the greater of (A) the average percentage increase in the annual rate of base salary for all officers of the Company effected in the preceding 12 months; or (B) the Consumer Price Index as published by the United States Government (or, in the event such index is discontinued, any similar index published by the United States Government as designated in good faith by the Executive); provided, however, that nothing contained in this clause (ii) shall be construed under any circumstances as permitting the Company to decrease the Executive's annual rate of base salary;

                  (iii) (A) any failure by the Company to continue in effect any benefit plan or arrangement (including, without limitation, the life insurance, medical, dental, accident and disability plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing the Executive with benefits that are no less favorable (hereinafter referred to as "Benefit Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Benefit Plan or deprive the Executive of any material fringe benefit or perquisite of office enjoyed by the Executive at the time of a Change in Control of the Company, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Benefit Plan being altered, reduced, affected or ended;

                  (iv) (A) any failure by the Company to continue in effect any incentive plan or arrangement (including, without limitation, the Company's bonus arrangements, the Transaction Systems Architects, Inc. Deferred Compensation Plan, the Transaction Systems Architects, Inc. 401(k) Plan, the sales incentive plans, and the management incentive plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plans or arrangements providing him with substantially similar benefits, (hereinafter referred to as "Incentive Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in any such Incentive Plan or reduce the Executive's benefits under any such Incentive Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Incentive Plan being altered, reduced, affected or ended, or (C) any failure by the Company with respect to any fiscal year to make an award to the Executive pursuant to each such Incentive Plan or such substituted comparable plan or program equal to or greater than the greater of (1) the award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan or program with respect to the immediately preceding fiscal year or (2) the average annual award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan with respect to the prior three fiscal years (or such lesser number of prior fiscal years that the Executive was employed by the Company or that the Incentive Plan (together with any substituted comparable plan) was maintained);

                  (v) (A) any failure by the Company to continue in effect any plan or arrangement to receive securities of the Company (including, without limitation, the

         Transaction Systems Architects, Inc. 1999 Employee Stock Purchase Plan and the Transaction Systems Architects Inc. 1999 Stock Option Plan) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing him with substantially similar benefits, (hereinafter referred to as "Securities Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Securities Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Securities Plan being altered, reduced, affected or ended, or (C) any failure by the Company in any fiscal year to grant stock options, stock appreciation rights or securities awards to the Executive pursuant to such Securities Plans with respect to an aggregate number of securities of the Company of each kind that is equal to or greater than the greater of (1) the aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights or securities awards granted to the Executive pursuant to such Securities Plans in the immediately preceding fiscal year or (2) the average annual aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights, or securities awards granted to the Executive pursuant to such Securities Plans in the prior three fiscal years; and provided further the material terms and conditions of such stock options, stock appreciation rights, and securities awards granted to the Executive after the Change in Control (including, but not limited to, the exercise price, vesting schedule, period and methods of exercise, expiration date, forfeiture provisions and other restrictions) are substantially similar to the material terms and conditions of the stock options, stock appreciation rights, and securities awards granted to the Executive under the Securities Plans immediately prior to the Change in Control of the Company;

                  (vi) the Executive's relocation more than 50 miles from the location at which the Executive performed the Executive's duties prior to a Change in Control of the Company, except for required travel by the Executive on the Company's business to an extent substantially consistent with the Executive's business travel obligations at the time of a Change in Control of the Company;

                  (vii) any failure by the Company to provide the Executive with the number of annual paid vacation days to which the Executive is entitled for the year in which a Change in Control of the Company occurs;

                  (viii) any material breach by the Company of any provision of this Agreement;

                  (ix) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company prior to such succession or assignment;

                  (x) any failure by the Company or its successor to enter into an agreement with the Executive that is substantially similar to this Agreement with respect to a Change in Control of the Company or its successor occurring thereafter; or

                  (xi) any purported termination of the Executive's employment by the Company pursuant to Section 3(b), 3(c) or 3(d) above which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 3(f) below (and, if applicable, Section 3(d) above), and for purposes of this Agreement, no such purported termination shall be effective.

For purposes of this subsection (e), an isolated, immaterial, and inadvertent action not taken in bad faith by the Company in violation of clause (ii), (iii),
(iv), (v) or (vii) of this subsection that is remedied by the Company promptly after receipt of notice thereof given by the Executive shall not be considered Good Reason for the Executive's termination of employment with the Company. In the event the Executive terminates his employment for Good Reason hereunder, then notwithstanding that the Executive may also retire for purposes of the Benefit Plans, Incentive Plans or Securities Plans, the Executive shall be deemed to have terminated his employment for Good Reason for purposes of this Agreement.

         (f) Any termination of the Executive by the Company pursuant to Section 3(b), 3(c) or 3(d) above, or by the Executive pursuant to Section 3(e) above, shall be communicated by a Notice of Termination to the other party hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate those specific termination provisions in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. For purposes of this Agreement, no such purported termination by the Company shall be effective without such Notice of Termination.

         (g) "Date of Termination" shall mean (i) if the Executive's employment is terminated by the Company for Disability, 30 days after Notice of Termination is given to the Executive (provided that the Executive shall not have returned to the performance of the Executive's duties on a full-time basis during such 30-day period), (ii) if the Executive's employment is terminated by the Executive for Good Reason, the date specified in the Notice of Termination, and
(iii) if the Executive's employment is terminated by the Company for any other reason, the date on which a Notice of Termination is given; provided, however, that if within 30 days after any Notice of Termination is given to the Executive by the Company, the Executive notifies the Company that a dispute exists concerning the termination, the Date of Termination shall be the date the dispute is finally determined, whether by mutual written agreement of the parties or upon final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

4.       SEVERANCE COMPENSATION UPON TERMINATION OF EMPLOYMENT.

         (a) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Company shall pay to the Executive in a lump sum cash payment within five days after the Date of Termination the following:

                  (i) the Severance Amount as defined in Section 4(b) below;
         plus

                  (ii) his earned but unpaid base salary through his Date of Termination; plus

                  (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                  (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points, compounded annually.

         (b) "Severance Amount" shall mean an amount equal to one times the Base Amount (as defined below) determined with respect to the Base Period (as defined below); provided, however, in no event shall the Severance Amount be less than two times the Executive's annual rate of base salary at the higher of the annual rate in effect (i) immediately prior to the Date of Termination or (ii) on the date six months prior to the Date of Termination. For purposes of this subsection (b):

                  (i) "Base Amount" means the Executive's average fiscal-year Compensation (as defined below) for fiscal years of the Company in the Base Period. Such average shall be computed by dividing the total of the Executive's Compensation for the Base Period by the number of fiscal years in the Base Period. If the Executive's Base Period includes a portion of a fiscal year during which he was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below), the Executive's Compensation for such fiscal year shall be annualized before determining the average fiscal-year Compensation for the Base Period. In annualizing Compensation, the frequency with which payments are expected to be made over a fiscal year shall be taken into account; thus, any amount of Compensation that represents a payment that will not be made more often than once per fiscal year is not annualized. Set forth on Appendix A, which is attached hereto and made a part hereof, are three examples illustrating the calculation of the Base Amount.

                  (ii) "Base Period" means the most recent two consecutive fiscal years of the Company ending prior to the Date of Termination. However, if the Executive was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below) at any time during one of such two fiscal years, the Executive's Base Period is the one fiscal year of such two-fiscal-year period during which the Executive performed personal services for the Company or a predecessor entity or a related entity.

                  (iii) "Compensation" means the compensation which was payable by the Company, by a predecessor entity, or by a related entity and which was includible in the gross income of the Executive (or either was excludible from such gross income as

         "foreign earned income" within the meaning of Section 911 of the Internal Revenue Code of 1986, as amended (the "Code"), or would have been includible in such gross income if the Executive had been a United States citizen or resident), but excluding the following: (A) amounts realized from the exercise of a non-qualified stock option; and (B) amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option described in Code Section 422(b) or under an employee stock purchase plan described in Code
         Section 423(b). Notwithstanding the preceding sentence, Compensation shall be determined without regard to any compensation deferral election under any plan, program or arrangement, qualified or nonqualified, maintained or contributed to by the Company, a predecessor entity or a related entity, including but not limited to a cash-or-deferred arrangement described in Code Section 401(k), a cafeteria plan described in Code Section 125 or a nonqualified deferred compensation plan. A "predecessor entity" is any entity which, as a result of a merger, consolidation, purchase or acquisition of property or stock, corporate separation, or other similar business transaction transfers some or all of its employees to the Company or to a related entity or to a predecessor entity of the Company. The term "related entity" includes any entity treated as a single employer with the Company in accordance with subsections (b), (c), (m) and (o) of Code
         Section 414.

         (c) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Executive will be entitled to continued participation in all employee benefit plans or programs available to Company employees generally in which the Executive was participating on the Date of Termination, such continued participation to be at Company cost and otherwise on the same basis as Company employees generally, until the earlier of (i) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis) or (ii) two years from the Date of Termination; provided (A) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this sentence, he shall be paid, in a lump sum cash payment, within 30 days following the date it is determined he is unable to participate in any employee benefit plan or program, the after-tax economic equivalent of the benefits provided under the plan or program in which he is unable to participate for the period specified in this sentence, and (B) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit for himself (including family or dependent coverage, if applicable) on an individual basis. The Executive shall be eligible for group health plan continuation coverage under and in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, when he ceases to be eligible for continued participation in the Company's group health plan under this subsection (e).

5.       NO OBLIGATION TO MITIGATE DAMAGES; NO EFFECT ON OTHER CONTRACTUAL
         RIGHTS.

         (a) The Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer after the Date of Termination or otherwise.

         (b) The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any Benefit Plan, Incentive Plan or Securities Plan, employment agreement or other contract, plan or agreement with or of the Company.

6.       INCENTIVE AWARDS.

         In the event of a Change in Control of the Company, then notwithstanding the terms and conditions of any Incentive Plan, the Company agrees (i) to immediately and fully vest all unvested awards, units, and benefits (other than options to acquire securities of the Company or awards of securities of the Company) which have been awarded or allocated to the Executive under the Incentive Plans; and (ii) upon the exercise of such awards or units or the distribution of such benefits, to pay all amounts due under the Incentive Plans solely in cash.

7.       CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

         (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section
7) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

         (b) All determinations required to be made under this Section 7, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Accounting Firm which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. The determination of tax liability made by the Accounting Firm shall be subject to review by the Executive's tax advisor, and, if the Executive's tax advisor does not agree with the determination reached by the Accounting Firm, then the Accounting Firm and the Executive's tax advisor shall jointly designate a nationally recognized public accounting firm which shall make the determination. All fees and expenses of the accountants and tax advisors retained by both the Executive and the Company shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 7, shall be paid by the Company to the Executive within five days after the receipt of the determination. Any determination by such jointly designated public accounting firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination hereunder, it is possible that Gross-Up Payments will not have been made by the Company that should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Executive hereafter is required to make a payment of any Excise Tax, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive. Upon notice by the Executive of any audit or other proceeding that may result in a liability to the Company hereunder, the Executive shall promptly notify the Company of such audit or other proceeding; and the Company may, at its option, but solely with respect to the item or items that relate to such potential liability, choose to assume the defense of such audit or other proceeding at its own cost, provided that (i) the Executive shall cooperate with the Company in such defense and (ii) the Company will not settle such audit or other proceeding without the consent of the Executive (such consent not to be unreasonably withheld). The highest effective marginal tax rate (determined by taking into account any reduction in itemized deductions and/or exemptions attributable to the inclusion of the additional amounts payable under this Section 7 in the Executive's adjusted gross or taxable income) based upon the state and locality where the Executive is resident at the time of payment of such amounts will be used for purposes of determining the federal and state income and other taxes with respect thereto.

8.       INDEMNIFICATION.

         (a) The Company agrees to indemnify the Executive to the fullest extent permitted by law if the Executive is a party or threatened to be made a party to any Proceeding (as defined below).

         (b) If requested by the Executive, the Company shall advance (within two business days of such request) any and all Expenses, as defined below, relating to a Proceeding to the Executive (an "Expense Advance"), upon the receipt of a written undertaking by or on behalf of the Executive to repay such Expense Advance if a judgment or other final adjudication adverse to the Executive (as to which all rights of appeal therefrom have been exhausted or lapsed) establishes that the Executive is not entitled to indemnification by the Company. Expenses shall include attorney's fees and all other costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Proceeding.

         (c) The Company agrees to obtain a directors' and officers' liability insurance policy covering the Executive and to continue and maintain such policy. The amount of coverage shall be reasonable in relation to the Executive's position and responsibilities during his employment by the Company.

         (d) This Section 8 is a supplement to and in furtherance of the Certificate of Incorporation and Bylaws of the Company and shall not be deemed a substitute therefor, or diminish or abrogate any rights of the Executive thereunder.

         (e) For purposes of Section 8(a), the meaning of the phrase "to the fullest extent permitted by law" shall include but not be limited to:

                  (i) to the fullest extent permitted by the provision of the Delaware General Corporation Law ("DGCL") that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL, and

                  (ii) to the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

         (f) For purposes of Sections 8(a) and 8(b), "Proceeding" shall mean any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Executive was, is or will be involved as a party or otherwise by reason of the fact that the Executive is or was a director or officer of the Company, by reason of any action taken by him or of any action on his part while acting as director or officer of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement.

9.       SUCCESSORS.

         (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment shall be a material breach of this Agreement and shall entitle the Executive to terminate the Executive's employment for Good Reason and receive the compensation provided for in Section 4 hereof. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 9 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

         (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee or other designee or, if there be no such designee, to the Executive's estate.

10.      NOTICE.

         For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

         If to the Company:

         Transaction Systems Architects, Inc.
         224 South 108 Avenue
         Omaha, NE 68154
         Attn:    President

         If to the Executive:

         ----------------------------
         ----------------------------
         ----------------------------


or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

11.      MISCELLANEOUS.

        No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska, without giving effect to any principles of conflicts of law.

12.      CONFLICT IN BENEFITS.

        Except as otherwise provided in the preceding sentences, this Agreement is not intended to and shall not limit or terminate any other agreement or arrangement between the Executive and the Company presently in effect or hereafter entered into.

13.      VALIDITY.

        The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

14.      SURVIVORSHIP.

        The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations and to the extent that any performance is required following termination of this Agreement. Without limiting the foregoing, Sections 7, 8 and 15 shall expressly survive the termination of this Agreement.

15.      LEGAL FEES AND EXPENSES.

        If a claim or dispute arises concerning the rights of the Executive under this Agreement, regardless of the party by whom such claim or dispute is initiated, the Company shall, upon presentation of appropriate vouchers, pay all legal expenses, including reasonable attorneys' fees, court costs, and ordinary and necessary out-of-pocket costs of attorneys, billed to and payable by the Executive or by anyone claiming under or through the Executive, in connection with the bringing, prosecuting, arbitrating, defending, litigating, negotiating, or settling such claim or dispute. In no event shall the Executive be required to reimburse the Company for any of the costs or expenses incurred by the Company relating to arbitration or litigation. Pending the outcome or resolution of any claim or dispute, the Company shall continue payment of all amounts due the Executive without regard to any dispute.

16.      EFFECTIVE DATE.

        This Agreement shall become effective upon execution.

17.      COUNTERPARTS.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

18.      NO GUARANTEE OF EMPLOYMENT.

        Neither this Agreement nor any action taken hereunder shall be construed as giving the Executive the right to be retained in employment with the Company, nor shall it interfere with either the Company's right to terminate the employment of the Executive at any time or the Executive's right to terminate his employment at any time.

19.      NO ASSIGNMENT BY EXECUTIVE.

        Except as otherwise provided in Section 9(b), the Executive's rights and interest under this Agreement shall not be assignable (in law or in equity) or subject to any manner of alienation, sale, transfer, claims of creditors, pledge, attachment, garnishment, levy, execution or encumbrances of any kind.

20.      WAIVER.

        The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. Any waiver of any provision of this Agreement shall not be deemed to be a waiver of any other provision, and any waiver of default in any provision of this Agreement shall not be deemed to be a waiver of any later default thereof or of any other provision.

21.      WITHHOLDING.

        All amounts paid pursuant to this Agreement shall be subject to withholding for taxes (federal, state, local or otherwise) to the extent required by applicable law.

22.      HEADINGS.

        The headings of this Agreement have been inserted for convenience of reference only and are to be ignored in the construction of the provisions hereof.

23.      NUMBER AND GENDER.

        The use of the singular shall be interpreted to include the plural and the plural the singular, as the context requires. The use of the masculine, feminine or neuter shall be interpreted to include the masculine, feminine or neuter as the context shall require.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                         TRANSACTION SYSTEMS ARCHITECTS, INC.


Date:                              By:
    ------------                     -------------------------------------

                                   EXECUTIVE:

Date:
    -----------                      -------------------------------------

                                   APPENDIX A


         EXAMPLE 1 - Executive was employed by the Company for 1-1/3 fiscal years preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period and $120,000 for the full fiscal year. The Executive's Base Amount is $105,000.

                                    Year 1:  3  x  $30,000  =  $90,000
                                    Year 2:  $120,000
                                    [90,000 + 120,000] / 2 = $105,000

                                    $105,000 is the average fiscal-year
                                    Compensation for the Base Period.


         EXAMPLE 2 - Assume the same facts as in Example 1, except that the Executive also received a $70,000 sign-on bonus when his employment with the Company commenced at the beginning of the 4-month period. The Executive's Base Amount is $140,000

                                    Year 1: [3 x $30,000] + $70,000 = $160,000
                                    Year 2: $120,000 [160,000 + 120,000] / 2 =
                                    $140,000


         Since the sign-on bonus will not be paid more often than once per fiscal year, the amount of the bonus is not increased in annualizing the Executive's Compensation for the 4-month period.


         EXAMPLE 3 - Executive was employed by the Company for the last 4 months of the fiscal year preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period. The Executive's Base Amount is $90,000.

                                    Year 1:  3 x $30,000 = $90,000
                                    $90,000 / 1 = $90,000

                                    $90,000 is the average fiscal-year
                                    Compensation for the Base Period.

                        SEVERANCE COMPENSATION AGREEMENT

         SEVERANCE COMPENSATION AGREEMENT dated as of July 31, 1999 between Transaction Systems Architects, Inc., a Delaware corporation (the "Company"), and Steve Royer (the "Executive").

         WHEREAS, the Company's Board of Directors has determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control of the Company;

         NOW, THEREFORE, this Agreement sets forth the severance compensation which the Company agrees it will pay to the Executive if the Executive's employment with the Company terminates under certain circumstances described herein following a Change in Control (as defined herein) and the other benefits the Company will provide the Executive following a Change in Control.

1.       TERM.

         This Agreement shall terminate, except to the extent that any obligation of the Company hereunder remains unpaid as of such time, upon the earlier of (i) the termination of Executive's employment for any reason prior to a Change in Control; and (ii) three years after the date of a Change in Control.

2.       CHANGE IN CONTROL.

         For purposes of this Agreement, Change in Control shall mean:

         (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (C) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in subclauses (i), (ii) and (iii) of clause (c) of this
Section 2 are satisfied; or

         (b) if individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) approval by the stockholders of the Company of a reorganization, merger or consolidation, unless following such reorganization, merger or consolidation (i) more than 60% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the resulting corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the resulting corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

         (d) (i) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (ii) the first to occur of (A) the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (B) the approval by the stockholders of the Company of any such sale or disposition, other than, in each case, any such sale or disposition to a corporation, with respect to which immediately thereafter, (1) more than 60% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the transferee corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the transferee corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such transferee corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of such transferee corporation and the combined voting power of the then-outstanding voting securities of such transferee corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such transferee corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board providing for such sale or other disposition of assets of the Company.

3.       TERMINATION FOLLOWING A CHANGE IN CONTROL.

         (a) The Executive shall be entitled to the compensation provided in
Section 4 of this Agreement if all of the following conditions are satisfied:

                  (i) there is a Change in Control of the Company while the Executive is still an employee of the Company;

                 (ii) the Executive's employment with the Company is terminated within two years after the Change in Control; and

                 (iii) the Executive's termination of employment is not a result of (A) the Executive's death; (B) the Executive's Disability (as defined in Section 3(b) below; (C) the Executive's Retirement (as defined in Section 3(c) below); (D) the Executive's termination by the Company for Cause (as defined in Section 3(d) below); or (E) the Executive's decision to terminate employment other than for Good Reason (as defined in Section 3(e) below).

         (b) If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been unable, with or without a reasonable accommodation, to perform his duties with the Company on a full-time basis for six months and within 30 days after a Notice of

Termination (as defined in Section 3(f) below) is thereafter given by the Company, the Executive shall not have returned to the full-time performance of the Executive's duties, the Company may terminate the Executive's employment for "Disability". If there is a Change in Control of the Company while the Executive is still an employee and if the Executive's employment with the Company is terminated for Disability within two years after the Change in Control, the Executive shall be entitled to receive in a lump sum cash payment within five days after his Date of Termination (as defined in Section 3(g) below) the following:

                 (i) one times the Base Amount (as defined in Section 4(b)(i)) determined with respect to the Base Period (as defined in Section 4(b)(ii)); plus

                  (ii) his earned but unpaid base salary through his Date of Termination; plus

                 (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                 (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points.

         (c) For purposes of this Agreement only, "Retirement" shall mean termination by the Company or the Executive of the Executive's employment based on the Executive's having reached age 65 or such other age as shall have been fixed in any arrangement established pursuant to this Agreement with the Executive's consent with respect to the Executive.

         (d) For purposes of this Agreement only, "Cause" shall mean: (i) the Executive's conviction of a felony involving moral turpitude; or (ii) the Executive's serious, willful gross misconduct or willful gross neglect of duties (other than any such neglect resulting from the Executive's incapacity due to physical or mental illness or any such neglect after the issuance of a Notice of Termination by the Executive for Good Reason, as such terms are defined in subsections (e) and (f) below), which, in either case, has resulted, or in all probability is likely to result, in material economic damage to the Company; provided no act or failure to act by the Executive will constitute "Cause" under clause (ii) if the Executive believed in good faith that such act or failure to act was in the best interest of the Company.

         For purposes of this Agreement only, any termination of the Executive's employment by the Company for Cause shall be authorized by a vote of at least a majority of the non-employee members of the Board of Directors of the Company (the "Board") within 12 months of a majority of such non-employee members of the Board having actual knowledge of the event or circumstances providing a basis for such termination. In the case of clause (ii) of the second sentence of this subsection (d), the Executive shall be given notice by the Board specifying in detail the particular act or failure to act on which the Board is relying in proposing to terminate him for Cause and offering the Executive an opportunity, on a date at least 14 days after receipt of such notice, to have a hearing, with counsel, before a majority of the non-employee members of the Board, including each of the members of the Board who authorized the termination for Cause. The Executive shall not be terminated for Cause if, within 30 days after the date of the Executive's hearing before the Board (or if the Executive waives a hearing, within 30 days after receiving notice of the proposed termination), he has corrected the particular act or failure to act specified in the notice and by so correcting such act or failure to act he has reduced the economic damage his act or failure to act has allegedly caused the Company to a level which is no longer material or has eliminated the probability that such act or failure to act is likely to result in material economic damage to the Company. No termination for Cause shall take effect until the expiration of the correction period described in the preceding sentence and the determination by a majority of the non-employee members of the Board that the Executive has failed to correct the act or failure to act in accordance with the terms of the preceding sentence.

         Anything herein to the contrary notwithstanding, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony involving moral turpitude such conviction is finally overturned on appeal, the Executive shall be entitled to the compensation provided in Sections 4(a) and 4(c). In lieu of the interest provided in clause (iv) of the first sentence of Section 4(a) and the interest provided in the second sentence of Section 4(c), however, the compensation provided in Sections 4(a) and 4(c) shall be increased by a ten percent rate of interest, compounded annually, calculated from the date such compensation would have been paid if the Executive's employment had been terminated without Cause.

         (e) For purposes of this Agreement, "Good Reason" shall mean, after any Change in Control and without the Executive's express written consent, any of the following:

                  (i) a significant diminution in the Executive's duties and responsibilities, or the assignment to the Executive by the Company of duties inconsistent with the Executive's position, duties, responsibilities or status with the Company immediately prior to a Change in Control of the Company, or a change in the Executive's titles or offices as in effect immediately prior to a Change in Control of the Company, or any removal of the Executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of his employment for Disability, Retirement or Cause or as a result of the Executive's death or by the Executive other than for Good Reason;

                  (ii) a reduction by the Company in the Executive's annual rate of base salary as in effect on the date hereof or as the same may be increased from time to time during the term of this Agreement or the Company's failure to increase (within 12 months of the Executive's last increase in his annual rate of base salary) the Executive's annual rate of base salary after a Change in Control of the Company in an amount which at least equals, on a percentage basis, the greater of (A) the average percentage increase in the annual rate of base salary for all officers of the Company effected in the preceding 12 months; or (B) the Consumer Price Index as published by the United States Government (or, in the event such index is discontinued, any similar index published by the United States Government as designated in good faith by the Executive); provided, however, that nothing contained in this clause (ii) shall be construed under any circumstances as permitting the Company to decrease the Executive's annual rate of base salary;

                  (iii) (A) any failure by the Company to continue in effect any benefit plan or arrangement (including, without limitation, the life insurance, medical, dental, accident and disability plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing the Executive with benefits that are no less favorable (hereinafter referred to as "Benefit Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Benefit Plan or deprive the Executive of any material fringe benefit or perquisite of office enjoyed by the Executive at the time of a Change in Control of the Company, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Benefit Plan being altered, reduced, affected or ended;

                  (iv) (A) any failure by the Company to continue in effect any incentive plan or arrangement (including, without limitation, the Company's bonus arrangements, the Transaction Systems Architects, Inc. Deferred Compensation Plan, the Transaction Systems Architects, Inc. 401(k) Plan, the sales incentive plans, and the management incentive plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plans or arrangements providing him with substantially similar benefits, (hereinafter referred to as "Incentive Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in any such Incentive Plan or reduce the Executive's benefits under any such Incentive Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Incentive Plan being altered, reduced, affected or ended, or (C) any failure by the Company with respect to any fiscal year to make an award to the Executive pursuant to each such Incentive Plan or such substituted comparable plan or program equal to or greater than the greater of (1) the award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan or program with respect to the immediately preceding fiscal year or (2) the average annual award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan with respect to the prior three fiscal years (or such lesser number of prior fiscal years that the Executive was employed by the Company or that the Incentive Plan (together with any substituted comparable plan) was maintained);

                  (v) (A) any failure by the Company to continue in effect any plan or arrangement to receive securities of the Company (including, without limitation, the

         Transaction Systems Architects, Inc. 1999 Employee Stock Purchase Plan and the Transaction Systems Architects Inc. 1999 Stock Option Plan) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing him with substantially similar benefits, (hereinafter referred to as "Securities Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Securities Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Securities Plan being altered, reduced, affected or ended, or (C) any failure by the Company in any fiscal year to grant stock options, stock appreciation rights or securities awards to the Executive pursuant to such Securities Plans with respect to an aggregate number of securities of the Company of each kind that is equal to or greater than the greater of (1) the aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights or securities awards granted to the Executive pursuant to such Securities Plans in the immediately preceding fiscal year or (2) the average annual aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights, or securities awards granted to the Executive pursuant to such Securities Plans in the prior three fiscal years; and provided further the material terms and conditions of such stock options, stock appreciation rights, and securities awards granted to the Executive after the Change in Control (including, but not limited to, the exercise price, vesting schedule, period and methods of exercise, expiration date, forfeiture provisions and other restrictions) are substantially similar to the material terms and conditions of the stock options, stock appreciation rights, and securities awards granted to the Executive under the Securities Plans immediately prior to the Change in Control of the Company;

                  (vi) the Executive's relocation more than 50 miles from the location at which the Executive performed the Executive's duties prior to a Change in Control of the Company, except for required travel by the Executive on the Company's business to an extent substantially consistent with the Executive's business travel obligations at the time of a Change in Control of the Company;

                  (vii) any failure by the Company to provide the Executive with the number of annual paid vacation days to which the Executive is entitled for the year in which a Change in Control of the Company occurs;

                  (viii) any material breach by the Company of any provision of this Agreement;

                  (ix) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company prior to such succession or assignment;

                  (x) any failure by the Company or its successor to enter into an agreement with the Executive that is substantially similar to this Agreement with respect to a Change in Control of the Company or its successor occurring thereafter; or

                  (xi) any purported termination of the Executive's employment by the Company pursuant to Section 3(b), 3(c) or 3(d) above which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 3(f) below (and, if applicable, Section 3(d) above), and for purposes of this Agreement, no such purported termination shall be effective.

For purposes of this subsection (e), an isolated, immaterial, and inadvertent action not taken in bad faith by the Company in violation of clause (ii), (iii),
(iv), (v) or (vii) of this subsection that is remedied by the Company promptly after receipt of notice thereof given by the Executive shall not be considered Good Reason for the Executive's termination of employment with the Company. In the event the Executive terminates his employment for Good Reason hereunder, then notwithstanding that the Executive may also retire for purposes of the Benefit Plans, Incentive Plans or Securities Plans, the Executive shall be deemed to have terminated his employment for Good Reason for purposes of this Agreement.

         (f) Any termination of the Executive by the Company pursuant to Section 3(b), 3(c) or 3(d) above, or by the Executive pursuant to Section 3(e) above, shall be communicated by a Notice of Termination to the other party hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate those specific termination provisions in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. For purposes of this Agreement, no such purported termination by the Company shall be effective without such Notice of Termination.

         (g) "Date of Termination" shall mean (i) if the Executive's employment is terminated by the Company for Disability, 30 days after Notice of Termination is given to the Executive (provided that the Executive shall not have returned to the performance of the Executive's duties on a full-time basis during such 30-day period), (ii) if the Executive's employment is terminated by the Executive for Good Reason, the date specified in the Notice of Termination, and
(iii) if the Executive's employment is terminated by the Company for any other reason, the date on which a Notice of Termination is given; provided, however, that if within 30 days after any Notice of Termination is given to the Executive by the Company, the Executive notifies the Company that a dispute exists concerning the termination, the Date of Termination shall be the date the dispute is finally determined, whether by mutual written agreement of the parties or upon final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

4.       SEVERANCE COMPENSATION UPON TERMINATION OF EMPLOYMENT.

         (a) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Company shall pay to the Executive in a lump sum cash payment within five days after the Date of Termination the following:

                  (i) the Severance Amount as defined in Section 4(b) below;
         plus

                  (ii) his earned but unpaid base salary through his Date of Termination; plus

                  (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                  (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points, compounded annually.

         (b) "Severance Amount" shall mean an amount equal to one times the Base Amount (as defined below) determined with respect to the Base Period (as defined below); provided, however, in no event shall the Severance Amount be less than two times the Executive's annual rate of base salary at the higher of the annual rate in effect (i) immediately prior to the Date of Termination or (ii) on the date six months prior to the Date of Termination. For purposes of this subsection (b):

                  (i) "Base Amount" means the Executive's average fiscal-year Compensation (as defined below) for fiscal years of the Company in the Base Period. Such average shall be computed by dividing the total of the Executive's Compensation for the Base Period by the number of fiscal years in the Base Period. If the Executive's Base Period includes a portion of a fiscal year during which he was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below), the Executive's Compensation for such fiscal year shall be annualized before determining the average fiscal-year Compensation for the Base Period. In annualizing Compensation, the frequency with which payments are expected to be made over a fiscal year shall be taken into account; thus, any amount of Compensation that represents a payment that will not be made more often than once per fiscal year is not annualized. Set forth on Appendix A, which is attached hereto and made a part hereof, are three examples illustrating the calculation of the Base Amount.

                  (ii) "Base Period" means the most recent two consecutive fiscal years of the Company ending prior to the Date of Termination. However, if the Executive was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below) at any time during one of such two fiscal years, the Executive's Base Period is the one fiscal year of such two-fiscal-year period during which the Executive performed personal services for the Company or a predecessor entity or a related entity.

                  (iii) "Compensation" means the compensation which was payable by the Company, by a predecessor entity, or by a related entity and which was includible in the gross income of the Executive (or either was excludible from such gross income as

         "foreign earned income" within the meaning of Section 911 of the Internal Revenue Code of 1986, as amended (the "Code"), or would have been includible in such gross income if the Executive had been a United States citizen or resident), but excluding the following: (A) amounts realized from the exercise of a non-qualified stock option; and (B) amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option described in Code Section 422(b) or under an employee stock purchase plan described in Code
         Section 423(b). Notwithstanding the preceding sentence, Compensation shall be determined without regard to any compensation deferral election under any plan, program or arrangement, qualified or nonqualified, maintained or contributed to by the Company, a predecessor entity or a related entity, including but not limited to a cash-or-deferred arrangement described in Code Section 401(k), a cafeteria plan described in Code Section 125 or a nonqualified deferred compensation plan. A "predecessor entity" is any entity which, as a result of a merger, consolidation, purchase or acquisition of property or stock, corporate separation, or other similar business transaction transfers some or all of its employees to the Company or to a related entity or to a predecessor entity of the Company. The term "related entity" includes any entity treated as a single employer with the Company in accordance with subsections (b), (c), (m) and (o) of Code
         Section 414.

         (c) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Executive will be entitled to continued participation in all employee benefit plans or programs available to Company employees generally in which the Executive was participating on the Date of Termination, such continued participation to be at Company cost and otherwise on the same basis as Company employees generally, until the earlier of (i) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis) or (ii) two years from the Date of Termination; provided (A) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this sentence, he shall be paid, in a lump sum cash payment, within 30 days following the date it is determined he is unable to participate in any employee benefit plan or program, the after-tax economic equivalent of the benefits provided under the plan or program in which he is unable to participate for the period specified in this sentence, and (B) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit for himself (including family or dependent coverage, if applicable) on an individual basis. The Executive shall be eligible for group health plan continuation coverage under and in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, when he ceases to be eligible for continued participation in the Company's group health plan under this subsection (e).

5.       NO OBLIGATION TO MITIGATE DAMAGES;
         NO EFFECT ON OTHER CONTRACTUAL RIGHTS.

         (a) The Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer after the Date of Termination or otherwise.

         (b) The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any Benefit Plan, Incentive Plan or Securities Plan, employment agreement or other contract, plan or agreement with or of the Company.

6.       INCENTIVE AWARDS.

         In the event of a Change in Control of the Company, then notwithstanding the terms and conditions of any Incentive Plan, the Company agrees (i) to immediately and fully vest all unvested awards, units, and benefits (other than options to acquire securities of the Company or awards of securities of the Company) which have been awarded or allocated to the Executive under the Incentive Plans; and (ii) upon the exercise of such awards or units or the distribution of such benefits, to pay all amounts due under the Incentive Plans solely in cash.

7.       CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

         (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section
7) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

         (b) All determinations required to be made under this Section 7, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Accounting Firm which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. The determination of tax liability made by the Accounting Firm shall be subject to review by the Executive's tax advisor, and, if the Executive's tax advisor does not agree with the determination reached by the Accounting Firm, then the Accounting Firm and the Executive's tax advisor shall jointly designate a nationally recognized public accounting firm which shall make the determination. All fees and expenses of the accountants and tax advisors retained by both the Executive and the Company shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 7, shall be paid by the Company to the Executive within five days after the receipt of the determination. Any determination by such jointly designated public accounting firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination hereunder, it is possible that Gross-Up Payments will not have been made by the Company that should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Executive hereafter is required to make a payment of any Excise Tax, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive. Upon notice by the Executive of any audit or other proceeding that may result in a liability to the Company hereunder, the Executive shall promptly notify the Company of such audit or other proceeding; and the Company may, at its option, but solely with respect to the item or items that relate to such potential liability, choose to assume the defense of such audit or other proceeding at its own cost, provided that (i) the Executive shall cooperate with the Company in such defense and (ii) the Company will not settle such audit or other proceeding without the consent of the Executive (such consent not to be unreasonably withheld). The highest effective marginal tax rate (determined by taking into account any reduction in itemized deductions and/or exemptions attributable to the inclusion of the additional amounts payable under this Section 7 in the Executive's adjusted gross or taxable income) based upon the state and locality where the Executive is resident at the time of payment of such amounts will be used for purposes of determining the federal and state income and other taxes with respect thereto.

8.       INDEMNIFICATION.

         (a) The Company agrees to indemnify the Executive to the fullest extent permitted by law if the Executive is a party or threatened to be made a party to any Proceeding (as defined below).

         (b) If requested by the Executive, the Company shall advance (within two business days of such request) any and all Expenses, as defined below, relating to a Proceeding to the Executive (an "Expense Advance"), upon the receipt of a written undertaking by or on behalf of the Executive to repay such Expense Advance if a judgment or other final adjudication adverse to the Executive (as to which all rights of appeal therefrom have been exhausted or lapsed) establishes that the Executive is not entitled to indemnification by the Company. Expenses shall include attorney's fees and all other costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Proceeding.

         (c) The Company agrees to obtain a directors' and officers' liability insurance policy covering the Executive and to continue and maintain such policy. The amount of coverage shall be reasonable in relation to the Executive's position and responsibilities during his employment by the Company.

         (d) This Section 8 is a supplement to and in furtherance of the Certificate of Incorporation and Bylaws of the Company and shall not be deemed a substitute therefor, or diminish or abrogate any rights of the Executive thereunder.

         (e) For purposes of Section 8(a), the meaning of the phrase "to the fullest extent permitted by law" shall include but not be limited to:

                  (i) to the fullest extent permitted by the provision of the Delaware General Corporation Law ("DGCL") that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL, and

                  (ii) to the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

         (f) For purposes of Sections 8(a) and 8(b), "Proceeding" shall mean any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Executive was, is or will be involved as a party or otherwise by reason of the fact that the Executive is or was a director or officer of the Company, by reason of any action taken by him or of any action on his part while acting as director or officer of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement.

9.       SUCCESSORS.

         (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment shall be a material breach of this Agreement and shall entitle the Executive to terminate the Executive's employment for Good Reason and receive the compensation provided for in Section 4 hereof. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 9 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

         (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee or other designee or, if there be no such designee, to the Executive's estate.

10.      NOTICE.

         For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

         If to the Company:

         Transaction Systems Architects, Inc.
         224 South 108 Avenue
         Omaha, NE 68154
         Attn:    President

         If to the Executive:

         -----------------------------------------------
         -----------------------------------------------
         -----------------------------------------------

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

11.      MISCELLANEOUS.

        No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska, without giving effect to any principles of conflicts of law.

12.      CONFLICT IN BENEFITS.

        Except as otherwise provided in the preceding sentences, this Agreement is not intended to and shall not limit or terminate any other agreement or arrangement between the Executive and the Company presently in effect or hereafter entered into.

13.      VALIDITY.

        The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

14.      SURVIVORSHIP.

        The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations and to the extent that any performance is required following termination of this Agreement. Without limiting the foregoing, Sections 7, 8 and 15 shall expressly survive the termination of this Agreement.

15.      LEGAL FEES AND EXPENSES.

        If a claim or dispute arises concerning the rights of the Executive under this Agreement, regardless of the party by whom such claim or dispute is initiated, the Company shall, upon presentation of appropriate vouchers, pay all legal expenses, including reasonable attorneys' fees, court costs, and ordinary and necessary out-of-pocket costs of attorneys, billed to and payable by the Executive or by anyone claiming under or through the Executive, in connection with the bringing, prosecuting, arbitrating, defending, litigating, negotiating, or settling such claim or dispute. In no event shall the Executive be required to reimburse the Company for any of the costs or expenses incurred by the Company relating to arbitration or litigation. Pending the outcome or resolution of any claim or dispute, the Company shall continue payment of all amounts due the Executive without regard to any dispute.

16.      EFFECTIVE DATE.

        This Agreement shall become effective upon execution.

17.      COUNTERPARTS.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

18.      NO GUARANTEE OF EMPLOYMENT.

        Neither this Agreement nor any action taken hereunder shall be construed as giving the Executive the right to be retained in employment with the Company, nor shall it interfere with either the Company's right to terminate the employment of the Executive at any time or the Executive's right to terminate his employment at any time.

19.      NO ASSIGNMENT BY EXECUTIVE.

        Except as otherwise provided in Section 9(b), the Executive's rights and interest under this Agreement shall not be assignable (in law or in equity) or subject to any manner of alienation, sale, transfer, claims of creditors, pledge, attachment, garnishment, levy, execution or encumbrances of any kind.

20.      WAIVER.

        The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. Any waiver of any provision of this Agreement shall not be deemed to be a waiver of any other provision, and any waiver of default in any provision of this Agreement shall not be deemed to be a waiver of any later default thereof or of any other provision.

21.      WITHHOLDING.

        All amounts paid pursuant to this Agreement shall be subject to withholding for taxes (federal, state, local or otherwise) to the extent required by applicable law.

22.      HEADINGS.

        The headings of this Agreement have been inserted for convenience of reference only and are to be ignored in the construction of the provisions hereof.

23.      NUMBER AND GENDER.

        The use of the singular shall be interpreted to include the plural and the plural the singular, as the context requires. The use of the masculine, feminine or neuter shall be interpreted to include the masculine, feminine or neuter as the context shall require.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                            TRANSACTION SYSTEMS ARCHITECTS, INC.

Date:                                       By:
     --------------------------                 --------------------------------
                                            EXECUTIVE:

Date:
     --------------------------             ------------------------------------

                                   APPENDIX A

         EXAMPLE 1 - Executive was employed by the Company for 1-1/3 fiscal years preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period and $120,000 for the full fiscal year. The Executive's Base Amount is $105,000.

                        Year 1:  3  x  $30,000  =  $90,000
                        Year 2:  $120,000
                        [90,000 + 120,000] / 2 = $105,000

                        $105,000 is the average fiscal-year Compensation for the Base Period.

         EXAMPLE 2 - Assume the same facts as in Example 1, except that the Executive also received a $70,000 sign-on bonus when his employment with the Company commenced at the beginning of the 4-month period.

         The Executive's Base Amount is $140,000

                        Year 1: [3 x $30,000] + $70,000 = $160,000
                        Year 2: $120,000
                        [160,000 + 120,000] / 2 = $140,000

         Since the sign-on bonus will not be paid more often than once per fiscal year, the amount of the bonus is not increased in annualizing the Executive's Compensation for the 4-month period.

         EXAMPLE 3 - Executive was employed by the Company for the last 4 months of the fiscal year preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period. The Executive's Base Amount is $90,000.

                        Year 1:  3 x $30,000 = $90,000
                        $90,000 / 1 = $90,000

                        $90,000 is the average fiscal-year Compensation for the Base Period.

                        SEVERANCE COMPENSATION AGREEMENT


         SEVERANCE COMPENSATION AGREEMENT dated as of July 31, 1999 between Transaction Systems Architects, Inc., a Delaware corporation (the "Company"), and Steve Schiller (the "Executive").

         WHEREAS, the Company's Board of Directors has determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control of the Company;

         NOW, THEREFORE, this Agreement sets forth the severance compensation which the Company agrees it will pay to the Executive if the Executive's employment with the Company terminates under certain circumstances described herein following a Change in Control (as defined herein) and the other benefits the Company will provide the Executive following a Change in Control.

1.       TERM.

         This Agreement shall terminate, except to the extent that any obligation of the Company hereunder remains unpaid as of such time, upon the earlier of (i) the termination of Executive's employment for any reason prior to a Change in Control; and (ii) three years after the date of a Change in Control.

2.       CHANGE IN CONTROL.

         For purposes of this Agreement, Change in Control shall mean:

         (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (C) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in subclauses (i), (ii) and (iii) of clause (c) of this
Section 2 are satisfied; or

         (b) if individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) approval by the stockholders of the Company of a reorganization, merger or consolidation, unless following such reorganization, merger or consolidation (i) more than 60% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the resulting corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the resulting corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

         (d) (i) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (ii) the first to occur of (A) the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (B) the approval by the stockholders of the Company of any such sale or disposition, other than, in each case, any such sale or disposition to a corporation, with respect to which immediately thereafter, (1) more than 60% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the transferee corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the transferee corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such transferee corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of such transferee corporation and the combined voting power of the then-outstanding voting securities of such transferee corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such transferee corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board providing for such sale or other disposition of assets of the Company.

3.       TERMINATION FOLLOWING A CHANGE IN CONTROL.

         (a)  The Executive shall be entitled to the compensation provided in
Section 4 of this Agreement if all of the following conditions are satisfied:

                 (i) there is a Change in Control of the Company while the Executive is still an employee of the Company;

                 (ii) the Executive's employment with the Company is terminated within two years after the Change in Control; and

                 (iii) the Executive's termination of employment is not a result of (A) the Executive's death; (B) the Executive's Disability (as defined in Section 3(b) below; (C) the Executive's Retirement (as defined in Section 3(c) below); (D) the Executive's termination by the Company for Cause (as defined in Section 3(d) below); or (E) the Executive's decision to terminate employment other than for Good Reason (as defined in Section 3(e) below).

         (b) If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been unable, with or without a reasonable accommodation, to perform his duties with the Company on a full-time basis for six months and within 30 days after a Notice of

Termination (as defined in Section 3(f) below) is thereafter given by the Company, the Executive shall not have returned to the full-time performance of the Executive's duties, the Company may terminate the Executive's employment for "Disability". If there is a Change in Control of the Company while the Executive is still an employee and if the Executive's employment with the Company is terminated for Disability within two years after the Change in Control, the Executive shall be entitled to receive in a lump sum cash payment within five days after his Date of Termination (as defined in Section 3(g) below) the following:

                 (i) one times the Base Amount (as defined in Section 4(b)(i)) determined with respect to the Base Period (as defined in Section 4(b)(ii)); plus

                 (ii) his earned but unpaid base salary through his Date of Termination; plus

                 (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                 (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points.

         (c) For purposes of this Agreement only, "Retirement" shall mean termination by the Company or the Executive of the Executive's employment based on the Executive's having reached age 65 or such other age as shall have been fixed in any arrangement established pursuant to this Agreement with the Executive's consent with respect to the Executive.

         (d) For purposes of this Agreement only, "Cause" shall mean: (i) the Executive's conviction of a felony involving moral turpitude; or (ii) the Executive's serious, willful gross misconduct or willful gross neglect of duties (other than any such neglect resulting from the Executive's incapacity due to physical or mental illness or any such neglect after the issuance of a Notice of Termination by the Executive for Good Reason, as such terms are defined in subsections (e) and (f) below), which, in either case, has resulted, or in all probability is likely to result, in material economic damage to the Company; provided no act or failure to act by the Executive will constitute "Cause" under clause (ii) if the Executive believed in good faith that such act or failure to act was in the best interest of the Company.

         For purposes of this Agreement only, any termination of the Executive's employment by the Company for Cause shall be authorized by a vote of at least a majority of the non-employee members of the Board of Directors of the Company (the "Board") within 12 months of a majority of such non-employee members of the Board having actual knowledge of the event or circumstances providing a basis for such termination. In the case of clause (ii) of the second sentence of this subsection (d), the Executive shall be given notice by the Board specifying in detail the particular act or failure to act on which the Board is relying in proposing to terminate him for Cause and offering the Executive an opportunity, on a date at least 14 days after receipt of such notice, to have a hearing, with counsel, before a majority of the non-employee members of the Board, including each of the members of the Board who authorized the termination for Cause. The Executive shall not be terminated for Cause if, within 30 days after the date of the Executive's hearing before the Board (or if the Executive waives a hearing, within 30 days after receiving notice of the proposed termination), he has corrected the particular act or failure to act specified in the notice and by so correcting such act or failure to act he has reduced the economic damage his act or failure to act has allegedly caused the Company to a level which is no longer material or has eliminated the probability that such act or failure to act is likely to result in material economic damage to the Company. No termination for Cause shall take effect until the expiration of the correction period described in the preceding sentence and the determination by a majority of the non-employee members of the Board that the Executive has failed to correct the act or failure to act in accordance with the terms of the preceding sentence.

         Anything herein to the contrary notwithstanding, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony involving moral turpitude such conviction is finally overturned on appeal, the Executive shall be entitled to the compensation provided in Sections 4(a) and 4(c). In lieu of the interest provided in clause (iv) of the first sentence of Section 4(a) and the interest provided in the second sentence of Section 4(c), however, the compensation provided in Sections 4(a) and 4(c) shall be increased by a ten percent rate of interest, compounded annually, calculated from the date such compensation would have been paid if the Executive's employment had been terminated without Cause.

         (e) For purposes of this Agreement, "Good Reason" shall mean, after any Change in Control and without the Executive's express written consent, any of the following:

                  (i) a significant diminution in the Executive's duties and responsibilities, or the assignment to the Executive by the Company of duties inconsistent with the Executive's position, duties, responsibilities or status with the Company immediately prior to a Change in Control of the Company, or a change in the Executive's titles or offices as in effect immediately prior to a Change in Control of the Company, or any removal of the Executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of his employment for Disability, Retirement or Cause or as a result of the Executive's death or by the Executive other than for Good Reason;

                  (ii) a reduction by the Company in the Executive's annual rate of base salary as in effect on the date hereof or as the same may be increased from time to time during the term of this Agreement or the Company's failure to increase (within 12 months of the Executive's last increase in his annual rate of base salary) the Executive's annual rate of base salary after a Change in Control of the Company in an amount which at least equals, on a percentage basis, the greater of (A) the average percentage increase in the annual rate of base salary for all officers of the Company effected in the preceding 12 months; or (B) the Consumer Price Index as published by the United States Government (or, in the event such index is discontinued, any similar index published by the United States Government as designated in good faith by the Executive); provided, however, that nothing contained in this clause (ii) shall be construed under any circumstances as permitting the Company to decrease the Executive's annual rate of base salary;

                  (iii) (A) any failure by the Company to continue in effect any benefit plan or arrangement (including, without limitation, the life insurance, medical, dental, accident and disability plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing the Executive with benefits that are no less favorable (hereinafter referred to as "Benefit Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Benefit Plan or deprive the Executive of any material fringe benefit or perquisite of office enjoyed by the Executive at the time of a Change in Control of the Company, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Benefit Plan being altered, reduced, affected or ended;

                  (iv) (A) any failure by the Company to continue in effect any incentive plan or arrangement (including, without limitation, the Company's bonus arrangements, the Transaction Systems Architects, Inc. Deferred Compensation Plan, the Transaction Systems Architects, Inc. 401(k) Plan, the sales incentive plans, and the management incentive plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plans or arrangements providing him with substantially similar benefits, (hereinafter referred to as "Incentive Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in any such Incentive Plan or reduce the Executive's benefits under any such Incentive Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Incentive Plan being altered, reduced, affected or ended, or (C) any failure by the Company with respect to any fiscal year to make an award to the Executive pursuant to each such Incentive Plan or such substituted comparable plan or program equal to or greater than the greater of (1) the award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan or program with respect to the immediately preceding fiscal year or (2) the average annual award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan with respect to the prior three fiscal years (or such lesser number of prior fiscal years that the Executive was employed by the Company or that the Incentive Plan (together with any substituted comparable plan) was maintained);

                  (v) (A) any failure by the Company to continue in effect any plan or arrangement to receive securities of the Company (including, without limitation, the Transaction Systems Architects, Inc. 1999 Employee Stock Purchase Plan and the Transaction Systems Architects Inc. 1999 Stock Option
         Plan) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing him with substantially similar benefits, (hereinafter referred to as "Securities Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Securities Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Securities Plan being altered, reduced, affected or ended, or (C) any failure by the Company in any fiscal year to grant stock options, stock appreciation rights or securities awards to the Executive pursuant to such Securities Plans with respect to an aggregate number of securities of the Company of each kind that is equal to or greater than the greater of (1) the aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights or securities awards granted to the Executive pursuant to such Securities Plans in the immediately preceding fiscal year or (2) the average annual aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights, or securities awards granted to the Executive pursuant to such Securities Plans in the prior three fiscal years; and provided further the material terms and conditions of such stock options, stock appreciation rights, and securities awards granted to the Executive after the Change in Control (including, but not limited to, the exercise price, vesting schedule, period and methods of exercise, expiration date, forfeiture provisions and other restrictions) are substantially similar to the material terms and conditions of the stock options, stock appreciation rights, and securities awards granted to the Executive under the Securities Plans immediately prior to the Change in Control of the Company;

                  (vi) the Executive's relocation more than 50 miles from the location at which the Executive performed the Executive's duties prior to a Change in Control of the Company, except for required travel by the Executive on the Company's business to an extent substantially consistent with the Executive's business travel obligations at the time of a Change in Control of the Company;

                  (vii) any failure by the Company to provide the Executive with the number of annual paid vacation days to which the Executive is entitled for the year in which a Change in Control of the Company occurs;

                  (viii) any material breach by the Company of any provision of this Agreement;

                  (ix) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company prior to such succession or assignment;

                  (x) any failure by the Company or its successor to enter into an agreement with the Executive that is substantially similar to this Agreement with respect to a Change in Control of the Company or its successor occurring thereafter; or

                  (xi) any purported termination of the Executive's employment by the Company pursuant to Section 3(b), 3(c) or 3(d) above which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 3(f) below (and, if applicable, Section 3(d) above), and for purposes of this Agreement, no such purported termination shall be effective.

For purposes of this subsection (e), an isolated, immaterial, and inadvertent action not taken in bad faith by the Company in violation of clause (ii), (iii),
(iv), (v) or (vii) of this subsection that is remedied by the Company promptly after receipt of notice thereof given by the Executive shall not be considered Good Reason for the Executive's termination of employment with the Company. In the event the Executive terminates his employment for Good Reason hereunder, then notwithstanding that the Executive may also retire for purposes of the Benefit Plans, Incentive Plans or Securities Plans, the Executive shall be deemed to have terminated his employment for Good Reason for purposes of this Agreement.

         (f) Any termination of the Executive by the Company pursuant to Section 3(b), 3(c) or 3(d) above, or by the Executive pursuant to Section 3(e) above, shall be communicated by a Notice of Termination to the other party hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate those specific termination provisions in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. For purposes of this Agreement, no such purported termination by the Company shall be effective without such Notice of Termination.

         (g) "Date of Termination" shall mean (i) if the Executive's employment is terminated by the Company for Disability, 30 days after Notice of Termination is given to the Executive (provided that the Executive shall not have returned to the performance of the Executive's duties on a full-time basis during such 30-day period), (ii) if the Executive's employment is terminated by the Executive for Good Reason, the date specified in the Notice of Termination, and
(iii) if the Executive's employment is terminated by the Company for any other reason, the date on which a Notice of Termination is given; provided, however, that if within 30 days after any Notice of Termination is given to the Executive by the Company, the Executive notifies the Company that a dispute exists concerning the termination, the Date of Termination shall be the date the dispute is finally determined, whether by mutual written agreement of the parties or upon final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

4.       SEVERANCE COMPENSATION UPON TERMINATION OF EMPLOYMENT.

         (a) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Company shall pay to the Executive in a lump sum cash payment within five days after the Date of Termination the following:

                  (i) the Severance Amount as defined in Section 4(b) below;
         plus

                  (ii) his earned but unpaid base salary through his Date of Termination; plus

                  (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                  (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points, compounded annually.

         (b) "Severance Amount" shall mean an amount equal to one times the Base Amount (as defined below) determined with respect to the Base Period (as defined below); provided, however, in no event shall the Severance Amount be less than two times the Executive's annual rate of base salary at the higher of the annual rate in effect (i) immediately prior to the Date of Termination or (ii) on the date six months prior to the Date of Termination. For purposes of this subsection (b):

                  (i) "Base Amount" means the Executive's average fiscal-year Compensation (as defined below) for fiscal years of the Company in the Base Period. Such average shall be computed by dividing the total of the Executive's Compensation for the Base Period by the number of fiscal years in the Base Period. If the Executive's Base Period includes a portion of a fiscal year during which he was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below), the Executive's Compensation for such fiscal year shall be annualized before determining the average fiscal-year Compensation for the Base Period. In annualizing Compensation, the frequency with which payments are expected to be made over a fiscal year shall be taken into account; thus, any amount of Compensation that represents a payment that will not be made more often than once per fiscal year is not annualized. Set forth on Appendix A, which is attached hereto and made a part hereof, are three examples illustrating the calculation of the Base Amount.

                  (ii) "Base Period" means the most recent two consecutive fiscal years of the Company ending prior to the Date of Termination. However, if the Executive was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below) at any time during one of such two fiscal years, the Executive's Base Period is the one fiscal year of such two-fiscal-year period during which the Executive performed personal services for the Company or a predecessor entity or a related entity.

                  (iii) "Compensation" means the compensation which was payable by the Company, by a predecessor entity, or by a related entity and which was includible in the gross income of the Executive (or either was excludible from such gross income as

         "foreign earned income" within the meaning of Section 911 of the Internal Revenue Code of 1986, as amended (the "Code"), or would have been includible in such gross income if the Executive had been a United States citizen or resident), but excluding the following: (A) amounts realized from the exercise of a non-qualified stock option; and (B) amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option described in Code
         Section 422(b) or under an employee stock purchase plan described in Code Section 423(b). Notwithstanding the preceding sentence, Compensation shall be determined without regard to any compensation deferral election under any plan, program or arrangement, qualified or nonqualified, maintained or contributed to by the Company, a predecessor entity or a related entity, including but not limited to a cash-or-deferred arrangement described in Code Section 401(k), a cafeteria plan described in Code Section 125 or a nonqualified deferred compensation plan. A "predecessor entity" is any entity which, as a result of a merger, consolidation, purchase or acquisition of property or stock, corporate separation, or other similar business transaction transfers some or all of its employees to the Company or to a related entity or to a predecessor entity of the Company. The term "related entity" includes any entity treated as a single employer with the Company in accordance with subsections (b), (c), (m) and (o) of Code Section 414.

         (c) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Executive will be entitled to continued participation in all employee benefit plans or programs available to Company employees generally in which the Executive was participating on the Date of Termination, such continued participation to be at Company cost and otherwise on the same basis as Company employees generally, until the earlier of (i) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis) or (ii) two years from the Date of Termination; provided (A) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this sentence, he shall be paid, in a lump sum cash payment, within 30 days following the date it is determined he is unable to participate in any employee benefit plan or program, the after-tax economic equivalent of the benefits provided under the plan or program in which he is unable to participate for the period specified in this sentence, and (B) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit for himself (including family or dependent coverage, if applicable) on an individual basis. The Executive shall be eligible for group health plan continuation coverage under and in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, when he ceases to be eligible for continued participation in the Company's group health plan under this subsection (e).

5.       NO OBLIGATION TO MITIGATE DAMAGES; NO EFFECT ON OTHER CONTRACTUAL
         RIGHTS.

         (a) The Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer after the Date of Termination or otherwise.

         (b) The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any Benefit Plan, Incentive Plan or Securities Plan, employment agreement or other contract, plan or agreement with or of the Company.

6.       INCENTIVE AWARDS.

         In the event of a Change in Control of the Company, then notwithstanding the terms and conditions of any Incentive Plan, the Company agrees (i) to immediately and fully vest all unvested awards, units, and benefits (other than options to acquire securities of the Company or awards of securities of the Company) which have been awarded or allocated to the Executive under the Incentive Plans; and (ii) upon the exercise of such awards or units or the distribution of such benefits, to pay all amounts due under the Incentive Plans solely in cash.

7.       CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

         (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section
7) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

         (b) All determinations required to be made under this Section 7, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Accounting Firm which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. The determination of tax liability made by the Accounting Firm shall be subject to review by the Executive's tax advisor, and, if the Executive's tax advisor does not agree with the determination reached by the Accounting Firm, then the Accounting Firm and the Executive's tax advisor shall jointly designate a nationally recognized public accounting firm which shall make the determination. All fees and expenses of the accountants and tax advisors retained by both the Executive and the Company shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 7, shall be paid by the Company to the Executive within five days after the receipt of the determination. Any determination by such jointly designated public accounting firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination hereunder, it is possible that Gross-Up Payments will not have been made by the Company that should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Executive hereafter is required to make a payment of any Excise Tax, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive. Upon notice by the Executive of any audit or other proceeding that may result in a liability to the Company hereunder, the Executive shall promptly notify the Company of such audit or other proceeding; and the Company may, at its option, but solely with respect to the item or items that relate to such potential liability, choose to assume the defense of such audit or other proceeding at its own cost, provided that (i) the Executive shall cooperate with the Company in such defense and (ii) the Company will not settle such audit or other proceeding without the consent of the Executive (such consent not to be unreasonably withheld). The highest effective marginal tax rate (determined by taking into account any reduction in itemized deductions and/or exemptions attributable to the inclusion of the additional amounts payable under this Section 7 in the Executive's adjusted gross or taxable income) based upon the state and locality where the Executive is resident at the time of payment of such amounts will be used for purposes of determining the federal and state income and other taxes with respect thereto.

8.       INDEMNIFICATION.

         (a) The Company agrees to indemnify the Executive to the fullest extent permitted by law if the Executive is a party or threatened to be made a party to any Proceeding (as defined below).

         (b) If requested by the Executive, the Company shall advance (within two business days of such request) any and all Expenses, as defined below, relating to a Proceeding to the Executive (an "Expense Advance"), upon the receipt of a written undertaking by or on behalf of the Executive to repay such Expense Advance if a judgment or other final adjudication adverse to the Executive (as to which all rights of appeal therefrom have been exhausted or lapsed) establishes that the Executive is not entitled to indemnification by the Company. Expenses shall include attorney's fees and all other costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Proceeding.

         (c) The Company agrees to obtain a directors' and officers' liability insurance policy covering the Executive and to continue and maintain such policy. The amount of coverage shall be reasonable in relation to the Executive's position and responsibilities during his employment by the Company.

         (d) This Section 8 is a supplement to and in furtherance of the Certificate of Incorporation and Bylaws of the Company and shall not be deemed a substitute therefor, or diminish or abrogate any rights of the Executive thereunder.

         (e) For purposes of Section 8(a), the meaning of the phrase "to the fullest extent permitted by law" shall include but not be limited to:

                  (i) to the fullest extent permitted by the provision of the Delaware General Corporation Law ("DGCL") that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL, and

                  (ii) to the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

         (f) For purposes of Sections 8(a) and 8(b), "Proceeding" shall mean any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Executive was, is or will be involved as a party or otherwise by reason of the fact that the Executive is or was a director or officer of the Company, by reason of any action taken by him or of any action on his part while acting as director or officer of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement.

9.       SUCCESSORS.

         (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment shall be a material breach of this Agreement and shall entitle the Executive to terminate the Executive's employment for Good Reason and receive the compensation provided for in Section 4 hereof. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 9 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

         (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee or other designee or, if there be no such designee, to the Executive's estate.

10.      NOTICE.

         For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

         If to the Company:

         Transaction Systems Architects, Inc.
         224 South 108 Avenue
         Omaha, NE 68154
         Attn:    President

         If to the Executive:

         ----------------------------------------
         ----------------------------------------
         ----------------------------------------


or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

11.      MISCELLANEOUS.

        No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska, without giving effect to any principles of conflicts of law.

12.      CONFLICT IN BENEFITS.

        Except as otherwise provided in the preceding sentences, this Agreement is not intended to and shall not limit or terminate any other agreement or arrangement between the Executive and the Company presently in effect or hereafter entered into.

13.      VALIDITY.

        The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

14.      SURVIVORSHIP.

        The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations and to the extent that any performance is required following termination of this Agreement. Without limiting the foregoing, Sections 7, 8 and 15 shall expressly survive the termination of this Agreement.

15.      LEGAL FEES AND EXPENSES.

        If a claim or dispute arises concerning the rights of the Executive under this Agreement, regardless of the party by whom such claim or dispute is initiated, the Company shall, upon presentation of appropriate vouchers, pay all legal expenses, including reasonable attorneys' fees, court costs, and ordinary and necessary out-of-pocket costs of attorneys, billed to and payable by the Executive or by anyone claiming under or through the Executive, in connection with the bringing, prosecuting, arbitrating, defending, litigating, negotiating, or settling such claim or dispute. In no event shall the Executive be required to reimburse the Company for any of the costs or expenses incurred by the Company relating to arbitration or litigation. Pending the outcome or resolution of any claim or dispute, the Company shall continue payment of all amounts due the Executive without regard to any dispute.

16.      EFFECTIVE DATE.

        This Agreement shall become effective upon execution.

17.      COUNTERPARTS.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

18.      NO GUARANTEE OF EMPLOYMENT.

        Neither this Agreement nor any action taken hereunder shall be construed as giving the Executive the right to be retained in employment with the Company, nor shall it interfere with either the Company's right to terminate the employment of the Executive at any time or the Executive's right to terminate his employment at any time.

19.      NO ASSIGNMENT BY EXECUTIVE.

        Except as otherwise provided in Section 9(b), the Executive's rights and interest under this Agreement shall not be assignable (in law or in equity) or subject to any manner of alienation, sale, transfer, claims of creditors, pledge, attachment, garnishment, levy, execution or encumbrances of any kind.

20.      WAIVER.

        The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. Any waiver of any provision of this Agreement shall not be deemed to be a waiver of any other provision, and any waiver of default in any provision of this Agreement shall not be deemed to be a waiver of any later default thereof or of any other provision.

21.      WITHHOLDING.

        All amounts paid pursuant to this Agreement shall be subject to withholding for taxes (federal, state, local or otherwise) to the extent required by applicable law.

22.      HEADINGS.

        The headings of this Agreement have been inserted for convenience of reference only and are to be ignored in the construction of the provisions hereof.

23.      NUMBER AND GENDER.

        The use of the singular shall be interpreted to include the plural and the plural the singular, as the context requires. The use of the masculine, feminine or neuter shall be interpreted to include the masculine, feminine or neuter as the context shall require.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                            TRANSACTION SYSTEMS ARCHITECTS, INC.


Date:                                       By:
     -------------------                       ---------------------------

                                            EXECUTIVE:

Date:
     -------------------                    ------------------------------

                                   APPENDIX A


         EXAMPLE 1 - Executive was employed by the Company for 1-1/3 fiscal years preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period and $120,000 for the full fiscal year. The Executive's Base Amount is $105,000.

                                    Year 1:  3  x  $30,000  =  $90,000
                                    Year 2:  $120,000
                                    [90,000 + 120,000] / 2 = $105,000

                                    $105,000 is the average fiscal-year
                                    Compensation for the Base Period.


         EXAMPLE 2 - Assume the same facts as in Example 1, except that the Executive also received a $70,000 sign-on bonus when his employment with the Company commenced at the beginning of the 4-month period. The Executive's Base Amount is $140,000

                                    Year 1: [3 x $30,000] + $70,000 = $160,000
                                    Year 2: $120,000
                                    [160,000 + 120,000] / 2 = $140,000


         Since the sign-on bonus will not be paid more often than once per fiscal year, the amount of the bonus is not increased in annualizing the Executive's Compensation for the 4-month period.


         EXAMPLE 3 - Executive was employed by the Company for the last 4 months of the fiscal year preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period. The Executive's Base Amount is $90,000.

                                    Year 1:  3 x $30,000 = $90,000
                                    $90,000 / 1 = $90,000

                                    $90,000 is the average fiscal-year
                                    Compensation for the Base Period.

                        SEVERANCE COMPENSATION AGREEMENT


         SEVERANCE COMPENSATION AGREEMENT dated as of July 31, 1999 between Transaction Systems Architects, Inc., a Delaware corporation (the "Company"), and Steve Schiller (the "Executive").

         WHEREAS, the Company's Board of Directors has determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control of the Company;

         NOW, THEREFORE, this Agreement sets forth the severance compensation which the Company agrees it will pay to the Executive if the Executive's employment with the Company terminates under certain circumstances described herein following a Change in Control (as defined herein) and the other benefits the Company will provide the Executive following a Change in Control.

1.       TERM.

         This Agreement shall terminate, except to the extent that any obligation of the Company hereunder remains unpaid as of such time, upon the earlier of (i) the termination of Executive's employment for any reason prior to a Change in Control; and (ii) three years after the date of a Change in Control.

2.       CHANGE IN CONTROL.

         For purposes of this Agreement, Change in Control shall mean:

         (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (C) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in subclauses (i), (ii) and (iii) of clause (c) of this
Section 2 are satisfied; or

         (b) if individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) approval by the stockholders of the Company of a reorganization, merger or consolidation, unless following such reorganization, merger or consolidation (i) more than 60% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the resulting corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the resulting corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

         (d) (i) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (ii) the first to occur of (A) the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (B) the approval by the stockholders of the Company of any such sale or disposition, other than, in each case, any such sale or disposition to a corporation, with respect to which immediately thereafter, (1) more than 60% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the transferee corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the transferee corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such transferee corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of such transferee corporation and the combined voting power of the then-outstanding voting securities of such transferee corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such transferee corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board providing for such sale or other disposition of assets of the Company.

3.       TERMINATION FOLLOWING A CHANGE IN CONTROL.

         (a)  The Executive shall be entitled to the compensation provided in
Section 4 of this Agreement if all of the following conditions are satisfied:

                 (i) there is a Change in Control of the Company while the Executive is still an employee of the Company;

                 (ii) the Executive's employment with the Company is terminated within two years after the Change in Control; and

                 (iii) the Executive's termination of employment is not a result of (A) the Executive's death; (B) the Executive's Disability (as defined in Section 3(b) below; (C) the Executive's Retirement (as defined in Section 3(c) below); (D) the Executive's termination by the Company for Cause (as defined in Section 3(d) below); or (E) the Executive's decision to terminate employment other than for Good Reason (as defined in Section 3(e) below).

         (b) If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been unable, with or without a reasonable accommodation, to perform his duties with the Company on a full-time basis for six months and within 30 days after a Notice of

Termination (as defined in Section 3(f) below) is thereafter given by the Company, the Executive shall not have returned to the full-time performance of the Executive's duties, the Company may terminate the Executive's employment for "Disability". If there is a Change in Control of the Company while the Executive is still an employee and if the Executive's employment with the Company is terminated for Disability within two years after the Change in Control, the Executive shall be entitled to receive in a lump sum cash payment within five days after his Date of Termination (as defined in Section 3(g) below) the following:

                 (i) one times the Base Amount (as defined in Section 4(b)(i)) determined with respect to the Base Period (as defined in Section 4(b)(ii)); plus

                 (ii) his earned but unpaid base salary through his Date of Termination; plus

                 (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                 (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points.

         (c) For purposes of this Agreement only, "Retirement" shall mean termination by the Company or the Executive of the Executive's employment based on the Executive's having reached age 65 or such other age as shall have been fixed in any arrangement established pursuant to this Agreement with the Executive's consent with respect to the Executive.

         (d) For purposes of this Agreement only, "Cause" shall mean: (i) the Executive's conviction of a felony involving moral turpitude; or (ii) the Executive's serious, willful gross misconduct or willful gross neglect of duties (other than any such neglect resulting from the Executive's incapacity due to physical or mental illness or any such neglect after the issuance of a Notice of Termination by the Executive for Good Reason, as such terms are defined in subsections (e) and (f) below), which, in either case, has resulted, or in all probability is likely to result, in material economic damage to the Company; provided no act or failure to act by the Executive will constitute "Cause" under clause (ii) if the Executive believed in good faith that such act or failure to act was in the best interest of the Company.

         For purposes of this Agreement only, any termination of the Executive's employment by the Company for Cause shall be authorized by a vote of at least a majority of the non-employee members of the Board of Directors of the Company (the "Board") within 12 months of a majority of such non-employee members of the Board having actual knowledge of the event or circumstances providing a basis for such termination. In the case of clause (ii) of the second sentence of this subsection (d), the Executive shall be given notice by the Board specifying in detail the particular act or failure to act on which the Board is relying in proposing to terminate him for Cause and offering the Executive an opportunity, on a date at least 14 days after receipt of such notice, to have a hearing, with counsel, before a majority of the non-employee members of the Board, including each of the members of the Board who authorized the termination for Cause. The Executive shall not be terminated for Cause if, within 30 days after the date of the Executive's hearing before the Board (or if the Executive waives a hearing, within 30 days after receiving notice of the proposed termination), he has corrected the particular act or failure to act specified in the notice and by so correcting such act or failure to act he has reduced the economic damage his act or failure to act has allegedly caused the Company to a level which is no longer material or has eliminated the probability that such act or failure to act is likely to result in material economic damage to the Company. No termination for Cause shall take effect until the expiration of the correction period described in the preceding sentence and the determination by a majority of the non-employee members of the Board that the Executive has failed to correct the act or failure to act in accordance with the terms of the preceding sentence.

         Anything herein to the contrary notwithstanding, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony involving moral turpitude such conviction is finally overturned on appeal, the Executive shall be entitled to the compensation provided in Sections 4(a) and 4(c). In lieu of the interest provided in clause (iv) of the first sentence of Section 4(a) and the interest provided in the second sentence of Section 4(c), however, the compensation provided in Sections 4(a) and 4(c) shall be increased by a ten percent rate of interest, compounded annually, calculated from the date such compensation would have been paid if the Executive's employment had been terminated without Cause.

         (e) For purposes of this Agreement, "Good Reason" shall mean, after any Change in Control and without the Executive's express written consent, any of the following:

                  (i) a significant diminution in the Executive's duties and responsibilities, or the assignment to the Executive by the Company of duties inconsistent with the Executive's position, duties, responsibilities or status with the Company immediately prior to a Change in Control of the Company, or a change in the Executive's titles or offices as in effect immediately prior to a Change in Control of the Company, or any removal of the Executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of his employment for Disability, Retirement or Cause or as a result of the Executive's death or by the Executive other than for Good Reason;

                  (ii) a reduction by the Company in the Executive's annual rate of base salary as in effect on the date hereof or as the same may be increased from time to time during the term of this Agreement or the Company's failure to increase (within 12 months of the Executive's last increase in his annual rate of base salary) the Executive's annual rate of base salary after a Change in Control of the Company in an amount which at least equals, on a percentage basis, the greater of (A) the average percentage increase in the annual rate of base salary for all officers of the Company effected in the preceding 12 months; or (B) the Consumer Price Index as published by the United States Government (or, in the event such index is discontinued, any similar index published by the United States Government as designated in good faith by the Executive); provided, however, that nothing contained in this clause (ii) shall be construed under any circumstances as permitting the Company to decrease the Executive's annual rate of base salary;

                  (iii) (A) any failure by the Company to continue in effect any benefit plan or arrangement (including, without limitation, the life insurance, medical, dental, accident and disability plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing the Executive with benefits that are no less favorable (hereinafter referred to as "Benefit Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Benefit Plan or deprive the Executive of any material fringe benefit or perquisite of office enjoyed by the Executive at the time of a Change in Control of the Company, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Benefit Plan being altered, reduced, affected or ended;

                  (iv) (A) any failure by the Company to continue in effect any incentive plan or arrangement (including, without limitation, the Company's bonus arrangements, the Transaction Systems Architects, Inc. Deferred Compensation Plan, the Transaction Systems Architects, Inc. 401(k) Plan, the sales incentive plans, and the management incentive plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plans or arrangements providing him with substantially similar benefits, (hereinafter referred to as "Incentive Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in any such Incentive Plan or reduce the Executive's benefits under any such Incentive Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Incentive Plan being altered, reduced, affected or ended, or (C) any failure by the Company with respect to any fiscal year to make an award to the Executive pursuant to each such Incentive Plan or such substituted comparable plan or program equal to or greater than the greater of (1) the award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan or program with respect to the immediately preceding fiscal year or (2) the average annual award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan with respect to the prior three fiscal years (or such lesser number of prior fiscal years that the Executive was employed by the Company or that the Incentive Plan (together with any substituted comparable plan) was maintained);

                  (v) (A) any failure by the Company to continue in effect any plan or arrangement to receive securities of the Company (including, without limitation, the Transaction Systems Architects, Inc. 1999 Employee Stock Purchase Plan and the Transaction Systems Architects Inc. 1999 Stock Option
         Plan) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing him with substantially similar benefits, (hereinafter referred to as "Securities Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Securities Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Securities Plan being altered, reduced, affected or ended, or (C) any failure by the Company in any fiscal year to grant stock options, stock appreciation rights or securities awards to the Executive pursuant to such Securities Plans with respect to an aggregate number of securities of the Company of each kind that is equal to or greater than the greater of (1) the aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights or securities awards granted to the Executive pursuant to such Securities Plans in the immediately preceding fiscal year or (2) the average annual aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights, or securities awards granted to the Executive pursuant to such Securities Plans in the prior three fiscal years; and provided further the material terms and conditions of such stock options, stock appreciation rights, and securities awards granted to the Executive after the Change in Control (including, but not limited to, the exercise price, vesting schedule, period and methods of exercise, expiration date, forfeiture provisions and other restrictions) are substantially similar to the material terms and conditions of the stock options, stock appreciation rights, and securities awards granted to the Executive under the Securities Plans immediately prior to the Change in Control of the Company;

                  (vi) the Executive's relocation more than 50 miles from the location at which the Executive performed the Executive's duties prior to a Change in Control of the Company, except for required travel by the Executive on the Company's business to an extent substantially consistent with the Executive's business travel obligations at the time of a Change in Control of the Company;

                  (vii) any failure by the Company to provide the Executive with the number of annual paid vacation days to which the Executive is entitled for the year in which a Change in Control of the Company occurs;

                  (viii) any material breach by the Company of any provision of this Agreement;

                  (ix) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company prior to such succession or assignment;

                  (x) any failure by the Company or its successor to enter into an agreement with the Executive that is substantially similar to this Agreement with respect to a Change in Control of the Company or its successor occurring thereafter; or

                  (xi) any purported termination of the Executive's employment by the Company pursuant to Section 3(b), 3(c) or 3(d) above which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 3(f) below (and, if applicable, Section 3(d) above), and for purposes of this Agreement, no such purported termination shall be effective.

For purposes of this subsection (e), an isolated, immaterial, and inadvertent action not taken in bad faith by the Company in violation of clause (ii), (iii),
(iv), (v) or (vii) of this subsection that is remedied by the Company promptly after receipt of notice thereof given by the Executive shall not be considered Good Reason for the Executive's termination of employment with the Company. In the event the Executive terminates his employment for Good Reason hereunder, then notwithstanding that the Executive may also retire for purposes of the Benefit Plans, Incentive Plans or Securities Plans, the Executive shall be deemed to have terminated his employment for Good Reason for purposes of this Agreement.

         (f) Any termination of the Executive by the Company pursuant to Section 3(b), 3(c) or 3(d) above, or by the Executive pursuant to Section 3(e) above, shall be communicated by a Notice of Termination to the other party hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate those specific termination provisions in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. For purposes of this Agreement, no such purported termination by the Company shall be effective without such Notice of Termination.

         (g) "Date of Termination" shall mean (i) if the Executive's employment is terminated by the Company for Disability, 30 days after Notice of Termination is given to the Executive (provided that the Executive shall not have returned to the performance of the Executive's duties on a full-time basis during such 30-day period), (ii) if the Executive's employment is terminated by the Executive for Good Reason, the date specified in the Notice of Termination, and
(iii) if the Executive's employment is terminated by the Company for any other reason, the date on which a Notice of Termination is given; provided, however, that if within 30 days after any Notice of Termination is given to the Executive by the Company, the Executive notifies the Company that a dispute exists concerning the termination, the Date of Termination shall be the date the dispute is finally determined, whether by mutual written agreement of the parties or upon final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

4.       SEVERANCE COMPENSATION UPON TERMINATION OF EMPLOYMENT.

         (a) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Company shall pay to the Executive in a lump sum cash payment within five days after the Date of Termination the following:

                  (i) the Severance Amount as defined in Section 4(b) below;
         plus

                  (ii) his earned but unpaid base salary through his Date of Termination; plus

                  (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                  (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points, compounded annually.

         (b) "Severance Amount" shall mean an amount equal to one times the Base Amount (as defined below) determined with respect to the Base Period (as defined below); provided, however, in no event shall the Severance Amount be less than two times the Executive's annual rate of base salary at the higher of the annual rate in effect (i) immediately prior to the Date of Termination or (ii) on the date six months prior to the Date of Termination. For purposes of this subsection (b):

                  (i) "Base Amount" means the Executive's average fiscal-year Compensation (as defined below) for fiscal years of the Company in the Base Period. Such average shall be computed by dividing the total of the Executive's Compensation for the Base Period by the number of fiscal years in the Base Period. If the Executive's Base Period includes a portion of a fiscal year during which he was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below), the Executive's Compensation for such fiscal year shall be annualized before determining the average fiscal-year Compensation for the Base Period. In annualizing Compensation, the frequency with which payments are expected to be made over a fiscal year shall be taken into account; thus, any amount of Compensation that represents a payment that will not be made more often than once per fiscal year is not annualized. Set forth on Appendix A, which is attached hereto and made a part hereof, are three examples illustrating the calculation of the Base Amount.

                  (ii) "Base Period" means the most recent two consecutive fiscal years of the Company ending prior to the Date of Termination. However, if the Executive was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below) at any time during one of such two fiscal years, the Executive's Base Period is the one fiscal year of such two-fiscal-year period during which the Executive performed personal services for the Company or a predecessor entity or a related entity.

                  (iii) "Compensation" means the compensation which was payable by the Company, by a predecessor entity, or by a related entity and which was includible in the gross income of the Executive (or either was excludible from such gross income as

         "foreign earned income" within the meaning of Section 911 of the Internal Revenue Code of 1986, as amended (the "Code"), or would have been includible in such gross income if the Executive had been a United States citizen or resident), but excluding the following: (A) amounts realized from the exercise of a non-qualified stock option; and (B) amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option described in Code
         Section 422(b) or under an employee stock purchase plan described in Code Section 423(b). Notwithstanding the preceding sentence, Compensation shall be determined without regard to any compensation deferral election under any plan, program or arrangement, qualified or nonqualified, maintained or contributed to by the Company, a predecessor entity or a related entity, including but not limited to a cash-or-deferred arrangement described in Code Section 401(k), a cafeteria plan described in Code Section 125 or a nonqualified deferred compensation plan. A "predecessor entity" is any entity which, as a result of a merger, consolidation, purchase or acquisition of property or stock, corporate separation, or other similar business transaction transfers some or all of its employees to the Company or to a related entity or to a predecessor entity of the Company. The term "related entity" includes any entity treated as a single employer with the Company in accordance with subsections (b), (c), (m) and (o) of Code Section 414.

         (c) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Executive will be entitled to continued participation in all employee benefit plans or programs available to Company employees generally in which the Executive was participating on the Date of Termination, such continued participation to be at Company cost and otherwise on the same basis as Company employees generally, until the earlier of (i) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis) or (ii) two years from the Date of Termination; provided (A) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this sentence, he shall be paid, in a lump sum cash payment, within 30 days following the date it is determined he is unable to participate in any employee benefit plan or program, the after-tax economic equivalent of the benefits provided under the plan or program in which he is unable to participate for the period specified in this sentence, and (B) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit for himself (including family or dependent coverage, if applicable) on an individual basis. The Executive shall be eligible for group health plan continuation coverage under and in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, when he ceases to be eligible for continued participation in the Company's group health plan under this subsection (e).

5.       NO OBLIGATION TO MITIGATE DAMAGES; NO EFFECT ON OTHER CONTRACTUAL
         RIGHTS.

         (a) The Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer after the Date of Termination or otherwise.

         (b) The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any Benefit Plan, Incentive Plan or Securities Plan, employment agreement or other contract, plan or agreement with or of the Company.

6.       INCENTIVE AWARDS.

         In the event of a Change in Control of the Company, then notwithstanding the terms and conditions of any Incentive Plan, the Company agrees (i) to immediately and fully vest all unvested awards, units, and benefits (other than options to acquire securities of the Company or awards of securities of the Company) which have been awarded or allocated to the Executive under the Incentive Plans; and (ii) upon the exercise of such awards or units or the distribution of such benefits, to pay all amounts due under the Incentive Plans solely in cash.

7.       CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

         (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section
7) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

         (b) All determinations required to be made under this Section 7, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Accounting Firm which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. The determination of tax liability made by the Accounting Firm shall be subject to review by the Executive's tax advisor, and, if the Executive's tax advisor does not agree with the determination reached by the Accounting Firm, then the Accounting Firm and the Executive's tax advisor shall jointly designate a nationally recognized public accounting firm which shall make the determination. All fees and expenses of the accountants and tax advisors retained by both the Executive and the Company shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 7, shall be paid by the Company to the Executive within five days after the receipt of the determination. Any determination by such jointly designated public accounting firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination hereunder, it is possible that Gross-Up Payments will not have been made by the Company that should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Executive hereafter is required to make a payment of any Excise Tax, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive. Upon notice by the Executive of any audit or other proceeding that may result in a liability to the Company hereunder, the Executive shall promptly notify the Company of such audit or other proceeding; and the Company may, at its option, but solely with respect to the item or items that relate to such potential liability, choose to assume the defense of such audit or other proceeding at its own cost, provided that (i) the Executive shall cooperate with the Company in such defense and (ii) the Company will not settle such audit or other proceeding without the consent of the Executive (such consent not to be unreasonably withheld). The highest effective marginal tax rate (determined by taking into account any reduction in itemized deductions and/or exemptions attributable to the inclusion of the additional amounts payable under this Section 7 in the Executive's adjusted gross or taxable income) based upon the state and locality where the Executive is resident at the time of payment of such amounts will be used for purposes of determining the federal and state income and other taxes with respect thereto.

8.       INDEMNIFICATION.

         (a) The Company agrees to indemnify the Executive to the fullest extent permitted by law if the Executive is a party or threatened to be made a party to any Proceeding (as defined below).

         (b) If requested by the Executive, the Company shall advance (within two business days of such request) any and all Expenses, as defined below, relating to a Proceeding to the Executive (an "Expense Advance"), upon the receipt of a written undertaking by or on behalf of the Executive to repay such Expense Advance if a judgment or other final adjudication adverse to the Executive (as to which all rights of appeal therefrom have been exhausted or lapsed) establishes that the Executive is not entitled to indemnification by the Company. Expenses shall include attorney's fees and all other costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Proceeding.

         (c) The Company agrees to obtain a directors' and officers' liability insurance policy covering the Executive and to continue and maintain such policy. The amount of coverage shall be reasonable in relation to the Executive's position and responsibilities during his employment by the Company.

         (d) This Section 8 is a supplement to and in furtherance of the Certificate of Incorporation and Bylaws of the Company and shall not be deemed a substitute therefor, or diminish or abrogate any rights of the Executive thereunder.

         (e) For purposes of Section 8(a), the meaning of the phrase "to the fullest extent permitted by law" shall include but not be limited to:

                  (i) to the fullest extent permitted by the provision of the Delaware General Corporation Law ("DGCL") that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL, and

                  (ii) to the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

         (f) For purposes of Sections 8(a) and 8(b), "Proceeding" shall mean any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Executive was, is or will be involved as a party or otherwise by reason of the fact that the Executive is or was a director or officer of the Company, by reason of any action taken by him or of any action on his part while acting as director or officer of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement.

9.       SUCCESSORS.

         (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment shall be a material breach of this Agreement and shall entitle the Executive to terminate the Executive's employment for Good Reason and receive the compensation provided for in Section 4 hereof. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 9 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

         (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee or other designee or, if there be no such designee, to the Executive's estate.

10.      NOTICE.

         For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

         If to the Company:

         Transaction Systems Architects, Inc.
         224 South 108 Avenue
         Omaha, NE 68154
         Attn:    President

         If to the Executive:

         ----------------------------------------
         ----------------------------------------
         ----------------------------------------


or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

11.      MISCELLANEOUS.

        No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska, without giving effect to any principles of conflicts of law.

12.      CONFLICT IN BENEFITS.

        Except as otherwise provided in the preceding sentences, this Agreement is not intended to and shall not limit or terminate any other agreement or arrangement between the Executive and the Company presently in effect or hereafter entered into.

13.      VALIDITY.

        The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

14.      SURVIVORSHIP.

        The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations and to the extent that any performance is required following termination of this Agreement. Without limiting the foregoing, Sections 7, 8 and 15 shall expressly survive the termination of this Agreement.

15.      LEGAL FEES AND EXPENSES.

        If a claim or dispute arises concerning the rights of the Executive under this Agreement, regardless of the party by whom such claim or dispute is initiated, the Company shall, upon presentation of appropriate vouchers, pay all legal expenses, including reasonable attorneys' fees, court costs, and ordinary and necessary out-of-pocket costs of attorneys, billed to and payable by the Executive or by anyone claiming under or through the Executive, in connection with the bringing, prosecuting, arbitrating, defending, litigating, negotiating, or settling such claim or dispute. In no event shall the Executive be required to reimburse the Company for any of the costs or expenses incurred by the Company relating to arbitration or litigation. Pending the outcome or resolution of any claim or dispute, the Company shall continue payment of all amounts due the Executive without regard to any dispute.

16.      EFFECTIVE DATE.

        This Agreement shall become effective upon execution.

17.      COUNTERPARTS.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

18.      NO GUARANTEE OF EMPLOYMENT.

        Neither this Agreement nor any action taken hereunder shall be construed as giving the Executive the right to be retained in employment with the Company, nor shall it interfere with either the Company's right to terminate the employment of the Executive at any time or the Executive's right to terminate his employment at any time.

19.      NO ASSIGNMENT BY EXECUTIVE.

        Except as otherwise provided in Section 9(b), the Executive's rights and interest under this Agreement shall not be assignable (in law or in equity) or subject to any manner of alienation, sale, transfer, claims of creditors, pledge, attachment, garnishment, levy, execution or encumbrances of any kind.

20.      WAIVER.

        The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. Any waiver of any provision of this Agreement shall not be deemed to be a waiver of any other provision, and any waiver of default in any provision of this Agreement shall not be deemed to be a waiver of any later default thereof or of any other provision.

21.      WITHHOLDING.

        All amounts paid pursuant to this Agreement shall be subject to withholding for taxes (federal, state, local or otherwise) to the extent required by applicable law.

22.      HEADINGS.

        The headings of this Agreement have been inserted for convenience of reference only and are to be ignored in the construction of the provisions hereof.

23.      NUMBER AND GENDER.

        The use of the singular shall be interpreted to include the plural and the plural the singular, as the context requires. The use of the masculine, feminine or neuter shall be interpreted to include the masculine, feminine or neuter as the context shall require.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                            TRANSACTION SYSTEMS ARCHITECTS, INC.


Date:                                       By:
     -------------------                       ---------------------------

                                            EXECUTIVE:

Date:
     -------------------                    ------------------------------

                                   APPENDIX A


         EXAMPLE 1 - Executive was employed by the Company for 1-1/3 fiscal years preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period and $120,000 for the full fiscal year. The Executive's Base Amount is $105,000.

                                    Year 1:  3  x  $30,000  =  $90,000
                                    Year 2:  $120,000
                                    [90,000 + 120,000] / 2 = $105,000

                                    $105,000 is the average fiscal-year
                                    Compensation for the Base Period.


         EXAMPLE 2 - Assume the same facts as in Example 1, except that the Executive also received a $70,000 sign-on bonus when his employment with the Company commenced at the beginning of the 4-month period. The Executive's Base Amount is $140,000

                                    Year 1: [3 x $30,000] + $70,000 = $160,000
                                    Year 2: $120,000
                                    [160,000 + 120,000] / 2 = $140,000


         Since the sign-on bonus will not be paid more often than once per fiscal year, the amount of the bonus is not increased in annualizing the Executive's Compensation for the 4-month period.


         EXAMPLE 3 - Executive was employed by the Company for the last 4 months of the fiscal year preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period. The Executive's Base Amount is $90,000.

                                    Year 1:  3 x $30,000 = $90,000
                                    $90,000 / 1 = $90,000

                                    $90,000 is the average fiscal-year
                                    Compensation for the Base Period.

                        SEVERANCE COMPENSATION AGREEMENT


         SEVERANCE COMPENSATION AGREEMENT dated as of July 31, 1999 between Transaction Systems Architects, Inc., a Delaware corporation (the "Company"), and David P. Stokes (the "Executive").

         WHEREAS, the Company's Board of Directors has determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control of the Company;

         NOW, THEREFORE, this Agreement sets forth the severance compensation which the Company agrees it will pay to the Executive if the Executive's employment with the Company terminates under certain circumstances described herein following a Change in Control (as defined herein) and the other benefits the Company will provide the Executive following a Change in Control.

1.       TERM.

         This Agreement shall terminate, except to the extent that any obligation of the Company hereunder remains unpaid as of such time, upon the earlier of (i) the termination of Executive's employment for any reason prior to a Change in Control; and (ii) three years after the date of a Change in Control.

2.       CHANGE IN CONTROL.

         For purposes of this Agreement, Change in Control shall mean:

         (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (C) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in subclauses (i), (ii) and (iii) of clause (c) of this
Section 2 are satisfied; or

         (b) if individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) approval by the stockholders of the Company of a reorganization, merger or consolidation, unless following such reorganization, merger or consolidation (i) more than 60% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the resulting corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the resulting corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

         (d) (i) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (ii) the first to occur of (A) the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (B) the approval by the stockholders of the Company of any such sale or disposition, other than, in each case, any such sale or disposition to a corporation, with respect to which immediately thereafter, (1) more than 60% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and

Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the transferee corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the transferee corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such transferee corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may
be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of such transferee corporation and the combined voting power of the then-outstanding voting securities of such transferee corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such transferee corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board providing for such sale or other disposition of assets of the Company.

3.       TERMINATION FOLLOWING A CHANGE IN CONTROL.

         (a) The Executive shall be entitled to the compensation provided in
Section 4 of this Agreement if all of the following conditions are satisfied:

              (i) there is a Change in Control of the Company while the Executive is still an employee of the Company;

              (ii) the Executive's employment with the Company is terminated within two years after the Change in Control; and

              (iii) the Executive's termination of employment is not a result of
         (A) the Executive's death; (B) the Executive's Disability (as defined in Section 3(b) below; (C) the Executive's Retirement (as defined in
         Section 3(c) below); (D) the Executive's termination by the Company for Cause (as defined in Section 3(d) below); or (E) the Executive's decision to terminate employment other than for Good Reason (as defined in Section 3(e) below).

         (b) If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been unable, with or without a reasonable accommodation, to perform his duties with the Company on a full-time basis for six months and within 30 days after a Notice of Termination (as defined in Section 3(f) below) is thereafter given by the Company, the Executive shall not have returned to the full-time performance of the Executive's duties, the Company may terminate the Executive's employment for "Disability". If there is a Change in Control of the Company while the Executive is still an employee and if the Executive's employment with the Company is terminated for Disability within two years after the Change in Control, the

Executive shall be entitled to receive in a lump sum cash payment within five days after his Date of Termination (as defined in Section 3(g) below) the following:

              (i) two times the Base Amount (as defined in Section 4(b)(i)) determined with respect to the Base Period (as defined in Section 4(b)(ii)); plus

              (ii) his earned but unpaid base salary through his Date of Termination; plus

              (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

              (iv) interest on the amounts payable pursuant to clauses (i), (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points.

         (c) For purposes of this Agreement only, "Retirement" shall mean termination by the Company or the Executive of the Executive's employment based on the Executive's having reached age 65 or such other age as shall have been fixed in any arrangement established pursuant to this Agreement with the Executive's consent with respect to the Executive.

         (d) For purposes of this Agreement only, "Cause" shall mean: (i) the Executive's conviction of a felony involving moral turpitude; or (ii) the Executive's serious, willful gross misconduct or willful gross neglect of duties (other than any such neglect resulting from the Executive's incapacity due to physical or mental illness or any such neglect after the issuance of a Notice of Termination by the Executive for Good Reason, as such terms are defined in subsections (e) and (f) below), which, in either case, has resulted, or in all probability is likely to result, in material economic damage to the Company; provided no act or failure to act by the Executive will constitute "Cause" under clause (ii) if the Executive believed in good faith that such act or failure to act was in the best interest of the Company.

         For purposes of this Agreement only, any termination of the Executive's employment by the Company for Cause shall be authorized by a vote of at least a majority of the non-employee members of the Board of Directors of the Company (the "Board") within 12 months of a majority of such non-employee members of the Board having actual knowledge of the event or circumstances providing a basis for such termination. In the case of clause (ii) of the second sentence of this subsection (d), the Executive shall be given notice by the Board specifying in detail the particular act or failure to act on which the Board is relying in proposing to terminate him for Cause and offering the Executive an opportunity, on a date at least 14 days after receipt of such notice, to have a hearing, with counsel, before a majority of the non-employee members of the Board, including each of the members of the Board who authorized the termination for

Cause. The Executive shall not be terminated for Cause if, within 30 days after the date of the Executive's hearing before the Board (or if the Executive waives a hearing, within 30 days after receiving notice of the proposed termination), he has corrected the particular act or failure to act specified in the notice and by so correcting such act or failure to act he has reduced the economic damage his act or failure to act has allegedly caused the Company to a level which is no longer material or has eliminated the probability that such act or failure to act is likely to result in material economic damage to the Company. No termination for Cause shall take effect until the expiration of the correction period described in the preceding sentence and the determination by a majority of the non-employee members of the Board that the Executive has failed to correct the act or failure to act in accordance with the terms of the preceding sentence.

         Anything herein to the contrary notwithstanding, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony involving moral turpitude such conviction is finally overturned on appeal, the Executive shall be entitled to the compensation provided in Sections 4(a) and 4(c). In lieu of the interest provided in clause (iv) of the first sentence of Section 4(a) and the interest provided in the second sentence of Section 4(c), however, the compensation provided in Sections 4(a) and 4(c) shall be increased by a ten percent rate of interest, compounded annually, calculated from the date such compensation would have been paid if the Executive's employment had been terminated without Cause.

         (e) For purposes of this Agreement, "Good Reason" shall mean, after any Change in Control and without the Executive's express written consent, any of the following:

              (i) a significant diminution in the Executive's duties and responsibilities, or the assignment to the Executive by the Company of duties inconsistent with the Executive's position, duties, responsibilities or status with the Company immediately prior to a Change in Control of the Company, or a change in the Executive's titles or offices as in effect immediately prior to a Change in Control of the Company, or any removal of the Executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of his employment for Disability, Retirement or Cause or as a result of the Executive's death or by the Executive other than for Good Reason;

              (ii) a reduction by the Company in the Executive's annual rate of base salary as in effect on the date hereof or as the same may be increased from time to time during the term of this Agreement or the Company's failure to increase (within 12 months of the Executive's last increase in his annual rate of base salary) the Executive's annual rate of base salary after a Change in Control of the Company in an amount which at least equals, on a percentage basis, the greater of
         (A) the average percentage increase in the annual rate of base salary for all officers of the Company effected in the preceding 12 months; or (B) the Consumer Price Index as published by the United States Government (or, in the event such index is discontinued, any similar index published by the United States Government as designated in good faith by the Executive); provided, however, that nothing contained in this clause (ii) shall be construed under any circumstances as permitting the Company to decrease the Executive's annual rate of base salary;

              (iii) (A) any failure by the Company to continue in effect any benefit plan or arrangement (including, without limitation, the life insurance, medical, dental, accident and disability plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing the Executive with benefits that are no less favorable (hereinafter referred to as "Benefit Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Benefit Plan or deprive the Executive of any material fringe benefit or perquisite of office enjoyed by the Executive at the time of a Change in Control of the Company, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Benefit Plan being altered, reduced, affected or ended;

              (iv) (A) any failure by the Company to continue in effect any incentive plan or arrangement (including, without limitation, the Company's bonus arrangements, the Transaction Systems Architects, Inc. Deferred Compensation Plan, the Transaction Systems Architects, Inc. 401(k) Plan, the sales incentive plans, and the management incentive plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plans or arrangements providing him with substantially similar benefits, (hereinafter referred to as "Incentive Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in any such Incentive Plan or reduce the Executive's benefits under any such Incentive Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Incentive Plan being altered, reduced, affected or ended, or (C) any failure by the Company with respect to any fiscal year to make an award to the Executive pursuant to each such Incentive Plan or such substituted comparable plan or program equal to or greater than the greater of (1) the award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan or program with respect to the immediately preceding fiscal year or (2) the average annual award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan with respect to the prior three fiscal years (or such lesser number of prior fiscal years that the Executive was employed by the Company or that the Incentive Plan (together with any substituted comparable plan) was maintained);

              (v) (A) any failure by the Company to continue in effect any plan or arrangement to receive securities of the Company (including, without limitation, the Transaction Systems Architects, Inc. 1999 Employee Stock Purchase Plan and the Transaction Systems Architects Inc. 1999 Stock Option Plan) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing him with substantially similar benefits, (hereinafter referred to as "Securities Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Securities Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Securities Plan being altered, reduced, affected or ended, or (C) any failure by the Company in any fiscal year to grant stock options, stock appreciation rights or securities awards to the Executive pursuant to such Securities Plans with respect to an aggregate number of securities of the Company of each kind that is equal to or greater than the greater of (1) the aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights or securities awards granted to the Executive pursuant to such Securities Plans in the immediately preceding fiscal year or (2) the average annual aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights, or securities awards granted to the Executive pursuant to such Securities Plans in the prior three fiscal years; and provided further the material terms and conditions of such stock options, stock appreciation rights, and securities awards granted to the Executive after the Change in Control (including, but not limited to, the exercise price, vesting schedule, period and methods of exercise, expiration date, forfeiture provisions and other restrictions) are substantially similar to the material terms and conditions of the stock options, stock appreciation rights, and securities awards granted to the Executive under the Securities Plans immediately prior to the Change in Control of the Company;

              (vi) the Executive's relocation more than 50 miles from the location at which the Executive performed the Executive's duties prior to a Change in Control of the Company, except for required travel by the Executive on the Company's business to an extent substantially consistent with the Executive's business travel obligations at the time of a Change in Control of the Company;

              (vii) any failure by the Company to provide the Executive with the number of annual paid vacation days to which the Executive is entitled for the year in which a Change in Control of the Company occurs;

              (viii) any material breach by the Company of any provision of this Agreement;

              (ix) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company prior to such succession or assignment;

              (x) any failure by the Company or its successor to enter into an agreement with the Executive that is substantially similar to this Agreement with respect to a Change in Control of the Company or its successor occurring thereafter; or

              (xi) any purported termination of the Executive's employment by the Company pursuant to Section 3(b), 3(c) or 3(d) above which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 3(f) below (and, if applicable, Section 3(d) above), and for purposes of this Agreement, no such purported termination shall be effective.

For purposes of this subsection (e), an isolated, immaterial, and inadvertent action not taken in bad faith by the Company in violation of clause (ii), (iii),
(iv), (v) or (vii) of this subsection that is remedied by the Company promptly after receipt of notice thereof given by the Executive shall not be considered Good Reason for the Executive's termination of employment with the Company. In the event the Executive terminates his employment for Good Reason hereunder, then notwithstanding that the Executive may also retire for purposes of the Benefit Plans, Incentive Plans or Securities Plans, the Executive shall be deemed to have terminated his employment for Good Reason for purposes of this Agreement.

         (f) Any termination of the Executive by the Company pursuant to Section 3(b), 3(c) or 3(d) above, or by the Executive pursuant to Section 3(e) above, shall be communicated by a Notice of Termination to the other party hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate those specific termination provisions in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. For purposes of this Agreement, no such purported termination by the Company shall be effective without such Notice of Termination.

         (g) "Date of Termination" shall mean (i) if the Executive's employment is terminated by the Company for Disability, 30 days after Notice of Termination is given to the Executive (provided that the Executive shall not have returned to the performance of the Executive's duties on a full-time basis during such 30-day period), (ii) if the Executive's employment is terminated by the Executive for Good Reason, the date specified in the Notice of Termination, and
(iii) if the Executive's employment is terminated by the Company for any other reason, the date on which a Notice of Termination is given; provided, however, that if within 30 days after any Notice of Termination is given to the Executive by the Company, the Executive notifies the Company that a dispute exists concerning the termination, the Date of Termination shall be the date the dispute is finally determined, whether by mutual written agreement of the parties or upon final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

4.       SEVERANCE COMPENSATION UPON TERMINATION OF EMPLOYMENT.

         (a) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Company shall pay to the Executive in a lump sum cash payment within five days after the Date of Termination the following:

              (i) the Severance Amount as defined in Section 4(b) below; plus

              (ii) his earned but unpaid base salary through his Date of Termination; plus

              (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

              (iv) interest on the amounts payable pursuant to clauses (i), (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points, compounded annually.

         (b) "Severance Amount" shall mean an amount equal to two times the Base Amount (as defined below) determined with respect to the Base Period (as defined below); provided, however, in no event shall the Severance Amount be less than two times the Executive's annual rate of base salary at the higher of the annual rate in effect (i) immediately prior to the Date of Termination or (ii) on the date six months prior to the Date of Termination. For purposes of this subsection (b):

              (i) "Base Amount" means the Executive's average fiscal-year Compensation (as defined below) for fiscal years of the Company in the Base Period. Such average shall be computed by dividing the total of the Executive's Compensation for the Base Period by the number of fiscal years in the Base Period. If the Executive's Base Period includes a portion of a fiscal year during which he was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below), the Executive's Compensation for such fiscal year shall be annualized before determining the average fiscal-year Compensation for the Base Period. In annualizing Compensation, the frequency with which payments are expected to be made over a fiscal year shall be taken into account; thus, any amount of Compensation that represents a payment that will not be made more often than once per fiscal year is not annualized. Set forth on Appendix A, which is attached hereto and made a part hereof, are three examples illustrating the calculation of the Base Amount.

              (ii) "Base Period" means the most recent two consecutive fiscal years of the Company ending prior to the Date of Termination. However, if the Executive was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below) at any time during one of such two fiscal years, the Executive's Base Period is the one fiscal year of such two-fiscal-year period during which the Executive performed personal services for the Company or a predecessor entity or a related entity.

              (iii) "Compensation" means the compensation which was payable by the Company, by a predecessor entity, or by a related entity and which was includible in the gross income of the Executive (or either was excludible from such gross income as "foreign earned income" within the meaning of Section 911 of the Internal Revenue Code of 1986, as amended (the "Code"), or would have been includible in such gross income if the Executive had been a United States citizen or resident), but excluding the following: (A) amounts realized from the exercise of a non-qualified stock option; and (B) amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option described in Code Section 422(b) or under an employee stock purchase plan described in Code Section 423(b). Notwithstanding the preceding sentence, Compensation shall be determined without regard to any compensation deferral election under any plan, program or arrangement, qualified or nonqualified, maintained or contributed to by the Company, a predecessor entity or a related entity, including but not limited to a cash-or-deferred arrangement described in Code
         Section 401(k), a cafeteria plan described in Code Section 125 or a nonqualified deferred compensation plan. A

         "predecessor entity" is any entity which, as a result of a merger, consolidation, purchase or acquisition of property or stock, corporate separation, or other similar business transaction transfers some or all of its employees to the Company or to a related entity or to a predecessor entity of the Company. The term "related entity" includes any entity treated as a single employer with the Company in accordance with subsections (b), (c), (m) and (o) of Code Section 414.

         (c) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Executive will be entitled to continued participation in all employee benefit plans or programs available to Company employees generally in which the Executive was participating on the Date of Termination, such continued participation to be at Company cost and otherwise on the same basis as Company employees generally, until the earlier of (i) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis) or (ii) two years from the Date of Termination; provided (A) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this sentence, he shall be paid, in a lump sum cash payment, within 30 days following the date it is determined he is unable to participate in any employee benefit plan or program, the after-tax economic equivalent of the benefits provided under the plan or program in which he is unable to participate for the period specified in this sentence, and (B) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit for himself (including family or dependent coverage, if applicable) on an individual basis. The Executive shall be eligible for group health plan continuation coverage under and in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, when he ceases to be eligible for continued participation in the Company's group health plan under this subsection (e).

5.       NO OBLIGATION TO MITIGATE DAMAGES; NO EFFECT ON OTHER CONTRACTUAL
         RIGHTS.

         (a) The Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer after the Date of Termination or otherwise.

         (b) The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any Benefit Plan, Incentive Plan or Securities Plan, employment agreement or other contract, plan or agreement with or of the Company.

6.       INCENTIVE AWARDS.

         In the event of a Change in Control of the Company, then notwithstanding the terms and conditions of any Incentive Plan, the Company agrees (i) to immediately and fully vest all unvested awards, units, and benefits (other than options to acquire securities of the Company or awards of securities of the Company) which have been awarded or allocated to the Executive under the Incentive Plans; and (ii) upon the exercise of such awards or units or the distribution of such benefits, to pay all amounts due under the Incentive Plans solely in cash.

7.       CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

         (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section
7) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

         (b) All determinations required to be made under this Section 7, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Accounting Firm which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. The determination of tax liability made by the Accounting Firm shall be subject to review by the Executive's tax advisor, and, if the Executive's tax advisor does not agree with the determination reached by the Accounting Firm, then the Accounting Firm and the Executive's tax advisor shall jointly designate a nationally recognized public accounting firm which shall make the determination. All fees and expenses of the accountants and tax advisors retained by both the Executive and the Company shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 7, shall be paid by the Company to the Executive within five days after the receipt of the determination. Any determination by such jointly designated public accounting firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination hereunder, it is possible that Gross-Up Payments will not have been made by the Company that should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Executive hereafter is required to make a payment of any Excise Tax, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive. Upon notice by the Executive of any audit or other proceeding that may result in a liability to the Company hereunder, the Executive shall promptly notify the Company of such audit or other proceeding; and the Company may, at its option, but solely with respect to the item or items that relate to such potential liability, choose to assume the defense of such audit or other proceeding at its own cost, provided that (i) the Executive shall cooperate with the Company in such defense and (ii) the Company will not settle such audit or other proceeding without the consent of the Executive (such consent not to be unreasonably withheld). The highest effective marginal tax rate (determined by taking into account any reduction in itemized deductions and/or exemptions attributable to the inclusion of the additional amounts payable under this Section 7 in the Executive's adjusted gross or taxable income) based upon the state and locality where the Executive is resident at the time of payment of such amounts will be used for purposes of determining the federal and state income and other taxes with respect thereto.

8.       INDEMNIFICATION.

         (a) The Company agrees to indemnify the Executive to the fullest extent permitted by law if the Executive is a party or threatened to be made a party to any Proceeding (as defined below).

         (b) If requested by the Executive, the Company shall advance (within two business days of such request) any and all Expenses, as defined below, relating to a Proceeding to the Executive (an "Expense Advance"), upon the receipt of a written undertaking by or on behalf of the Executive to repay such Expense Advance if a judgment or other final adjudication adverse to the Executive (as to which all rights of appeal therefrom have been exhausted or lapsed) establishes that the Executive is not entitled to indemnification by the Company. Expenses shall include attorney's fees and all other costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Proceeding.

         (c) The Company agrees to obtain a directors' and officers' liability insurance policy covering the Executive and to continue and maintain such policy. The amount of coverage shall be reasonable in relation to the Executive's position and responsibilities during his employment by the Company.

         (d) This Section 8 is a supplement to and in furtherance of the Certificate of Incorporation and Bylaws of the Company and shall not be deemed a substitute therefor, or diminish or abrogate any rights of the Executive thereunder.

         (e) For purposes of Section 8(a), the meaning of the phrase "to the fullest extent permitted by law" shall include but not be limited to:

              (i) to the fullest extent permitted by the provision of the Delaware General Corporation Law ("DGCL") that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL, and

              (ii) to the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

         (f) For purposes of Sections 8(a) and 8(b), "Proceeding" shall mean any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Executive was, is or will be involved as a party or otherwise by reason of the fact that the Executive is or was a director or officer of the Company, by reason of any action taken by him or of any action on his part while acting as director or officer of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement.

9.       SUCCESSORS.

         (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment shall be a material breach of this Agreement and shall entitle the Executive to terminate the Executive's employment for Good Reason and receive the compensation provided for in Section 4 hereof. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 9 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

         (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee or other designee or, if there be no such designee, to the Executive's estate.

10.      NOTICE.

         For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

         If to the Company:

         Transaction Systems Architects, Inc.
         224 South 108 Avenue
         Omaha, NE 68154
         Attn:    President

         If to the Executive:

         ----------------------------------------
         ----------------------------------------
         ----------------------------------------


or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

11.      MISCELLANEOUS.

        No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska, without giving effect to any principles of conflicts of law.

12.      CONFLICT IN BENEFITS.

        Except as otherwise provided in the preceding sentences, this Agreement is not intended to and shall not limit or terminate any other agreement or arrangement between the Executive and the Company presently in effect or hereafter entered into.

13.      VALIDITY.

        The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

14.      SURVIVORSHIP.

        The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations and to the extent that any performance is required following termination of this Agreement. Without limiting the foregoing, Sections 7, 8 and 15 shall expressly survive the termination of this Agreement.

15.      LEGAL FEES AND EXPENSES.

        If a claim or dispute arises concerning the rights of the Executive under this Agreement, regardless of the party by whom such claim or dispute is initiated, the Company shall, upon presentation of appropriate vouchers, pay all legal expenses, including reasonable attorneys' fees, court costs, and ordinary and necessary out-of-pocket costs of attorneys, billed to and payable by the Executive or by anyone claiming under or through the Executive, in connection with the bringing, prosecuting, arbitrating, defending, litigating, negotiating, or settling such claim or dispute. In no event shall the Executive be required to reimburse the Company for any of the costs or expenses incurred by the Company relating to arbitration or litigation. Pending the outcome or resolution of any claim or dispute, the Company shall continue payment of all amounts due the Executive without regard to any dispute.

16.      EFFECTIVE DATE.

        This Agreement shall become effective upon execution.

17.      COUNTERPARTS.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

18.      NO GUARANTEE OF EMPLOYMENT.

        Neither this Agreement nor any action taken hereunder shall be construed as giving the Executive the right to be retained in employment with the Company, nor shall it interfere with either the Company's right to terminate the employment of the Executive at any time or the Executive's right to terminate his employment at any time.

19.      NO ASSIGNMENT BY EXECUTIVE.

        Except as otherwise provided in Section 9(b), the Executive's rights and interest under this Agreement shall not be assignable (in law or in equity) or subject to any manner of alienation, sale, transfer, claims of creditors, pledge, attachment, garnishment, levy, execution or encumbrances of any kind.

20.      WAIVER.

        The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. Any waiver of any provision of this Agreement shall not be deemed to be a waiver of any other provision, and any waiver of default in any provision of this Agreement shall not be deemed to be a waiver of any later default thereof or of any other provision.

21.      WITHHOLDING.

        All amounts paid pursuant to this Agreement shall be subject to withholding for taxes (federal, state, local or otherwise) to the extent required by applicable law.

22.      HEADINGS.

        The headings of this Agreement have been inserted for convenience of reference only and are to be ignored in the construction of the provisions hereof.

23.      NUMBER AND GENDER.

        The use of the singular shall be interpreted to include the plural and the plural the singular, as the context requires. The use of the masculine, feminine or neuter shall be interpreted to include the masculine, feminine or neuter as the context shall require.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                            TRANSACTION SYSTEMS ARCHITECTS, INC.


Date:                                       By:
     -------------------                       ---------------------------

                                            EXECUTIVE:

Date:
     -------------------                    ------------------------------

                                   APPENDIX A


         EXAMPLE 1 - Executive was employed by the Company for 1-1/3 fiscal years preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period and $120,000 for the full fiscal year. The Executive's Base Amount is $105,000.

                                    Year 1:  3  x  $30,000  =  $90,000
                                    Year 2:  $120,000
                                    [90,000 + 120,000] / 2 = $105,000

                                    $105,000 is the average fiscal-year
                                    Compensation for the Base Period.


         EXAMPLE 2 - Assume the same facts as in Example 1, except that the Executive also received a $70,000 sign-on bonus when his employment with the Company commenced at the beginning of the 4-month period. The Executive's Base Amount is $140,000

                                    Year 1: [3 x $30,000] + $70,000 = $160,000
                                    Year 2: $120,000
                                    [160,000 + 120,000] / 2 = $140,000


         Since the sign-on bonus will not be paid more often than once per fiscal year, the amount of the bonus is not increased in annualizing the Executive's Compensation for the 4-month period.


         EXAMPLE 3 - Executive was employed by the Company for the last 4 months of the fiscal year preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period. The Executive's Base Amount is $90,000.

                                    Year 1:  3 x $30,000 = $90,000
                                    $90,000 / 1 = $90,000

                                    $90,000 is the average fiscal-year
                                    Compensation for the Base Period.

                        SEVERANCE COMPENSATION AGREEMENT


         SEVERANCE COMPENSATION AGREEMENT dated as of July 31, 1999 between Transaction Systems Architects, Inc., a Delaware corporation (the "Company"), and Mark Vipond (the "Executive").

         WHEREAS, the Company's Board of Directors has determined that it is appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management, including the Executive, to their assigned duties without distraction in potentially disturbing circumstances arising from the possibility of a change in control of the Company;

         NOW, THEREFORE, this Agreement sets forth the severance compensation which the Company agrees it will pay to the Executive if the Executive's employment with the Company terminates under certain circumstances described herein following a Change in Control (as defined herein) and the other benefits the Company will provide the Executive following a Change in Control.

1.       TERM.

         This Agreement shall terminate, except to the extent that any obligation of the Company hereunder remains unpaid as of such time, upon the earlier of (i) the termination of Executive's employment for any reason prior to a Change in Control; and (ii) three years after the date of a Change in Control.

2.       CHANGE IN CONTROL.

         For purposes of this Agreement, Change in Control shall mean:

         (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (C) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in subclauses (i), (ii) and (iii) of clause (c) of this
Section 2 are satisfied; or

         (b) if individuals who, as of the date hereof, constitute the Board of Directors (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then constituting the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest subject to Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) approval by the stockholders of the Company of a reorganization, merger or consolidation, unless following such reorganization, merger or consolidation (i) more than 60% of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger, or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the resulting corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the resulting corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (ii) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

         (d) (i) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or (ii) the first to occur of (A) the sale or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, or (B) the approval by the stockholders of the Company of any such sale or disposition, other than, in each case, any such sale or disposition to a corporation, with respect to which immediately thereafter, (1) more than 60% of, respectively, the then-outstanding shares of common stock of such corporation and the combined voting power of the then-outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be (for purposes of determining whether such percentage test is satisfied, there shall be excluded from the number of shares and voting securities of the transferee corporation owned by the Company's stockholders, but not from the total number of outstanding shares and voting securities of the transferee corporation, any shares or voting securities received by any such stockholder in respect of any consideration other than shares or voting securities of the Company), (2) no Person (excluding the Company and any employee benefit plan (or related trust) of the Company, any qualified employee benefit plan of such transferee corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of such transferee corporation and the combined voting power of the then-outstanding voting securities of such transferee corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such transferee corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the board providing for such sale or other disposition of assets of the Company.

3.       TERMINATION FOLLOWING A CHANGE IN CONTROL.

         (a) The Executive shall be entitled to the compensation provided in
Section 4 of this Agreement if all of the following conditions are satisfied:

                 (i) there is a Change in Control of the Company while the Executive is still an employee of the Company;

                 (ii) the Executive's employment with the Company is terminated within two years after the Change in Control; and

                 (iii) the Executive's termination of employment is not a result of (A) the Executive's death; (B) the Executive's Disability (as defined in Section 3(b) below; (C) the Executive's Retirement (as defined in Section 3(c) below); (D) the Executive's termination by the Company for Cause (as defined in Section 3(d) below); or (E) the Executive's decision to terminate employment other than for Good Reason (as defined in Section 3(e) below).

         (b) If, as a result of the Executive's incapacity due to physical or mental illness, the Executive shall have been unable, with or without a reasonable accommodation, to perform his duties with the Company on a full-time basis for six months and within 30 days after a Notice of

Termination (as defined in Section 3(f) below) is thereafter given by the Company, the Executive shall not have returned to the full-time performance of the Executive's duties, the Company may terminate the Executive's employment for "Disability". If there is a Change in Control of the Company while the Executive is still an employee and if the Executive's employment with the Company is terminated for Disability within two years after the Change in Control, the Executive shall be entitled to receive in a lump sum cash payment within five days after his Date of Termination (as defined in Section 3(g) below) the following:

                 (i) one times the Base Amount (as defined in Section 4(b)(i)) determined with respect to the Base Period (as defined in Section 4(b)(ii)); plus

                 (ii) his earned but unpaid base salary through his Date of Termination; plus

                 (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                 (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points.

         (c) For purposes of this Agreement only, "Retirement" shall mean termination by the Company or the Executive of the Executive's employment based on the Executive's having reached age 65 or such other age as shall have been fixed in any arrangement established pursuant to this Agreement with the Executive's consent with respect to the Executive.

         (d) For purposes of this Agreement only, "Cause" shall mean: (i) the Executive's conviction of a felony involving moral turpitude; or (ii) the Executive's serious, willful gross misconduct or willful gross neglect of duties (other than any such neglect resulting from the Executive's incapacity due to physical or mental illness or any such neglect after the issuance of a Notice of Termination by the Executive for Good Reason, as such terms are defined in subsections (e) and (f) below), which, in either case, has resulted, or in all probability is likely to result, in material economic damage to the Company; provided no act or failure to act by the Executive will constitute "Cause" under clause (ii) if the Executive believed in good faith that such act or failure to act was in the best interest of the Company.

         For purposes of this Agreement only, any termination of the Executive's employment by the Company for Cause shall be authorized by a vote of at least a majority of the non-employee members of the Board of Directors of the Company (the "Board") within 12 months of a majority of such non-employee members of the Board having actual knowledge of the event or circumstances providing a basis for such termination. In the case of clause (ii) of the second sentence of this subsection (d), the Executive shall be given notice by the Board specifying in detail the particular act or failure to act on which the Board is relying in proposing to terminate him for Cause and offering the Executive an opportunity, on a date at least 14 days after receipt of such notice, to have a hearing, with counsel, before a majority of the non-employee members of the Board, including each of the members of the Board who authorized the termination for Cause. The Executive shall not be terminated for Cause if, within 30 days after the date of the Executive's hearing before the Board (or if the Executive waives a hearing, within 30 days after receiving notice of the proposed termination), he has corrected the particular act or failure to act specified in the notice and by so correcting such act or failure to act he has reduced the economic damage his act or failure to act has allegedly caused the Company to a level which is no longer material or has eliminated the probability that such act or failure to act is likely to result in material economic damage to the Company. No termination for Cause shall take effect until the expiration of the correction period described in the preceding sentence and the determination by a majority of the non-employee members of the Board that the Executive has failed to correct the act or failure to act in accordance with the terms of the preceding sentence.

         Anything herein to the contrary notwithstanding, if, following a termination of the Executive's employment by the Company for Cause based upon the conviction of the Executive for a felony involving moral turpitude such conviction is finally overturned on appeal, the Executive shall be entitled to the compensation provided in Sections 4(a) and 4(c). In lieu of the interest provided in clause (iv) of the first sentence of Section 4(a) and the interest provided in the second sentence of Section 4(c), however, the compensation provided in Sections 4(a) and 4(c) shall be increased by a ten percent rate of interest, compounded annually, calculated from the date such compensation would have been paid if the Executive's employment had been terminated without Cause.

         (e) For purposes of this Agreement, "Good Reason" shall mean, after any Change in Control and without the Executive's express written consent, any of the following:

                  (i) a significant diminution in the Executive's duties and responsibilities, or the assignment to the Executive by the Company of duties inconsistent with the Executive's position, duties, responsibilities or status with the Company immediately prior to a Change in Control of the Company, or a change in the Executive's titles or offices as in effect immediately prior to a Change in Control of the Company, or any removal of the Executive from or any failure to re-elect the Executive to any of such positions, except in connection with the termination of his employment for Disability, Retirement or Cause or as a result of the Executive's death or by the Executive other than for Good Reason;

                  (ii) a reduction by the Company in the Executive's annual rate of base salary as in effect on the date hereof or as the same may be increased from time to time during the term of this Agreement or the Company's failure to increase (within 12 months of the Executive's last increase in his annual rate of base salary) the Executive's annual rate of base salary after a Change in Control of the Company in an amount which at least equals, on a percentage basis, the greater of (A) the average percentage increase in the annual rate of base salary for all officers of the Company effected in the preceding 12 months; or (B) the Consumer Price Index as published by the United States Government (or, in the event such index is discontinued, any similar index published by the United States Government as designated in good faith by the Executive); provided, however, that nothing contained in this clause (ii) shall be construed under any circumstances as permitting the Company to decrease the Executive's annual rate of base salary;

                  (iii) (A) any failure by the Company to continue in effect any benefit plan or arrangement (including, without limitation, the life insurance, medical, dental, accident and disability plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing the Executive with benefits that are no less favorable (hereinafter referred to as "Benefit Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Benefit Plan or deprive the Executive of any material fringe benefit or perquisite of office enjoyed by the Executive at the time of a Change in Control of the Company, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Benefit Plan being altered, reduced, affected or ended;

                  (iv) (A) any failure by the Company to continue in effect any incentive plan or arrangement (including, without limitation, the Company's bonus arrangements, the Transaction Systems Architects, Inc. Deferred Compensation Plan, the Transaction Systems Architects, Inc. 401(k) Plan, the sales incentive plans, and the management incentive plans) in which the Executive is participating at the time of a Change in Control of the Company, or any other plans or arrangements providing him with substantially similar benefits, (hereinafter referred to as "Incentive Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in any such Incentive Plan or reduce the Executive's benefits under any such Incentive Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Incentive Plan being altered, reduced, affected or ended, or (C) any failure by the Company with respect to any fiscal year to make an award to the Executive pursuant to each such Incentive Plan or such substituted comparable plan or program equal to or greater than the greater of (1) the award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan or program with respect to the immediately preceding fiscal year or (2) the average annual award (whether paid or payable in cash or in securities of the Company) made to the Executive pursuant to such Incentive Plan or such substituted comparable plan with respect to the prior three fiscal years (or such lesser number of prior fiscal years that the Executive was employed by the Company or that the Incentive Plan (together with any substituted comparable plan) was maintained);

                  (v) (A) any failure by the Company to continue in effect any plan or arrangement to receive securities of the Company (including, without limitation, the

         Transaction Systems Architects, Inc. 1999 Employee Stock Purchase Plan and the Transaction Systems Architects Inc. 1999 Stock Option Plan) in which the Executive is participating at the time of a Change in Control of the Company, or any other plan or arrangement providing him with substantially similar benefits, (hereinafter referred to as "Securities Plans"), (B) the taking of any action by the Company which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any such Securities Plan, unless in the case of either subclause (A) or (B) above, there is substituted a comparable plan or program that is economically equivalent or superior, in terms of the benefit offered to the Executive, to the Securities Plan being altered, reduced, affected or ended, or (C) any failure by the Company in any fiscal year to grant stock options, stock appreciation rights or securities awards to the Executive pursuant to such Securities Plans with respect to an aggregate number of securities of the Company of each kind that is equal to or greater than the greater of (1) the aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights or securities awards granted to the Executive pursuant to such Securities Plans in the immediately preceding fiscal year or (2) the average annual aggregate number of securities of the Company of that kind covered by stock options, stock appreciation rights, or securities awards granted to the Executive pursuant to such Securities Plans in the prior three fiscal years; and provided further the material terms and conditions of such stock options, stock appreciation rights, and securities awards granted to the Executive after the Change in Control (including, but not limited to, the exercise price, vesting schedule, period and methods of exercise, expiration date, forfeiture provisions and other restrictions) are substantially similar to the material terms and conditions of the stock options, stock appreciation rights, and securities awards granted to the Executive under the Securities Plans immediately prior to the Change in Control of the Company;

                  (vi) the Executive's relocation more than 50 miles from the location at which the Executive performed the Executive's duties prior to a Change in Control of the Company, except for required travel by the Executive on the Company's business to an extent substantially consistent with the Executive's business travel obligations at the time of a Change in Control of the Company;

                  (vii) any failure by the Company to provide the Executive with the number of annual paid vacation days to which the Executive is entitled for the year in which a Change in Control of the Company occurs;

                  (viii) any material breach by the Company of any provision of this Agreement;

                  (ix) any failure by the Company to obtain the assumption of this Agreement by any successor or assign of the Company prior to such succession or assignment;

                  (x) any failure by the Company or its successor to enter into an agreement with the Executive that is substantially similar to this Agreement with respect to a Change in Control of the Company or its successor occurring thereafter; or

                  (xi) any purported termination of the Executive's employment by the Company pursuant to Section 3(b), 3(c) or 3(d) above which is not effected pursuant to a Notice of Termination satisfying the requirements of Section 3(f) below (and, if applicable, Section 3(d) above), and for purposes of this Agreement, no such purported termination shall be effective.

For purposes of this subsection (e), an isolated, immaterial, and inadvertent action not taken in bad faith by the Company in violation of clause (ii), (iii),
(iv), (v) or (vii) of this subsection that is remedied by the Company promptly after receipt of notice thereof given by the Executive shall not be considered Good Reason for the Executive's termination of employment with the Company. In the event the Executive terminates his employment for Good Reason hereunder, then notwithstanding that the Executive may also retire for purposes of the Benefit Plans, Incentive Plans or Securities Plans, the Executive shall be deemed to have terminated his employment for Good Reason for purposes of this Agreement.

         (f) Any termination of the Executive by the Company pursuant to Section 3(b), 3(c) or 3(d) above, or by the Executive pursuant to Section 3(e) above, shall be communicated by a Notice of Termination to the other party hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate those specific termination provisions in this Agreement relied upon and which sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. For purposes of this Agreement, no such purported termination by the Company shall be effective without such Notice of Termination.

         (g) "Date of Termination" shall mean (i) if the Executive's employment is terminated by the Company for Disability, 30 days after Notice of Termination is given to the Executive (provided that the Executive shall not have returned to the performance of the Executive's duties on a full-time basis during such 30-day period), (ii) if the Executive's employment is terminated by the Executive for Good Reason, the date specified in the Notice of Termination, and
(iii) if the Executive's employment is terminated by the Company for any other reason, the date on which a Notice of Termination is given; provided, however, that if within 30 days after any Notice of Termination is given to the Executive by the Company, the Executive notifies the Company that a dispute exists concerning the termination, the Date of Termination shall be the date the dispute is finally determined, whether by mutual written agreement of the parties or upon final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected).

4.       SEVERANCE COMPENSATION UPON TERMINATION OF EMPLOYMENT.

         (a) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Company shall pay to the Executive in a lump sum cash payment within five days after the Date of Termination the following:

                  (i) the Severance Amount as defined in Section 4(b) below;
         plus

                  (ii) his earned but unpaid base salary through his Date of Termination; plus

                  (iii) a quarterly incentive award for the current fiscal quarter prorated through the Date of Termination equal to the greater of (A) the quarterly incentive award (whether paid or payable in cash or in securities of the Company) awarded to the Executive with respect to the Company's most recent fiscal quarter ending prior to the Date of Termination or (B) the average quarterly incentive award (whether paid or payable in cash or in securities of the Company) made to the Executive with respect to the Company's most recent three fiscal years ending prior to the Date of Termination; plus

                  (iv) interest on the amounts payable pursuant to clauses (i),
         (ii) and (iii) above calculated from the Date of Termination until paid at a rate equal to the prime rate as published in The Wall Street Journal on the Date of Termination plus three percentage points, compounded annually.

         (b) "Severance Amount" shall mean an amount equal to one times the Base Amount (as defined below) determined with respect to the Base Period (as defined below); provided, however, in no event shall the Severance Amount be less than two times the Executive's annual rate of base salary at the higher of the annual rate in effect (i) immediately prior to the Date of Termination or (ii) on the date six months prior to the Date of Termination. For purposes of this subsection (b):

                  (i) "Base Amount" means the Executive's average fiscal-year Compensation (as defined below) for fiscal years of the Company in the Base Period. Such average shall be computed by dividing the total of the Executive's Compensation for the Base Period by the number of fiscal years in the Base Period. If the Executive's Base Period includes a portion of a fiscal year during which he was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below), the Executive's Compensation for such fiscal year shall be annualized before determining the average fiscal-year Compensation for the Base Period. In annualizing Compensation, the frequency with which payments are expected to be made over a fiscal year shall be taken into account; thus, any amount of Compensation that represents a payment that will not be made more often than once per fiscal year is not annualized. Set forth on Appendix A, which is attached hereto and made a part hereof, are three examples illustrating the calculation of the Base Amount.

                  (ii) "Base Period" means the most recent two consecutive fiscal years of the Company ending prior to the Date of Termination. However, if the Executive was not an employee of the Company (or a predecessor entity or a related entity, as such terms are defined in clause (iii) below) at any time during one of such two fiscal years, the Executive's Base Period is the one fiscal year of such two-fiscal-year period during which the Executive performed personal services for the Company or a predecessor entity or a related entity.

                  (iii) "Compensation" means the compensation which was payable by the Company, by a predecessor entity, or by a related entity and which was includible in the gross income of the Executive (or either was excludible from such gross income as

         "foreign earned income" within the meaning of Section 911 of the Internal Revenue Code of 1986, as amended (the "Code"), or would have been includible in such gross income if the Executive had been a United States citizen or resident), but excluding the following: (A) amounts realized from the exercise of a non-qualified stock option; and (B) amounts realized from the sale, exchange or other disposition of stock acquired under an incentive stock option described in Code
         Section 422(b) or under an employee stock purchase plan described in Code Section 423(b). Notwithstanding the preceding sentence, Compensation shall be determined without regard to any compensation deferral election under any plan, program or arrangement, qualified or nonqualified, maintained or contributed to by the Company, a predecessor entity or a related entity, including but not limited to a cash-or-deferred arrangement described in Code Section 401(k), a cafeteria plan described in Code Section 125 or a nonqualified deferred compensation plan. A "predecessor entity" is any entity which, as a result of a merger, consolidation, purchase or acquisition of property or stock, corporate separation, or other similar business transaction transfers some or all of its employees to the Company or to a related entity or to a predecessor entity of the Company. The term "related entity" includes any entity treated as a single employer with the Company in accordance with subsections (b), (c), (m) and (o) of Code Section 414.

         (c) If pursuant to Section 3(a) above the Executive is entitled to the compensation provided in this Section 4, then the Executive will be entitled to continued participation in all employee benefit plans or programs available to Company employees generally in which the Executive was participating on the Date of Termination, such continued participation to be at Company cost and otherwise on the same basis as Company employees generally, until the earlier of (i) the date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage or benefit-by-benefit basis) or (ii) two years from the Date of Termination; provided (A) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this sentence, he shall be paid, in a lump sum cash payment, within 30 days following the date it is determined he is unable to participate in any employee benefit plan or program, the after-tax economic equivalent of the benefits provided under the plan or program in which he is unable to participate for the period specified in this sentence, and (B) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit for himself (including family or dependent coverage, if applicable) on an individual basis. The Executive shall be eligible for group health plan continuation coverage under and in accordance with the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, when he ceases to be eligible for continued participation in the Company's group health plan under this subsection (e).

5.       NO OBLIGATION TO MITIGATE DAMAGES; NO EFFECT ON OTHER CONTRACTUAL
         RIGHTS.

         (a) The Executive shall not be required to mitigate damages or the amount of any payment provided for under this Agreement by seeking other employment or otherwise, nor shall the amount of any payment provided for under this Agreement be reduced by any compensation earned by the Executive as the result of employment by another employer after the Date of Termination or otherwise.

         (b) The provisions of this Agreement, and any payment provided for hereunder, shall not reduce any amounts otherwise payable, or in any way diminish the Executive's existing rights, or rights which would accrue solely as a result of the passage of time, under any Benefit Plan, Incentive Plan or Securities Plan, employment agreement or other contract, plan or agreement with or of the Company.

6.       INCENTIVE AWARDS.

         In the event of a Change in Control of the Company, then notwithstanding the terms and conditions of any Incentive Plan, the Company agrees (i) to immediately and fully vest all unvested awards, units, and benefits (other than options to acquire securities of the Company or awards of securities of the Company) which have been awarded or allocated to the Executive under the Incentive Plans; and (ii) upon the exercise of such awards or units or the distribution of such benefits, to pay all amounts due under the Incentive Plans solely in cash.

7.       CERTAIN ADDITIONAL PAYMENTS BY THE COMPANY.

         (a) Anything in this Agreement to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise, but determined without regard to any additional payments required under this Section
7) (a "Payment") would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by the Executive with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including, without limitation, any income taxes (and any interest and penalties imposed with respect thereto) and Excise Tax imposed upon the Gross-Up Payment, the Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payments.

         (b) All determinations required to be made under this Section 7, including whether and when a Gross-Up Payment is required and the amount of such Gross-Up Payment and the assumptions to be utilized in arriving at such determination, shall be made by the Accounting Firm which shall provide detailed supporting calculations both to the Company and the Executive within 15 business days after the receipt of notice from the Executive that there has been a Payment, or such earlier time as is requested by the Company. The determination of tax liability made by the Accounting Firm shall be subject to review by the Executive's tax advisor, and, if the Executive's tax advisor does not agree with the determination reached by the Accounting Firm, then the Accounting Firm and the Executive's tax advisor shall jointly designate a nationally recognized public accounting firm which shall make the determination. All fees and expenses of the accountants and tax advisors retained by both the Executive and the Company shall be borne solely by the Company. Any Gross-Up Payment, as determined pursuant to this Section 7, shall be paid by the Company to the Executive within five days after the receipt of the determination. Any determination by such jointly designated public accounting firm shall be binding upon the Company and the Executive. As a result of the uncertainty in the application of Section 4999 of the Code at the time of the initial determination hereunder, it is possible that Gross-Up Payments will not have been made by the Company that should have been made ("Underpayment"), consistent with the calculations required to be made hereunder. In the event that the Executive hereafter is required to make a payment of any Excise Tax, any such Underpayment shall be promptly paid by the Company to or for the benefit of the Executive. Upon notice by the Executive of any audit or other proceeding that may result in a liability to the Company hereunder, the Executive shall promptly notify the Company of such audit or other proceeding; and the Company may, at its option, but solely with respect to the item or items that relate to such potential liability, choose to assume the defense of such audit or other proceeding at its own cost, provided that (i) the Executive shall cooperate with the Company in such defense and (ii) the Company will not settle such audit or other proceeding without the consent of the Executive (such consent not to be unreasonably withheld). The highest effective marginal tax rate (determined by taking into account any reduction in itemized deductions and/or exemptions attributable to the inclusion of the additional amounts payable under this Section 7 in the Executive's adjusted gross or taxable income) based upon the state and locality where the Executive is resident at the time of payment of such amounts will be used for purposes of determining the federal and state income and other taxes with respect thereto.

8.       INDEMNIFICATION.

         (a) The Company agrees to indemnify the Executive to the fullest extent permitted by law if the Executive is a party or threatened to be made a party to any Proceeding (as defined below).

         (b) If requested by the Executive, the Company shall advance (within two business days of such request) any and all Expenses, as defined below, relating to a Proceeding to the Executive (an "Expense Advance"), upon the receipt of a written undertaking by or on behalf of the Executive to repay such Expense Advance if a judgment or other final adjudication adverse to the Executive (as to which all rights of appeal therefrom have been exhausted or lapsed) establishes that the Executive is not entitled to indemnification by the Company. Expenses shall include attorney's fees and all other costs, charges and expenses paid or incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in any Proceeding.

         (c) The Company agrees to obtain a directors' and officers' liability insurance policy covering the Executive and to continue and maintain such policy. The amount of coverage shall be reasonable in relation to the Executive's position and responsibilities during his employment by the Company.

         (d) This Section 8 is a supplement to and in furtherance of the Certificate of Incorporation and Bylaws of the Company and shall not be deemed a substitute therefor, or diminish or abrogate any rights of the Executive thereunder.

         (e) For purposes of Section 8(a), the meaning of the phrase "to the fullest extent permitted by law" shall include but not be limited to:

                  (i) to the fullest extent permitted by the provision of the Delaware General Corporation Law ("DGCL") that authorizes or contemplates additional indemnification by agreement, or the corresponding provision of any amendment to or replacement of the DGCL, and

                  (ii) to the fullest extent authorized or permitted by any amendments to or replacements of the DGCL adopted after the date of this Agreement that increase the extent to which a corporation may indemnify its officers and directors.

         (f) For purposes of Sections 8(a) and 8(b), "Proceeding" shall mean any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Executive was, is or will be involved as a party or otherwise by reason of the fact that the Executive is or was a director or officer of the Company, by reason of any action taken by him or of any action on his part while acting as director or officer of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under this Agreement.

9.       SUCCESSORS.

         (a) The Company will require any successor or assign (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company, by agreement in form and substance satisfactory to the Executive, expressly, absolutely and unconditionally to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession or assignment had taken place. Any failure of the Company to obtain such agreement prior to the effectiveness of any such succession or assignment shall be a material breach of this Agreement and shall entitle the Executive to terminate the Executive's employment for Good Reason and receive the compensation provided for in Section 4 hereof. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor or assign to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this Section 9 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

         (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal and legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amounts are still payable to him hereunder, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee or other designee or, if there be no such designee, to the Executive's estate.

10.      NOTICE.

         For purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, as follows:

         If to the Company:

         Transaction Systems Architects, Inc.
         224 South 108 Avenue
         Omaha, NE 68154
         Attn:    President

         If to the Executive:

         ----------------------------------------
         ----------------------------------------
         ----------------------------------------


or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

11.      MISCELLANEOUS.

        No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the Executive and the Company. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nebraska, without giving effect to any principles of conflicts of law.

12.      CONFLICT IN BENEFITS.

        Except as otherwise provided in the preceding sentences, this Agreement is not intended to and shall not limit or terminate any other agreement or arrangement between the Executive and the Company presently in effect or hereafter entered into.

13.      VALIDITY.

        The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

14.      SURVIVORSHIP.

        The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement to the extent necessary to the intended preservation of such rights and obligations and to the extent that any performance is required following termination of this Agreement. Without limiting the foregoing, Sections 7, 8 and 15 shall expressly survive the termination of this Agreement.

15.      LEGAL FEES AND EXPENSES.

        If a claim or dispute arises concerning the rights of the Executive under this Agreement, regardless of the party by whom such claim or dispute is initiated, the Company shall, upon presentation of appropriate vouchers, pay all legal expenses, including reasonable attorneys' fees, court costs, and ordinary and necessary out-of-pocket costs of attorneys, billed to and payable by the Executive or by anyone claiming under or through the Executive, in connection with the bringing, prosecuting, arbitrating, defending, litigating, negotiating, or settling such claim or dispute. In no event shall the Executive be required to reimburse the Company for any of the costs or expenses incurred by the Company relating to arbitration or litigation. Pending the outcome or resolution of any claim or dispute, the Company shall continue payment of all amounts due the Executive without regard to any dispute.

16.      EFFECTIVE DATE.

        This Agreement shall become effective upon execution.

17.      COUNTERPARTS.

        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

18.      NO GUARANTEE OF EMPLOYMENT.

        Neither this Agreement nor any action taken hereunder shall be construed as giving the Executive the right to be retained in employment with the Company, nor shall it interfere with either the Company's right to terminate the employment of the Executive at any time or the Executive's right to terminate his employment at any time.

19.      NO ASSIGNMENT BY EXECUTIVE.

        Except as otherwise provided in Section 9(b), the Executive's rights and interest under this Agreement shall not be assignable (in law or in equity) or subject to any manner of alienation, sale, transfer, claims of creditors, pledge, attachment, garnishment, levy, execution or encumbrances of any kind.

20.      WAIVER.

        The Executive's or the Company's failure to insist upon strict compliance with any provision of this Agreement shall not be deemed a waiver of such provision or any other provision of this Agreement. Any waiver of any provision of this Agreement shall not be deemed to be a waiver of any other provision, and any waiver of default in any provision of this Agreement shall not be deemed to be a waiver of any later default thereof or of any other provision.

21.      WITHHOLDING.

        All amounts paid pursuant to this Agreement shall be subject to withholding for taxes (federal, state, local or otherwise) to the extent required by applicable law.

22.      HEADINGS.

        The headings of this Agreement have been inserted for convenience of reference only and are to be ignored in the construction of the provisions hereof.

23.      NUMBER AND GENDER.

        The use of the singular shall be interpreted to include the plural and the plural the singular, as the context requires. The use of the masculine, feminine or neuter shall be interpreted to include the masculine, feminine or neuter as the context shall require.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                            TRANSACTION SYSTEMS ARCHITECTS, INC.


Date:                                       By:
     -------------------                       ---------------------------

                                            EXECUTIVE:

Date:
     -------------------                    ------------------------------

                                   APPENDIX A


         EXAMPLE 1 - Executive was employed by the Company for 1-1/3 fiscal years preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period and $120,000 for the full fiscal year. The Executive's Base Amount is $105,000.

                                    Year 1:  3  x  $30,000  =  $90,000
                                    Year 2:  $120,000
                                    [90,000 + 120,000] / 2 = $105,000

                                    $105,000 is the average fiscal-year
                                    Compensation for the Base Period.


         EXAMPLE 2 - Assume the same facts as in Example 1, except that the Executive also received a $70,000 sign-on bonus when his employment with the Company commenced at the beginning of the 4-month period. The Executive's Base Amount is $140,000

                                    Year 1: [3 x $30,000] + $70,000 = $160,000
                                    Year 2: $120,000
                                    [160,000 + 120,000] / 2 = $140,000


         Since the sign-on bonus will not be paid more often than once per fiscal year, the amount of the bonus is not increased in annualizing the Executive's Compensation for the 4-month period.


         EXAMPLE 3 - Executive was employed by the Company for the last 4 months of the fiscal year preceding the fiscal year in which a Change in Control of the Company occurs. The Executive's Compensation from the Company was $30,000 for the 4-month period. The Executive's Base Amount is $90,000.

                                    Year 1:  3 x $30,000 = $90,000
                                    $90,000 / 1 = $90,000

                                    $90,000 is the average fiscal-year
                                    Compensation for the Base Period.